UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-03015
Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Annual Report

DECEMBER 31, 2010

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1
Directors and Officers of Ohio National Fund, Inc.	2
The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Top Holdings, Portfolio Composition, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	3
Money Market Portfolio	7
Bond Portfolio	10
Omni Portfolio	15
International Portfolio	20
Capital Appreciation Portfolio	26
Millennium Portfolio	30
International Small-Mid Company Portfolio	34
Aggressive Growth Portfolio	38
Small Cap Growth Portfolio	42
Mid Cap Opportunity Portfolio	46
S&P 500® Index Portfolio	50
Strategic Value Portfolio	57
High Income Bond Portfolio	61
Capital Growth Portfolio	70
Nasdaq-100® Index Portfolio	75
Bristol Portfolio	79
Bryton Growth Portfolio	82
U.S. Equity Portfolio	85
Balanced Portfolio	88
Income Opportunity Portfolio	93
Target VIP Portfolio	98
Target Equity/Income Portfolio	102
Bristol Growth Portfolio	105
Statements of Assets and Liabilities	108
Statements of Operations	111
Statements of Changes in Net Assets	114
Financial Highlights	120
Notes to Financial Statements	132
Report of Independent Registered Public Accounting Firm	154
Additional Information (Unaudited)	155
Information About Directors and Officers (Unaudited)	164

[THIS PAGE LEFT INTENTIONALLY BLANK]

President’s Message

Dear Investor:

Looking back, 2010 appears to have been a very good year for investors. The S&P 500® Index finished the year up more than 15 percent. This was after an even better 2009, which saw the S&P 500® Index increase over 26 percent. However, even after a two-year bull market and a 45 percent increase in the S&P 500® Index, equity investors still have not completely recovered from losses sustained in 2008. The lingering aftereffects of that significant downturn, plus some of the regulations that followed, may explain why businesses now hold more cash on their balance sheets than at any other time since World War II. Perhaps that’s why many individuals elected to stay invested in fixed-income funds (where returns have been less volatile), but then missed the equity run-up of the last two years. For many, the recovery in 2010 didn’t feel permanent. However, this may portend good things for 2011.

As the memory of 2008 fades, individual investors may become more comfortable with equity risk and move away from fixed income. This will be especially true if the interest rates rise, further diminishing fixed-income returns. Also, if the business community can be assured that there will be a more stable regulatory environment going forward, they may be willing to invest larger cash balances, which would encourage job growth and further stimulate the economy. This influx of capital into the equity markets and economic expansion should continue to drive equities higher. Major potential roadblocks to this scenario are political risk (as evidenced by recent events in Egypt) and a lack of job creation. It is doubtful that equity market returns can stay above average for very long with unemployment around 10 percent. A jobless recovery simply does not have “legs.”

The Ohio National Fund

As was predicted in the previous President’s Messages, 2010 was a more difficult year to manage money than 2009. While all Portfolios posted positive returns (with the exception of the Money Market Portfolio, which had a zero return due to continued low interest rates), many struggled to outperform their respective benchmarks. During 2010, 15 of the 21 actively managed Portfolios (excluding the S&P 500® Index and Nasdaq-100® Index Portfolios, as well as the Money Market Porfolio) underperformed their respective benchmarks, compared to six Portfolios in 2009. Some Portfolios were able to perform well during the first quarter, but not as well during the second quarter. I believe this was due to the volatility of the marketplace and the lack of a clear direction. Portfolio managers may have not believed that the bull market run would continue in early 2010, and positioned their portfolios more defensively, thus missing the continued run-up. Others may have expected the bull market to continue; therefore, their portfolios underperformed during the second quarter slowdown. Several Portfolios did perform well, beating both their respective benchmarks and peer groups. These included the International Portfolio, sub-advised by Federated Investors; the Capital Appreciation Portfolio, sub-advised by Jennison; and the Capital Growth Portfolio, sub-advised by Eagle. The Capital Growth Portfolio performed particularly well, outperforming its benchmark by 733 basis points for the year and ranking in the top 5 percent of its peer group.

Looking Ahead

I expect that 2011 will be more about fundamental stock-picking and analysis than macro economic decisions and continued expansion. The economy is on firmer footing now than it has been in some time, although we are not completely out of the woods (and won’t be until the unemployment picture improves). However, I think that greater stability in the economy and less volatility in the equity markets will allow our portfolio managers to focus on fundamentals of their business, which is to build high-quality investment portfolios designed to outperform their benchmarks. I expect good things from our portfolio managers in 2011.

Thank you for entrusting your assets to the Ohio National Fund. We look forward to serving your investment needs.

Sincerely,

Christopher A. Carlson
President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director
James E. Bushman, Director
George M. Vredeveld, Director
John I. Von Lehman, Director

Christopher A. Carlson, President
Thomas A. Barefield, Vice President
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Secretary
Katherine L. Carter, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available, without charge, upon request, by calling 877-781-6392 toll-free.

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

Ohio National Fund, Inc.	Equity Portfolio

 Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	7.91%
Five years	-7.40%
Ten years	-1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Equity Portfolio returned 7.91% versus 15.06% for the current benchmark, the S&P 500 Index.

Relative Portfolio underperformance was driven by security selection decisions and the interaction of security selection and sector allocation choices, although sector allocation decisions also detracted from performance. At the sector level, the Portfolio’s relative underperformance was driven by relative overweights in the Utilities and Information Technology sectors, which underperformed the benchmark, and relative underweight positions in the Consumer Staples and Industrials sectors, which outperformed the benchmark. However, a relative underweight position in Energy was aided by positive security selection and contributed positively to the Portfolio’s performance over the year. An overweight position in Health Care, which outperformed the benchmark, contributed positively to the Portfolio’s performance. At the security level, Sears Holdings Corp., The AES Corp., and Hewlett-Packard Co. were the top three detractors from performance, while Genzyme Corp., Transocean Ltd., and Aflac, Inc. were the top contributors to performance during 2010.(1)

Stocks carried over their 2009 rally into early 2010 despite rumblings from Europe regarding sovereign debt concerns in Greece. Markets entered a correction phase in April when the European Union and International Monetary Fund announced they would collaborate to bail out Greece from its debt woes. However, investors were unconvinced that the trouble was over, and yields on other European sovereign debt including Ireland, Spain and Portugal, rose as the summer began. The U.S. economy also hit a “soft patch” of negative economic data, while China’s government took steps to slow the red-hot pace of growth in that country; neither of which helped stocks during the summer. Markets rebounded in the fall, posting two of the strongest months in recent memory in September and December. The announced plan to rescue Ireland from its debt burden, coupled with positive economic data in the U.S., helped boost equities in the final four months of the year. The S&P 500 Index ended 2010 up 15.1%, while the Dow Jones Industrial Average Index finished up 14.1%. The tech-heavy Nasdaq Composite Index climbed 18.2%. Mega caps lagged their smaller cousins, and the S&P 100 Index rose just 12.5%, compared to the S&P 400 Midcap Index’s 26.6% increase and the broader Russell 2000 Index’s 26.9% advance. Growth names outpaced their value counterparts by about 120 basis points. The Russell 1000 Growth Index climbed 16.7% compared to the Russell 1000 Value Index’s 15.5% gain in 2010.

Hewlett-Packard Co. shares were a detractor from performance over the past twelve months due mostly to investor reaction to the departure of CEO Mark Hurd in early August. The appointment of former SAP head Leo Apotheker as Hurd’s replacement in September failed to reassure investors worried about the software giant’s direction. However, we do not think the fundamental story for Hewlett-Packard Co. has changed. Margins in the services segment should continue to grow thanks to both secular and structural changes in the industry. Because Hewlett-Packard Co.’s product portfolio is fairly built out at this point, we think the company will increase its focus on returning more of its nearly $11 billion in cash to shareholders through share repurchases and dividends.(1)

The AES Corp. was a top detractor in the Portfolio as its dilutive capital infusion from the China Investment Corporation (CIC) in late 2009 continued to weigh on shares into early 2010, while investor confidence in the global economic recovery — and thus demand for power — wavered over the course of the year. By July, the tide seemed to be turning somewhat for The AES Corp., and the company announced a $500 million share repurchase authorization. After another slight dip to start the fourth quarter, December turned out to be a strong month for The AES Corp. as the company announced a joint venture in Turkey that should give it a growth platform in a country that The AES Corp. has identified as a desirable opportunity. Ultimately, we continue to believe the current stock price drastically understates the value of The AES Corp.’s existing assets, as well as projects under construction, and gives little to no credit to the company’s global growth opportunities.(1)

Sears Holdings Corp. had a tumultuous 2010 as the economic “soft patch” during the middle of the year and the end of a government program that subsidized energy-efficient appliances took their toll on the retailer. The company was slammed after both its second and third quarter earnings releases came up short of analyst expectations, even as competitors were showing improved strength. While we took heart from company chairman Eddie Lampert’s sound strategic move on Sears Canada and believed that the market was pricing in excessively thin margins in the name, we exited the position toward the end of August for the more favorable risk-reward opportunity presented by Best Buy Co., Inc.(1)

While lingering manufacturing continued to weigh on Genzyme Corp.’s shares into the summer, rumors of a potential takeout, followed by a formal buyout offer at a significant premium from Sanofi-Aventis, boosted shares in July. We still believe Genzyme Corp. represents a solid biotechnology franchise with years of profitable growth ahead of it, but we felt the Sanofi-Aventis bid reflected much of this value, leaving little upside. As a result, we have exited the position.(1)

We purchased Transocean Ltd. after April’s explosion in the Gulf of Mexico cut the stock in half on worries about the future liabilities stemming from the accident. Our analysis indicated investors were selling first and asking questions later, as the stock price was discounting what we saw as inordinately large liabilities and a sharp permanent decline in the economics of the offshore drilling market. Though we — along with everyone else in the market — were dealing with imperfect information, we thought both worries were overblown and that the odds favored an investment at those levels. The stock has bounced higher as the well was capped, as the environmental and economic damage to the Gulf started to come in short of a worst-case scenario, and as we approach resumption of

(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Gulf drilling, albeit at a limited scale initially. We have trimmed the position somewhat, as the expectations gap has narrowed; though we believe there are still several reasons to own the stock including the company’s new capital allocation policy, a favorable long-term view of the offshore drilling market, and the tailwind provided by macro and technical factors.(1)

Insurer Aflac, Inc. churned upward during the last year, rising from the battering it took in the depths of the European sovereign debt crisis as investors turned their attention to the firm’s stellar economic performance. Aflac, Inc. exceeded analyst expectations in three of the year’s quarters and matched them in the fourth, as expansion in the company’s Japanese division was more than enough to offset the weakness in U.S. operations. The company continued to fortify its already strong capital position, as its risk-based capital ratio steadily improved over the course of the year. While the company’s initial share repurchase authorizations have been modest, we believe there is considerable upside to the company’s share repurchase outlook given its powerful business performance and stores of excess capital. With one of the lowest exposures in the industry to a prolonged period of low interest rates, the capacity to generate returns on equity at nearly three times the level of peers, and a modest forward valuation premium, we believe Aflac, Inc. still has plenty of potential.(1)

With the economy showing clear signs that the recovery is gaining traction, corporate earnings continuing to surprise on the upside, and equity valuation levels quite attractive, we think the burden of proof is now on the bears as to why 2011 should not be a good year for U.S. stocks. That doesn’t mean that investors still don’t have plenty of things about which to worry; they clearly do. We believe the good will far outweigh the bad in 2011 and stocks will, in our judgment, make solid upward progress. As to what could potentially impede or derail our bullish outlook for 2011, in addition to the risks posed by rising interest rates, oil prices over $100 per barrel, a possible economic slowdown in China, or a re-escalation of the sovereign debt crisis in Europe, we would offer two candidates: (1) turmoil in the municipal bond market arising from the gaping budget deficits in a number of prominent states and municipalities, and (2) failure by Congress to address the long-term structural imbalance in the Federal budget.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

		S&P 500
	Equity Portfolio	Index
12/31/2000	10000	10000
06/30/2001	10439	9330
12/31/2001	9156	8811
06/30/2002	7632	7652
12/31/2002	7440	6864
06/30/2003	9079	7671
12/31/2003	10738	8833
06/30/2004	11107	9137
12/31/2004	12074	9794
06/30/2005	11800	9715
12/31/2005	12811	10275
06/30/2006	12191	10553
12/31/2006	13665	11898
06/30/2007	14345	12726
12/31/2007	12860	12552
06/30/2008	9325	11056
12/31/2008	5811	7908
06/30/2009	6542	8158
12/31/2009	8083	10001
06/30/2010	7187	9335
12/31/2010	8723	11507

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	97.5
Repurchase Agreements and Other Net Assets	2.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	AES Corp. / The	6.8
2.	International Business Machines Corp.	3.0
3.	Citigroup, Inc.	3.0
4.	General Electric Co.	3.0
5.	Texas Instruments, Inc.	2.9
6.	Wells Fargo & Co.	2.9
7.	JPMorgan Chase & Co.	2.8
8.	Aflac, Inc.	2.7
9.	NYSE Euronext	2.7
10.	Time Warner, Inc.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	27.0
Information Technology	25.0
Consumer Discretionary	13.3
Health Care	11.3
Utilities	6.8
Energy	6.6
Industrials	4.7
Consumer Staples	2.8

97.5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 97.5%		Shares	Value

CONSUMER DISCRETIONARY – 13.3%
Ford Motor Co. (Automobiles)	(a)	237,900	$3,994,341
General Motors Co. (Automobiles)	(a)	73,600	2,712,896
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		69,100	3,389,355
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	27,550	4,959,000
Eastman Kodak Co. (Leisure Equip. & Products)	(a)	829,590	4,446,602
DIRECTV Class A (Media)	(a)	9,900	395,307
Time Warner, Inc. (Media)		183,700	5,909,629
Best Buy Co., Inc. (Specialty Retail)		99,500	3,411,855

			29,218,985

CONSUMER STAPLES – 2.8%
PepsiCo, Inc. (Beverages)		52,500	3,429,825
Wal-Mart Stores, Inc. (Food & Staples Retailing)		49,800	2,685,714

			6,115,539

ENERGY – 6.6%
Transocean Ltd. (Energy Equip. & Svs.)	(a)	49,800	3,461,598
BP PLC — ADR (Oil, Gas & Consumable Fuels)		121,400	5,362,238
ConocoPhillips (Oil, Gas & Consumable Fuels)		82,700	5,631,870

			14,455,706

FINANCIALS – 27.0%
BlackRock, Inc. (Capital Markets)		8,850	1,686,633
Goldman Sachs Group, Inc. / The (Capital Markets)		32,200	5,414,752
Morgan Stanley (Capital Markets)		99,300	2,701,953
Wells Fargo & Co. (Commercial Banks)		204,700	6,343,653
American Express Co. (Consumer Finance)		99,800	4,283,416
Capital One Financial Corp. (Consumer Finance)		119,100	5,068,896
Bank of America Corp. (Diversified Financial Svs.)		403,800	5,386,692
Citigroup, Inc. (Diversified Financial Svs.)	(a)	1,370,800	6,483,884
JPMorgan Chase & Co. (Diversified Financial Svs.)		143,200	6,074,544
NYSE Euronext (Diversified Financial Svs.)		199,200	5,972,016
Aflac, Inc. (Insurance)		106,705	6,021,363
MetLife, Inc. (Insurance)		83,000	3,688,520

			59,126,322

HEALTH CARE – 11.3%
Amgen, Inc. (Biotechnology)	(a)	14,400	790,560
Gilead Sciences, Inc. (Biotechnology)	(a)	132,700	4,809,048
Medtronic, Inc. (Health Care Equip. & Supplies)		60,900	2,258,781
Aetna, Inc. (Health Care Providers & Svs.)		147,709	4,506,602
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		105,800	3,820,438
Johnson & Johnson (Pharmaceuticals)		41,500	2,566,775
Merck & Co., Inc. (Pharmaceuticals)		110,700	3,989,628
Pfizer, Inc. (Pharmaceuticals)		118,400	2,073,184

			24,815,016

INDUSTRIALS – 4.7%
United Continental Holdings, Inc. (Airlines)	(a)	164,400	3,916,008
General Electric Co. (Industrial Conglomerates)		354,400	6,481,976

			10,397,984

INFORMATION TECHNOLOGY – 25.0%
Cisco Systems, Inc. (Communications Equip.)	(a)	270,700	5,476,261
QUALCOMM, Inc. (Communications Equip.)		110,600	5,473,594
Research In Motion Ltd. (Communications Equip.)	(a)	77,400	4,499,262
EMC Corp. (Computers & Peripherals)	(a)	173,600	3,975,440
Hewlett-Packard Co. (Computers & Peripherals)		133,900	5,637,190
eBay, Inc. (Internet Software & Svs.)	(a)	199,600	5,554,868
International Business Machines Corp. (IT Svs.)		44,300	6,501,468
Mastercard, Inc. Class A (IT Svs.)		10,450	2,341,949
Intel Corp. (Semiconductors & Equip.)		201,750	4,242,803
Texas Instruments, Inc. (Semiconductors & Equip.)		198,300	6,444,750
Microsoft Corp. (Software)		168,400	4,701,728

			54,849,313

UTILITIES – 6.8%
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	1,227,200	14,947,296

Total Common Stocks (Cost $191,744,979)			$213,926,161

		Face	Amortized
Repurchase Agreements – 1.9%		Amount	Cost

Goldman Sachs 0.130% 01/03/2011,
Agreement date: 12/31/2010, Repurchase price $4,165,525 Collateralized by: FHLMC Global MTN 0.180%, Due 11/9/2011 with value of $4,258,033		$4,165,480	$4,165,480

Total Repurchase Agreements (Cost $4,165,480)			$4,165,480

Total Investments – 99.4% (Cost $195,910,459)	(b)		$218,091,641
Other Assets in Excess of Liabilities – 0.6%			1,339,841

Net Assets – 100.0%			$219,431,482

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Money Market Portfolio

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Commercial Paper (2)	75.7
Asset-Backed Securities (2)	1.4
Money Market Funds	13.4
U.S. Treasury Obligations	3.4
Repurchase Agreements and Other Net Assets	6.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1)

	% of Net Assets

1.	Wells Fargo & Co. 0.040%, 01/03/2011	4.8
2.	Nestle Capital Corp. 0.050%, 01/03/2011	4.8
3.	Societe Generale North America 0.100%, 01/03/2011	4.8
4.	Prudential Funding LLC 0.120%, 01/03/2011	4.8
5.	International Business Machines Corp. 0.140%, 01/07/2011	4.8
6.	Federated Prime Cash Obligations Fund – Institutional Class	4.6
7.	Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.6
8.	HSBC Finance Corp. 0.180%, 01/14/2011	4.4
9.	U.S. Bank Repurchase Agreement 0.010%, 01/03/2011	4.4
10.	Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I	4.2

(1)	Composition of Portfolio subject to change.

(2)	Sectors (combined):

% of Net Assets

Financials	43.4
Consumer Staples	13.6
Health Care	7.8
Information Technology	4.8
Energy	4.1
Consumer Discretionary	3.4

77.1

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2010

Commercial Paper – 75.7%		Rate	Maturity	Face Amount	Amortized Cost

CONSUMER DISCRETIONARY – 3.4%
Walt Disney Co. / The (Media)	(a)	0.180%	01/07/2011	$10,000,000	$9,999,700

CONSUMER STAPLES – 13.6%
Coca-Cola Co. / The (Beverages)	(a)	0.200%	01/10/2011	5,000,000	4,999,750
Coca-Cola Co. / The (Beverages)	(a)	0.190%	01/14/2011	3,000,000	2,999,794
Coca-Cola Co. / The (Beverages)	(a)	0.210%	03/07/2011	3,000,000	2,998,863
Coca-Cola Co. / The (Beverages)	(a)	0.180%	01/19/2011	2,000,000	1,999,820
Nestle Capital Corp. (Food Products)	(a)	0.050%	01/03/2011	14,000,000	13,999,961
Procter & Gamble Co. / The (Household Products)	(a)	0.240%	04/12/2011	3,025,000	3,022,963
Procter & Gamble International Funding SCA (Household Products)	(a)	0.160%	01/19/2011	10,000,000	9,999,200

					40,020,351

ENERGY – 4.1%
Chevron Funding Corp. (Oil, Gas & Consumable Fuels)		0.160%	01/12/2011	12,000,000	11,999,413

FINANCIALS – 42.0%
Wells Fargo & Co. (Commercial Banks)		0.040%	01/03/2011	14,000,000	13,999,969
American Express Credit Corp. (Consumer Finance)		0.200%	01/04/2011	10,000,000	9,999,833
American Honda Finance Corp. (Consumer Finance)		0.200%	01/06/2011	11,000,000	10,999,694
John Deere Capital Corp. (Consumer Finance)	(a)	0.220%	01/21/2011	10,300,000	10,298,741
Toyota Motor Credit Corp. (Consumer Finance)		0.130%	01/06/2011	10,000,000	9,999,819
Toyota Motor Credit Corp. (Consumer Finance)		0.050%	01/03/2011	3,000,000	2,999,992
Citigroup Funding Inc. (Diversified Financial Services)		0.250%	01/11/2011	10,000,000	9,999,306
General Electric Capital Corp. (Diversified Financial Services)		0.150%	01/03/2011	10,000,000	9,999,917
General Electric Capital Corp. (Diversified Financial Services)		0.150%	01/12/2011	4,000,000	3,999,817
HSBC Finance Corp. (Diversified Financial Services)		0.180%	01/14/2011	13,000,000	12,999,155
Societe Generale North America (Diversified Financial Services)		0.100%	01/03/2011	14,000,000	13,999,922
Prudential Funding LLC (Insurance)		0.120%	01/03/2011	14,000,000	13,999,907

					123,296,072

HEALTH CARE – 7.8%
Abbott Laboratories (Pharmaceuticals)	(a)	0.160%	01/25/2011	10,000,000	9,998,933
Johnson & Johnson (Pharmaceuticals)	(a)	0.150%	01/05/2011	3,000,000	2,999,950
Johnson & Johnson (Pharmaceuticals)	(a)	0.160%	01/05/2011	10,000,000	9,999,822

					22,998,705

INFORMATION TECHNOLOGY – 4.8%
International Business Machines Corp. (Computers & Peripherals)	(a)	0.140%	01/07/2011	14,000,000	13,999,673

Total Commercial Paper (Cost $222,313,914)					$222,313,914

Asset-Backed Securities – 1.4%		Rate	Maturity	Face Amount	Amortized Cost

FINANCIALS – 1.4%
Ally Auto Receivables Trust 2010-3, Class A1 (Consumer Finance)		0.403%	08/15/2011	$246,732	$246,732
Bank of America Auto Trust 2010-2, Class A1 (Consumer Finance)		0.619%	07/15/2011	471,106	471,106
BMW Vehicle Lease Trust 2010-1, Class A1 (Consumer Finance)		0.298%	10/17/2011	539,229	539,229
Honda Auto Receivables Owner Trust 2010-3, Class A1 (Consumer Finance)		0.310%	10/21/2011	757,299	757,299
Hyundai Auto Receivables Trust 2010-B, Class A1 (Consumer Finance)		0.371%	09/15/2011	418,091	418,091
Nissan Auto Receivables Owners Trust 2010-A, Class A1 (Consumer Finance)		0.356%	10/17/2011	651,004	651,004
Nissan Auto Lease Trust 2010-B, Class A1 (Consumer Finance)		0.317%	11/15/2011	888,061	888,061

Total Asset-Backed Securities (Cost $3,971,522)					$3,971,522

Money Market Funds – 13.4%				Shares	Value

Federated Prime Cash Obligations Fund – Institutional Class				13,500,000	$13,500,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				13,500,000	13,500,000
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I				12,400,000	12,400,000

Total Money Market Funds (Cost $39,400,000)					$39,400,000

U.S. Treasury Obligations – 3.4%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Treasury Bill		0.145%	01/27/2011	$10,000,000	$9,998,953

Total U.S. Treasury Obligations (Cost $9,998,953)					$9,998,953

(continued)

Ohio National Fund, Inc.	Money Market Portfolio (Continued)

Schedule of Investments	December 31, 2010

Repurchase Agreements – 4.4%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Bank, Agreement date: 12/31/10, Repurchase price $12,822,000, Collateralized by: FHLMC 30 yr. Gold Giant Pool #G01543 (FGLMC) 5.000%, Due 05/01/2033 with value of $13,078,771		0.010%	01/03/2011	$12,822,000	$12,822,000

Total Repurchase Agreements (Cost $12,822,000)					$12,822,000

Total Investments – 98.3% (Cost $288,506,389)	(b)				$288,506,389
Other Assets in Excess of Liabilities – 1.7%					4,940,548

Net Assets – 100.0%					$293,446,937

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2010, the value of these securities totaled $97,317,170 or 33.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents cost for Federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bond Portfolio

 Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	7.84%
Five years	4.58%
Ten years	5.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Bond Portfolio returned 7.84% versus 9.52% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The relatively good positive total returns for both the Bond Portfolio and the Merrill Lynch Index were the result of a decline in U.S. Treasury yields and modest tightening in credit spreads over the course of 2010. For the year, the 10-year Treasury yield declined 54 basis points and the credit spread of the Merrill Lynch Index tightened 24 basis points. Both of these factors resulted in an increase in total returns for the year. Treasury yields declined because of fears of a drop in the growth rate of the U.S. economy and due to demand for U.S. Treasury bonds as a safe haven, once international bond markets began to discount the risk of sovereign default in countries across much of Southern Europe, most notably Greece. Late in the year, credit spreads tightened on expectations for good corporate earnings and an improving outlook for the U.S. economy in 2011.

The Portfolio underperformed the Merrill Lynch Index primarily because the duration of the Portfolio was shorter than the duration of the Merrill Lynch Index during a period in which U.S. Treasury yields declined. The Portfolio’s duration was positioned short of the Merrill Lynch Index on expectations that Treasury yields would rise in 2010 as the U.S. economy gathered strength and due to the inflationary effect of massive U.S. federal budget deficits. Of course, as discussed in the previous paragraph, U.S. Treasury yields declined in 2010 rather than increasing as expected. The shorter Portfolio duration also muted the positive impact on the Portfolio from tightening credit spreads.

Several industry weightings relative to the benchmark impacted performance during 2010. The Portfolio benefited from its over-weighting in the insurance and brokerage sectors because these sectors outperformed. The Portfolio also benefited from its relative under-weighting in the telecommunications and industrials sectors because these sectors underperformed. The Portfolio’s under-weighting in the banking sector detracted from performance, because this sector outperformed. The Portfolio was negatively impacted by its over-weighting in electric utilities and holdings of U.S. Treasuries because these sectors underperformed.(1)

Because Treasury yields declined and credit spreads tightened in 2010, all of the bonds held in the Portfolio for the entire year had positive total returns for the year. The five bonds that had the highest total returns were Energy Future Competitive Holdings Co., Deutsche Bank Capital Funding Trust VII, Fifth Third Bancorp, Potomac Electric Power Co. and Discover Financial Services. The five poorest performing bonds were Johnson Controls, Inc., Atlantic Richfield Co., AT&T Corp., Verizon Communications, Inc. and Appalachian Power Co. All five of these bonds underperformed because of their very short maturities in a declining interest rate environment and not because of any underlying credit problem.(1)

The U.S. economy has been slowly recovering from its worst recession since the Great Depression. We expect the growth rate of the U.S. economy to increase in 2011. Once the growth rate of the economy firms, we expect the Federal Reserve to begin removing its monetary stimulus. This, combined with unprecedented federal budget deficits, should result in an increase in Treasury yields. For this reason, we expect to maintain the duration of the Portfolio short of the Merrill Lynch Index, but we expect to reduce the difference in duration between the two to mitigate the risk of relative underperformance in the event that Treasury yields do not increase in 2011. Because we expect credit spreads to tighten modestly in 2011 as corporate profits rise, we expect to skew purchases for the Portfolio toward BBB-rated names, which are slightly lower in quality than the average for the Merrill Lynch Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

		Bofa Merrill
		Lynch U.S.
		Corporate Master
	Bond Portfolio	Index
12/31/2000	10000	10000
06/30/2001	10449	10544
12/31/2001	10842	11070
06/30/2002	11341	11290
12/31/2002	11780	12196
06/30/2003	12818	13127
12/31/2003	13013	13210
06/30/2004	13001	13192
12/31/2004	13779	13925
06/30/2005	13949	14276
12/31/2005	13836	14199
06/30/2006	13773	13990
12/31/2006	14451	14821
06/30/2007	14621	14942
12/31/2007	14988	15509
06/30/2008	14844	15383
12/31/2008	13272	14452
06/30/2009	14792	15785
12/31/2009	16049	17307
06/30/2010	16927	18362
12/31/2010	17307	18955

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Corporate Bonds (3)	89.4
U.S. Treasury Obligations	2.8
Commercial Paper	3.4
Repurchase Agreements and Other Net Assets	4.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	U.S. Treasury Note 2.375%, 09/30/2014	1.4
2.	U.S. Treasury Note 3.375%, 11/15/2019	1.4
3.	Kroger Co. / The 6.400%, 08/15/2017	1.2
4.	Kraft Foods, Inc. 6.125%, 02/01/2018	1.2
5.	Commonwealth Edison Co. 5.950%, 08/15/2016	1.2
6.	UnitedHealth Group, Inc. 6.000%, 02/15/2018	1.2
7.	Union Electric Co. 6.400%, 06/15/2017	1.1
8.	Fifth Third Bancorp 4.500%, 06/01/2018	1.1
9.	Virginia Electric and Power Co. 5.400%, 01/15/2016	1.1
10.	Waste Management, Inc. 6.100%, 03/15/2018	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	27.6
Utilities	16.8
Industrials	8.4
Consumer Staples	7.8
Energy	6.9
Consumer Discretionary	6.5
Health Care	6.4
Telecommunication Services	3.8
Materials	3.0
Information Technology	2.2

89.4

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2010

Corporate Bonds – 89.4%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 6.5%
Johnson Controls, Inc. (Auto Components)		5.250%	01/15/2011	$1,250,000	$1,251,452
Mohawk Industries, Inc. (Household Durables)	(b)	6.500%	01/15/2011	336,000	336,840
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	549,814
Comcast Corp. (Media)		5.875%	02/15/2018	750,000	833,901
COX Communications, Inc. (Media)		6.750%	03/15/2011	1,000,000	1,012,079
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,117,288
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,271,356
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,065,530
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	1,000,000	1,072,500
Home Depot, Inc. (Specialty Retail)		5.250%	12/16/2013	1,000,000	1,098,302

					9,609,062

CONSUMER STAPLES – 7.8%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	750,000	824,639
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	1,000,000	1,114,154
Kroger Co. / The (Food & Staples Retailing)		6.400%	08/15/2017	1,500,000	1,724,599
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,198,690
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,545,705
Kraft Foods, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,715,940
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	828,003
Sara Lee Corp. (Food Products)		2.750%	09/15/2015	1,250,000	1,239,229
Tyson Foods, Inc. (Food Products)	(b)	7.350%	04/01/2016	1,000,000	1,101,875
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	271,079

					11,563,913

ENERGY – 6.9%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,616,874
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,075,590
Atlantic Richfield Co. (Oil, Gas & Consumable Fuels)		8.550%	03/01/2012	200,000	212,295
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	1,000,000	1,135,989
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		5.650%	08/01/2012	1,000,000	1,059,905
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,259,976
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	966,150
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		6.125%	03/15/2012	750,000	792,787
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,313,561
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	04/15/2012	750,000	798,382

					10,231,509

FINANCIALS – 27.6%
BlackRock, Inc. (Capital Markets)		2.250%	12/10/2012	500,000	511,608
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,281,626
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,019,393
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,378,520
Janus Capital Group, Inc. (Capital Markets)	(b)	6.950%	06/15/2017	1,500,000	1,564,762
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	1,500,000	1,613,929
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	1,250,000	1,280,989
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	959,169
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,035,023
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,076,509
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,620,087
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(a)(c)	5.628%	Perpetual	1,500,000	1,357,500
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,689,182
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,607,016
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	239,559
Wells Fargo & Co. (Commercial Banks)		5.625%	12/11/2017	750,000	831,590
American Express Co. (Consumer Finance)		7.000%	03/19/2018	1,250,000	1,458,071
Capital One Bank U.S.A NA (Consumer Finance)		5.125%	02/15/2014	750,000	796,474
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	781,925
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	1,000,000	1,023,294
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,371,454
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,092,161
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,588,095
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	966,420
Assurant, Inc. (Insurance)		5.625%	02/15/2014	1,500,000	1,578,213
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,064,292
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,291,086
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,528,668
Liberty Mutual Group, Inc. (Insurance)	(a)	5.750%	03/15/2014	1,000,000	1,040,859
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	814,193
Metropolitan Life Global Funding I (Insurance)	(a)	2.875%	09/17/2012	1,000,000	1,025,359

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	$1,500,000	$1,659,571
StanCorp Financial Group, Inc. (Insurance)		6.875%	10/01/2012	500,000	527,152
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,265,482
Mack-Cali Realty LP (Real Estate Investment Trusts)		4.600%	06/15/2013	1,000,000	1,052,215

					40,991,446

HEALTH CARE – 6.4%
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,215,515
Baxter International, Inc. (Health Care Equip. & Supplies)		1.800%	03/15/2013	250,000	254,071
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	543,532
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,255,921
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		2.200%	09/15/2013	1,000,000	1,016,495
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	510,797
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	1,500,000	1,705,220
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	308,748
Abbott Laboratories (Pharmaceuticals)		2.700%	05/27/2015	1,000,000	1,020,599
Merck & Co., Inc. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,103,882
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	509,267

					9,444,047

INDUSTRIALS – 8.4%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	834,965
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,280,608
Owens Corning (Building Products)		6.500%	12/01/2016	1,000,000	1,060,419
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	1,500,000	1,683,245
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,290,126
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,154,670
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,306,484
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,644,029
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	998,107
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,234,653

					12,487,306

INFORMATION TECHNOLOGY – 2.2%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	311,468
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,635,435
International Business Machines Corp. (IT Svs.)		2.100%	05/06/2013	1,250,000	1,281,075

					3,227,978

MATERIALS – 3.0%
Monsanto Co. (Chemicals)		7.375%	08/15/2012	1,000,000	1,101,707
Praxair, Inc. (Chemicals)		2.125%	06/14/2013	1,250,000	1,277,639
Rio Tinto Finance U.S.A Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	963,513
Teck Resources Ltd. (Metals & Mining)		7.000%	09/15/2012	1,000,000	1,063,952

					4,406,811

TELECOMMUNICATION SERVICES – 3.8%
AT&T Corp. (Diversified Telecom. Svs.)	(b)	7.300%	11/15/2011	500,000	528,307
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	1,000,000	1,086,821
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	750,000	768,694
Verizon Communications, Inc. (Diversified Telecom. Svs.)		5.350%	02/15/2011	1,000,000	1,005,469
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	1,000,000	1,109,655
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	1,000,000	1,092,935

					5,591,881

UTILITIES – 16.8%
Appalachian Power Co. (Electric Utilities)		5.550%	04/01/2011	1,000,000	1,011,388
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,713,917
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,288,075
Entergy Mississippi, Inc. (Electric Utilities)		5.920%	02/01/2016	1,000,000	1,002,283
Florida Power Corp. (Electric Utilities)		4.550%	04/01/2020	500,000	521,904
Ipalco Enterprises, Inc. (Electric Utilities)	(b)	8.625%	11/14/2011	1,000,000	1,042,500
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,635,956
Metropolitan Edison Co. (Electric Utilities)		4.875%	04/01/2014	750,000	787,004
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	731,804
PSEG Power LLC (Electric Utilities)		5.000%	04/01/2014	750,000	805,392
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	486,244	550,182
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,700,142
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,688,754
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,057,845
CenterPoint Energy Resources Corp. (Gas Utilities)		5.950%	01/15/2014	500,000	544,562

(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES (continued)
Southwest Gas Corp. (Gas Utilities)		7.625%	05/15/2012	$1,000,000	$1,075,585
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	750,000	816,344
Energy Future Competitive Holdings Co. (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	521,326	442,074
TransAlta Corp. (Ind. Power Prod. & Energy Traders)		6.750%	07/15/2012	1,000,000	1,072,794
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,037,023
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,098,469
Consumers Energy Co. (Multi-Utilities)		6.000%	02/15/2014	1,000,000	1,108,667
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,225,413
Xcel Energy, Inc. (Multi-Utilities)		4.700%	05/15/2020	1,000,000	1,031,443

					24,989,520

Total Corporate Bonds (Cost $125,157,639)					$132,543,473

U.S. Treasury Obligations – 2.8%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		2.375%	09/30/2014	$2,000,000	$2,071,876
U.S. Treasury Note		3.375%	11/15/2019	2,000,000	2,042,032

Total U.S. Treasury Obligations (Cost $4,139,448)					$4,113,908

Commercial Paper – 3.4%		Rate	Maturity	Face Amount	Amortized Cost

General Electric Capital Corp.		0.030%	01/03/2011	$5,000,000	$4,999,992

Total Commercial Paper (Cost $4,999,992)					$4,999,992

Repurchase Agreements – 0.4%		Rate	Maturity	Face Amount	Amortized Cost

U.S. Bank, Agreement date: 12/31/2010, Repurchase price: $628,001, Collateralized by: FNMA Remic, Trust # 2008-47, Class FT 1.231%, Due 06/25/2038 with value of $640,856		0.010%	01/03/2011	$628,000	$628,000

Total Repurchase Agreements (Cost $628,000)					$628,000

Total Investments – 96.0% (Cost $134,925,079)	(d)				$142,285,373
Other Assets in Excess of Liabilities – 4.0%					5,891,669

Net Assets – 100.0%					$148,177,042

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2010, the value of these securities totaled $4,258,683 or 2.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(c)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2010.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Omni Portfolio

 Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	13.19%
Five years	4.60%
Ten years	2.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Omni Portfolio returned 13.19% versus 13.83% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 64 basis points of underperformance is primarily the result of holding approximately 5% of the Portfolio in cash equivalents during a year in which both common stocks and bonds had relatively good positive total returns. For the year, the returns from both the common stock and the bond portions of the Portfolio exceeded the returns of their respective benchmarks. An asset allocation shift in late August benefited performance. At the end of July, the Portfolio was under-weighted in stocks by 4% and had a near benchmark weighting in bonds. Because bonds had done so well and stocks had negative returns year-to-date through August, the weighting in bonds was reduced by 4% and the weighting in stocks was increased by a similar percentage. This asset allocation shift benefited performance because the S&P 500 Index had very strong positive returns from September through year-end, outperforming bonds by a wide margin.

The equity portion of the Portfolio had a total return of 15.25% (gross of fees) in 2010, versus 15.06% for the S&P 500 Index, for out-performance of 19 basis points. The equity portion of the Portfolio performed very well in the fourth quarter, led by strong returns in the commodity and financial service sectors. Even though Financials made a stellar comeback in the final quarter, the Portfolio was negatively impacted during the year by a few Financials, namely Wells Fargo & Co., Morgan Stanley, and Bank of America Corp. All three were hurt by the continuing legal uncertainties from the mortgage fiasco, and Morgan Stanley perhaps suffered additionally from the potential for lawsuits relating to underwriting mortgage securities. Two other poorly performing stocks were SunPower Corp., which twice during the year announced delays in the contributions to earnings from their slightly delayed solar projects, and Hewlett-Packard Co., whose earnings multiple contracted because its chairman was forced to resign under unpleasant circumstances. The Portfolio’s best performing stocks were Apple, Inc., Citigroup, Inc., Freeport-McMoRan Copper & Gold, Inc., Honeywell International, Inc. and Johnson Controls, Inc.(1)

The sectors of the stock market that performed the best in 2010 were those sectors that involved taking on more portfolio risk. There appeared to be demand by investors for top-line growth stocks at any price. As the investment process for the stock portion of the Portfolio always first considers an attractive stock valuation as the first requirement for portfolio inclusion, not participating in a momentum, risk-taking market created a headwind to stock performance.

For the year 2010, the return from the bond portion of the Portfolio exceeded the 9.52% return of the Merrill Lynch Index. This out-performance was primarily the result of individual bond holdings performing particularly well, rather than industry weightings or Portfolio duration positioning versus the Merrill Lynch Index. Bonds that performed very well included Deutsche Bank Capital Funding Trust VII, KeyBank NA, Potomac Electric Power Co., Discover Financial Services, and HCP, Inc. Deutsche Bank Capital Funding Trust VII, KeyBank NA, Discover Financial Services, and HCP Inc. performed well because these financial and real estate companies continued to recover from the difficulties of the recent recession. Potomac Electric Power Co. had good performance because it is a long maturity bond that rose in value as Treasury yields declined. The five poorest performing bonds were Wyeth, AT&T Corp., COX Communications, Inc., Telecom Italia Capital SA and Anadarko Petroleum Corp. Telecom Italia Capital SA underperformed because of economic problems across Southern Europe. Anadarko Petroleum Corp. underperformed due to its ownership interest in the deepwater well that exploded in the Gulf of Mexico. The remaining three weak performing bonds underperformed because of their short maturities in a declining interest rate environment and not because of any underlying credit problem. The bond portion of the Portfolio was under-weighted relative to the benchmark in the banking sector and this disadvantaged performance because the banking sector outperformed. The bond portion of the Portfolio was over-weighted in the electric utility sector and this also disadvantaged performance because the electric utility sector underperformed. The performance of the bond component of the Portfolio was further disadvantaged by its shorter duration versus that of the Merrill Lynch Index because Treasury yields declined in 2010.(1)

At the beginning of 2010, we took the position that the economy would improve, that emerging markets would provide most of the economic growth, that consumers would still be constrained in their spending, and that margins would tighten in consumer oriented products, as raw material pricing increased and companies were not so able to raise selling prices to pass through the higher costs. These are similar themes to what we believe now. Because we expect most economic growth to come from emerging countries such as India and China, we are trying to avoid stocks that are U.S. centric with little exposure to emerging economies. We anticipate that Treasury yields should rise in 2011 as the pace of economic growth increases. For this reason, the duration of the bond portion of the Portfolio will be maintained short of the duration of the Merrill Lynch Index. Due to the outlook for good corporate earnings and a modest tightening in credit spreads in 2011, we expect to skew bond purchases toward BBB-rated names, which are slightly lower in quality than the average for the Merrill Lynch Index.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

 Change in Value of $10,000 Investment

		70% S&P
		500 Index/30%
		BofA Merrill
		Lynch U.S.
		Corporate Master
	Omni Portfolio	Index
12/31/2000	10000	10000
06/30/2001	9099	9703
12/31/2001	8693	9481
06/30/2002	7344	8655
12/31/2002	6715	8248
06/30/2003	7435	9120
12/31/2003	8474	10098
06/30/2004	8577	10338
12/31/2004	9077	11036
06/30/2005	9488	11060
12/31/2005	9938	11490
06/30/2006	10164	11658
12/31/2006	11262	12902
06/30/2007	11889	13565
12/31/2007	12049	13592
06/30/2008	11200	12428
12/31/2008	8259	9674
06/30/2009	9435	10184
12/31/2009	10996	12080
06/30/2010	10569	11740
12/31/2010	12447	13751

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	73.5
Corporate Bonds (3)	21.3
U.S. Treasury Obligations	0.4
Money Market Funds and Other Net Assets	4.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	2.0
2.	JPMorgan Chase & Co.	1.9
3.	Google, Inc. Class A	1.7
4.	Huntington Bancshares, Inc.	1.6
5.	Lincoln National Corp.	1.6
6.	Bank of New York Mellon Corp. / The	1.6
7.	Citigroup, Inc.	1.6
8.	Prudential Financial, Inc.	1.5
9.	PNC Financial Services Group, Inc.	1.5
10.	State Street Corp.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	23.1
Information Technology	17.1
Consumer Discretionary	10.9
Health Care	10.2
Industrials	9.3
Energy	8.9
Materials	5.9
Utilities	4.1
Consumer Staples	3.5
Telecommunication Services	1.8

94.8

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 73.5%		Shares	Value

CONSUMER DISCRETIONARY – 9.4%
Johnson Controls, Inc. (Auto Components)		13,900	$530,980
Lear Corp. (Auto Components)	(a)	400	39,484
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	9,100	427,700
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		6,400	388,992
Walt Disney Co. / The (Media)		15,200	570,152
Target Corp. (Multiline Retail)		10,200	613,326
Tiffany & Co. (Specialty Retail)		3,900	242,853
Coach, Inc. (Textiles, Apparel & Luxury Goods)		7,200	398,232
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,000	427,100
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	4,400	242,308

			3,881,127

CONSUMER STAPLES – 1.2%
J.M. Smucker Co. / The (Food Products)		4,500	295,425
Procter & Gamble Co. / The (Household Products)		2,900	186,557

			481,982

ENERGY – 6.9%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	1,800	76,662
Halliburton Co. (Energy Equip. & Svs.)		10,700	436,881
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		5,000	336,250
Apache Corp. (Oil, Gas & Consumable Fuels)		2,400	286,152
Chevron Corp. (Oil, Gas & Consumable Fuels)		6,800	620,500
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		7,000	521,850
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,600	549,360

			2,827,655

FINANCIALS – 17.4%
Bank of New York Mellon Corp. / The (Capital Markets)		21,600	652,320
State Street Corp. (Capital Markets)		13,400	620,956
Huntington Bancshares, Inc. (Commercial Banks)		97,700	671,199
PNC Financial Services Group, Inc. (Commercial Banks)		10,300	625,416
Wells Fargo & Co. (Commercial Banks)		5,100	158,049
Bank of America Corp. (Diversified Financial Svs.)		41,500	553,610
Citigroup, Inc. (Diversified Financial Svs.)	(a)	137,600	650,848
JPMorgan Chase & Co. (Diversified Financial Svs.)		18,400	780,528
Hartford Financial Services Group, Inc. (Insurance)		21,700	574,833
Lincoln National Corp. (Insurance)		23,500	653,535
MetLife, Inc. (Insurance)		13,500	599,940
Prudential Financial, Inc. (Insurance)		10,700	628,197

			7,169,431

HEALTH CARE – 8.3%
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	13,800	589,950
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5,800	209,438
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	4,800	266,400
Allergan, Inc. (Pharmaceuticals)		7,900	542,493
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		19,000	509,010
Merck & Co., Inc. (Pharmaceuticals)		9,300	335,172
Pfizer, Inc. (Pharmaceuticals)		34,600	605,846
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		7,100	370,123

			3,428,432

INDUSTRIALS – 7.7%
Honeywell International, Inc. (Aerospace & Defense)		11,500	611,340
United Parcel Service, Inc. Class B (Air Freight & Logistics)		7,500	544,350
Rockwell Automation, Inc. (Electrical Equip.)		8,400	602,364
Caterpillar, Inc. (Machinery)		4,300	402,738
Ingersoll-Rand PLC (Machinery)		12,500	588,625
SPX Corp. (Machinery)		5,700	407,493

			3,156,910

INFORMATION TECHNOLOGY – 16.7%
Cisco Systems, Inc. (Communications Equip.)	(a)	30,200	610,946
QUALCOMM, Inc. (Communications Equip.)		12,300	608,727
Apple, Inc. (Computers & Peripherals)	(a)	2,600	838,656
Hewlett-Packard Co. (Computers & Peripherals)		12,900	543,090
eBay, Inc. (Internet Software & Svs.)	(a)	9,500	264,385
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,200	712,764
International Business Machines Corp. (IT Svs.)		4,100	601,716
Applied Materials, Inc. (Semiconductors & Equip.)		17,700	248,685

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)				Shares	Value

INFORMATION TECHNOLOGY (continued)
Broadcom Corp. Class A (Semiconductors & Equip.)				9,700	$422,435
Maxim Integrated Products, Inc. (Semiconductors & Equip.)				25,600	604,672
SunPower Corp. Class B (Semiconductors & Equip.)	(a)			34,900	433,109
Citrix Systems, Inc. (Software)	(a)			5,400	369,414
Oracle Corp. (Software)				19,700	616,610

					6,875,209

MATERIALS – 5.9%
Air Products & Chemicals, Inc. (Chemicals)				6,200	563,890
Celanese Corp. (Chemicals)				7,000	288,190
E.I. du Pont de Nemours & Co. (Chemicals)				10,000	498,800
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)				4,000	480,360
Rio Tinto PLC – ADR (Metals & Mining)				8,600	616,276

					2,447,516

Total Common Stocks (Cost $26,938,241)					$30,268,262

Corporate Bonds – 21.3%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 1.5%
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	$100,000	113,282
Comcast Corp. (Media)		5.875%	02/15/2018	150,000	166,780
COX Communications, Inc. (Media)		6.750%	03/15/2011	100,000	101,208
Walt Disney Co. / The (Media)		6.200%	06/20/2014	100,000	114,321
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	100,000	107,250

					602,841

CONSUMER STAPLES – 2.3%
Anheuser-Busch Cos., Inc. (Beverages)		5.500%	01/15/2018	150,000	164,928
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	150,000	167,123
Kroger Co. / The (Food & Staples Retailing)		6.400%	08/15/2017	150,000	172,460
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	154,571
Kraft Foods, Inc. (Food Products)		6.500%	08/11/2017	150,000	174,850
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	108,432

					942,364

ENERGY – 2.0%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	161,687
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	107,559
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	106,383
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	150,000	161,900
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	170,315
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		4.750%	06/15/2013	100,000	106,634

					814,478

FINANCIALS – 5.7%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.150%	01/15/2014	100,000	107,782
Jefferies Group, Inc. (Capital Markets)		5.875%	06/08/2014	150,000	161,393
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	108,904
Morgan Stanley (Capital Markets)		4.750%	04/01/2014	100,000	102,479
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	107,651
Deutsche Bank Capital Funding Trust VII (Commercial Banks)	(b)(d)	5.628%	Perpetual	100,000	90,500
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	152,967
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	150,000	160,702
Capital One Bank U.S.A. NA (Consumer Finance)		5.125%	02/15/2014	100,000	106,197
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	156,385
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	150,000	153,398
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	150,000	161,174
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	106,858
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	105,873
Assurant, Inc. (Insurance)		5.625%	02/15/2014	100,000	105,214
Liberty Mutual Group, Inc. (Insurance)	(b)	5.750%	03/15/2014	100,000	104,086
MetLife, Inc. (Insurance)		5.375%	12/15/2012	100,000	107,132
Duke Realty LP (Real Estate Investment Trusts)		4.625%	05/15/2013	100,000	104,118
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	157,081

					2,359,894

HEALTH CARE – 1.9%
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		6.000%	02/15/2018	150,000	170,522
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	167,897
Abbott Laboratories (Pharmaceuticals)		5.600%	11/30/2017	150,000	171,746

(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE (continued)
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	$168,270
Wyeth (Pharmaceuticals)		6.950%	03/15/2011	100,000	101,294

					779,729

INDUSTRIALS – 1.6%
Owens Corning (Building Products)		6.500%	12/01/2016	150,000	159,063
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	150,000	168,324
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	164,403
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	150,000	166,751

					658,541

INFORMATION TECHNOLOGY – 0.4%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	163,544

TELECOMMUNICATION SERVICES – 1.8%
AT&T Corp. (Diversified Telecom. Svs.)	(c)	7.300%	11/15/2011	100,000	105,661
Embarq Corp. (Diversified Telecom. Svs.)		6.738%	06/01/2013	150,000	163,023
Telecom Italia Capital SA (Diversified Telecom. Svs.)		5.250%	10/01/2015	100,000	102,493
Verizon Florida LLC (Diversified Telecom. Svs.)		6.125%	01/15/2013	100,000	108,532
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	110,966
Rogers Communications, Inc. (Wireless Telecom. Svs.)		5.500%	03/15/2014	150,000	163,940

					754,615

UTILITIES – 4.1%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	150,000	171,392
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	163,596
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	150,000	168,550
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	162,534
PSEG Power LLC (Electric Utilities)		5.000%	04/01/2014	250,000	268,464
Southern Power Co. (Electric Utilities)		4.875%	07/15/2015	100,000	108,296
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	170,014
Virginia Electric and Power Co. (Electric Utilities)		4.750%	03/01/2013	100,000	106,712
Spectra Energy Capital LLC (Gas Utilities)		5.500%	03/01/2014	100,000	108,846
Consumers Energy Co. (Multi-Utilities)		6.000%	02/15/2014	100,000	110,867
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	168,505

					1,707,776

Total Corporate Bonds (Cost $8,082,441)					$8,783,782

U.S. Treasury Obligations – 0.4%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		3.375%	11/15/2019	$150,000	$153,152

Total U.S. Treasury Obligations (Cost $160,971)					$153,152

Money Market Funds – 4.6%				Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,892,000	$1,892,000

Total Money Market Funds (Cost $1,892,000)					$1,892,000

Total Investments – 99.8% (Cost $37,073,653)	(e)				$41,097,196
Other Assets in Excess of Liabilities – 0.2%					80,024

Net Assets – 100.0%					$41,177,220

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2010, the value of these securities totaled $361,337 or 0.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	This security is a credit sensitive bond. The coupon rate is a variable rate subject to adjustment based on changes in either Moody’s or S&P ratings.

(d)	Fixed-to-floating rate, callable, perpetual life trust preferred security. Interest rates stated are those in effect at December 31, 2010.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	International Portfolio

 Objective/Strategy

The International Portfolio seeks total return on assets by investing at least 80% of its assets in securities of foreign companies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	16.75%
Five years	2.57%
Ten years	0.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the International Portfolio returned 16.75% versus 11.15% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

The year was characterized by an uneven global recovery. Investors discovered true divergences between debtor and creditor countries. Fiscal stimulus packages that had once provided tailwinds for the global economic recovery became headwinds for some in the form of deficit cutting measures. Traditional economic classifications of developed markets (less risk) and emerging markets (more risk) became murky and economic boundaries began to be redefined by countries with austerity measures (e.g., Greece and the United Kingdom) and those with structural growth policies (e.g., China and Brazil). Generally, countries with higher debt burdens were associated with slower economic growth prospects and more risk, and countries which had managed their fiscal balance sheets more prudently were associated with higher growth prospects and less risk.

This uneven recovery caused a wide divergence of returns between strong countries with economic growth, and corporate profits, versus weak countries plagued by sovereign risks. Nowhere was this more evident than in the Eurozone, where all markets dropped on concerns that the sovereign debt crisis clouding the peripheral countries (Greece, Spain and Portugal) would spread throughout the region. While risks remain, multiple support measures have been put in place over the past year, the most important being the 440 billion euro ($583 billion in U.S. dollars) European Financial Stability Facility that is to be replaced with a permanent European Stability Mechanism (ESM) in 2013. More recently, the European Central Bank pledged it would delay the withdrawal of emergency liquidity measures to combat “acute” market tensions. Currently, Eurozone 2010 Gross Domestic Product growth expectations are about 1.7%, which is much better than at the beginning of the year when a below trend growth rate of 1.3% had been forecast. The main driver of the higher 2010 projections for the Eurozone was Germany, a key European creditor and exporting country. Germany’s real Gross Domestic Product expanded at an estimated 3.6%, twice the rate forecast in January, as emerging markets and industrial demand for German goods accelerated throughout the year.

While many developed European countries dealt with necessary austerity measures, developing Asia and Latin America experienced a stronger-than-expected recovery. These robust growth economies further highlighted the tug of war between developed, debt-ridden countries versus cash-rich, fiscally sound countries. Although the sharp recovery in the first half of 2010 moderated in the second half, booming China and Brazil remained supportive of both global growth and Asian and Latin American regional growth, respectively.

The risk of a global currency war has been rising throughout the year as countries look to improve their fiscal positions by increasing their export ratios. While the euro dropped in sympathy with sovereign debt fears, the Japanese yen surged to a fifteen-year high versus the dollar. In a move aimed to support its export-reliant economy, the Bank of Japan intervened by selling yen and committing that the government would initiate a new round of fiscal stimulus and quantitative easing. The U.S. followed suit in November with a commitment from the Federal Reserve to repurchase $600 billion in Treasuries and reinvest up to $300 billion. Other countries pursued aggressive foreign currency reserve accumulation, deployed taxes (e.g., Brazil, Thailand) or limited capital controls (e.g., Korea) in an effort to stem rapid currency appreciation.

For the year ended December 31, 2010, the MSCI Emerging Markets Index outperformed with a return of 18.9%, compared to a return of 7.8% for the MSCI EAFE Index and 14.8% for MSCI USA Index. Among the top emerging market performers for the year were Chile, up 44.2%; Malaysia, up 37.0%; South Africa, up 34.2%; Indonesia, up 33.9%; Mexico, up 27.6% and South Korea, up 26.7%. As we highlighted, there was strong divergence amongst European countries with Sweden and Denmark up 33.8% and 30.7%, respectively, while Greece, Spain, and Ireland posted negative returns of 44.9%, 22.0%, and 18.1%, respectively. The divergence in the Eurozone weighed on German returns which managed to post an increase of 8.4%. In Asia, there were also strong positive returns in Hong Kong, up 23.2%; Singapore, up 22.1%; and Japan, up 15.4%.

Country allocation remained the primary driver of performance for the year. Our long-term overweight exposure to Norway contributed positively to Portfolio performance. Norway has benefited from both the industrial cycle recovery and the rebound in the Energy sector. It is amongst the few developed economies we consider a “creditor nation” with strong public finances enabling the economy to maintain its superior fiscal position. Along with other Nordic countries, Denmark has contributed positively to our relative performance. A large factor was strong stock selection, including one of our largest holdings, Novo Nordisk, up 78.6% for the year. In addition to these Scandinavian economies, German shares, which represented the Portfolio’s largest overweight allocation relative to the benchmark, positively impacted performance, as better than expected growth translated to strong market returns with key exporters, BASF, up 32.5%, and Siemens, up 37.3%, positively impacting performance.(1)

A relative overweight in Chile contributed positively to the Portfolio’s performance, as the MSCI Chile Index was the top performing market index in the Portfolio’s country universe, up 44.2%. This strong Latin American economy achieved a declining unemployment rate, stronger domestic demand, and improving credit conditions despite a record magnitude earthquake in February. Although sovereign debt fears dominated other key economies in 2010, Chile, like many developing economies that we monitor, had made great strides over the last decade to reform its government, build sound institutions, balance its budget, etc. As a result, the Latin American country developed into a lower risk economy. Generally, investments in other emerging markets such as Chile’s Latin America neighbor, Mexico, helped performance due to strong links to the recovering U.S.

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

industrial economy, stabilizing domestic demand, and expectations for a global cyclical recovery. The economy of South Korea, another key overweight for the Portfolio, accelerated more than expected, along with other Asian economies, into a robust expansionary phase as the global recovery spurred demand for manufactured goods and automobiles. Our holdings in Hyundai Heavy Industries Co. Ltd. (up 162.0%) and Hyundai Motor Co. (up 47.1%) benefited as a result.(1)

The Portfolio’s weakest performing country on a relative basis was Italy, which negatively contributed to performance. Research indicated that Italy stood apart from its peripheral neighbors, as it is better situated to manage its debt going forward due to both a strong export sector and a large domestic investor base. However, investor concerns throughout the year of Eurozone contagion outweighed Italy’s relatively positive strengths.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

		MSCI All
		Country World
		Ex-USA Index
	International Portfolio	(Net-USD)
12/31/2000	10000	10000
06/30/2001	8294	8655
12/31/2001	7044	8027
06/30/2002	6655	7924
12/31/2002	5589	6827
06/30/2003	6013	7560
12/31/2003	7411	9614
06/30/2004	7590	9981
12/31/2004	8373	11624
06/30/2005	7981	11625
12/31/2005	9160	13556
06/30/2006	9985	14868
12/31/2006	10921	17169
06/30/2007	11850	19272
12/31/2007	11952	20028
06/30/2008	10563	17992
12/31/2008	6445	10910
06/30/2009	6905	12429
12/31/2009	8909	15432
06/30/2010	7911	13725
12/31/2010	10401	17153

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. As of May 2010, the MSCI All Country World Index consisted of 24 developed and 21 emerging market country indices.

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	100.4
Money Market Funds Less Net Liabilities	(0.4)

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Novo Nordisk A/S	3.2
2.	Siemens AG	3.1
3.	Samsung Electronics Co. Ltd.	2.7
4.	America Movil SAB de CV – ADR	2.7
5.	Erste Group Bank AG	2.2
6.	Statoil ASA	2.2
7.	Yara International ASA	1.8
8.	BASF SE	1.8
9.	Danske Bank A/S	1.8
10.	Telenor ASA	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

Germany	19.5
Denmark	12.7
South Korea	12.4
Mexico	10.3
Taiwan	10.1
Norway	9.2
Japan	9.2
Austria	4.0
Indonesia	3.6
China	2.3

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 100.4%		Shares	Value

Germany – 19.5%
Allianz SE	(b)	27,000	$3,208,000
BASF SE	(b)	47,400	3,782,633
Bayer AG	(b)	13,600	1,008,125
Commerzbank AG	(a)(b)	34,500	256,844
Continental AG	(a)(b)	14,200	1,127,971
Daimler AG	(a)(b)	38,400	2,598,313
Deutsche Bank AG	(b)	29,250	1,529,647
Deutsche Lufthansa AG	(a)(b)	25,600	556,866
Deutsche Telekom AG	(b)	203,200	2,619,477
E.ON AG	(b)	20,300	619,934
Fresenius SE	(b)	17,200	1,443,319
GEA Group AG	(b)	20,006	578,138
Hochtief AG	(b)	14,600	1,237,664
Linde AG	(b)	7,000	1,058,948
MAN SE	(b)	9,000	1,071,946
Metro AG	(b)	18,700	1,349,696
MTU Aero Engines Holding AG	(b)	19,000	1,282,837
Muenchener Rueckversicherungs AG	(b)	19,910	3,015,441
Puma AG Rudolf Dassler Sport	(c)	4,150	1,375,320
SAP AG	(b)	14,300	729,333
Siemens AG	(b)	53,334	6,606,683
Suedzucker AG	(b)	32,000	854,602
Vossloh AG	(b)	11,100	1,410,901
Wacker Chemie AG	(b)	3,800	662,510
Wincor Nixdorf AG	(b)	18,000	1,473,463

			41,458,611

Denmark – 12.7%
AP Moller – Maersk A/S	(b)	267	2,417,322
Carlsberg A/S	(b)	21,550	2,163,090
Coloplast A/S	(b)	7,800	1,059,965
Danisco A/S	(b)	38,300	3,512,512
Danske Bank A/S	(a)(b)	146,500	3,757,044
DSV A/S	(b)	100,225	2,221,677
FLSmidth & Co. A/S	(b)	4,000	382,720
GN Store Nord A/S	(a)(b)	93,500	854,178
H Lundbeck A/S	(b)	91,700	1,746,977
NKT Holding A/S	(b)	11,300	602,937
Novo Nordisk A/S	(b)	60,625	6,830,287
Royal Unibrew A/S	(a)(b)	13,100	779,655
Sydbank A/S	(a)(b)	30,400	826,829

			27,155,193

South Korea – 12.4%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(a)(b)	28,400	907,327
Dongkuk Steel Mill Co. Ltd.	(a)(b)	20,500	632,865
Hana Financial Group, Inc.	(b)	13,700	521,412
Hanwha Chemical Corp.	(a)(b)	35,500	968,378
Hyundai Heavy Industries Co. Ltd.	(a)(b)	4,000	1,559,065
Hyundai Motor Co.	(a)(b)	14,700	2,244,387
Hyundai Steel Co.	(a)(b)	5,800	635,342
KB Financial Group, Inc.	(a)(b)	17,400	915,143
Kia Motors Corp.	(a)(b)	33,800	1,505,589
KT Corp. – ADR	(a)	49,900	1,037,920
LG Chem Ltd.	(a)(b)	2,400	826,346
LG Electronics, Inc.	(a)(b)	8,600	892,172
POSCO – ADR		8,900	958,441
Samsung Electro-Mechanics Co. Ltd.	(a)(b)	7,600	828,501
Samsung Electronics Co. Ltd.	(b)	6,850	5,720,681
Samsung Engineering Co. Ltd.	(a)(b)	5,500	929,586
Samsung Heavy Industries Co. Ltd.	(a)(b)	30,300	1,099,095
Samsung SDI Co. Ltd.	(a)(b)	6,800	1,003,775
Shinhan Financial Group Co. Ltd.	(a)(b)	16,800	781,183
SK Energy Co. Ltd.	(a)(b)	7,200	1,229,110
Woongjin Coway Co. Ltd.	(a)(b)	32,573	1,155,522

			26,351,840

Mexico – 10.3%
America Movil SAB de CV – ADR		99,500	5,705,330
Compartamos S.A.B. de CV	(a)	200,000	434,980
Fomento Economico Mexicano SAB de CV – ADR		45,400	2,538,768
Grupo Aeroportuario del Sureste SAB de CV – ADR		7,500	423,375
Grupo Bimbo SAB de CV		101,300	864,946
Grupo Financiero Banorte SAB de CV		337,000	1,601,773
Grupo Financiero Inbursa SA		162,500	713,684
Grupo Mexico SAB de CV		561,000	2,309,412
Grupo Modelo SAB de CV		126,883	788,524
Grupo Televisa SA – ADR	(a)	76,700	1,988,831
Industrias Penoles SAB de CV		38,400	1,412,250
Mexichem SAB de CV		128,000	458,105
Wal-Mart de Mexico SAB de CV		970,400	2,772,908

			22,012,886

Taiwan – 10.1%
Cathay Financial Holding Co. Ltd.	(b)	1,248,500	2,213,971
China Steel Corp.	(b)	500,000	574,305
Chinatrust Financial Holding Co. Ltd.	(b)	1,038,400	762,044
Chunghwa Telecom Co. Ltd.	(b)	210,000	534,136
CMC Magnetics Corp.	(a)(b)	2,650,000	725,703
Coretronic Corp.	(b)	420,000	686,350
Far Eastern New Century Corp.	(b)	435,540	737,553
Formosa Chemicals & Fibre Corp.	(b)	354,000	1,192,070
Formosa Petrochemical Corp.	(b)	434,000	1,471,724
Formosa Plastics Corp.	(b)	257,000	859,282
Gigabyte Technology Co. Ltd.	(b)	345,000	362,560
Inventec Co. Ltd.	(b)	1,381,550	781,696
Mega Financial Holding Co. Ltd.	(b)	356,000	274,091
Micro-Star International Co. Ltd.	(b)	1,050,000	617,350
Nan Ya Plastics Corp.	(b)	474,000	1,181,949
Pou Chen Corp.	(b)	1,281,200	1,183,587
Siliconware Precision Industries Co.	(b)	909,000	1,088,755
Taiwan Semiconductor Manufacturing Co. Ltd.	(b)	925,001	2,251,729
United Microelectronics Corp.	(b)	3,885,000	2,174,539
Vanguard International Semiconductor Corp.	(b)	1,630,000	826,820
Wan Hai Lines Ltd.	(a)(b)	1,070,000	940,748

			21,440,962

Norway – 9.2%
Aker Solutions ASA	(b)	47,000	801,849
DnB NOR ASA	(b)	197,444	2,777,650
Fred Olsen Energy ASA	(b)	50,200	2,229,658
Petroleum Geo-Services ASA	(a)(b)	39,000	613,051
Statoil ASA	(b)	200,000	4,763,609
Telenor ASA	(b)	223,700	3,645,267
TGS Nopec Geophysical Co. ASA	(b)	40,400	914,252
Yara International ASA	(b)	67,600	3,934,914

			19,680,250

Japan – 9.2%
Ajinomoto Co., Inc.	(b)	48,000	498,627
Asahi Kasei Corp.	(b)	255,000	1,658,686
Astellas Pharma, Inc.	(b)	8,000	304,043
Cosmo Oil Co. Ltd.	(b)	153,000	499,662
Daiichi Sankyo Co. Ltd.	(b)	35,000	764,434
Honda Motor Co. Ltd.	(b)	22,000	868,313
JX Holdings, Inc.	(b)	60,000	406,022
Kaneka Corp.	(b)	182,000	1,257,463
Kao Corp.	(b)	20,000	537,502
Kose Corp.	(b)	11,995	309,790
Mitsubishi Chemical Holdings Corp.	(b)	117,000	790,319
Mitsubishi Electric Corp.	(b)	89,000	929,984
Mitsubishi Heavy Industries Ltd.	(b)	200,000	748,698
Mitsui Chemicals, Inc.	(b)	181,000	645,305
NEC Corp.	(b)	261,000	780,912
Nomura Holdings, Inc.	(b)	140,000	888,311
Rinnai Corp.	(b)	10,000	609,613

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

Japan (continued)
Sumitomo Corp.	(b)	50,000	$703,863
Sumitomo Electric Industries Ltd.	(b)	133,500	1,844,860
Suzuki Motor Corp.	(b)	25,000	613,720
Takeda Pharmaceutical Co. Ltd.	(b)	13,700	673,024
Tokuyama Corp.	(b)	212,000	1,092,699
Toray Industries, Inc.	(b)	80,000	476,922
Toshiba Corp.	(b)	125,000	678,410
Ube Industries Ltd.	(b)	340,000	1,018,103

			19,599,285

Austria – 4.0%
Erste Group Bank AG	(b)	101,543	4,792,488
Raiffeisen Bank International AG	(b)	32,800	1,806,773
Vienna Insurance Group AG	(b)	37,200	1,938,859

			8,538,120

Indonesia – 3.6%
Adaro Energy Tbk PT	(b)	2,400,000	678,254
Astra International Tbk PT	(b)	185,000	1,118,033
Bank Central Asia Tbk PT	(b)	880,000	623,951
Bank Mandiri Tbk PT	(b)	540,000	388,305
Bank Negara Indonesia Persero Tbk PT	(b)	903,500	387,707
Bank Rakyat Indonesia Persero Tbk PT	(b)	320,000	372,235
Indofood Sukses Makmur Tbk PT	(b)	1,020,000	550,748
International Nickel Indonesia Tbk PT	(b)	1,440,000	777,483
Perusahaan Gas Negara Tbk PT	(b)	1,060,000	520,049
Tambang Batubara Bukit Asam Tbk PT	(b)	170,000	432,229
Telekomunikasi Indonesia Tbk PT		17,200	613,181
Unilever Indonesia Tbk PT	(b)	275,000	503,051
United Tractors Tbk PT	(b)	226,050	596,184

			7,561,410

China – 2.3%
China Construction Bank Corp.	(b)	920,200	827,906
China Oilfield Services Ltd.	(b)	423,000	910,454
Dongfeng Motor Group Co. Ltd.	(b)	514,000	886,566
Industrial & Commercial Bank of China	(b)	778,525	577,572
Jiangsu Expressway Co. Ltd.	(b)	946,000	1,084,972
Ping An Insurance Group Co. of China Ltd.	(b)	59,000	657,023

			4,944,493

Bermuda – 2.1%
Frontline Ltd.	(b)	64,100	1,662,130
Golden Ocean Group Ltd.	(b)	566,600	794,468
Seadrill Ltd.	(b)	62,100	2,118,428

			4,575,026

Luxembourg – 1.5%
Acergy SA	(b)	126,900	3,120,898

Hong Kong – 1.2%
Beijing Enterprises Holdings Ltd.	(b)	55,000	339,125
China Mobile Ltd.	(b)	120,000	1,190,554
CNOOC Ltd.	(b)	456,800	1,093,229

			2,622,908

Cayman Islands – 1.2%
Belle International Holdings Ltd.	(b)	435,000	732,526
Subsea 7, Inc.	(a)(b)	42,000	1,101,787
Tencent Holdings Ltd.	(b)	35,700	784,663

			2,618,976

Sweden – 0.6%
Nordea Bank AB	(b)	112,000	1,217,759

Cyprus – 0.5%
Songa Offshore SE	(a)(b)	180,000	971,745

Total Common Stocks (Cost $160,025,222)			$213,870,362

Money Market Funds – 1.6%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class 2		3,417,131	$3,417,131

Total Money Market Funds (Cost $3,417,131)			$3,417,131

		Face	Amortized
U.S. Treasury Obligations – 0.0%		Amount	Cost

U.S. Treasury Bill 0.000% Coupon, 0.010% Effective Yield, 03/24/2011	(d)	$100,000	$99,969

Total U.S. Treasury Obligations (Cost $99,969)			$99,969

Total Investments – 102.0% (Cost $163,542,322)	(e)		$217,387,462
Liabilities in Excess of Other Assets – (2.0)%			(4,301,670)

Net Assets – 100.0%			$213,085,792

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipt

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $187,872,614 or 88.2% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $1,375,320 or 0.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Security is pledged as collateral for the Portfolio’s futures contract outstanding at December 31, 2010. See also Note 6 of the Notes to Financial Statements.

(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2010

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Percent of net assets):

Financials	17.9%
Industrials	15.0%
Materials	13.7%
Energy	11.7%
Information Technology	10.1%
Consumer Discretionary	8.9%
Consumer Staples	8.5%
Telecommunication Services	7.2%
Health Care	6.9%
Utilities	0.5%

100.4%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Capital Appreciation Portfolio

 Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	16.99%
Five years	4.25%
Ten years	5.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Capital Appreciation Portfolio returned 16.99% versus 15.06% for the current benchmark, the S&P 500 Index.

Within the Portfolio, nearly every sector advanced, with the Consumer Discretionary, Energy, Industrials, and Materials sectors each returning more than 25%. Utilities was the one Portfolio sector that ended the year with losses. Advances in the S&P 500 Index exceeded 20% in the Consumer Discretionary, Industrials, Materials, and Energy sectors. Returns were considerably more modest in Health Care and Utilities.

The Consumer Discretionary sector benefited absolute return the most and was a source of positive performance versus the broad market index. Noteworthy contributors included media holding Liberty Global, Inc., gaming and casino operator Pinnacle Entertainment, Inc., and auto components position Lear Corp. Liberty Global, Inc., an international cable operator offering advanced video, voice and broadband Internet services, advanced 55% in 2010. In the most recent quarter, Liberty Global, Inc. reported what we considered strong third-quarter results, with continued acceleration of operating cash flow growth, a key metric. Additionally, the three key markets of Germany, the Netherlands, and Switzerland all showed revenue acceleration relative to earlier this year. Switzerland, which had been shrinking for the past two years, finally returned to growth. We also view positively Liberty Global, Inc.’s December purchase of Aster, Poland’s fourth largest cable operator. In our opinion, this represents a continuation of the company’s strategy to acquire high-growth European cable assets and consolidates Liberty Global, Inc.’s existing holdings in Poland. With its free cash flow, Liberty Global, Inc. continues to repurchase stock, which amounted to 10% of the company during the year. We trimmed the position by nearly 40% in the fourth quarter as the stock appreciated and are maintaining a smaller position size. We still think the stock is trading at a significant discount to our estimate of private market value.(1)

Top ten weighted Pinnacle Entertainment, Inc. operates gaming facilities in Louisiana, Missouri, Indiana, and Nevada. Shares of the company rose after it reported strong third-quarter results. Pinnacle Entertainment, Inc. beat EBITDA (earnings before interest, taxes, depreciation and amortization) expectations by almost 20% with minimal organic revenue growth. We continue to believe Pinnacle Entertainment, Inc.’s new management team will improve margins through smarter marketing, concentrating on L’Auberge du Lac in Lake Charles and its St. Louis Operations, allocating capital prudently, and selling non-core businesses (potentially Atlantic City and Reno land). We believe Pinnacle Entertainment, Inc., which is trading at a substantial discount to our estimate of the company’s net asset value, should continue to outperform as revenue growth materializes, leading to substantial operating leverage.(1)

Losses in H&R Block, Inc. offset a small portion of the Portfolio’s gains in the Consumer Discretionary sector. We sold approximately 40% of our position in H&R Block, Inc. in 2010 prior to the February sell-off, which mitigated the stock’s negative performance impact. H&R Block, Inc. fell as the company prepared fewer tax returns in the early tax season than originally projected at the fall analyst day, a direct result of the recession, continued high unemployment, and the inclement weather in early 2010 relative to 2009. As a result, the company did not reach the previously announced guidance for fiscal 2010 earnings. We closed the position in July.(1)

Security selection in Energy was particularly strong and was the biggest source of positive relative return. Arch Coal, Inc., Weatherford International Ltd., Schlumberger Ltd., and Newfield Exploration Co. were stellar performers. Since establishing a position in Arch Coal, Inc. in June, the stock has gained more than 70%. Arch Coal, Inc. is among the top producers in the Powder River Basin (PRB), which we believe will be in great demand over the coming years. Its acquisition of Rio Tinto’s Jacobs Ranch has increased its PRB market share while gaining operating synergies. We continue to like the company’s focus on strengthening the balance sheet, tremendous free cash flow generation, exposure to international coal markets, and reserve/production profile. Our outlook for the global demand for coal remains bullish, and while inventories are still above normal five-year levels, they have trended down from recession highs and production in the central Appalachian region continues to shrink, creating a favorable pricing environment.(1)

Materials and Industrials also added to absolute return and outperformed the corresponding sectors of the S&P 500 Index. Ferro Corp., which produces value added specialty chemicals/materials for use among various end markets including construction, remodeling, electronics, autos, containers, and other industry was the top contributor. From our initial purchase in November 2009 through our final sell in November 2010, the stock advanced 157%. The company’s massive cost cutting combined with significant volume leverage drove improved profitability. Second-quarter earnings easily surpassed consensus expectations, driven by significantly higher sales and margins, especially in the electronic materials sub-division. German tariffs on solar materials were set at levels that allowed continued year-over-year growth in 2010. Ferro Corp. also revamped its debt profile during the third quarter by extending the maturities of its debt and lowering its financing costs.(1)

Individual stock disappointments included Information Technology stocks Cisco Systems, Inc. and Adobe Systems, Inc. Shares of Cisco Systems, Inc. fell after the company had a strong fiscal first quarter, but CEO John Chambers issued a weaker revenue outlook than what investors anticipated due to slow economic growth. We reduced our position in Cisco Systems, Inc. due to what we considered a narrower risk/reward. During the third quarter, Cisco Systems, Inc. gained market share in the router space and its board authorized up to $10 billion in additional repurchases of its common stock. The

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Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

board had previously authorized up to $72 billion in stock repurchases. Cisco Systems, Inc. provides routers and switches used to direct data, voice, and video traffic. Other products include remote access servers, IP telephony equipment, optical networking components, Internet conferencing systems, set-top boxes, and network service and security systems.(1)

Software company Adobe Systems, Inc. declined sharply after it issued disappointing guidance for its fiscal fourth quarter. The lackluster projections prompted several Wall Street analysts to reduce their earnings estimates and cut their ratings on the stock. Adobe Systems, Inc. reported a 69% year-over-year increase in fiscal third-quarter earnings and sequential operating margin expansion of 300 basis points, but the company said that it expected fiscal fourth-quarter revenue and adjusted earnings to come in below consensus expectations. In the third quarter, Adobe Systems, Inc.’s updated Creative Suite software package, CS5, managed sequential revenue growth of only 3%, but is still up 21% from the previous CS4 version over a similar timeframe. Fourth-quarter revenue from the product is expected to be flat, largely due to weakness in the education, government and Japanese markets. We had thought that CS5 sales would be spurred by pent-up demand from existing customers, as many skipped the CS4 upgrade and currently use software that is 3-5 years old. We closed the position in December.(1)

The five best performers were Ferro Corp., Arch Coal, Inc., Tyson Foods Inc., Akamai Technologies, Inc., and Pinnacle Entertainment, Inc. The five worst performers were H&R Block, Inc., Gilead Sciences, Inc., Monsanto Co., Medco Health Solutions, Inc., and Suncor Energy, Inc. The five largest detractors were H&R Block, Inc., Cisco Systems, Inc., Gilead Sciences, Inc., Adobe Systems, Inc., and NRG Energy Inc. The five largest contributors were Ferro Corp., Arch Coal, Inc., Liberty Global, Inc., Pinnacle Entertainment, Inc., and Lear Corp.(1)

As 2010 drew to a close, most economists raised their economic growth projections. The current consensus is that the U.S. economy will expand at a rate of 3% or more in 2011. Growth of this magnitude would likely begin to chip away at the unemployment rate, which was 9.8% in November.

Several elements of uncertainty have receded over the past year. First, the new division of political power in Washington makes new wide-ranging regulatory reform initiatives, on top of the health care and financial legislation of 2010, highly unlikely over the next couple of years. Second, the recent clarification of tax structure allows businesses to plan and invest with new tax-saving abilities designed to spur both additional capital spending and hiring as sales recovery continues. Third, declines in the residential real estate market appear to have reached a trough. These factors, combined with the strong two-year recovery in equities, suggest a substantial improvement in the wealth effect and its favorable attendant consequences. A modest reduction in the pace of consumer de-leveraging would not be an unlikely outcome.

Corporations ended 2010 with record amounts of cash on their balance sheets, which bodes well for increased capital investment, dividends, share buybacks, and mergers and acquisitions. Robust, albeit slower, profits growth is expected for most industries and companies as the markets look toward further gains in 2011.

Although the direction the new Congress will take is yet unclear, it seems possible that fiscal restraint and, perhaps, spending reform will gain the upper hand. A consensus that budget deficits and U.S. debt growth are unsustainable seems to be building.

Overall, optimism about the U.S. economy and stock market seems justified. Of course, expectations for solid performance are now somewhat discounted after two years of strong gains. We continue to look for new ideas that have compelling risk/rewards with catalysts that should effectively realize stocks’ full market value over the next twelve to twenty four months. The Portfolio contains both company-specific, catalyst-driven ideas, as well as stocks in industries with secular and cyclical fundamental improvements. In our opinion, stock selection is the key driver to outperforming market indexes.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

	Capital Appreciation	S&P 500
	Portfolio	Index
12/31/2000	10000	10000
06/30/2001	11007	9330
12/31/2001	10967	8811
06/30/2002	9875	7652
12/31/2002	8757	6864
06/30/2003	9592	7671
12/31/2003	11518	8833
06/30/2004	11953	9137
12/31/2004	12958	9794
06/30/2005	12616	9715
12/31/2005	13640	10275
06/30/2006	14439	10553
12/31/2006	15873	11898
06/30/2007	17822	12726
12/31/2007	16480	12552
06/30/2008	14820	11056
12/31/2008	10052	7908
06/30/2009	11696	8158
12/31/2009	14358	10001
06/30/2010	13585	9335
12/31/2010	16798	11507

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

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Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	97.6
Money Market Funds Less Net Liabilities	2.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Pinnacle Entertainment, Inc.	2.5
2.	Schlumberger Ltd.	2.4
3.	Lear Corp.	2.4
4.	Viacom, Inc. Class B	2.2
5.	Pfizer, Inc.	2.2
6.	Goldcorp, Inc.	2.2
7.	Goldman Sachs Group, Inc. / The	2.1
8.	Weatherford International Ltd.	2.1
9.	Apache Corp.	2.0
10.	JPMorgan Chase & Co.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Discretionary	19.4
Financials	18.2
Energy	17.1
Industrials	11.4
Health Care	10.6
Information Technology	9.9
Consumer Staples	6.9
Materials	4.1

97.6

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 97.6%		Shares	Value

CONSUMER DISCRETIONARY – 19.4%
Lear Corp. (Auto Components)	(a)	31,800	$3,138,978
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	15,981	631,090
International Game Technology (Hotels, Restaurants & Leisure)		113,513	2,008,045
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	230,054	3,225,357
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		35,026	1,718,025
Ryland Group, Inc. (Household Durables)		84,338	1,436,276
Comcast Corp. Class A (Media)		108,533	2,258,572
Liberty Global, Inc. (Media)	(a)	35,527	1,204,010
News Corp. Class A (Media)		95,710	1,393,538
Viacom, Inc. Class B (Media)		72,250	2,861,823
Vivendi SA (Media)	(b)	69,409	1,875,546
Warner Music Group Corp. (Media)	(a)	212,500	1,196,375
GameStop Corp. Class A (Specialty Retail)	(a)	100,395	2,297,038

			25,244,673

CONSUMER STAPLES – 6.9%
Wal-Mart Stores, Inc. (Food & Staples Retailing)		44,200	2,383,706
Bunge Ltd. (Food Products)		32,179	2,108,368
ConAgra Foods, Inc. (Food Products)		58,514	1,321,246
Kraft Foods, Inc. Class A (Food Products)		66,756	2,103,482
Tyson Foods, Inc. Class A (Food Products)		57,137	983,899

			8,900,701

ENERGY – 17.1%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	40,781	2,068,820
Schlumberger Ltd. (Energy Equip. & Svs.)		37,639	3,142,857
Weatherford International Ltd. (Energy Equip. & Svs.)	(a)	117,620	2,681,736
Apache Corp. (Oil, Gas & Consumable Fuels)		21,739	2,591,941
Arch Coal, Inc. (Oil, Gas & Consumable Fuels)		65,884	2,309,893
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		42,168	1,596,059
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		47,073	2,294,338
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	25,100	1,809,961
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		20,791	2,039,597
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	42,720	1,599,010

			22,134,212

FINANCIALS – 18.2%
Charles Schwab Corp. / The (Capital Markets)		128,328	2,195,692
Goldman Sachs Group, Inc. / The (Capital Markets)		16,320	2,744,371
Lazard Ltd. Class A (Capital Markets)		50,660	2,000,563
Wells Fargo & Co. (Commercial Banks)		63,737	1,975,210
Citigroup, Inc. (Diversified Financial Svs.)	(a)	184,739	873,815
JPMorgan Chase & Co. (Diversified Financial Svs.)		60,671	2,573,664
Moody’s Corp. (Diversified Financial Svs.)		83,394	2,213,277
Axis Capital Holdings Ltd. (Insurance)		52,946	1,899,703
Marsh & McLennan Cos., Inc. (Insurance)		74,371	2,033,303
Symetra Financial Corp. (Insurance)		115,402	1,581,007
Travelers Cos., Inc. / The (Insurance)		35,233	1,962,830
Validus Holdings Ltd. (Insurance)		49,538	1,516,358

			23,569,793

HEALTH CARE – 10.6%
Amgen, Inc. (Biotechnology)	(a)	39,764	2,183,044
Gilead Sciences, Inc. (Biotechnology)	(a)	49,887	1,807,905
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	27,603	519,488
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	31,590	1,748,822
Abbott Laboratories (Pharmaceuticals)		13,910	666,428
Merck & Co., Inc. (Pharmaceuticals)		58,165	2,096,267
Pfizer, Inc. (Pharmaceuticals)		162,163	2,839,474
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	36,066	1,862,809

			13,724,237

INDUSTRIALS – 11.4%
Teledyne Technologies, Inc. (Aerospace & Defense)	(a)	30,290	1,331,851
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	20,974	737,026
JetBlue Airways Corp. (Airlines)	(a)	278,839	1,843,126
Republic Services, Inc. (Commercial Svs. & Supplies)		57,899	1,728,864
Dover Corp. (Machinery)		35,315	2,064,162
Ingersoll-Rand PLC (Machinery)		52,449	2,469,823
CSX Corp. (Road & Rail)		39,581	2,557,328
RSC Holdings, Inc. (Trading Companies & Distributors)	(a)	210,635	2,051,585

			14,783,765

INFORMATION TECHNOLOGY – 9.9%
Cisco Systems, Inc. (Communications Equip.)	(a)	67,156	1,358,566
Dell, Inc. (Computers & Peripherals)	(a)	149,081	2,020,048
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	117,264	920,522
IAC/InterActiveCorp (Internet Software & Svs.)	(a)	50,127	1,438,645
SAIC, Inc. (IT Svs.)	(a)	80,900	1,283,074
Intel Corp. (Semiconductors & Equip.)		78,156	1,643,621
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	101,111	1,875,609
Xilinx, Inc. (Semiconductors & Equip.)		36,934	1,070,347
Symantec Corp. (Software)	(a)	77,899	1,304,029

			12,914,461

MATERIALS – 4.1%
Celanese Corp. (Chemicals)		36,002	1,482,202
Goldcorp, Inc. (Metals & Mining)		61,100	2,809,378
Randgold Resources Ltd. – ADR (Metals & Mining)		13,360	1,099,929

			5,391,509

Total Common Stocks (Cost $109,105,245)			$126,663,351

Money Market Funds – 4.1%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		5,331,000	$5,331,000

Total Money Market Funds (Cost $5,331,000)			$5,331,000

Total Investments – 101.7% (Cost $114,436,245)	(c)		$131,994,351
Liabilities in Excess of Other Assets – (1.7)%			(2,193,292)

Net Assets – 100.0%			$129,801,059

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $1,875,546 or 1.4% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Millennium Portfolio

 Objective/Strategy

The Millennium Portfolio seeks maximum capital growth by investing primarily in common stocks of small sized companies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	24.30%
Five years	3.15%
Ten years	-0.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Millennium Portfolio returned 24.30% versus 29.09% for the current benchmark, the Russell 2000 Growth Index.

2010 was a volatile year with three distinct periods highlighting this volatility. In the first few months of 2010 the index rose meaningfully, as many of the same factors powering 2009 results extended into 2010. The index then gave back these gains in the late spring and summer as concern over the weakening Euro and sovereign debt weighed heavily on our domestic markets. Finally, in August, Federal Reserve Chairman Bernanke’s commentary relating to Quantitative Easing re-ignited the markets, especially long-duration asset classes such as small cap equities. Additionally, the Republicans gained ground in the November elections resulting in a more neutral regulatory stance out of Washington, the White House in particular. These factors, combined with an extension of Bush-era tax cuts, laid out a nice backdrop for the equity markets in the fourth quarter.

Even though corporate profitability has shown respectable gains in 2010, future rates of growth will likely slow going forward into 2011. Corporate America has done a good job of cutting costs and boosting margins while at the same time greatly improving balance sheets. Future earnings gains will likely be more dependent on top-line gains as opposed to margin improvement where cost-cutting efforts have already been implemented. Coming out of the downturn, earnings per share (“EPS”) gains have been impressive, especially from many of the lower quality, small cap companies that were punished the hardest as the economy receded. We are at the point in the economic cycle where typically “the torch is passed” from lower quality companies to the truly great high quality growth companies that have an ability to post solid organic gains, even in a slower growth environment.

Although up substantially in absolute terms, the Portfolio underperformed the Russell 2000 Growth Index as our larger market capitalization and lower beta strategy continued to present stylistic challenges. While there are always opportunities to improve performance, many lower quality factors continued to dominate index returns for the second year in a row. For example, in our Portfolio approximately 75% of the holdings had a market cap in excess of $1 billion versus roughly 25% for the index. This larger market capitalization bucket within the index underperformed the $500 million to less than $1 billion category substantially, presenting a clear headwind. We had expected 2010 to look more like 2004, whereby in the second year after a recovery higher-quality growth strategies such as ours typically perform better. The steep bear market in 2008 combined with a very accommodative Federal Reserve, we think, led to an extended rally in lower quality equities for the second year in a row. We envision that 2011 could be a fundamentally-driven year in the small-cap growth universe, whereby our style should be well-rewarded.

Relative out-performance in Health Care, Energy, and Consumer Staples was offset by relative underperformance in the Consumer Discretionary and Information Technology sectors. Health Care benefited from a variety of factors including two holdings, ev3, Inc. and Odyssey Healthcare, Inc., which were taken over. Within Energy, our bias towards on-shore high production growth names paid-off. Rosetta Resources, Inc., Brigham Exploration Co., and Concho Resources, Inc. did well. We were able to find a couple of high-growth Consumer Staples names in Diamond Foods, Inc. and The Fresh Market, Inc. that showed nice appreciation. In Consumer Discretionary, the biggest detractors were education names such as Capella Education Co. Intense regulatory scrutiny has put pressure on price-to-earnings multiples in the group, which Capella Education Co. could not overcome. Within Information Technology, various performance issues negatively effected Compellant Technologies, Inc., Atheros Communications, Inc., and Plexus Corp., which pressured performance in this sector. (1)

From an economic standpoint, signs that unemployment is gradually improving and housing is not getting much worse, along with positive commentary from Corporate America, are being well-received. Despite this progress, we think economic growth may be uneven as the easy gains coming out of the recession have already been booked. We believe that Gross Domestic Product will continue to rise in 2011, albeit at a slower rate compared to past recovery periods. Equity markets should continue to be volatile as traders may want to extrapolate longer-term trends from erratic shorter-term data points.

The Portfolio is currently over-weighted in the Energy sector and slightly over-weighted in Information Technology relative to the index. As is always the case, given our style, weightings are derived on a bottom-up basis where we try to be opportunistic as we look for small cap growth stocks. That being said, in Information Technology we tend to favor software, Internet, iPhone/iPad-related stocks and are generally less optimistic about semiconductors. Within Energy, our primary focus is on-shore production companies that have the potential to grow rapidly. We have a bias towards on-shore production as it tends to be less volatile and generally own small positions in the service industry. We remain relatively underweighted in Financials as it is difficult to find rapid earnings growth in a sector dominated by banks.(1)

Our bottom-up stock picking process many times tends to uncover “themes”, whereby a number of individual equities in the Portfolio may be related. For example, there are a number of holdings in the Portfolio that are related to technology outsourcing and health care cost savings. Newer themes such as mobile computing should continue to have traction. A clear trend towards consumers demanding easy wireless Internet access through smart-phones and tablets is an important investable theme. We own stock in companies that enable wireless access as well as those that sell “apps” on iPhones/iPads. We should not overlook the need for long duration battery-related companies which are also part of this

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Ohio National Fund, Inc.	Millennium Portfolio (Continued)

theme. While companies like Apple, Inc. are clearly too large for a small cap growth fund, rest assured that there are many interesting smaller companies that can also benefit from these macro trends.(1)

In an environment where future EPS gains likely will be more difficult to come by as compared to the past couple of years coming out of a recession, we believe our higher-quality style should be ideally suited. We tend to own stock in companies with higher organic growth rates that are less cyclical. Many of these higher-quality names have been out of favor over the past couple of years as, coming out of the recession, lower-quality small cap stocks have tended to lead the market. Many of these lower-quality names have already doubled over the past couple of years. Historically, this is the point in the cycle where high-quality names typically outperform. As we look across our sector weights and individual holdings, we are optimistic that our style should do well in the expected environment going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

		Russell 2000
	Millennium Portfolio	Growth Index
12/31/2000	10000	10000
06/30/2001	9090	10004
12/31/2001	8164	9077
06/30/2002	6752	7503
12/31/2002	5492	6330
06/30/2003	6169	7554
12/31/2003	7560	9403
06/30/2004	7903	9937
12/31/2004	8386	10748
06/30/2005	8183	10363
12/31/2005	8386	11195
06/30/2006	8635	11874
12/31/2006	9005	12689
06/30/2007	10419	13873
12/31/2007	11349	13583
06/30/2008	9985	12370
12/31/2008	6521	8348
06/30/2009	6702	9296
12/31/2009	7881	11226
06/30/2010	7677	10966
12/31/2010	9795	14491

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

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Ohio National Fund, Inc.	Millennium Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.9
Money Market Funds and Other Net Assets	1.1

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Ultimate Software Group, Inc.	2.9
2.	HEICO Corp.	2.4
3.	IPC The Hospitalist Co., Inc.	2.1
4.	Gaylord Entertainment Co.	2.0
5.	Sirona Dental Systems, Inc.	1.9
6.	Steiner Leisure Ltd.	1.8
7.	Hibbett Sports, Inc.	1.8
8.	SS&C Technologies Holdings., Inc.	1.8
9.	Diamond Foods, Inc.	1.7
10.	The Pep Boys-Manny, Moe & Jack	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	27.4
Industrials	17.8
Consumer Discretionary	17.5
Health Care	17.1
Energy	6.6
Materials	6.1
Consumer Staples	4.3
Financials	2.1

98.9

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.9%		Shares	Value

CONSUMER DISCRETIONARY – 17.5%
Steiner Leisure Ltd. (Diversified Consumer Svs.)	(a)	16,500	$770,550
7 Days Group Holdings Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	22,800	485,640
Gaylord Entertainment Co. (Hotels, Restaurants & Leisure)	(a)	23,200	833,808
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	37,100	481,929
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	(a)	26,900	461,873
hhgregg, Inc. (Specialty Retail)	(a)	16,000	335,200
Hibbett Sports, Inc. (Specialty Retail)	(a)	20,500	756,450
The Pep Boys – Manny, Moe & Jack (Specialty Retail)		52,600	706,418
Tractor Supply Co. (Specialty Retail)		13,700	664,313
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	18,900	635,796
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	5,800	462,492
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	9,350	390,082
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	7,200	396,504

			7,381,055

CONSUMER STAPLES – 4.3%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	16,000	659,200
Diamond Foods, Inc. (Food Products)		13,800	733,884
TreeHouse Foods, Inc. (Food Products)	(a)	8,600	439,374

			1,832,458

ENERGY – 6.6%
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	12,700	444,373
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	23,200	631,968
Clayton Williams Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	7,100	596,187
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,300	464,651
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	16,600	624,824

			2,762,003

FINANCIALS – 2.1%
HFF, Inc. Class A (Capital Markets)	(a)	38,200	369,012
Portfolio Recovery Associates, Inc. (Diversified Financial Svs.)	(a)	6,600	496,320

			865,332

HEALTH CARE – 17.1%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	6,000	483,300
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	18,500	573,870
Neogen Corp. (Health Care Equip. & Supplies)	(a)	12,700	521,081
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	19,300	806,354
Volcano Corp. (Health Care Equip. & Supplies)	(a)	22,600	617,206
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	18,400	685,032
Air Methods Corp. (Health Care Providers & Svs.)	(a)	11,500	647,105
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	10,100	654,177
IPC The Hospitalist Co., Inc. (Health Care Providers & Svs.)	(a)	22,300	869,923
SXC Health Solutions Corp. (Health Care Technology)	(a)	16,000	685,760
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	14,100	662,136

			7,205,944

INDUSTRIALS – 17.8%
BE Aerospace, Inc. (Aerospace & Defense)	(a)	16,200	599,886
Global Defense Technology & Systems, Inc. (Aerospace & Defense)	(a)	33,616	566,766
HEICO Corp. (Aerospace & Defense)		20,005	1,020,855
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	17,600	618,464
Team, Inc. (Commercial Svs. & Supplies)	(a)	23,100	559,020
GrafTech International Ltd. (Electrical Equip.)	(a)	22,200	440,448
Polypore International, Inc. (Electrical Equip.)	(a)	13,700	558,001
Actuant Corp. Class A (Machinery)		25,900	689,458
Nordson Corp. (Machinery)		5,000	459,400
Corporate Executive Board Co. / The (Professional Svs.)		15,600	585,780
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	12,500	399,875
MSC Industrial Direct Co. Class A (Trading Companies & Distributors)		8,500	549,865
Watsco, Inc. (Trading Companies & Distributors)		7,000	441,560

			7,489,378

INFORMATION TECHNOLOGY – 27.4%
Aruba Networks, Inc. (Communications Equip.)	(a)	21,800	455,184
Netgear, Inc. (Communications Equip.)	(a)	16,100	542,248
RADWARE Ltd. (Communications Equip.)	(a)	11,500	431,365
Riverbed Technology, Inc. (Communications Equip.)	(a)	13,000	457,210
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	11,300	554,265
Newport Corp. (Electronic Equip., Instr. & Comp.)	(a)	40,100	696,537
IAC/InterActiveCorp (Internet Software & Svs.)	(a)	20,600	591,220
LivePerson, Inc. (Internet Software & Svs.)	(a)	51,200	578,560
LogMeIn, Inc. (Internet Software & Svs.)	(a)	13,700	607,458
OpenTable, Inc. (Internet Software & Svs.)	(a)	6,800	479,264
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	18,000	565,380
Camelot Information Systems, Inc. – ADR (IT Svs.)	(a)	22,000	526,240
VeriFone Systems, Inc. (IT Svs.)	(a)	11,200	431,872
Cavium Networks, Inc. (Semiconductors & Equip.)	(a)	11,300	425,784
Hittite Microwave Corp. (Semiconductors & Equip.)	(a)	8,900	543,256
Omnivision Technologies, Inc. (Semiconductors & Equip.)	(a)	13,200	390,852
Fortinet, Inc. (Software)	(a)	14,200	459,370
SS&C Technologies Holdings, Inc. (Software)	(a)	36,700	752,717
TIBCO Software, Inc. (Software)	(a)	21,900	431,649
Ultimate Software Group, Inc. (Software)	(a)	25,400	1,235,202
VanceInfo Technologies, Inc. – ADR (Software)	(a)	10,500	362,670

			11,518,303

MATERIALS – 6.1%
Ferro Corp. (Chemicals)	(a)	27,400	401,136
Sensient Technologies Corp. (Chemicals)		16,500	606,045
Solutia, Inc. (Chemicals)	(a)	25,700	593,156
Globe Specialty Metals, Inc. (Metals & Mining)		23,600	403,324
Worthington Industries, Inc. (Metals & Mining)		31,200	574,080

			2,577,741

Total Common Stocks (Cost $33,613,897)			$41,632,214

Money Market Funds – 0.9%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		379,000	$379,000

Total Money Market Funds (Cost $379,000)			$379,000

Total Investments – 99.8% (Cost $33,992,897)	(b)		$42,011,214
Other Assets in Excess of Liabilities – 0.2%			66,119

Net Assets – 100.0%			$42,077,333

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

 Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	19.73%
Five years	4.80%
Ten years	6.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the International Small-Mid Company Portfolio returned 19.73% versus 22.04% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

The markets this year have certainly had their challenges as the various economies struggled to pull themselves out of the slump of 2009. Oscillating expectations for a double-dip recession weighed on investors’ minds with the escalation and widening of euro-area sovereign debt risks. The sovereign debt crisis continued to slowly spread across Europe, claiming Greece, Ireland, and Spain as its victims and, in the process, threatened to ignite a global economic meltdown. While China’s economic growth continued without abatement during these past twelve months, the government weighed in several times throughout the year by using various measures to slow down the economy and head off inflation. Emerging markets were the winners of this year, as they were not impacted by the maladies suffered by many developed nations and were supported by their natural resources.

Improving macro data gave investors the courage to increase their investment risk appetites to participate, with increasing confidence, in the global economic recovery. Further stimulus measures announced by the U.S. Federal Reserve provided additional comfort that a bottom may have been put in place. With attractive valuations and increasing optimism around the U.S. economy, global markets moved to new highs by year end with a rally in commodity prices signaling an increase in demand to feed the growth.

International small-mid caps, as measured by the benchmark index, had another good year of performance. On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index had the best performance, returning 21.13%. The S&P Europe Small Cap Growth Index rose 18.73%, while Japanese small caps as measured by the S&P Japan Small Cap Growth Index gained 17.86% during the year, all returns in terms of U.S. dollars.

The Portfolio remained well-diversified amongst its holdings. However, the Industrials, Information Technology, and Consumer Discretionary sectors were over-weighted relative to the benchmark. The most significant changes to the Portfolio’s holdings were: 1) increasing exposure to media industry, in-line with our view of the economic recovery and spending, and 2) new positions in the chemical sector, also in-line with our view of chemicals being the building blocks during increasing demand of goods. Every sector contributed positively to the Portfolio’s absolute performance in 2010.(1)

The U.S. dollar had mixed performances against major foreign currencies. Over the year, the euro lost 8.5%, while the Canadian dollar rose 5.2% against the U.S. dollar. The Japanese yen gained 12.8%, while British sterling declined 6.6% versus the dollar.

Top performing relative markets in the Portfolio included Germany, United Kingdom (UK), Spain, and Singapore. Weaker relative contributions, despite positive returns, were experienced with investments made in Canada, Japan, and Australia.

Key drivers of the Portfolio’s positive performance came from the strong relative investment returns in Consumer Discretionary, Financials, and Energy. Individual stocks that contributed to the Portfolio’s performance (all total returns in terms of U.S. dollars) included: Asos PLC, a UK Internet retailer, gained 216.6% during the year; Kia Motors Corp., the South Korean automobile manufacturer, rose 128.2% during the year; and Dana Petroleum PLC, a UK oil and gas exploration and production company, gained 74.2%.(1)

On a broader basis, relative under-performance, was delivered by investments in Information Technology and Materials. More specifically, within Information Technology, our investment thesis of a recovery in dynamic random access memory (“DRAM”) and liquid crystal display “(LCD”) prices did not materialize by year end. Also, poor stock selection within the sector included the following holdings: Elpida Memory, a Japanese manufacturer of computer memory chips, which fell 46.8%; Actelion Ltd., a Swiss pharmaceutical company, which fell 31.0%, and Saft Groupe SA, a French manufacturer of high-tech batteries for industrial and automotive applications, was down 26.6% during the year.(1)

As the global economic indicators and markets continue to signal an ensuing recovery, we will continue to monitor our exposure to economically sensitive sectors, namely Industrials, Materials, and Consumer Discretionary as these sectors will continue to participate. Emerging markets continue to exhibit areas of continuing earnings growth, but valuations must be monitored closely as they have performed very well in 2010.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

 Change in Value of $10,000 Investment

		S&P Developed
		Small Cap
	International Small-Mid	Ex-U.S. Growth
	Company Portfolio	Index
12/31/2000	10000	10000
06/30/2001	8419	8519
12/31/2001	7072	7729
06/30/2002	7102	7906
12/31/2002	6011	6718
06/30/2003	7215	7799
12/31/2003	9252	10087
06/30/2004	9908	11081
12/31/2004	11183	12729
06/30/2005	11678	13067
12/31/2005	14426	15454
06/30/2006	15878	17082
12/31/2006	18226	19746
06/30/2007	21498	22224
12/31/2007	21412	21325
06/30/2008	19890	19188
12/31/2008	10427	10871
06/30/2009	11863	13124
12/31/2009	15229	16109
06/30/2010	13589	15067
12/31/2010	18234	19659

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index. S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.7
Exchange Traded Funds	1.1
Money Market Funds Less Net Liabilities	0.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	ASOS PLC	2.0
2.	Leoni AG	2.0
3.	SNC-Lavalin Group, Inc.	2.0
4.	Adecco SA	1.9
5.	Andritz AG	1.9
6.	AMEC PLC	1.8
7.	Hochtief AG	1.7
8.	Yoox SpA	1.7
9.	Lanxess AG	1.7
10.	Assa Abloy AB	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets

United Kingdom	16.6
Germany	10.4
France	7.0
Canada	6.9
Brazil	6.4
Singapore	5.3
Netherlands	5.2
Cayman Islands	4.7
Japan	4.1
Thailand	3.4

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.7%		Shares	Value

United Kingdom – 16.6%
Aggreko PLC	(b)	54,003	$1,249,609
AMEC PLC	(b)	77,469	1,393,205
ASOS PLC	(a)(b)	62,615	1,558,642
Autonomy Corp. PLC	(a)(b)	25,899	609,307
Carphone Warehouse Group PLC	(a)(c)	72,500	446,770
Cookson Group PLC	(a)(b)	123,534	1,272,171
Croda International PLC	(b)	33,542	849,078
Dialog Semiconductor PLC	(a)(b)	37,300	848,335
Intercontinental Hotels Group PLC	(b)	40,099	783,294
John Wood Group PLC	(b)	116,643	1,021,910
Johnson Matthey PLC	(b)	20,934	666,958
Micro Focus International PLC	(b)	77,000	467,405
Rightmove PLC	(b)	62,262	757,707
Rolls-Royce Group PLC	(a)(b)	31,032	302,354
Weir Group PLC / The	(b)	30,250	840,430

			13,067,175

Germany – 10.4%
Adidas AG	(b)	14,226	925,383
Aixtron AG	(b)	29,200	1,088,151
GEA Group AG	(b)	32,599	942,053
Gildemeister AG	(b)	23,553	527,022
Hochtief AG	(b)	16,219	1,374,910
Lanxess AG	(b)	16,697	1,312,834
Leoni AG	(a)(b)	35,635	1,556,183
Rheinmetall AG	(b)	5,919	474,146

			8,200,682

France – 7.0%
Arkema SA	(b)	9,534	687,522
Bureau Veritas SA	(b)	6,300	478,091
Faurecia	(a)(b)	30,455	880,954
JC Decaux SA	(a)(b)	22,113	680,868
Publicis Groupe SA	(b)	13,987	729,855
Rhodia SA	(b)	21,500	711,878
Societe Television Francaise 1	(b)	46,116	801,686
Technip SA	(b)	5,800	536,111

			5,506,965

Canada – 6.9%
Agrium, Inc.		9,500	874,233
Consolidated Thompson Iron Mines Ltd.	(a)	48,200	683,031
National Bank of Canada		9,600	661,563
Pacific Rubiales Energy Corp.		12,800	434,477
SNC-Lavalin Group, Inc.		25,818	1,551,988
Thompson Creek Metals Co., Inc.	(a)	84,100	1,237,952

			5,443,244

Brazil – 6.4%
CETIP SA – Balcao Organizado de Ativos e Derivativos		42,605	605,710
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		16,770	704,005
Diagnosticos da America SA		59,700	809,187
Fleury SA		61,500	987,334
Hypermarcas SA	(a)	64,700	878,127
Lojas Renner SA		23,500	798,434
Raia SA	(a)	15,200	232,944

			5,015,741

Singapore – 5.3%
City Developments Ltd.	(b)	59,000	578,243
Ho Bee Investment Ltd.	(b)	301,000	379,741
Keppel Corp. Ltd.	(b)	119,000	1,050,004
Keppel Land Ltd.	(b)	245,700	919,977
SembCorp Marine Ltd.	(b)	297,000	1,242,467

			4,170,432

Netherlands – 5.2%
ASML Holding NV	(b)	24,823	952,009
Fugro NV	(b)	12,570	1,034,952
Imtech NV	(b)	31,226	1,186,182
Koninklijke DSM NV	(b)	15,587	888,500

			4,061,643

Cayman Islands – 4.7%
China Ming Yang Wind Power Group Ltd. – ADR	(a)	27,000	310,500
Hengan International Group Co. Ltd.	(b)	44,000	379,366
Herbalife Ltd.		11,600	793,092
Lonking Holdings Ltd.	(b)	582,000	321,642
Mecox Lane Ltd.	(a)	37,670	279,135
Minth Group Ltd.	(b)	610,000	1,001,276
Peak Sport Products Co. Ltd.	(b)	330,000	216,828
Sands China Ltd.	(a)(b)	183,200	405,563

			3,707,402

Japan – 4.1%
Hitachi Construction Machinery Co. Ltd.	(b)	30,400	725,570
JGC Corp.	(b)	26,000	563,514
JTEKT Corp.	(b)	26,200	307,419
Nabtesco Corp.	(b)	20,000	425,241
THK Co. Ltd.	(b)	28,700	656,450
Tokyo Electron Ltd.	(b)	8,200	516,282

			3,194,476

Thailand – 3.4%
Bangkok Bank PCL	(b)	91,600	446,375
Bank of Ayudhya PCL	(b)	486,100	414,603
Banpu PCL	(b)	27,400	715,737
Kasikornbank PCL	(b)	115,200	498,171
Kiatnakin Bank PCL	(b)	399,000	515,982
Kiatnakin Bank PCL	(b)	46,200	59,745

			2,650,613

Switzerland – 3.1%
Adecco SA	(b)	23,071	1,512,981
Clariant AG	(a)(b)	46,304	938,230

			2,451,211

Spain – 3.0%
Obrascon Huarte Lain SA	(b)	28,909	879,931
Tecnicas Reunidas SA	(b)	16,166	1,030,865
Viscofan SA	(b)	11,575	438,977

			2,349,773

Jersey – 2.3%
United Business Media Ltd.	(b)	88,081	950,123
Wolseley PLC	(a)(b)	26,400	845,124

			1,795,247

Sweden – 2.2%
Assa Abloy AB	(b)	45,600	1,286,316
Getinge AB	(b)	20,613	431,525

			1,717,841

Ireland – 2.1%
Ingersoll-Rand PLC		19,800	932,382
Warner Chilcott PLC		32,900	742,224

			1,674,606

South Korea – 2.1%
Kia Motors Corp.	(a)(b)	25,360	1,129,637
Korean Air Lines Co. Ltd.	(a)(b)	8,070	494,097

			1,623,734

Austria – 1.9%
Andritz AG	(b)	15,861	1,460,825

Hong Kong – 1.8%
Dah Sing Financial Holdings Ltd.	(b)	123,300	804,540
Techtronic Industries Co.	(b)	488,000	636,366

			1,440,906

(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

Bermuda – 1.8%
Invesco Ltd.		41,537	$999,380
Yue Yuen Industrial Holdings Ltd.	(b)	102,500	368,055

			1,367,435

Italy – 1.7%
Yoox SpA	(a)(b)	104,500	1,347,399

Norway – 1.7%
Fred Olsen Energy ASA	(b)	14,300	635,141
Yara International ASA	(b)	11,862	690,473

			1,325,614

Israel – 1.5%
NICE Systems Ltd. – ADR	(a)	33,000	1,151,700

Australia – 1.0%
Boart Longyear Group	(b)	163,000	761,414

Chile – 0.9%
Sociedad Quimica y Minera de Chile SA – ADR Series B		12,400	724,408

Mexico – 0.6%
Mexichem SAB de CV		138,156	494,453

Denmark – 0.5%
Christian Hansen Holding A/S	(b)	20,000	409,326

British Virgin Islands – 0.3%
Winsway Coking Coal Holdings Ltd.	(a)	417,000	250,539

Guernsey – 0.3%
Amdocs Ltd.	(a)	8,300	228,001

Total Common Stocks (Cost $53,912,706)			$77,592,805

Exchange Traded Funds – 1.1%		Shares	Value

iShares MSCI Emerging Markets Index Fund		18,898	$899,923

Total Exchange Traded Funds (Cost $518,397)			$899,923

Money Market Funds – 0.4%		Shares	Value

State Street Institutional Liquid Reserves Fund Institutional Class 2		277,957	$277,957

Total Money Market Funds (Cost $277,957)			$277,957

Total Investments – 100.2% (Cost $54,709,060)	(d)		$78,770,685
Liabilities in Excess of Other Assets – (0.2)%			(158,105)

Net Assets – 100.0%			$78,612,580

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipt

Footnotes:

(a)	Non-Income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $59,781,236 or 76.0% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $446,770 or 0.6% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time. Exchange traded funds and rights are also not evaluated by the fair valuation service.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Percent of net assets):

Industrials	30.5%
Consumer Discretionary	20.7%
Materials	14.5%
Energy	8.7%
Financials	8.7%
Information Technology	7.4%
Consumer Staples	4.4%
Health Care	3.8%

98.7%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Aggressive Growth Portfolio

 Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	9.96%
Five years	3.89%
Ten years	-0.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Aggressive Growth Portfolio returned 9.96% versus 15.06% for the current benchmark, the S&P 500 Index.

U.S. equity markets posted double-digit gains during the year ended December 31, 2010 and closed near their highest level since June 2008 amid improving manufacturing, housing, and retail data and better-than-expected corporate earnings. Another round of quantitative easing by the Federal Reserve also provided a positive backdrop for risk assets. Although the investment climate has been challenging for our Portfolio, we believe the environment has started to turn. Economic indicators have improved in the U.S. and other markets. Large-cap companies have been generating higher margins and returns, and we were seeing continued strength in emerging markets. We have tried to position the Portfolio to perform in any market or economic environment, and the signs of strength in the U.S. and global economy are good for the businesses we invest in.

The Portfolio’s holdings within Energy, Financials, and Health Care were the primary detractors from relative returns. Financials underperformed the benchmark index and our stock selection underperformed the sector. The gap stems from stock selection and a focus on large, money center banks rather than regional banks. Our focus on money center banks results from our belief that these companies will use their strong franchise power and dominant market shares to drive better returns and rapid earnings growth as the financial system normalizes. In the last year, however, these stocks suffered from a confluence of events, including the process of financial reform and the accompanying populist rhetoric; the weakness in the euro, impacting global banks with euro-based revenues; and the European sovereign debt crisis and subsequent economic impacts. Regional banks more exposed to improving credit conditions in the U.S. and less sensitive to the issues of reform and Europe fared better.

The largest detractor was Cisco Systems, Inc. Shares of this networking equipment provider fell after the company cited tight public spending on information technology, falling cable set-top box sales, and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. While the company may be well positioned to benefit from increasing data usage and Internet traffic, we are evaluating the position.(1)

Biotechnology company Gilead Sciences, Inc. held back the Portfolio’s returns. We think the company faces a more challenging patent environment and we exited the position late in the year. Research In Motion Ltd., a wireless communication device maker, was weak early in the year and we sold our position. We think the company faces a more difficult pricing and competitive environment and felt there were more compelling opportunities to gain exposure to the trend in the mobile and wireless space.(1)

In terms of contributors, certain of our selections within Information Technology provided the largest boost.(1) Apple, Inc. was a top contributor and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio, and demonstrate sales strength in international markets. We like the company’s long-term growth prospects and demonstrated ability to win in various economic environments.(1)

Trimble Navigation Ltd. was another strong performer for the Portfolio. The company makes global positioning services (GPS) navigation and surveying devices. We think Trimble Navigation Ltd.’s products are cost-saving, productivity-enhancing tools offering demonstrable returns to its customers in agriculture and construction. We also like the company’s solution-based products and potential to gain market share.(1)

Limited Brands, Inc. benefited from improving sales during the year. The specialty retailer has seen incremental margins move higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited Brands, Inc.’s potential margin expansion and the opportunity to develop its international business.(1)

Rather than focus on near-term economic or market trends, we have constructed the Portfolio to take advantage of multi-year themes. In Information Technology, we are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies, and device manufacturers. This continues to be a major theme behind several of our positions, including shares of Apple, Inc. and Google, Inc. Another theme in the Portfolio is consolidation of suppliers. More people and companies are doing business with their most trusted suppliers, a dynamic that accentuates the competitive advantages of these companies and may enable them to gain market share.(1)

Looking ahead, we are expecting a slow recovery for both the U.S. and global economies. Companies with healthy balance sheets and global demand for their products are driving the recovery. Many firms have record levels of cash, which may be used to pay higher dividends, reinvest in the business, or fund mergers and acquisitions. Several of our top holdings supply corporations, not consumers, and we expect corporate spending to pick up as management teams grow more confident that the economy won’t slip back into recession.(1)

Outside the U.S., we remain sanguine on emerging markets. Near-term, we are paying close attention to China’s growth rate and our exposure to the country. China’s central bank raised interest rates in December for the second time in just over two months in an attempt to curb inflation. The move signals Beijing’s confidence in China’s

(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

economy but it also raises concerns of a hard landing, potentially derailing the global recovery. Longer term, we believe emerging markets have the capital, natural resources, and structural frameworks in place to fuel investment and ultimately growth in excess of developed markets. These foundations will drive higher returns for companies that can capitalize on rising domestic consumption and export growth. Overall, companies in our Portfolio have been executing and we are seeing the results in higher margins and internal rates of returns. A few of our stocks have responded with higher prices, but most have lagged. Investor sentiment continues to favor stocks with smaller market caps, which have significantly outperformed stocks with larger market caps such as those held in the Portfolio. Valuations in mega-cap stocks look very attractive going forward, and we continue to believe that the Portfolio is well positioned in companies with wide competitive moats and exposure to global growth.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

	Aggressive Growth	S&P 500
	Portfolio	Index
12/31/2000	10000	10000
06/30/2001	7614	9330
12/31/2001	6819	8811
06/30/2002	5754	7652
12/31/2002	4915	6864
06/30/2003	5577	7671
12/31/2003	6463	8833
06/30/2004	6688	9137
12/31/2004	7042	9794
06/30/2005	7066	9715
12/31/2005	7977	10275
06/30/2006	7800	10553
12/31/2006	8438	11898
06/30/2007	9585	12726
12/31/2007	10932	12552
06/30/2008	10459	11056
12/31/2008	6157	7908
06/30/2009	7245	8158
12/31/2009	8781	10001
06/30/2010	7883	9335
12/31/2010	9656	11507

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	95.1
Money Market Funds Less Net Liabilities	4.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	7.2
2.	Celgene Corp.	4.2
3.	eBay, Inc.	4.1
4.	Bank of America Corp.	4.0
5.	Crown Castle International Corp.	3.8
6.	Oracle Corp.	3.6
7.	Trimble Navigation Ltd.	3.1
8.	United Parcel Service, Inc. Class B	3.0
9.	Yahoo!, Inc.	2.9
10.	Davide Campari-Milano SpA	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	33.9
Financials	19.0
Consumer Discretionary	9.3
Consumer Staples	8.7
Health Care	8.2
Industrials	7.5
Telecommunication Services	5.4
Energy	2.0
Materials	1.1

95.1

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 95.1%		Shares	Value

CONSUMER DISCRETIONARY – 9.3%
Ford Motor Co. (Automobiles)	(a)	50,485	$847,643
General Motors Co. (Automobiles)	(a)	11,060	407,672
News Corp. Class A (Media)		57,515	837,418
Limited Brands, Inc. (Specialty Retail)		22,200	682,206

			2,774,939

CONSUMER STAPLES – 8.7%
Anheuser-Busch InBev NV (Beverages)	(b)	12,930	738,810
Davide Campari-Milano SpA (Beverages)	(b)	130,641	851,007
Mead Johnson Nutrition Co. (Food Products)		6,665	414,896
Colgate-Palmolive Co. (Household Products)		3,990	320,676
Reckitt Benckiser Group PLC (Household Products)	(b)	4,535	249,492

			2,574,881

ENERGY – 2.0%
BG Group PLC (Oil, Gas & Consumable Fuels)	(b)	14,187	287,786
Petroleo Brasileiro SA – ADR (Oil, Gas & Consumable Fuels)		7,970	301,585

			589,371

FINANCIALS – 19.0%
Charles Schwab Corp. / The (Capital Markets)		29,713	508,389
Goldman Sachs Group, Inc. / The (Capital Markets)		1,185	199,270
CapitalSource, Inc. (Commercial Banks)		45,049	319,848
Standard Chartered PLC (Commercial Banks)	(b)	18,465	498,473
Bank of America Corp. (Diversified Financial Svs.)		90,330	1,205,002
CME Group, Inc. (Diversified Financial Svs.)		1,260	405,405
JPMorgan Chase & Co. (Diversified Financial Svs.)		10,180	431,836
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		16,360	340,452
AIA Group Ltd. (Insurance)	(a)(c)	119,600	336,206
Prudential PLC (Insurance)	(b)	58,406	610,178
Hang Lung Properties Ltd. (Real Estate Mgmt. & Development)	(b)	47,000	219,679
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	57,515	580,326

			5,655,064

HEALTH CARE – 8.2%
Celgene Corp. (Biotechnology)	(a)	21,255	1,257,021
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	7,976	279,399
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,239	319,352
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	9,650	591,255

			2,447,027

INDUSTRIALS – 7.5%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		4,510	361,657
United Parcel Service, Inc. Class B (Air Freight & Logistics)		12,485	906,161
FANUC Corp. (Machinery)	(b)	4,100	626,711
CoStar Group, Inc. (Professional Svs.)	(a)	5,730	329,819

			2,224,348

INFORMATION TECHNOLOGY – 33.9%
Cisco Systems, Inc. (Communications Equip.)	(a)	40,770	824,777
Apple, Inc. (Computers & Peripherals)	(a)	6,597	2,127,928
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,025	318,000
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	23,310	930,768
Tyco Electronics Ltd. (Electronic Equip., Instr. & Comp.)		16,630	588,702
AOL, Inc. (Internet Software & Svs.)	(a)	22,750	539,403
eBay, Inc. (Internet Software & Svs.)	(a)	43,985	1,224,103
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,105	656,337
VistaPrint NV (Internet Software & Svs.)	(a)	11,715	538,890
Yahoo!, Inc. (Internet Software & Svs.)	(a)	52,785	877,815
Adobe Systems, Inc. (Software)	(a)	12,650	389,367
Oracle Corp. (Software)		34,280	1,072,964

			10,089,054

MATERIALS – 1.1%
Israel Chemicals Ltd. (Chemicals)	(b)	18,307	313,539

TELECOMMUNICATION SERVICES – 5.4%
America Movil SAB de CV – ADR (Wireless Telecom. Svs.)		3,515	201,550
Cellcom Israel Ltd. (Wireless Telecom. Svs.)		8,220	268,712
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	26,055	1,141,991

			1,612,253

Total Common Stocks (Cost $23,143,220)			$28,280,476

VVPR Strips – 0.0%	(d)	Quantity	Value

CONSUMER STAPLES – 0.0%
Anheuser-Busch InBev NV (Beverages)	(a)(c)	6,992	$37

Total VVPR Strips (Cost $0)			$37

Money Market Funds – 5.3%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,495,000	$1,495,000
Federated Prime Cash Obligations Fund Institutional Class		90,000	90,000

Total Money Market Funds (Cost $1,585,000)			$1,585,000

Total Investments – 100.4% (Cost $24,728,220)	(e)		$29,865,513
Liabilities in Excess of Other Assets – (0.4)%			(108,261)

Net Assets – 100.0%			$29,757,252

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $4,395,675 or 14.8% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is difference from the local close price. In some instances, the independent fair valuation service uses the local close price because the confidence interval associated with an investment is below the 75% threshold. These securities represent $336,243 or 1.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	A VVPR Strip is a coupon attached to specific ordinary common shares that offers tax advantages. The coupon entitles a holder to reduced withholding tax rates on the dividends generated from the related common shares.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Small Cap Growth Portfolio

 Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	30.03%
Five years	8.10%
Ten years	0.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Small Cap Growth Portfolio returned 30.03% versus 29.09% for the current benchmark, the Russell 2000 Growth Index.

U.S. stocks posted double-digit gains during the year ended December 31, 2010 and closed near their highest level since June 2008. Equity markets began the year on a bullish note, but soon gave way to worries over rising interest rates and tighter lending in China. Europe’s sovereign debt issues triggered a sell-off in the spring, and worries that deep spending cuts from government austerity measures could derail global growth added to the bearish tone. Stocks rebounded in September, following better-than-expected economic data, and continued to rally through the final three months. This rally was fueled by more positive data points and a second round of quantitative easing by the Federal Reserve. Small cap stocks significantly outperformed large caps during the year, while growth-style indices significantly outperformed value. Energy and Information Technology were the best performing sectors within the Russell 2000 Growth Index, while Telecommunication Services and Utilities were relative laggards. Commodities posted strong gains, although natural gas was a notable exception with double-digit losses.

The Portfolio’s stock selections in Financials and Health Care were the primary contributors to relative performance followed by our holdings in Materials. Detractors included our holdings in Industrials and Information Technology. (1)

Semiconductor maker Atmel Corp. returned over 150% during the year to lead all contributors. The company has completed a restructuring, bolstering its financial position and return potential. Its core micro-controller business continued to capture market share. While we continue to like this firm for its micro-controller business and success with its new touch screen products for mobile devices, we exited the position since its market capitalization exceeded the Portfolio’s range. (1)

Pharmacy benefit manager SXC Health Solutions Corp. was a key contributor. SXC Health Solutions Corp.’s transparent, transaction-based business model has led to strong organic growth and new customer wins. In addition, we believe the company has successfully augmented its overall market position and growth profile through acquisitions of smaller competitors. Given the coming wave of generic drug conversion and fragmented competitive set, we believe SXC Health Solutions Corp. is well positioned for growth. (1)

Technology licensing company Ceva, Inc. also aided results. We like the business model and competitive positioning of this firm following the exit of a large competitor from its digital signal processor (“DSP”) licensing business. We expect Ceva, Inc. to capture a significant share of this business. The company receives up-front licensing fees and ongoing royalties on each device, typically a mobile phone, that includes its DSP technology. (1)

Individual detractors from performance included home health care companies Amedisys, Inc. and LHC Group, Inc. Both are being investigated by the U.S. Department of Justice over their Medicare billing practices. We sold the positions.(1)

Online printing company VistaPrint NV declined in the middle of the year. The company saw revenue growth decelerate in its European market, causing June quarter revenues and forward guidance to come in lower than expectations. Despite this disappointment, we believe that the company’s competitive advantage is still solidly intact, that its addressable market remains very large, and that the business model is of high quality. We added to the position. (1)

We believe the economic recovery faces many challenges as the de-leveraging process (consumers foregoing consumption in favor of debt repayment) acts as an impediment to strong economic growth. The consumer, which plays a pivotal role in the overall health and growth of the domestic economy, faces numerous headwinds. The U.S. economy continues to experience rates of unemployment that are approaching 10% and a prolonged slump in the housing market. As a result, consumer confidence levels remain depressed and are more indicative of recessionary levels than expansionary ones. However, despite a less favorable macro climate, our research continues to uncover exciting growth companies that are demonstrating resilience and growth.

Our goal is to find companies that can perform well and deliver strong financial results regardless of the macro environment. We want to find companies that can perform great in a good environment and good in a bad environment. Given the large universe of small-cap stocks, we believe there are ample opportunities to find high quality small-cap growth companies regardless of macro conditions. As stewards of your capital, we remain committed to finding these unique growth companies.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Small Cap	Russell 2000
	Growth Portfolio	Growth Index
12/31/2000	10000	10000
06/30/2001	7330	10004
12/31/2001	6050	9077
06/30/2002	4985	7503
12/31/2002	4288	6330
06/30/2003	4968	7554
12/31/2003	6233	9403
06/30/2004	6224	9937
12/31/2004	6946	10748
06/30/2005	6980	10363
12/31/2005	7396	11195
06/30/2006	7957	11874
12/31/2006	9290	12689
06/30/2007	10657	13873
12/31/2007	10648	13583
06/30/2008	8322	12370
12/31/2008	5571	8348
06/30/2009	6853	9296
12/31/2009	8398	11226
06/30/2010	8390	10966
12/31/2010	10920	14491

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price to book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	97.3
Money Market Funds Less Net Liabilities	2.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Ritchie Bros Auctioneers, Inc.	2.3
2.	World Fuel Services Corp.	2.3
3.	PSS World Medical, Inc.	2.1
4.	VistaPrint NV	2.1
5.	Dresser-Rand Group, Inc.	2.1
6.	Blackboard, Inc.	2.0
7.	MarketAxess Holdings., Inc.	2.0
8.	DG FastChannel, Inc.	1.9
9.	CoStar Group, Inc.	1.8
10.	National CineMedia, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	24.8
Health Care	19.1
Industrials	18.1
Consumer Discretionary	15.5
Financials	8.4
Energy	6.4
Materials	2.6
Telecommunication Services	1.5
Consumer Staples	0.9

97.3

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 97.3%		Shares	Value

CONSUMER DISCRETIONARY – 15.5%
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	4,060	$169,464
Jarden Corp. (Household Durables)		10,732	331,297
SodaStream International Ltd. (Household Durables)	(a)	4,975	157,111
Polaris Industries, Inc. (Leisure Equip. & Products)		5,525	431,061
IMAX Corp. (Media)	(a)	11,582	324,875
Lions Gate Entertainment Corp. (Media)	(a)	21,411	139,386
National CineMedia, Inc. (Media)		28,790	573,209
Gordmans Stores, Inc. (Multiline Retail)	(a)	14,040	235,310
Hibbett Sports, Inc. (Specialty Retail)	(a)	8,880	327,672
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	16,855	419,858
Tractor Supply Co. (Specialty Retail)		5,500	266,695
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	(a)	15,485	456,962
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	18,595	442,003
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	2,720	149,165
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		16,805	535,743

			4,959,811

CONSUMER STAPLES – 0.9%
Primo Water Corp. (Beverages)	(a)	20,920	297,273

ENERGY – 6.4%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	15,530	661,423
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,420	343,522
Targa Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	12,417	332,900
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		20,198	730,360

			2,068,205

FINANCIALS – 8.4%
Epoch Holding Corp. (Capital Markets)		16,832	261,401
Financial Engines, Inc. (Capital Markets)	(a)	11,647	230,960
FXCM, Inc. Class A (Capital Markets)	(a)	4,740	62,805
Gluskin Sheff + Associates, Inc. (Capital Markets)		10,400	217,456
Cash Store Financial Services, Inc. / The (Consumer Finance)		18,380	283,971
Credit Acceptance Corp. (Consumer Finance)	(a)	5,019	315,043
Netspend Holdings, Inc. (Consumer Finance)	(a)	14,815	189,928
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		30,225	628,982
MSCI, Inc. Class A (Diversified Financial Svs.)	(a)	8,046	313,472
Fox Chase Bancorp, Inc. (Thrifts & Mortgage Finance)	(a)	7,765	92,015
Northwest Bancshares, Inc. (Thrifts & Mortgage Finance)		7,925	93,198

			2,689,231

HEALTH CARE – 19.1%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	22,177	92,035
Incyte Corp Ltd. (Biotechnology)	(a)	13,115	217,184
Seattle Genetics, Inc. (Biotechnology)	(a)	10,775	161,086
Conceptus, Inc. (Health Care Equip. & Supplies)	(a)	21,080	290,904
Gen-Probe, Inc. (Health Care Equip. & Supplies)	(a)	9,735	568,037
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	6,055	530,236
Masimo Corp. (Health Care Equip. & Supplies)		5,020	145,931
NuVasive, Inc. (Health Care Equip. & Supplies)	(a)	14,395	369,232
Quidel Corp. (Health Care Equip. & Supplies)	(a)	11,800	170,510
Volcano Corp. (Health Care Equip. & Supplies)	(a)	6,165	168,366
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	12,785	283,571
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	8,322	386,890
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	8,680	160,406
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	2,503	162,119
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	6,310	398,477
PSS World Medical, Inc. (Health Care Providers & Svs.)	(a)	29,902	675,785
athenahealth, Inc. (Health Care Technology)	(a)	9,994	409,554
Omnicell, Inc. (Health Care Technology)	(a)	11,665	168,559
SXC Health Solutions Corp. (Health Care Technology)	(a)	7,918	339,366
Techne Corp. (Life Sciences Tools & Svs.)		6,417	421,404

			6,119,652

INDUSTRIALS – 18.1%
TransDigm Group, Inc. (Aerospace & Defense)	(a)	4,575	329,446
HUB Group, Inc. Class A (Air Freight & Logistics)	(a)	9,230	324,342
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	4,440	373,315
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		32,206	742,348
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	24,370	460,349
Barnes Group, Inc. (Machinery)		17,643	364,681
Wabtec Corp. (Machinery)		9,368	495,474
Horizon Lines, Inc. Class A (Marine)		35,343	154,449
CoStar Group, Inc. (Professional Svs.)	(a)	10,198	586,997
Resources Connection, Inc. (Professional Svs.)		23,877	443,873
Landstar System, Inc. (Road & Rail)		7,840	320,970
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	12,213	390,694
Rush Enterprises, Inc. Class B (Trading Companies & Distributors)	(a)	17,044	308,667
WESCO International, Inc. (Trading Companies & Distributors)	(a)	9,680	511,104

			5,806,709

INFORMATION TECHNOLOGY – 24.8%
DG FastChannel, Inc. (Communications Equip.)	(a)	21,092	609,137
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	8,630	423,302
Envestnet, Inc. (Internet Software & Svs.)	(a)	11,685	199,346
IntraLinks Holdings, Inc. (Internet Software & Svs.)	(a)	7,330	137,144
LivePerson, Inc. (Internet Software & Svs.)	(a)	31,690	358,097
NIC, Inc. (Internet Software & Svs.)		19,658	190,879
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	10,550	331,376
VistaPrint NV (Internet Software & Svs.)	(a)	14,665	674,590
Vocus, Inc. (Internet Software & Svs.)	(a)	18,387	508,584
Cardtronics, Inc. (IT Svs.)	(a)	18,975	335,858
Euronet Worldwide, Inc. (IT Svs.)	(a)	27,010	471,054
Gartner, Inc. (IT Svs.)	(a)	9,630	319,716
Ceva, Inc. (Semiconductors & Equip.)	(a)	22,046	451,943
Blackboard, Inc. (Software)	(a)	15,463	638,622
Concur Technologies, Inc. (Software)	(a)	2,986	155,063
Convio, Inc. (Software)	(a)	32,261	267,121
MICROS Systems, Inc. (Software)	(a)	9,625	422,153
MicroStrategy, Inc. Class A (Software)	(a)	3,420	292,307
RealD, Inc. (Software)	(a)	12,750	330,480
RealPage, Inc. (Software)	(a)	5,305	164,084
SS&C Technologies Holdings, Inc. (Software)	(a)	14,925	306,112
Tyler Technologies, Inc. (Software)	(a)	8,886	184,473
Ultimate Software Group, Inc. (Software)	(a)	4,097	199,237

			7,970,678

MATERIALS – 2.6%
Intrepid Potash, Inc. (Chemicals)	(a)	12,205	455,125
Nalco Holding Co. (Chemicals)		12,133	387,528

			842,653

TELECOMMUNICATION SERVICES – 1.5%
inContact, Inc. (Diversified Telecom. Svs.)	(a)	29,223	95,851
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	9,506	389,176

			485,027

Total Common Stocks (Cost $24,998,513)			$31,239,239

(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2010

Money Market Funds – 2.8%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		906,000	$906,000

Total Money Market Funds (Cost $906,000)			$906,000

Total Investments – 100.1% (Cost $25,904,513)	(b)		$32,145,239
Liabilities in Excess of Other Assets – (0.1)%			(45,804)

Net Assets – 100.0%			$32,099,435

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

 Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	19.60%
Five years	1.16%
Ten years	2.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Mid Cap Opportunity Portfolio returned 19.60% versus 26.38% for the current benchmark, the Russell Midcap Growth Index.

U.S. equities capped 2010 on a note of optimism, as the S&P 500 Index returned 6.68% in December, lifting its year-to-date return to 15.06%. For the year, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. As a result, the Consumer Discretionary sector, particularly automotive-related stocks, and the Industrials and Materials sectors outperformed. More defensive sectors, such as Utilities and Health Care, lagged for the full year. The U.S. equity market significantly outperformed the MSCI World Index average of 9.6% in U.S. dollar terms, as investors gained confidence in the economic recovery. Recent positive data points included robust retail sales figures and strong increases in purchasing and manufacturing. U.S. markets also reflected confidence in continued accommodative monetary and fiscal policy, most recently evidenced by the extension of tax cuts. Consistent with investor optimism and preference for cyclical exposure, small- and mid-cap stocks, as well as growth stocks, on average, significantly outperformed the broader market during the year.

The Portfolio delivered strong absolute returns but underperformed the Russell Midcap Growth Index. Weakness in select Information Technology and Industrials holdings detracted from relative performance, while positive stock selection in Energy and an underweight in the Utilities sector contributed to relative returns.

Netflix.com was the top contributor to performance during the year. The company has continued to add subscribers, driven predominantly by its “watch instantly” service that can stream movies and TV shows from the Internet directly to subscribers’ computers. Currently, the service is available to stream content via a Roku receiver box and Sony’s BRAVIA line of Internet-capable, high-definition televisions, as well as the Microsoft Xbox 360, Sony Playstation 3, and Nintendo Wii video game consoles. While we maintain our conviction in the fundamentals of the business, we believed the stock had reached full valuation and subsequently sold out of the position in August.(1)

CB Richard Ellis Group, Inc., the world’s leading commercial real estate services firm, contributed to relative performance after reporting earnings that exceeded expectations. The results were driven by strong revenues in property sales and leasing, as well as cost reductions during the recent downturn which resulted in significant operating leverage. We continue to have conviction in the company given the strength of its franchise, its service-oriented business model, and its strong management team.(1)

Within the Energy sector, Whiting Petroleum Corp. was a top contributor to performance. Its share price increased as the company reported strong drilling results in a number of new wells and maintained discipline on expenses. We believe the company’s expertise in Efficient Oil Recovery (EOR) techniques provides a competitive advantage and allows Whiting Petroleum Corp. to sustain production growth.(1)

Also in Energy, Core Laboratories NV contributed to performance. The company provides field analytics to the oil and gas industry, including fracturing analysis and simulation technologies used to determine the quality and size of natural gas formations. Its shares rose after regulations were passed in the U.S. Congress that would increase the regulation of fracturing in the U.S., which raises the importance of effective pre-fracturing analysis. In our view, the company is a leader in these services and would continue to benefit from the growth in the U.S. natural gas exploration industry.(1)

Industrial tool manufacturer Kennametal, Inc. contributed to performance after the company reported earnings that were above expectations and subsequently raised full year guidance. The company executed well in 2010, as order rates remained strong and the company is tracking its long term growth objectives. We continue to believe Kennametal, Inc. has an excellent management team and attractive growth opportunities but, given the volatility in the name, we decided to trim the position for risk management purposes.(1)

FormFactor, Inc. was a top detractor from performance. The company designs and manufactures wafer probe cards that are used for testing semiconductor chips. While its revenue generation has been consistent with market expectations, shares of the company traded down on concerns that higher than expected supply chain costs would push margins to fall below consensus expectations. Due to these near-term challenges, the company has reorganized its management team in order to return FormFactor, Inc. to profitability. While, in our view, the company possesses a sufficient level of cash to engineer a turnaround and reduce its long term cost structure, we believe a full recovery may take longer than we previously estimated. We, therefore, decided to exit the position in favor of higher conviction names.(1)

Electronic payments processor, Global Payments, Inc., detracted from performance. Although the company reported earnings that were above expectations, revenues from Canada, an important geography for Global Payments, Inc., were weak. In addition, the company provided lower guidance for fiscal year 2010 than previously anticipated. On the positive side, U.S. sales have stabilized after the recent economic downturn and there was strong growth in payment volumes from the company’s operations in Asia. We continue to have significant conviction in Global Payments, Inc., which we believe can utilize its solid balance sheet to continue its growth internationally. We added to our position on the price weakness.(1)

Data center services company Equinix, Inc. detracted from performance as the company’s disappointing third quarter earnings

(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

weighed on its shares. In October, Equinix pre-announced third quarter and full year 2010 revenue that fell short of expectations, as the company is believed to have made pricing concessions to retain key customers. While it may take time for investors to regain confidence in the company, we continue to believe that the key long-term, secular growth drivers behind our original investment thesis, including cloud computing, mobile data, and video, are still in place.(1)

People’s United Financial, Inc. detracted from performance. While the company has begun to utilize its excess capital by acquiring several smaller banks, its shares were down as the bank has yet to complete any deals of significant size. In our view, the bank is well-capitalized with high quality assets as a result of strong management practices and the recent small acquisitions can allow it to build out its geographic footprint. We believe People’s United Financial, Inc. will be able to continue this trend and acquire attractive assets at depressed prices.(1)

In the Consumer Discretionary sector, Staples, Inc., an office supply company, detracted from relative returns. The company remains focused on cost cutting, gaining market share from competitors, and expanding its geographic footprint in less saturated markets. Staples, Inc. continues to make investments in new business processes that should strengthen its brand and position it for growth over the long-term. We believe Staples, Inc. should also benefit from pent-up demand given the drawdown of inventory in its corporate client base. We expect that normalization in inventory drawdown should generate demand growth.(1)

During the year, we initiated a position in semiconductor chip company Xilinx, Inc. It is a leader in programmable logic devices (PLDs), which are used by customers around the world in a variety of industries including automotive, broadcast, consumer, medical, and military. The company meets our investment criteria for its dominant market position and competitive edge in PLDs. In our view, Xilinx, Inc. should benefit from the secular trend of PLDs taking share from application-specific integrated circuits (ASICs), an alternative semiconductor chip. We believe the addressable market for PLDs should continue to expand as they can offer significant benefits such as lower development costs, shorter development time, and upgradability. Xilinx, Inc. operates in a duopoly in the PLD space, which provides pricing power, and its low fixed costs enable it to generate significant free cash flow. Furthermore, we believe the company’s innovative software serves as a barrier to entry.(1)

In 2010, we initiated a position in SBA Communications Corp. The company is a wireless tower owner and operator that licenses antennae space on its towers to wireless service providers. We believe the company’s business model is attractive with long-term leases and fixed annual lease escalators that provide transparency and predictability to revenue and earnings growth. As demand for mobile content grows, we believe tower leasing should increase as wireless carriers are required to add capacity in order to support increased usage, network upgrades and improved coverage.(1)

We exited our position in American Tower Corp. The company has been a long term holding in the Portfolio and has been a strong performer over its history. Currently, we believe that given its larger market capitalization, it is no longer suitable for a mid-cap portfolio.(1)

We exited our position in Biogen Idec as shares have meaningfully appreciated since our initial purchase. Our original investment thesis was based on the belief that the market did not fully appreciate Biogen Idec’s true earnings potential as the company was overspending on research and development. Recently, Biogen Idec announced a significant reduction in spending, yielding higher earnings power and the stock rallied on the news. Consequently, we decided to exit our position in Biogen Idec as we believed the gap between the company’s intrinsic value and stock price had narrowed.(1)

Equity markets rallied strongly during the fourth quarter, extending gains that began in early September. Additionally, stock price momentum became a growing trend and investors’ appetite for equities increased, as noted in retail mutual fund flows. We are encouraged that the global economy appears to have entered its next chapter of recovery and a hand-off from government subsidized stimulus to a more self-sustainable stage lead by healthy corporate spending and consumer participation has begun. Recent tax policies out of Washington are also helpful in increasing confidence and helping create some needed visibility into the future so that longer-term investment plans can be put in place. We remain optimistic on corporate profits, predominantly driven by top line rather than margin expansion. We have seen, and expect to continue to see, more in the way of strategic mergers and acquisitions, private equity transactions, and corporate buybacks; giving us a good backdrop for demand for equities. However, we believe that the need to pick the right stocks in the coming year will increase as not all companies will be beneficiaries of these trends. Greater differentiation between stocks will continue as correlations decline from their 2010 highs, in our view.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

	Mid Cap	Russell Midcap
	Opportunity Portfolio	Growth Index
12/31/2000	10000	10000
06/30/2001	9851	8704
12/31/2001	8717	7985
06/30/2002	7204	6412
12/31/2002	6483	5797
06/30/2003	7718	6883
12/31/2003	9487	8272
06/30/2004	9984	8764
12/31/2004	10773	9553
06/30/2005	10733	9716
12/31/2005	11849	10709
06/30/2006	12454	10983
12/31/2006	12992	11850
06/30/2007	14898	13149
12/31/2007	15313	13204
06/30/2008	13019	12305
12/31/2008	7459	7351
06/30/2009	8201	8573
12/31/2009	10488	10754
06/30/2010	9943	10398
12/31/2010	12543	13592

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	96.8
Money Market Funds Less Net Liabilities	3.2

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	St. Jude Medical, Inc.	2.6
2.	Global Payments, Inc.	2.5
3.	Xilinx, Inc.	2.4
4.	SBA Communications Corp. Class A	2.4
5.	Cameron International Corp.	2.2
6.	PetSmart, Inc.	2.2
7.	Polo Ralph Lauren Corp.	2.1
8.	Staples, Inc.	2.1
9.	Northern Trust Corp.	2.1
10.	Avon Products, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	22.2
Consumer Discretionary	19.2
Financials	14.5
Industrials	13.0
Energy	9.3
Health Care	9.1
Telecommunication Services	5.0
Materials	2.5
Consumer Staples	2.0

96.8

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 96.8%		Shares	Value

CONSUMER DISCRETIONARY – 19.2%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	19,443	$1,097,363
Newell Rubbermaid, Inc. (Household Durables)		71,673	1,303,015
Lamar Advertising Co. Class A (Media)	(a)	28,256	1,125,719
Advance Auto Parts, Inc. (Specialty Retail)		10,214	675,656
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	26,677	1,311,175
Dick’s Sporting Goods, Inc. (Specialty Retail)	(a)	21,226	795,975
GameStop Corp. Class A (Specialty Retail)	(a)	57,562	1,317,019
PetSmart, Inc. (Specialty Retail)		38,541	1,534,703
Staples, Inc. (Specialty Retail)		65,407	1,489,317
Phillips-Van Heusen Corp. (Textiles, Apparel & Luxury Goods)		20,970	1,321,320
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		13,609	1,509,510

			13,480,771

CONSUMER STAPLES – 2.0%
Avon Products, Inc. (Personal Products)		49,468	1,437,540

ENERGY – 9.3%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	30,963	1,570,753
Core Laboratories NV (Energy Equip. & Svs.)		10,475	932,799
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	13,730	1,067,096
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	29,498	538,339
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	35,571	1,331,423
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	9,243	1,083,187

			6,523,596

FINANCIALS – 14.5%
Affiliated Managers Group, Inc. (Capital Markets)	(a)	3,473	344,591
Lazard Ltd. Class A (Capital Markets)		27,980	1,104,930
Northern Trust Corp. (Capital Markets)		26,267	1,455,454
TD Ameritrade Holding Corp. (Capital Markets)		67,362	1,279,204
First Republic Bank (Commercial Banks)	(a)	20,345	592,446
SLM Corp. (Consumer Finance)	(a)	83,457	1,050,724
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	11,872	1,414,549
Principal Financial Group, Inc. (Insurance)		16,031	521,969
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	68,949	1,412,076
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		74,292	1,040,831

			10,216,775

HEALTH CARE – 9.1%
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	40,787	1,048,226
C.R. Bard, Inc. (Health Care Equip. & Supplies)		14,688	1,347,918
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,858	478,900
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	42,955	1,836,326
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	19,313	1,185,625
Emdeon, Inc. Class A (Health Care Technology)	(a)	39,473	534,464

			6,431,459

INDUSTRIALS – 13.0%
Alliant Techsystems, Inc. (Aerospace & Defense)	(a)	12,862	957,319
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	21,361	677,357
Raytheon Co. (Aerospace & Defense)		17,079	791,441
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		6,134	491,885
Iron Mountain, Inc. (Commercial Svs. & Supplies)		55,240	1,381,552
Quanta Services, Inc. (Construction & Engineering)	(a)	56,464	1,124,763
Rockwell Automation, Inc. (Electrical Equip.)		6,802	487,771
Roper Industries, Inc. (Electrical Equip.)		10,889	832,246
Kennametal, Inc. (Machinery)		28,363	1,119,204
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	37,629	1,282,396

			9,145,936

INFORMATION TECHNOLOGY – 22.2%
NetApp, Inc. (Computers & Peripherals)	(a)	18,830	1,034,897
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		27,084	1,429,494
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	36,024	1,071,714
Equinix, Inc. (Internet Software & Svs.)	(a)	10,807	878,177
GSI Commerce, Inc. (Internet Software & Svs.)	(a)	17,598	408,274
FleetCor Technologies, Inc. (IT Svs.)	(a)	10,352	320,084
Genpact Ltd. (IT Svs.)	(a)	26,257	399,106
Global Payments, Inc. (IT Svs.)		38,386	1,773,817
VeriFone Systems, Inc. (IT Svs.)	(a)	13,991	539,493
Western Union Co. / The (IT Svs.)		46,932	871,527
Altera Corp. (Semiconductors & Equip.)		19,014	676,518
Broadcom Corp. Class A (Semiconductors & Equip.)		15,267	664,878
Linear Technology Corp. (Semiconductors & Equip.)		19,848	686,542
Xilinx, Inc. (Semiconductors & Equip.)		59,300	1,718,514
Citrix Systems, Inc. (Software)	(a)	16,372	1,120,009
RealD, Inc. (Software)	(a)	22,688	588,073
Salesforce.com, Inc. (Software)	(a)	7,274	960,168
SuccessFactors, Inc. (Software)	(a)	15,465	447,866

			15,589,150

MATERIALS – 2.5%
Ecolab, Inc. (Chemicals)		25,232	1,272,197
Schweitzer-Mauduit International, Inc. (Paper & Forest Products)		7,945	499,899

			1,772,097

TELECOMMUNICATION SERVICES – 5.0%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	55,969	954,271
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	20,537	900,137
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	41,075	1,681,611

			3,536,019

Total Common Stocks (Cost $58,534,683)			$68,133,342

Money Market Funds – 3.5%		Shares	Value

Fidelity Institutional Money Market Funds
Prime Money Market Portfolio – Class I		2,488,000	$2,488,000

Total Money Market Funds (Cost $2,488,000)			$2,488,000

Total Investments – 100.3% (Cost $61,022,683)	(b)		$70,621,342
Liabilities in Excess of Other Assets – (0.3)%			(253,899)

Net Assets – 100.0%			$70,367,443

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	S&P 500® Index Portfolio

 Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	14.45%
Five years	1.81%
Ten years	0.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the S&P 500® Index Portfolio returned 14.45% versus 15.06% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for 2010 were Apple, Inc., Citigroup, Inc., General Electric Co., Chevron Corp., and Schlumberger Ltd. The largest detractors for the index in 2010 were Hewlett-Packard Co., Microsoft Corp., Cisco Systems, Inc., Bank of America Corp., and Abbott Laboratories.

2010 turned out to be a pretty good year for stocks. U.S. equity indexes had double digit returns, rallying the last several months of the year. This was due to the economy stabilizing, and the Federal Reserve’s continued stance on stimulative policies such as quantitative easing.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

 Change in Value of $10,000 Investment

	S&P 500ﬁ	S&P 500ﬁ
	Index Portfolio	Index
06/30/2000	10000	10000
12/31/2000	8986	9128
06/30/2001	8312	8517
12/31/2001	7787	8043
06/30/2002	6713	6985
12/31/2002	6026	6266
06/30/2003	6715	7002
12/31/2003	7704	8063
06/30/2004	7952	8341
12/31/2004	8498	8940
06/30/2005	8416	8868
12/31/2005	8877	9380
06/30/2006	9103	9633
12/31/2006	10235	10861
06/30/2007	10926	11617
12/31/2007	10753	11458
06/30/2008	9458	10093
12/31/2008	6742	7219
06/30/2009	6943	7447
12/31/2009	8484	9129
06/30/2010	7903	8521

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.7
Exchange Traded Funds	1.0
Commercial Paper and Other Net Assets	0.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Exxon Mobil Corp.	3.2
2.	Apple, Inc.	2.6
3.	Microsoft Corp.	1.8
4.	General Electric Co.	1.7
5.	Chevron Corp.	1.6
6.	International Business Machines Corp.	1.6
7.	Procter & Gamble Co. / The	1.6
8.	AT&T, Inc.	1.5
9.	Johnson & Johnson	1.5
10.	JPMorgan Chase & Co.	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	18.4
Financials	15.8
Energy	11.9
Industrials	10.8
Health Care	10.8
Consumer Discretionary	10.5
Consumer Staples	10.5
Materials	3.7
Utilities	3.3
Telecommunication Services	3.0

98.7

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.7%		Shares	Value

CONSUMER DISCRETIONARY – 10.5%
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,700	$43,845
Johnson Controls, Inc. (Auto Components)		10,300	393,460
Ford Motor Co. (Automobiles)	(a)	57,087	958,491
Harley-Davidson, Inc. (Automobiles)		3,600	124,812
Genuine Parts Co. (Distributors)		2,400	123,216
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	1,900	75,031
DeVry, Inc. (Diversified Consumer Svs.)		900	43,182
H&R Block, Inc. (Diversified Consumer Svs.)		4,700	55,977
Carnival Corp. (Hotels, Restaurants & Leisure)		6,600	304,326
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,100	97,524
International Game Technology (Hotels, Restaurants & Leisure)		4,500	79,605
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,346	180,533
McDonald’s Corp. (Hotels, Restaurants & Leisure)		16,100	1,235,836
Starbucks Corp. (Hotels, Restaurants & Leisure)		11,300	363,069
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		2,900	176,262
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,660	79,694
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,200	124,608
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,100	348,255
D.R. Horton, Inc. (Household Durables)		4,300	51,299
Fortune Brands, Inc. (Household Durables)		2,300	138,575
Harman International Industries, Inc. (Household Durables)	(a)	1,100	50,930
Leggett & Platt, Inc. (Household Durables)		2,200	50,072
Lennar Corp. Class A (Household Durables)		2,400	45,000
Newell Rubbermaid, Inc. (Household Durables)		4,400	79,992
Pulte Group, Inc. (Household Durables)	(a)	5,150	38,728
Stanley Black & Decker, Inc. (Household Durables)		2,547	170,318
Whirlpool Corp. (Household Durables)		1,155	102,599
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,400	972,000
Expedia, Inc. (Internet & Catalog Retail)		3,100	77,779
NetFlix, Inc. (Internet & Catalog Retail)	(a)	700	122,990
priceline.com, Inc. (Internet & Catalog Retail)	(a)	750	299,662
Hasbro, Inc. (Leisure Equip. & Products)		2,100	99,078
Mattel, Inc. (Leisure Equip. & Products)		5,500	139,865
Cablevision Systems Corp. Class A (Media)		3,700	125,208
CBS Corp. Class B (Media)		10,350	197,167
Comcast Corp. Class A (Media)		42,453	932,692
DIRECTV Class A (Media)	(a)	12,700	507,111
Discovery Communications, Inc. Class A (Media)	(a)	4,300	179,310
Gannett Co., Inc. (Media)		3,600	54,324
Interpublic Group of Cos., Inc. / The (Media)	(a)	7,423	78,832
McGraw-Hill Cos., Inc. / The (Media)		4,700	171,127
Meredith Corp. (Media)		600	20,790
News Corp. Class A (Media)		34,800	506,688
Omnicom Group, Inc. (Media)		4,600	210,680
Scripps Networks Interactive, Inc. Class A (Media)		1,400	72,450
Time Warner Cable, Inc. (Media)		5,432	358,675
Time Warner, Inc. (Media)		16,866	542,579
Viacom, Inc. Class B (Media)		9,250	366,392
Walt Disney Co. / The (Media)		28,800	1,080,288
Washington Post Co. / The Class B (Media)		100	43,950
Big Lots, Inc. (Multiline Retail)	(a)	1,200	36,552
Family Dollar Stores, Inc. (Multiline Retail)		1,900	94,449
J.C. Penney Co., Inc. (Multiline Retail)		3,600	116,316
Kohl’s Corp. (Multiline Retail)	(a)	4,500	244,530
Macy’s, Inc. (Multiline Retail)		6,476	163,843
Nordstrom, Inc. (Multiline Retail)		2,600	110,188
Sears Holdings Corp. (Multiline Retail)	(a)	701	51,699
Target Corp. (Multiline Retail)		10,800	649,404
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,300	74,919
AutoNation, Inc. (Specialty Retail)	(a)	1,000	28,200
AutoZone, Inc. (Specialty Retail)	(a)	400	109,036
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,900	191,685
Best Buy Co., Inc. (Specialty Retail)		5,075	174,022
CarMax, Inc. (Specialty Retail)	(a)	3,400	108,392
GameStop Corp. Class A (Specialty Retail)	(a)	2,300	52,624
Gap, Inc. / The (Specialty Retail)		6,650	147,231
Home Depot, Inc. (Specialty Retail)		24,900	872,994
Lowe’s Cos., Inc. (Specialty Retail)		21,000	526,680
Limited Brands, Inc. (Specialty Retail)		4,000	122,920
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,100	126,882
RadioShack Corp. (Specialty Retail)		1,700	31,433
Ross Stores, Inc. (Specialty Retail)		1,800	113,850
Staples, Inc. (Specialty Retail)		11,000	250,470
Tiffany & Co. (Specialty Retail)		1,900	118,313
TJX Cos., Inc. (Specialty Retail)		6,000	266,340
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,000	71,620
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,500	248,895
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		5,800	495,436
Polo Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	110,920
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,300	112,034

			18,516,753

CONSUMER STAPLES – 10.5%
Brown-Forman Corp. Class B (Beverages)		1,550	107,911
Coca-Cola Co. / The (Beverages)		35,400	2,328,258
Coca-Cola Enterprises, Inc. (Beverages)		5,200	130,156
Constellation Brands, Inc. Class A (Beverages)	(a)	2,700	59,805
Dr Pepper Snapple Group, Inc. (Beverages)		3,500	123,060
Molson Coors Brewing Co. Class B (Beverages)		2,400	120,456
PepsiCo, Inc. (Beverages)		24,147	1,577,524
Costco Wholesale Corp. (Food & Staples Retailing)		6,600	476,586
CVS Caremark Corp. (Food & Staples Retailing)		20,720	720,434
Kroger Co. / The (Food & Staples Retailing)		9,700	216,892
Safeway, Inc. (Food & Staples Retailing)		5,700	128,193
SUPERVALU, Inc. (Food & Staples Retailing)		3,219	30,999
Sysco Corp. (Food & Staples Retailing)		8,900	261,660
Walgreen Co. (Food & Staples Retailing)		14,100	549,336
Wal-Mart Stores, Inc. (Food & Staples Retailing)		29,800	1,607,114
Whole Foods Market, Inc. (Food & Staples Retailing)	(a)	2,200	111,298
Archer-Daniels-Midland Co. (Food Products)		9,750	293,280
Campbell Soup Co. (Food Products)		2,900	100,775
ConAgra Foods, Inc. (Food Products)		6,700	151,286
Dean Foods Co. (Food Products)	(a)	2,800	24,752
General Mills, Inc. (Food Products)		9,700	345,223
Hershey Co. / The (Food Products)		2,400	113,160
H.J. Heinz Co. (Food Products)		4,900	242,354
Hormel Foods Corp. (Food Products)		1,100	56,386
J.M. Smucker Co. / The (Food Products)		1,800	118,170
Kellogg Co. (Food Products)		3,900	199,212
Kraft Foods, Inc. Class A (Food Products)		26,576	837,410
McCormick & Co., Inc. (Food Products)		2,000	93,060
Mead Johnson Nutrition Co. (Food Products)		3,151	196,150
Sara Lee Corp. (Food Products)		9,700	169,847
Tyson Foods, Inc. Class A (Food Products)		4,500	77,490
Clorox Co. (Household Products)		2,100	132,888
Colgate-Palmolive Co. (Household Products)		7,300	586,701
Kimberly-Clark Corp. (Household Products)		6,200	390,848
Procter & Gamble Co. / The (Household Products)		42,622	2,741,873
Avon Products, Inc. (Personal Products)		6,500	188,890
Estee Lauder Cos., Inc. / The Class A (Personal Products)		1,700	137,190
Altria Group, Inc. (Tobacco)		31,800	782,916

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

CONSUMER STAPLES (continued)
Lorillard, Inc. (Tobacco)		2,297	$188,492
Philip Morris International, Inc. (Tobacco)		27,600	1,615,428
Reynolds American, Inc. (Tobacco)		5,100	166,362

			18,499,825

ENERGY – 11.9%
Baker Hughes, Inc. (Energy Equip. & Svs.)		6,541	373,949
Cameron International Corp. (Energy Equip. & Svs.)	(a)	3,700	187,701
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,100	73,557
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	1,800	160,038
Halliburton Co. (Energy Equip. & Svs.)		13,800	563,454
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,600	77,568
Nabors Industries Ltd. (Energy Equip. & Svs.)	(a)	4,300	100,878
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,400	430,400
Rowan Cos., Inc. (Energy Equip. & Svs.)	(a)	1,900	66,329
Schlumberger Ltd. (Energy Equip. & Svs.)		20,747	1,732,374
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,500	571,200
Apache Corp. (Oil, Gas & Consumable Fuels)		5,772	688,196
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		1,600	60,560
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		10,000	259,100
Chevron Corp. (Oil, Gas & Consumable Fuels)		30,638	2,795,717
ConocoPhillips (Oil, Gas & Consumable Fuels)		22,400	1,525,440
Consol Energy, Inc. (Oil, Gas & Consumable Fuels)		3,400	165,716
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,100	116,449
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,600	518,166
El Paso Corp. (Oil, Gas & Consumable Fuels)		10,700	147,232
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3,900	356,499
EQT Corp. (Oil, Gas & Consumable Fuels)		2,300	103,132
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		76,764	5,612,984
Hess Corp. (Oil, Gas & Consumable Fuels)		4,500	344,430
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		10,820	400,665
Massey Energy Co. (Oil, Gas & Consumable Fuels)		1,600	85,840
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	216,195
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,000	144,220
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		2,700	232,416
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,400	1,216,440
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,100	262,318
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		1,800	156,276
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,700	98,037
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,400	107,952
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,300	198,379
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		9,918	247,851
Sunoco, Inc. (Oil, Gas & Consumable Fuels)		1,800	72,558
Tesoro Corp. (Oil, Gas & Consumable Fuels)	(a)	2,200	40,788
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,600	198,832
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		8,900	220,008

			20,929,844

FINANCIALS – 15.8%
Ameriprise Financial, Inc. (Capital Markets)		3,780	217,539
Bank of New York Mellon Corp. / The (Capital Markets)		18,911	571,112
Charles Schwab Corp. / The (Capital Markets)		15,100	258,361
E*Trade Financial Corp. (Capital Markets)	(a)	2,990	47,840
Federated Investors, Inc. Class B (Capital Markets)		1,400	36,638
Franklin Resources, Inc. (Capital Markets)		2,200	244,662
Goldman Sachs Group, Inc. / The (Capital Markets)		7,750	1,303,240
Invesco Ltd. (Capital Markets)		7,000	168,420
Janus Capital Group, Inc. (Capital Markets)		2,800	36,316
Legg Mason, Inc. (Capital Markets)		2,300	83,421
Morgan Stanley (Capital Markets)		23,000	625,830
Northern Trust Corp. (Capital Markets)		3,700	205,017
State Street Corp. (Capital Markets)		7,600	352,184
T. Rowe Price Group, Inc. (Capital Markets)		3,900	251,706
BB&T Corp. (Commercial Banks)		10,600	278,674
Comerica, Inc. (Commercial Banks)		2,700	114,048
Fifth Third Bancorp (Commercial Banks)		12,150	178,362
First Horizon National Corp. (Commercial Banks)	(a)	3,564	41,989
Huntington Bancshares, Inc. (Commercial Banks)		12,900	88,623
KeyCorp (Commercial Banks)		13,400	118,590
M&T Bank Corp. (Commercial Banks)		1,800	156,690
Marshall & Ilsley Corp. (Commercial Banks)		8,000	55,360
PNC Financial Services Group, Inc. (Commercial Banks)		8,042	488,310
Regions Financial Corp. (Commercial Banks)		19,075	133,525
SunTrust Banks, Inc. (Commercial Banks)		7,600	224,276
U.S. Bancorp (Commercial Banks)		29,190	787,254
Wells Fargo & Co. (Commercial Banks)		79,913	2,476,504
Zions Bancorporation (Commercial Banks)		2,700	65,421
American Express Co. (Consumer Finance)		15,900	682,428
Capital One Financial Corp. (Consumer Finance)		6,973	296,771
Discover Financial Services (Consumer Finance)		8,250	152,872
SLM Corp. (Consumer Finance)	(a)	7,400	93,166
Bank of America Corp. (Diversified Financial Svs.)		153,527	2,048,050
Citigroup, Inc. (Diversified Financial Svs.)	(a)	442,269	2,091,932
CME Group, Inc. (Diversified Financial Svs.)		1,025	329,794
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,100	131,065
JPMorgan Chase & Co. (Diversified Financial Svs.)		59,543	2,525,814
Leucadia National Corp. (Diversified Financial Svs.)		3,000	87,540
Moody’s Corp. (Diversified Financial Svs.)		3,100	82,274
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	2,100	49,791
NYSE Euronext (Diversified Financial Svs.)		4,000	119,920
ACE Ltd. (Insurance)		5,200	323,700
Aflac, Inc. (Insurance)		7,200	406,296
Allstate Corp. / The (Insurance)		8,200	261,416
American International Group, Inc. (Insurance)	(a)	2,095	120,714
AON Corp. (Insurance)		5,000	230,050
Assurant, Inc. (Insurance)		1,600	61,632
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	26,391	2,114,183
Chubb Corp. (Insurance)		4,600	274,344
Cincinnati Financial Corp. (Insurance)		2,466	78,148
Genworth Financial, Inc. Class A (Insurance)	(a)	7,500	98,550
Hartford Financial Services Group, Inc. (Insurance)		6,800	180,132
Lincoln National Corp. (Insurance)		4,786	133,099
Loews Corp. (Insurance)		4,861	189,142
Marsh & McLennan Cos., Inc. (Insurance)		8,300	226,922
MetLife, Inc. (Insurance)		13,800	613,272
Principal Financial Group, Inc. (Insurance)		4,900	159,544
Progressive Corp. / The (Insurance)		10,100	200,687
Prudential Financial, Inc. (Insurance)		7,400	434,454
Torchmark Corp. (Insurance)		1,200	71,688
Travelers Cos., Inc. / The (Insurance)		6,959	387,686
Unum Group (Insurance)		4,800	116,256
XL Group Plc (Insurance)		4,900	106,918

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

FINANCIALS (continued)
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		1,773	$45,814
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,331	149,804
Boston Properties, Inc. (Real Estate Investment Trusts)		2,100	180,810
Equity Residential (Real Estate Investment Trusts)		4,300	223,385
HCP, Inc. (Real Estate Investment Trusts)		5,500	202,345
Health Care REIT, Inc. (Real Estate Investment Trusts)		2,200	104,808
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		10,102	180,523
Kimco Realty Corp. (Real Estate Investment Trusts)		6,200	111,848
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,500	93,625
ProLogis (Real Estate Investment Trusts)		8,700	125,628
Public Storage (Real Estate Investment Trusts)		2,100	212,982
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,462	443,924
Ventas, Inc. (Real Estate Investment Trusts)		2,400	125,952
Vornado Realty Trust (Real Estate Investment Trusts)		2,493	207,742
Weyerhaeuser Co. (Real Estate Investment Trusts)		8,163	154,526
CB Richard Ellis Group, Inc. Class A (Real Estate Mgmt. & Development)	(a)	4,400	90,112
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		8,000	101,920
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,600	78,456

			27,924,366

HEALTH CARE – 10.8%
Amgen, Inc. (Biotechnology)	(a)	14,406	790,889
Biogen Idec, Inc. (Biotechnology)	(a)	3,645	244,397
Celgene Corp. (Biotechnology)	(a)	7,200	425,808
Cephalon, Inc. (Biotechnology)	(a)	1,100	67,892
Genzyme Corp. (Biotechnology)	(a)	3,900	277,680
Gilead Sciences, Inc. (Biotechnology)	(a)	12,400	449,376
Baxter International, Inc. (Health Care Equip. & Supplies)		8,900	450,518
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,500	295,820
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	23,103	174,890
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,350	86,095
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,400	128,478
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,200	75,174
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	600	154,650
Medtronic, Inc. (Health Care Equip. & Supplies)		16,400	608,276
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	5,200	222,300
Stryker Corp. (Health Care Equip. & Supplies)		5,200	279,240
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,800	124,704
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)	(a)	2,970	159,430
Aetna, Inc. (Health Care Providers & Svs.)		6,100	186,111
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,200	143,304
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,300	203,043
CIGNA Corp. (Health Care Providers & Svs.)		4,100	150,306
Coventry Health Care, Inc. (Health Care Providers & Svs.)	(a)	2,300	60,720
DaVita, Inc. (Health Care Providers & Svs.)	(a)	1,500	104,235
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	8,000	432,400
Humana, Inc. (Health Care Providers & Svs.)	(a)	2,600	142,324
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,500	131,880
McKesson Corp. (Health Care Providers & Svs.)		3,900	274,482
Medco Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	6,476	396,785
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,500	45,945
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,200	118,734
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	7,350	49,171
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		16,700	603,037
WellPoint, Inc. (Health Care Providers & Svs.)	(a)	6,000	341,160
Cerner Corp. (Health Care Technology)	(a)	1,100	104,214
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)	(a)	5,300	219,579
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,817	156,343
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,800	46,476
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	(a)	6,100	337,696
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,400	108,794
Abbott Laboratories (Pharmaceuticals)		23,500	1,125,885
Allergan, Inc. (Pharmaceuticals)		4,700	322,749
Bristol-Myers Squibb Co. (Pharmaceuticals)		26,069	690,307
Eli Lilly & Co. (Pharmaceuticals)		15,400	539,616
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	4,300	137,514
Hospira, Inc. (Pharmaceuticals)	(a)	2,510	139,782
Johnson & Johnson (Pharmaceuticals)		41,800	2,585,330
Merck & Co., Inc. (Pharmaceuticals)		46,894	1,690,060
Mylan, Inc. (Pharmaceuticals)	(a)	6,600	139,458
Pfizer, Inc. (Pharmaceuticals)		121,910	2,134,644
Watson Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	1,900	98,135

			18,975,836

INDUSTRIALS – 10.8%
Boeing Co. / The (Aerospace & Defense)		11,200	730,912
General Dynamics Corp. (Aerospace & Defense)		5,800	411,568
Goodrich Corp. (Aerospace & Defense)		1,900	167,333
Honeywell International, Inc. (Aerospace & Defense)		11,900	632,604
ITT Corp. (Aerospace & Defense)		2,800	145,908
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,700	119,833
Lockheed Martin Corp. (Aerospace & Defense)		4,500	314,595
Northrop Grumman Corp. (Aerospace & Defense)		4,400	285,032
Precision Castparts Corp. (Aerospace & Defense)		2,200	306,262
Raytheon Co. (Aerospace & Defense)		5,500	254,870
Rockwell Collins, Inc. (Aerospace & Defense)		2,400	139,824
United Technologies Corp. (Aerospace & Defense)		14,100	1,109,952
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,500	200,475
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,200	174,720
FedEx Corp. (Air Freight & Logistics)		4,800	446,448
United Parcel Service, Inc. Class B (Air Freight & Logistics)		15,100	1,095,958
Southwest Airlines Co. (Airlines)		11,400	147,972
Masco Corp. (Building Products)		5,500	69,630
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,600	67,744
Cintas Corp. (Commercial Svs. & Supplies)		1,900	53,124
Iron Mountain, Inc. (Commercial Svs. & Supplies)		3,000	75,030
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,100	74,958

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

INDUSTRIALS (continued)
Republic Services, Inc. (Commercial Svs. & Supplies)		4,680	$139,745
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		3,100	54,157
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,300	105,196
Waste Management, Inc. (Commercial Svs. & Supplies)		7,200	265,464
Fluor Corp. (Construction & Engineering)		2,700	178,902
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	1,900	87,115
Quanta Services, Inc. (Construction & Engineering)	(a)	3,300	65,736
Emerson Electric Co. (Electrical Equip.)		11,500	657,455
Rockwell Automation, Inc. (Electrical Equip.)		2,200	157,762
Roper Industries, Inc. (Electrical Equip.)		1,400	107,002
3M Co. (Industrial Conglomerates)		10,900	940,670
General Electric Co. (Industrial Conglomerates)		162,200	2,966,638
Textron, Inc. (Industrial Conglomerates)		4,200	99,288
Tyco International Ltd. (Industrial Conglomerates)		7,500	310,800
Caterpillar, Inc. (Machinery)		9,700	908,502
Cummins, Inc. (Machinery)		3,000	330,030
Danaher Corp. (Machinery)		8,200	386,794
Deere & Co. (Machinery)		6,500	539,825
Dover Corp. (Machinery)		2,800	163,660
Eaton Corp. (Machinery)		2,600	263,926
Flowserve Corp. (Machinery)		800	95,376
Illinois Tool Works, Inc. (Machinery)		7,500	400,500
Ingersoll-Rand PLC (Machinery)		4,900	230,741
PACCAR, Inc. (Machinery)		5,512	316,499
Pall Corp. (Machinery)		1,800	89,244
Parker Hannifin Corp. (Machinery)		2,500	215,750
Snap-On, Inc. (Machinery)		900	50,922
Dun & Bradstreet Corp. (Professional Svs.)		800	65,672
Equifax, Inc. (Professional Svs.)		1,900	67,640
Robert Half International, Inc. (Professional Svs.)		2,200	67,320
CSX Corp. (Road & Rail)		5,700	368,277
Norfolk Southern Corp. (Road & Rail)		5,500	345,510
Ryder System, Inc. (Road & Rail)		800	42,112
Union Pacific Corp. (Road & Rail)		7,500	694,950
Fastenal Co. (Trading Companies & Distributors)		2,200	131,802
W.W. Grainger, Inc. (Trading Companies & Distributors)		900	124,299

			19,060,033

INFORMATION TECHNOLOGY – 18.4%
Cisco Systems, Inc. (Communications Equip.)	(a)	84,400	1,707,412
F5 Networks, Inc. (Communications Equip.)	(a)	1,200	156,192
Harris Corp. (Communications Equip.)		2,000	90,600
JDS Uniphase Corp. (Communications Equip.)	(a)	3,375	48,870
Juniper Networks, Inc. (Communications Equip.)	(a)	8,000	295,360
Motorola, Inc. (Communications Equip.)	(a)	35,800	324,706
QUALCOMM, Inc. (Communications Equip.)		24,600	1,217,454
Tellabs, Inc. (Communications Equip.)		5,600	37,968
Apple, Inc. (Computers & Peripherals)	(a)	13,950	4,499,712
Dell, Inc. (Computers & Peripherals)	(a)	25,600	346,880
EMC Corp. (Computers & Peripherals)	(a)	31,400	719,060
Hewlett-Packard Co. (Computers & Peripherals)		34,500	1,452,450
Lexmark International, Inc. Class A (Computers & Peripherals)	(a)	1,200	41,784
NetApp, Inc. (Computers & Peripherals)	(a)	5,500	302,280
QLogic Corp. (Computers & Peripherals)	(a)	1,600	27,232
SanDisk Corp. (Computers & Peripherals)	(a)	3,600	179,496
Western Digital Corp. (Computers & Peripherals)	(a)	3,500	118,650
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,700	142,506
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,800	459,816
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,400	71,400
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,000	60,270
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,100	47,712
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,800	131,740
eBay, Inc. (Internet Software & Svs.)	(a)	17,500	487,025
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,800	2,257,086
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	2,000	47,260
VeriSign, Inc. (Internet Software & Svs.)		2,600	84,942
Yahoo!, Inc. (Internet Software & Svs.)	(a)	19,800	329,274
Automatic Data Processing, Inc. (IT Svs.)		7,500	347,100
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,600	337,134
Computer Sciences Corp. (IT Svs.)		2,400	119,040
Fidelity National Information Services, Inc. (IT Svs.)		4,000	109,560
Fiserv, Inc. (IT Svs.)	(a)	2,300	134,688
International Business Machines Corp. (IT Svs.)		18,900	2,773,764
Mastercard, Inc. Class A (IT Svs.)		1,475	330,562
Paychex, Inc. (IT Svs.)		4,900	151,459
SAIC, Inc. (IT Svs.)	(a)	4,500	71,370
Teradata Corp. (IT Svs.)	(a)	2,500	102,900
Total System Services, Inc. (IT Svs.)		2,477	38,096
Visa, Inc. (IT Svs.)		7,400	520,812
Western Union Co. / The (IT Svs.)		9,947	184,716
Xerox Corp. (Office Electronics)		21,102	243,095
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	8,700	71,166
Altera Corp. (Semiconductors & Equip.)		4,800	170,784
Analog Devices, Inc. (Semiconductors & Equip.)		4,500	169,515
Applied Materials, Inc. (Semiconductors & Equip.)		20,300	285,215
Broadcom Corp. Class A (Semiconductors & Equip.)		6,950	302,672
First Solar, Inc. (Semiconductors & Equip.)	(a)	850	110,619
Intel Corp. (Semiconductors & Equip.)		84,900	1,785,447
KLA-Tencor Corp. (Semiconductors & Equip.)		2,500	96,600
Linear Technology Corp. (Semiconductors & Equip.)		3,400	117,606
LSI Corp. (Semiconductors & Equip.)	(a)	9,400	56,306
MEMC Electronic Materials, Inc. (Semiconductors & Equip.)	(a)	3,500	39,410
Microchip Technology, Inc. (Semiconductors & Equip.)		2,800	95,788
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	13,000	104,260
National Semiconductor Corp. (Semiconductors & Equip.)		3,600	49,536
Novellus Systems, Inc. (Semiconductors & Equip.)	(a)	1,400	45,248
NVIDIA Corp. (Semiconductors & Equip.)	(a)	8,800	135,520
Teradyne, Inc. (Semiconductors & Equip.)	(a)	2,800	39,312
Texas Instruments, Inc. (Semiconductors & Equip.)		17,900	581,750
Xilinx, Inc. (Semiconductors & Equip.)		3,900	113,022
Adobe Systems, Inc. (Software)	(a)	7,700	237,006
Autodesk, Inc. (Software)	(a)	3,500	133,700
BMC Software, Inc. (Software)	(a)	2,700	127,278
CA, Inc. (Software)		5,800	141,752
Citrix Systems, Inc. (Software)	(a)	2,900	198,389
Compuware Corp. (Software)	(a)	3,300	38,511
Electronic Arts, Inc. (Software)	(a)	5,100	83,538
Intuit, Inc. (Software)	(a)	4,300	211,990
McAfee, Inc. (Software)	(a)	2,300	106,513
Microsoft Corp. (Software)		114,600	3,199,632
Novell, Inc. (Software)	(a)	5,400	31,968
Oracle Corp. (Software)		58,900	1,843,570
Red Hat, Inc. (Software)	(a)	2,900	132,385
Salesforce.com, Inc. (Software)	(a)	1,800	237,600
Symantec Corp. (Software)	(a)	11,794	197,432

			32,440,473

(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

MATERIALS – 3.7%
Air Products & Chemicals, Inc. (Chemicals)		3,300	$300,135
Airgas, Inc. (Chemicals)		1,100	68,706
CF Industries Holdings, Inc. (Chemicals)		1,100	148,665
Dow Chemical Co. / The (Chemicals)		17,700	604,278
Eastman Chemical Co. (Chemicals)		1,100	92,488
Ecolab, Inc. (Chemicals)		3,500	176,470
E.I. du Pont de Nemours & Co. (Chemicals)		13,900	693,332
FMC Corp. (Chemicals)		1,100	87,879
International Flavors & Fragrances, Inc. (Chemicals)		1,200	66,708
Monsanto Co. (Chemicals)		8,186	570,073
PPG Industries, Inc. (Chemicals)		2,500	210,175
Praxair, Inc. (Chemicals)		4,700	448,709
Sherwin-Williams Co. / The (Chemicals)		1,400	117,250
Sigma-Aldrich Corp. (Chemicals)		1,800	119,808
Vulcan Materials Co. (Construction Materials)		2,000	88,720
Ball Corp. (Containers & Packaging)		1,300	88,465
Bemis Co., Inc. (Containers & Packaging)		1,600	52,256
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,500	76,750
Sealed Air Corp. (Containers & Packaging)		2,400	61,080
AK Steel Holding Corp. (Metals & Mining)		1,700	27,829
Alcoa, Inc. (Metals & Mining)		15,600	240,084
Allegheny Technologies, Inc. (Metals & Mining)		1,500	82,770
Cliffs Natural Resources, Inc. (Metals & Mining)		2,100	163,821
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		7,176	861,766
Newmont Mining Corp. (Metals & Mining)		7,500	460,725
Nucor Corp. (Metals & Mining)		4,800	210,336
Titanium Metals Corp. (Metals & Mining)	(a)	1,400	24,052
United States Steel Corp. (Metals & Mining)		2,200	128,524
International Paper Co. (Paper & Forest Products)		6,700	182,508
MeadWestvaco Corp. (Paper & Forest Products)		2,600	68,016

			6,522,378

TELECOMMUNICATION SERVICES – 3.0%
AT&T, Inc. (Diversified Telecom. Svs.)		89,978	2,643,554
CenturyLink, Inc. (Diversified Telecom. Svs.)		4,646	214,506
Frontier Communications Corp. (Diversified Telecom. Svs.)		15,141	147,322
Qwest Communications International, Inc. (Diversified Telecom. Svs.)		26,500	201,665
Verizon Communications, Inc. (Diversified Telecom. Svs.)		43,000	1,538,540
Windstream Corp. (Diversified Telecom. Svs.)		7,396	103,100
American Tower Corp. Class A (Wireless Telecom. Svs.)	(a)	6,100	315,004
MetroPCS Communications, Inc. (Wireless Telecom. Svs.)	(a)	4,000	50,520
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	45,432	192,177

			5,406,388

UTILITIES – 3.3%
Allegheny Energy, Inc. (Electric Utilities)		2,600	63,024
American Electric Power Co., Inc. (Electric Utilities)		7,300	262,654
Duke Energy Corp. (Electric Utilities)		20,136	358,622
Edison International (Electric Utilities)		5,000	193,000
Entergy Corp. (Electric Utilities)		2,800	198,324
Exelon Corp. (Electric Utilities)		10,100	420,564
FirstEnergy Corp. (Electric Utilities)		4,600	170,292
NextEra Energy, Inc. (Electric Utilities)		6,300	327,537
Northeast Utilities (Electric Utilities)		2,700	86,076
Pepco Holdings, Inc. (Electric Utilities)		3,400	62,050
Pinnacle West Capital Corp. (Electric Utilities)		1,700	70,465
PPL Corp. (Electric Utilities)		7,400	194,768
Progress Energy, Inc. (Electric Utilities)		4,500	195,660
Southern Co. (Electric Utilities)		12,800	489,344
Nicor, Inc. (Gas Utilities)		700	34,944
Oneok, Inc. (Gas Utilities)		1,600	88,752
AES Corp. / The (Ind. Power Prod. & Energy Traders)	(a)	10,100	123,018
Constellation Energy Group, Inc. (Ind. Power Prod. & Energy Traders)		3,000	91,890
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(a)	3,800	74,252
Ameren Corp. (Multi-Utilities)		3,700	104,303
CenterPoint Energy, Inc. (Multi-Utilities)		6,400	100,608
CMS Energy Corp. (Multi-Utilities)		3,700	68,820
Consolidated Edison, Inc. (Multi-Utilities)		4,400	218,108
Dominion Resources, Inc. (Multi-Utilities)		8,800	375,936
DTE Energy Co. (Multi-Utilities)		2,600	117,832
Integrys Energy Group, Inc. (Multi-Utilities)		1,212	58,794
NiSource, Inc. (Multi-Utilities)		4,200	74,004
PG&E Corp. (Multi-Utilities)		6,000	287,040
Public Service Enterprise Group, Inc. (Multi-Utilities)		7,700	244,937
SCANA Corp. (Multi-Utilities)		1,700	69,020
Sempra Energy (Multi-Utilities)		3,700	194,176
TECO Energy, Inc. (Multi-Utilities)		3,300	58,740
Wisconsin Energy Corp. (Multi-Utilities)		1,800	105,948
Xcel Energy, Inc. (Multi-Utilities)		7,000	164,850

			5,748,352

Total Common Stocks (Cost $149,805,532)			$174,024,248

Exchange Traded Funds – 1.0%		Shares	Value

SPDR S&P 500 ETF Trust		13,975	$1,757,775

Total Exchange Traded Funds (Cost $1,692,914)			$1,757,775

		Face	Amortized
Commercial Paper – 0.1%		Amount	Cost

General Electric Capital Corp. 0.030%, 01/03/2011		$123,000	$123,000

Total Commercial Paper (Cost $123,000)			$123,000

Total Investments – 99.8% (Cost $151,621,446)	(b)		$175,905,023
Other Assets in Excess of Liabilities – 0.2%			274,031

Net Assets – 100.0%			$176,179,054

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Strategic Value Portfolio

 Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	11.98%
Five years	-0.99%
Ten years	0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Strategic Value Portfolio returned 11.98% versus 18.32% for the current benchmark, the Dow Jones U.S. Select Dividend Index.

The year ended December 31, 2010 was a supportive environment for equities as we exited a low-quality, post-recession rally and navigated through a choppy recovery. The onset of the fiscal year ushered in expectations of a broadening recovery, aided by a factory sector that began to rebuild inventories, a consumer who appeared to be loosening his grip on his wallet, and a labor market that appeared on the verge of expanding again. While choppy economic reports in January and February offered setbacks, March brought clearer signs of a recovery that was gaining some steam.

Much of this optimism came undone as economic news tempered a rally in equities. Where the first quarter offered support, the second quarter was downright abysmal. May’s fears of a spreading sovereign contagion in Europe were supplanted with June’s fears of a potential double dip. The weakness in the jobs market seemed to carry over to consumer spending, which had slowed dramatically from its late-winter, early-spring levels, and the housing market plummeted following the expiration of the temporary buyer’s tax credit.

The stock market pulled off June’s lows, not so much on any significant improvement in economic fundamentals, but on what was shaping up as another solid quarter for corporate earnings and guidance. If anything, the economic news was worse than expected, as manufacturing appeared to slow, private payrolls grew less than forecast, and employment data still reflected businesses’ hesitancy to hire. To the positive, we noted that the National Bureau of Economic Research reported that the longest and deepest recession of the post-World War II era ended a year-ago June. For most American consumers, however, the recovery had yet to come.

The third quarter proved to be no less choppy. Europe’s sovereign debt crisis appeared to be easing, with both bank and sovereign-debt spreads easing. Major equity indices posted their best September — typically a difficult month — in seven decades, following their worst August in nine years. Overall, however, the bulk of news coming out of most reports was indicative of sub-par growth for this stage of recovery and the still-soft economic data was barely strong enough to ease fears of a double dip.

We saw the S&P 500 Index post its best October in seven years and the blue-chip Dow Jones Industrials Average post its best in four. The rally, which built off September’s strong gains, defied not only what seasonally are two of the weakest trading months of the year, but also much of the underlying economic data. November brought with it a notable retracement in overseas markets; the European Union couldn’t seem to shake its sovereign debt woes despite a new bailout package for Ireland and other member countries. An inflationary spike in China prompted fears that the Asian giant may act to curtail growth and cool global growth.

The equity rally got back on track after November’s lull, with the major indices posting their strongest December in almost two decades as investors focused on data indicative of a recovery. It didn’t hurt that the Federal government delivered an early Christmas present in the form of a bill that not only extends the Bush tax cuts for everyone for two years and jobless benefits for an additional 13 months, but also provides a one-year, two percentage-point reduction in employee Social Security payroll taxes next year. Combined, the fiscal stimulus was valued at roughly $900 billion, larger than the original stimulus passed in early 2009.

With our investments in the dividend income producing segment of the market, with low beta, the Portfolio’s short-term performance traditionally does not move in lock-step with the broad market indicators. Performance in 2010 was no exception as investors preferred features contrary to our style. We noted that the news flow in much of the year propped up the more volatile segments of the market such as consumer and industrial cyclicals and the commodity-linked Energy and Materials complex. To the opposite, dividend friendly sectors, such as Consumer Staples, Utilities and Health Care lagged the overall market. We saw a similar theme with investors favoring features contrary to our style, including high beta, small caps, and the lowest quality stocks. Recent preferences are not surprising and are consistent with what we witnessed after the last round of quantitative easing. As this wave of spending passes with no lasting effects, we expect investors will reiterate their demand for a safer source of equity return.(1)

Underperformance, relative to the Dow Jones U.S. Select Dividend Index, can be attributed to the benchmark’s notably lower market capitalization and orientation toward higher beta, which outperformed for much of the year. From a sector perspective, the leading contributor to underperformance was 2.8% of negative stock selection within the Energy sector as commodity-linked, high beta names outperformed our high-yielding, integrated providers. The Portfolio was also penalized by 1.7% of negative sector selection due to its 11.7% overweight position in Health Care, the lowest returning sector in the index for the year. A lack of exposure to the Industrials and Materials sectors also proved negative as both sectors posted some of the highest returns in the year yet afforded little dividend opportunity. As a final point, hedging foreign currency risk with forward currency contracts detracted 1.2% from total return as well. Regardless of market conditions, we will not abandon our focus on delivering high current income, growth in dividend income over time, and downside protection. This focus on absolute return objectives and our low beta mean that we will not move in lock step with the broad market in periods of extreme positive performance. More importantly, we expect to give up less return on the downside.(1)

On the positive side of the ledger, relative gains were achieved with positive stock selection of 1.7% within the Consumer Staples sector.

(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

The highest returns in the Portfolio’s Consumer Staples holdings included tobacco stocks Altria Group, Inc., Reynolds American, Inc., and Phillip Morris International, Inc., which posted respective returns of 33.9%, 31.4% and 27.2%. Further relative gains of 2.2% were achieved with positive stock selection and a 14.5% underweight position within Utilities. Highest returns in Utilities included Southern Co., Dominion Resources, Inc., and Consolidated Edison, Inc., posting returns of 20.8%, 14.8% and 14.3% respectively. The Portfolio also gained 1.1% of positive stock selection within Financials. We avoided the lagging commercial banks industry and invested in higher returning real estate investment trusts (REITs) instead.(1)

As the market participants speculated about near-term performance, we maintained our focus on companies that offer attractive valuations, high yield, and the potential for dividend growth over time. To this end, the Portfolio delivered on its objective of providing a substantially higher than market yield, with a weighted average 4.93% yield. This compares to a 4.03% yield for the Dow Jones U.S. Select Dividend Index and a 1.87% yield for the S&P 500 Index.(1)

Consistent with our goals, we noted that dividend growth continued to develop at an attractive pace. While 2008 and 2009 proved to be the worst dividend cutting episode in history, we were pleased to see the return of increasing dividends in 2010. To this point, the Portfolio captured 42 dividend increases in the year. If we count back to our last notable dividend cut with Pfizer, Inc. in April of 2009, we have since realized 61 dividend increases. The implication here is that, in a little more than a year and a half, virtually every holding in the Portfolio has raised its dividend, with several holdings raising their dividends more than once. As a result, the trajectory for dividend growth is quite positive heading into 2011. Some examples of compelling increases include Telefonica, with a 30% increase, and AstraZeneca PLC and National Grid PLC, each with a 15% increase. We saw Altria Group, Inc. and Lorillard, Inc. raise their dividends by 12%, and McDonald’s Corp., Kimberly-Clark Corp., The Procter & Gamble Co., ConocoPhillips and Johnson & Johnson, each with a 10% dividend increase. We also noted that Omega Healthcare Investors, Inc. raised its dividend for a second time this year in October for a combined increase of 16% relative to their payment last year. A final example, BCE, Inc. raised its dividend for a second time in December for a combined increase of 13% this year. Again, the Portfolio is built on the thesis that the price appreciation of stocks ultimately follows their dividend trajectories higher.(1)

As we assess market and economic conditions, there’s clearly grist for the bears to chew on. Future tax rates for the economy remain uncertain, although the promise of at least a temporary two-year extension of all cuts following the Obama-Republican compromise earlier this month is comforting. The landscape of the health care industry is changing, but we are still uncertain as to which direction. Corporate profit margins are near all time highs, raising concerns as to how much higher they can go. And while profits are strong, the much-awaited jobs recovery is still awaited. Europe’s sovereign debt crisis seems to roll on while, closer to home, state and local governments face deficit issues that are daunting. In Asia, commodity inflation is taxing the patience of the region’s central banks.

Despite these worries, we remain firmly in the camp that expects the markets to continue to grind higher next year while the economy moves into a re-acceleration phase following the mid-2010 soft patch. Corporate liquid asset balances are near all-time highs at 7.1%. Stock valuations at 12 to 13 times projected earnings, while not single-digit cheap, are historically inexpensive relative to bonds, particularly at this stage of the economic cycle. With the Federal Reserve focused on avoiding the second Great Depression and the European Central Bank trying to keep the peripheral economies afloat, we believe we are in a positive scenario for stocks. Overseas, we believe selectivity is more important than ever and, to that end, we like economies and markets with strong sovereign-credit positions combined with attractive valuations and exposure to the global economic cycle.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

		Dow Jones
	Strategic Value	U.S. Select
	Portfolio	Dividend Index
12/31/2000	10000	10000
06/30/2001	10031	11400
12/31/2001	9578	11309
06/30/2002	8754	11990
12/31/2002	7717	10863
06/30/2003	8467	11886
12/31/2003	9768	14139
06/30/2004	10048	14890
12/31/2004	10706	16703
06/30/2005	10764	17073
12/31/2005	11213	17334
06/30/2006	11331	18204
12/31/2006	13046	20724
06/30/2007	13424	21591
12/31/2007	11906	19654
06/30/2008	9951	15447
12/31/2008	8541	13567
06/30/2009	7962	11866
12/31/2009	9525	15077
06/30/2010	8963	14882
12/31/2010	10667	17838

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding the very smallest and least-liquid stocks. The index presented includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	97.4
Money Market Funds and Other Net Assets	2.6

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Verizon Communications, Inc.	3.6
2.	AT&T, Inc.	3.4
3.	Royal Dutch Shell PLC	3.3
4.	GlaxoSmithKline PLC	3.1
5.	BCE, Inc.	3.1
6.	ConocoPhillips	3.1
7.	Bristol-Myers Squibb Co.	3.1
8.	Johnson & Johnson	3.0
9.	Chevron Corp.	2.8
10.	Vodafone Group PLC – ADR	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Consumer Staples	22.7
Telecommunication Services	19.9
Utilities	15.4
Health Care	14.7
Financials	11.3
Energy	11.3
Consumer Discretionary	2.1

97.4

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 97.4%		Shares	Value

CONSUMER DISCRETIONARY – 2.1%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		6,825	$523,887

CONSUMER STAPLES – 22.7%
Coca-Cola Co. / The (Beverages)		9,315	612,648
ConAgra Foods, Inc. (Food Products)		10,000	225,800
H.J. Heinz Co. (Food Products)		11,875	587,337
Kellogg Co. (Food Products)		5,900	301,372
Unilever PLC (Food Products)	(a)	21,210	651,489
Clorox Co. (Household Products)		3,900	246,792
Kimberly-Clark Corp. (Household Products)		10,575	666,648
Procter & Gamble Co. / The (Household Products)		4,860	312,644
Altria Group, Inc. (Tobacco)		18,920	465,810
Lorillard, Inc. (Tobacco)		3,900	320,034
Philip Morris International, Inc. (Tobacco)		10,735	628,320
Reynolds American, Inc. (Tobacco)		16,020	522,572

			5,541,466

ENERGY – 11.3%
Chevron Corp. (Oil, Gas & Consumable Fuels)		7,450	679,812
ConocoPhillips (Oil, Gas & Consumable Fuels)		11,105	756,251
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	24,420	808,657
Total S.A. (Oil, Gas & Consumable Fuels)	(a)	9,320	496,407

			2,741,127

FINANCIALS – 11.3%
Arthur J. Gallagher & Co. (Insurance)		8,100	235,548
Cincinnati Financial Corp. (Insurance)		10,000	316,900
Mercury General Corp. (Insurance)		4,800	206,448
CommonWealth REIT (Real Estate Investment Trusts)		9,000	229,590
HCP, Inc. (Real Estate Investment Trusts)		6,600	242,814
Health Care REIT, Inc. (Real Estate Investment Trusts)		6,000	285,840
National Retail Properties, Inc. (Real Estate Investment Trusts)		8,500	225,250
Omega Healthcare Investors, Inc. (Real Estate Investment Trusts)		9,200	206,448
Realty Income Corp. (Real Estate Investment Trusts)		6,100	208,620
Senior Housing Properties Trust (Real Estate Investment Trusts)		12,300	269,862
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		16,900	318,565

			2,745,885

HEALTH CARE – 14.7%
Abbott Laboratories (Pharmaceuticals)		10,950	524,615
AstraZeneca PLC (Pharmaceuticals)	(a)	7,800	355,480
Bristol-Myers Squibb Co. (Pharmaceuticals)		28,075	743,426
Eli Lilly & Co. (Pharmaceuticals)		13,200	462,528
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	39,316	762,448
Johnson & Johnson (Pharmaceuticals)		11,960	739,726

			3,588,223

TELECOMMUNICATION SERVICES – 19.9%
AT&T, Inc. (Diversified Telecom. Svs.)		28,000	822,640
BCE, Inc. (Diversified Telecom. Svs.)		21,280	756,346
CenturyLink, Inc. (Diversified Telecom. Svs.)		13,925	642,917
Telefonica SA (Diversified Telecom. Svs.)	(a)	26,564	606,457
Verizon Communications, Inc. (Diversified Telecom. Svs.)		24,620	880,904
Windstream Corp. (Diversified Telecom. Svs.)		32,305	450,332
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		25,570	675,815

			4,835,411

UTILITIES – 15.4%
Duke Energy Corp. (Electric Utilities)		37,920	675,355
PPL Corp. (Electric Utilities)		11,700	307,944
Progress Energy, Inc. (Electric Utilities)		10,690	464,801
Southern Co. (Electric Utilities)		16,960	648,381
CenterPoint Energy, Inc. (Multi-Utilities)		13,700	215,364
Consolidated Edison, Inc. (Multi-Utilities)		6,000	297,420
Dominion Resources, Inc. (Multi-Utilities)		5,025	214,668
National Grid PLC (Multi-Utilities)	(a)	69,000	596,383
SCANA Corp. (Multi-Utilities)		7,875	319,725

			3,740,041

Total Common Stocks (Cost $21,346,065)			$23,716,040

Money Market Funds – 1.9%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		471,000	$471,000

Total Money Market Funds (Cost $471,000)			$471,000

Total Investments – 99.3% (Cost $21,817,065)	(b)		$24,187,040
Other Assets in Excess of Liabilities – 0.7%			160,220

Net Assets – 100.0%			$24,347,260

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent national fair valuation service that has been approved by the Board. These securities represent $4,277,321 or 17.6% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	High Income Bond Portfolio

 Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	14.09%
Five years	7.71%
Ten years	8.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the High Income Bond Portfolio returned 14.09% versus 14.94% for the current benchmark, the Barclays Capital High Yield 2% Issuer Constrained Index (“BCHY2%ICI”).

The high yield market generated attractive total returns. The major factor behind these attractive returns was the continuing recovery of the domestic economy from the “Great Recession”. While disappointing on the job creation front, the economy did manage four consecutive quarters of positive growth. Overall corporate creditworthiness also continued to recover as corporate earnings registered strong gains driven by the improving economy and the benefit of aggressive cost actions taken during the recession. This improvement is illustrated by the decline in default rates from in excess of 10% in 2009 to less than 1% for the first nine months of 2010, according to the Altman High Yield Bond Default and Return Report. The market also benefited from robust financial market conditions as strength in debt markets allowed companies to term out short and intermediate maturity debt while equity markets surged to post recession highs; raising corporate valuations and contributing to improved investor confidence. Government policies were also very accommodating, topped off in the fourth quarter by a new quantitative easing campaign (dubbed “QE2”). This policy, coupled with tax policy initiatives, resulted in rising expectations for 2011’s economic prospects. The overall impact of these factors can be illustrated by the decline in the spread between the Credit Suisse High Yield Bond Index and comparable Treasuries from 6.34% on December 31, 2009 to 5.71% on December 31, 2010.

Within the high yield market, major industry sectors that substantially outperformed the BCHY2%ICI included financial institutions, gaming, transportation, media — non cable and automotive. While still attractive on an absolute basis, the electric utility, media — cable, healthcare, packaging and energy sectors underperformed the BCHY2%ICI. From a ratings quality perspective, the CCC-rated sector of the BCHY2%ICI returned 16.28% outperforming the higher quality BB and B-rated quality sectors which returned 14.34% and 13.69%, respectively.

The Portfolio underperformed the BCHY2%ICI. The Portfolio was negatively impacted by an underweight relative to the BCHY2%ICI in the strong performing financials sector as well as poor security selection in this sector. The Portfolio was also negatively impacted by underperforming security selection relative to the BCHY2%ICI in the wireline and wireless communication, services, paper, food & beverage, and consumer products industry sectors. Specific Portfolio holdings that substantially underperformed the BCHY2%ICI included: Texas Competitive Electric Holdings Co. LLC, Dynegy Holdings, Inc., Sitel LLC, Hawker Beechcraft, and Dean Foods Co.(1)

The Portfolio benefited from strong security selection relative to the BCHY2%ICI in the media-non cable, media-cable, automotive, retail and aerospace & defense industry sectors. Superior security selection in the health care sector offset the negative effect of an overweight in this underperforming sector. The Portfolio also benefited from its underweight in the weak performing electric utility and supermarket sectors and its overweight in the strong performing gaming sector. The Portfolio also benefited from its overweight in the outperforming CCC-rated quality sector, somewhat offset by a less aggressive investment posture within this low quality sector. Specific Portfolio holdings that substantially outperformed the BCHY2%ICI included: Affinity Group Holdings, Inc., Foxco Acquisition Sub. LLC, Ally Financial, Inc. preferred stock, and Nexstar Broadcasting, Inc.(1)

We continue to believe that high yield bonds offer attractive relative returns in the fixed income area. Yield spreads relative to U.S. Treasury securities remain above their long term median levels giving solid valuation support to the market. The domestic economy appears to be gaining strength as 2011 begins, aided by stimulative monetary and fiscal policy. Corporate credit quality is strong and we believe default rates on high yield securities will remain well below historical averages. These factors all bode well for strong relative returns for the high yield market. Compared to recent years, absolute returns may be somewhat held back if high quality interest rates begin to move higher as the domestic economic conditions continue to firm.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

 Change in Value of $10,000 Investment

		Barclays Capital
		High Yield
	High Income	2% Issuer
	Bond Portfolio	Constrained Index
12/31/2000	10000	10000
06/30/2001	10231	10411
12/31/2001	10428	10546
06/30/2002	10447	10192
12/31/2002	10839	10521
06/30/2003	12307	12453
12/31/2003	13309	13548
06/30/2004	13614	13737
12/31/2004	14729	15057
06/30/2005	14780	15200
12/31/2005	15170	15472
06/30/2006	15527	15864
12/31/2006	16706	17137
06/30/2007	17207	17644
12/31/2007	17296	17525
06/30/2008	17010	17336
12/31/2008	12883	12989
06/30/2009	16295	17006
12/31/2009	19279	20622
06/30/2010	20101	21539
12/31/2010	21995	23703

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital High Yield 2% Issuer Constrained Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits an issuer to 2% of the aggregate market capitalization. The index is presented on a total return basis.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Corporate Bonds (3)	97.5
Convertible Bonds (3)	0.1
Preferred Stocks (3)	0.1
Other Net Assets	2.3

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	CIT Group, Inc. 7.000%, 05/01/2017	2.0
2.	HCA, Inc. 9.625%, 11/15/2016	1.7
3.	Ford Motor Credit Co. LLC 8.000%, 12/15/2016	1.4
4.	Sprint Capital Corp. 6.900%, 05/01/2019	1.3
5.	Biomet, Inc. 11.625%, 10/15/2017	1.0
6.	Ally Financial, Inc. 8.300%, 02/12/2015	1.0
7.	International Lease Finance Corp. 8.750%, 03/15/2017	1.0
8.	Intelsat Intermediate Holding Co. S.A. 9.500%, 02/01/2015	0.8
9.	Intelsat Jackson Holdings S.A. 11.250%, 06/15/2016	0.8
10.	Nuveen Investments, Inc. 10.500%, 11/15/2015	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Consumer Discretionary	28.7
Industrials	11.9
Financials	9.8
Materials	9.5
Health Care	9.0
Energy	8.4
Information Technology	8.1
Telecommunication Services	5.0
Consumer Staples	4.8
Utilities	2.5

97.7

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2010

Corporate Bonds – 97.5%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 28.7%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(b)	9.250%	01/15/2017	$800,000	$898,000
American Tire Distributors, Inc. (Auto Components)	(b)	9.750%	06/01/2017	500,000	542,500
Cooper-Standard Automotive, Inc. (Auto Components)	(b)	8.500%	05/01/2018	775,000	825,375
Icahn Enterprises LP / Icahn Enterprises Finance Corp. (Auto Components)		8.000%	01/15/2018	775,000	778,875
Lear Corp. (Auto Components)		8.125%	03/15/2020	75,000	81,937
Lear Corp. (Auto Components)		7.875%	03/15/2018	475,000	510,625
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	725,000	786,625
Tenneco, Inc. (Auto Components)	(b)	7.750%	08/15/2018	325,000	346,125
Tenneco, Inc. (Auto Components)	(b)	6.875%	12/15/2020	450,000	462,375
Tower Automotive Holdings USA LLC / TA Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	564,000	609,120
TRW Automotive, Inc. (Auto Components)	(b)	8.875%	12/01/2017	425,000	478,125
Motors Liquidation Co. (Acquired 12/20/2006 through 04/02/2008, Cost $892,369) (Automobiles)	(a)(h)	7.400%	09/01/2025	1,100,000	374,000
Yonkers Racing Corp. (Automobiles)	(b)	11.375%	07/15/2016	495,000	547,594
Affinia Group Holdings, Inc. (Distributors)	(b)	10.750%	08/15/2016	495,000	551,925
Affinia Group Holdings, Inc. (Distributors)	(b)	9.000%	11/30/2014	50,000	51,625
Baker & Taylor, Inc. (Distributors)	(b)	11.500%	07/01/2013	400,000	329,000
McJunkin Red Man Corp. (Distributors)	(b)	9.500%	12/15/2016	1,125,000	1,068,750
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	1,025,000	1,009,625
American Casino & Entertainment Properties LLC (Hotels, Restaurants & Leisure)		11.000%	06/15/2014	625,000	637,500
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		9.250%	06/01/2014	875,000	940,625
Blue Acquisition Sub, Inc. (Hotels, Restaurants & Leisure)	(b)	9.875%	10/15/2018	375,000	401,250
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	1,450,000	1,638,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)	(b)	9.125%	08/01/2018	975,000	1,054,219
DineEquity, Inc. (Hotels, Restaurants & Leisure)	(b)	9.500%	10/30/2018	1,275,000	1,357,875
Dunkin Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.625%	12/01/2018	1,075,000	1,091,125
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	7.250%	02/15/2015	1,325,000	1,361,437
Jacobs Entertainment, Inc. (Hotels, Restaurants & Leisure)		9.750%	06/15/2014	850,000	830,875
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	1,900,000	1,786,000
MGM Resorts International (Hotels, Restaurants & Leisure)		13.000%	11/15/2013	150,000	178,125
MGM Resorts International (Hotels, Restaurants & Leisure)		11.125%	11/15/2017	425,000	490,875
MGM Resorts International (Hotels, Restaurants & Leisure)		10.375%	05/15/2014	50,000	56,375
MGM Resorts International (Hotels, Restaurants & Leisure)		11.375%	03/01/2018	425,000	463,250
NPC International, Inc. (Hotels, Restaurants & Leisure)		9.500%	05/01/2014	1,225,000	1,258,687
Peninsula Gaming LLC (Hotels, Restaurants & Leisure)		10.750%	08/15/2017	575,000	622,437
Peninsula Gaming LLC (Hotels, Restaurants & Leisure)		8.375%	08/15/2015	600,000	633,750
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		6.750%	03/01/2015	425,000	433,500
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		8.750%	08/15/2019	225,000	249,187
San Pasqual Casino (Hotels, Restaurants & Leisure)	(b)	8.000%	09/15/2013	350,000	352,187
Seminole Hard Rock Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)(e)	2.802%	03/15/2014	1,075,000	989,000
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	550,000	536,525
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	155,625
Universal City Development Partners Ltd., Inc. (Hotels, Restaurants & Leisure)		8.875%	11/15/2015	800,000	854,000
Universal City Development Partners Ltd., Inc. (Hotels, Restaurants & Leisure)		10.875%	11/15/2016	525,000	576,187
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)		7.875%	11/01/2017	425,000	460,062
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)		7.750%	08/15/2020	525,000	570,937
Hillman Group, Inc. (Household Durables)		10.875%	06/01/2018	625,000	689,062
Jarden Corp. (Household Durables)		7.500%	05/01/2017	725,000	767,594
Jarden Corp. (Household Durables)		8.000%	05/01/2016	225,000	246,094
Libbey Glass, Inc. (Household Durables)	(b)	10.000%	02/15/2015	800,000	864,000
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,100,000	1,174,250
Norcraft Holdings LP / Norcraft Capital Corp. (Household Durables)	(f)	9.750%	09/01/2012	182,000	184,047
Sealy Mattress Co. (Household Durables)		8.250%	06/15/2014	1,425,000	1,464,187
Sealy Mattress Co. (Household Durables)	(b)	10.875%	04/15/2016	337,000	382,495
Simmons Bedding Co. (Household Durables)	(b)	11.250%	07/15/2015	1,200,000	1,302,000
Easton-Bell Sports, Inc. (Leisure Equip. & Products)		9.750%	12/01/2016	1,125,000	1,240,312
CCH II LLC / CCH II Capital Corp. (Media)		13.500%	11/30/2016	471,692	564,851
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	75,000	79,312
CCO Holdings, LLC / CCO Holdings Capital Corp. (Media)		7.875%	04/30/2018	1,025,000	1,066,000
Cinemark U.S.A, Inc. (Media)		8.625%	06/15/2019	950,000	1,033,125
Citadel Broadcasting Corp. (Media)	(b)	7.750%	12/15/2018	150,000	156,000
DISH DBS Corp. (Media)		6.625%	10/01/2014	850,000	884,000
Entravision Communications Corp. (Media)	(b)	8.750%	08/01/2017	475,000	503,500
Fox Acquisition Sub LLC (Media)	(b)	13.375%	07/15/2016	875,000	962,500
Insight Communications Co., Inc. (Media)	(b)	9.375%	07/15/2018	675,000	722,250
Intelsat Intermediate Holding Co. S.A. (Media)	(f)	9.500%	02/01/2015	2,200,000	2,277,000
Intelsat Jackson Holdings S.A. (Media)		11.250%	06/15/2016	2,025,000	2,192,062
Intelsat Jackson Holdings S.A. (Media)	(b)	8.500%	11/01/2019	275,000	300,437
Interpublic Group of Cos., Inc. / The (Media)		10.000%	07/15/2017	700,000	822,500
Kabel Deutschland GmbH (Media)		10.625%	07/01/2014	185,000	192,015

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY (continued)
Lamar Media Corp. (Media)		6.625%	08/15/2015	$950,000	$969,000
Lamar Media Corp. (Media)		6.625%	08/15/2015	375,000	382,500
Lamar Media Corp. (Media)		9.750%	04/01/2014	175,000	202,125
MDC Partners, Inc. (Media)		11.000%	11/01/2016	950,000	1,052,125
MediMedia U.S.A, Inc. (Media)	(b)	11.375%	11/15/2014	1,225,000	1,059,625
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)	(b)	8.875%	04/15/2017	550,000	587,125
Nexstar Broadcasting, Inc. (Media)		7.000%	01/15/2014	225,000	221,062
Nexstar Broadcasting, Inc. (Media)	(d)	7.000%	01/15/2014	432,266	422,540
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(f)	0.000%	08/01/2016	650,000	685,750
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.500%	05/01/2016	900,000	1,044,000
Nielsen Finance LLC / Nielsen Finance Co. (Media)		11.625%	02/01/2014	450,000	523,125
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	7.750%	10/15/2018	400,000	416,000
ProQuest LLC Co. (Media)	(b)	9.000%	10/15/2018	750,000	776,250
Rainbow National Services LLC (Media)	(b)	10.375%	09/01/2014	639,000	666,157
Regal Cinemas Corp. (Media)		8.625%	07/15/2019	1,050,000	1,118,250
Sirius XM Radio, Inc. (Media)	(b)	8.750%	04/01/2015	1,000,000	1,087,500
Sitel LLC / Sitel Finance Corp. (Media)	(b)	11.500%	04/01/2018	1,075,000	892,250
Umbrella Acquisition, Inc. (Media)	(b)(d)	9.750%	03/15/2015	475,311	515,712
Univision Communications, Inc. (Media)	(b)	12.000%	07/01/2014	75,000	82,500
Virgin Media Finance PLC (Media)		9.500%	08/15/2016	1,025,000	1,163,375
Visant Corp. (Media)	(b)	10.000%	10/01/2017	1,775,000	1,890,375
XM Satellite Radio, Inc. (Media)	(b)	13.000%	08/01/2014	575,000	687,125
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	492,812
Dollar General Corp. (Multiline Retail)	(d)	11.875%	07/15/2017	635,000	739,775
Macy’s Retail Holdings, Inc. (Multiline Retail)		6.650%	07/15/2024	175,000	174,125
Macy’s Retail Holdings, Inc. (Multiline Retail)		7.000%	02/15/2028	100,000	99,750
Macy’s Retail Holdings, Inc. (Multiline Retail)		6.900%	01/15/2032	50,000	50,125
QVC, Inc. (Multiline Retail)	(b)	7.500%	10/01/2019	1,025,000	1,083,937
QVC, Inc. (Multiline Retail)	(b)	7.125%	04/15/2017	200,000	210,500
Toys “R” Us Property Co. I LLC (Multiline Retail)		10.750%	07/15/2017	1,275,000	1,459,875
Giraffe Acquisition Corp. (Specialty Retail)	(b)	9.125%	12/01/2018	800,000	838,000
Limited Brands, Inc. (Specialty Retail)		8.500%	06/15/2019	525,000	602,437
Nebraska Book Co., Inc. (Specialty Retail)		8.625%	03/15/2012	600,000	528,000
Nebraska Book Co., Inc. (Specialty Retail)		10.000%	12/01/2011	525,000	525,000
Penske Automotive Group, Inc. (Specialty Retail)		7.750%	12/15/2016	1,275,000	1,306,875
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,075,000	1,138,156
Sally Holdings LLC / Sally Capital Inc. (Specialty Retail)		10.500%	11/15/2016	1,250,000	1,384,375

					77,380,122

CONSUMER STAPLES – 4.8%
General Nutrition Centers, Inc. (Food & Staples Retailing)	(d)(e)	5.750%	03/15/2014	1,350,000	1,343,250
General Nutrition Centers, Inc. (Food & Staples Retailing)		10.750%	03/15/2015	100,000	102,000
B&G Foods, Inc. (Food Products)		7.625%	01/15/2018	525,000	553,875
Darling International, Inc. (Food Products)	(b)	8.500%	12/15/2018	125,000	130,937
Dean Foods Co. (Food Products)		7.000%	06/01/2016	1,400,000	1,291,500
Dean Foods Co. (Food Products)	(b)	9.750%	12/15/2018	700,000	708,750
Michael Foods, Inc. (Food Products)	(b)	9.750%	07/15/2018	950,000	1,042,625
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		9.250%	04/01/2015	875,000	915,469
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		10.625%	04/01/2017	425,000	456,875
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		8.250%	09/01/2017	500,000	513,750
Reddy Ice Corp. (Food Products)		11.250%	03/15/2015	425,000	436,687
Reddy Ice Corp. (Food Products)		13.250%	11/01/2015	504,000	433,440
Smithfield Foods, Inc. (Food Products)		7.750%	05/15/2013	350,000	374,719
Smithfield Foods, Inc. (Food Products)		7.750%	07/01/2017	725,000	757,625
Smithfield Foods, Inc. (Food Products)	(b)	10.000%	07/15/2014	525,000	607,687
TreeHouse Foods, Inc. (Food Products)		7.750%	03/01/2018	325,000	353,031
Central Garden and Pet Co. (Household Products)		8.250%	03/01/2018	800,000	814,000
Spectrum Brands Holdings, Inc. (Household Products)	(b)	9.500%	06/15/2018	300,000	330,000
Spectrum Brands Holdings, Inc. (Household Products)	(d)	12.000%	08/28/2019	1,221,650	1,369,775
Prestige Brands, Inc. (Personal Products)	(b)	8.250%	04/01/2018	400,000	416,000

					12,951,995

ENERGY – 8.4%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.125%	04/15/2016	850,000	828,750
Cie Generale de Geophysique-Veritas (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,133,000
Cie Generale de Geophysique-Veritas (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	438,000
Complete Production Services, Inc. (Energy Equip. & Svs.)		8.000%	12/15/2016	600,000	624,000
Crosstex Energy LP / Crosstex Energy Finance Corp. (Energy Equip. & Svs.)		8.875%	02/15/2018	1,275,000	1,372,219
Frac Tech Services LLC / Frac Tech Finance, Inc. (Energy Equip. & Svs.)	(b)	7.125%	11/15/2018	125,000	127,187

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

ENERGY (continued)
PHI, Inc. (Energy Equip. & Svs.)	(b)	8.625%	10/15/2018	$775,000	$798,250
Aquilex Holdings LLC / Aquilex Finance Corp. (Oil, Gas & Consumable Fuels)		11.125%	12/15/2016	575,000	585,062
ATP Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	(b)	11.875%	05/01/2015	950,000	902,500
Berry Petroleum Co. (Oil, Gas & Consumable Fuels)		6.750%	11/01/2020	150,000	151,125
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	425,000	432,437
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		9.500%	02/15/2015	600,000	679,500
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	08/15/2020	250,000	247,500
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	08/15/2018	325,000	331,500
Coffeyville Resources LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	10.875%	04/01/2017	825,000	891,000
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	539,437
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		8.250%	02/15/2020	273,000	297,570
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)		9.750%	03/01/2016	125,000	140,000
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	850,000	879,750
EXCO Resources, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2018	825,000	812,625
Hilcorp Energy I LP / Hilcorp Finance Co. (Oil, Gas & Consumable Fuels)	(b)	7.750%	11/01/2015	400,000	415,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	03/01/2015	650,000	646,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/15/2014	625,000	637,500
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)		8.750%	03/01/2015	425,000	454,750
Inergy LP / Inergy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.000%	10/01/2018	250,000	253,125
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	8.625%	04/15/2020	675,000	730,687
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		11.750%	05/15/2017	200,000	230,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.750%	02/01/2021	500,000	515,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.750%	04/15/2018	1,350,000	1,468,125
Niska Gas Storage US LLC / Niska Gas Storage Canada ULC (Oil, Gas & Consumable Fuels)	(b)	8.875%	03/15/2018	1,125,000	1,209,375
Petrohawk Energy Corp. (Oil, Gas & Consumable Fuels)		7.250%	08/15/2018	1,025,000	1,040,375
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2018	300,000	320,431
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.000%	03/15/2017	125,000	129,062
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2015	600,000	628,500
Range Resources Corp. (Oil, Gas & Consumable Fuels)		6.375%	03/15/2015	100,000	102,500
Range Resources Corp. (Oil, Gas & Consumable Fuels)		7.500%	05/15/2016	150,000	156,375
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	279,812
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		9.375%	06/01/2016	600,000	661,500
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	8.000%	06/01/2018	250,000	255,000
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	9.875%	05/15/2016	100,000	106,250
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	225,000	228,375

					22,679,904

FINANCIALS – 9.7%
Nuveen Investments, Inc. (Capital Markets)		10.500%	11/15/2015	1,900,000	1,952,250
Pinafore LLC (Capital Markets)	(b)	9.000%	10/01/2018	625,000	678,125
CIT Group, Inc. (Commercial Banks)		7.000%	05/01/2017	5,500,000	5,527,500
Ally Financial, Inc. (Consumer Finance)		7.000%	02/01/2012	625,000	653,125
Ally Financial, Inc. (Consumer Finance)		6.875%	09/15/2011	800,000	826,000
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	260,000	281,450
Ally Financial, Inc. (Consumer Finance)	(b)	7.500%	09/15/2020	250,000	263,437
Ally Financial, Inc. (Consumer Finance)	(b)	6.250%	12/01/2017	300,000	300,375
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	2,425,000	2,673,562
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	410,625
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	12/15/2016	3,425,000	3,831,873
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	650,000	716,646
Ford Motor Credit Co. LLC (Consumer Finance)		7.500%	08/01/2012	400,000	425,442
Ford Motor Credit Co. LLC (Consumer Finance)		8.125%	01/15/2020	150,000	174,799
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	550,000	587,125
Interactive Data Corp. (Diversified Financial Svs.)	(b)	10.250%	08/01/2018	725,000	797,500
International Lease Finance Corp. (Diversified Financial Svs.)	(b)	8.750%	03/15/2017	2,425,000	2,606,875
International Lease Finance Corp. (Diversified Financial Svs.)	(b)	8.625%	09/15/2015	450,000	484,875
International Lease Finance Corp. (Diversified Financial Svs.)		8.875%	09/01/2017	250,000	270,937
International Lease Finance Corp. (Diversified Financial Svs.)		8.250%	12/15/2020	275,000	283,594
Trans Union LLC / TransUnion Financing Corp. (Diversified Financial Svs.)	(b)	11.375%	06/15/2018	350,000	400,750
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	580,937
Host Hotels & Resorts LP (Real Estate Investment Trusts)		7.125%	11/01/2013	112,000	114,240
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.375%	03/15/2015	175,000	178,500
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	100,000	102,625
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.875%	11/01/2014	250,000	258,750
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	325,000	338,367
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		6.750%	04/01/2017	375,000	393,423
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		6.500%	06/01/2016	225,000	234,254

					26,347,961

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

HEALTH CARE – 9.0%
Alere, Inc. (Health Care Equip. & Supplies)		7.875%	02/01/2016	$525,000	$528,937
Alere, Inc. (Health Care Equip. & Supplies)		9.000%	05/15/2016	925,000	957,375
Bausch & Lomb, Inc. (Health Care Equip. & Supplies)		9.875%	11/01/2015	950,000	1,021,250
Biomet, Inc. (Health Care Equip. & Supplies)		11.625%	10/15/2017	2,425,000	2,691,750
VWR Funding, Inc. (Health Care Equip. & Supplies)	(d)	10.250%	07/15/2015	1,804,843	1,904,109
CRC Health Corp. (Health Care Providers & Svs.)		10.750%	02/01/2016	550,000	554,125
Fresenius US Finance II, Inc. (Health Care Providers & Svs.)	(b)	9.000%	07/15/2015	325,000	373,750
HCA Holdings, Inc. (Health Care Providers & Svs.)	(b)	7.750%	05/15/2021	400,000	401,000
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	208,125
HCA, Inc. (Health Care Providers & Svs.)		9.250%	11/15/2016	550,000	588,156
HCA, Inc. (Health Care Providers & Svs.)	(d)	9.625%	11/15/2016	4,251,516	4,565,065
HCA, Inc. (Health Care Providers & Svs.)		7.875%	02/15/2020	275,000	295,625
HCA, Inc. (Health Care Providers & Svs.)		9.875%	02/15/2017	225,000	248,625
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,275,000	1,357,875
National Mentor Holdings, Inc. (Health Care Providers & Svs.)		11.250%	07/01/2014	825,000	841,500
Omnicare, Inc. (Health Care Providers & Svs.)		6.875%	12/15/2015	775,000	792,438
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	475,000	491,625
United Surgical Partners International, Inc. (Health Care Providers & Svs.)	(d)	9.250%	05/01/2017	1,250,000	1,306,250
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(d)	8.500%	06/01/2015	1,150,000	1,187,375
Universal Hospital Services, Inc. (Health Care Providers & Svs.)	(e)	3.834%	06/01/2015	150,000	138,000
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	1,450,000	1,493,500
Yankee Acquisition Corp. (Health Care Providers & Svs.)		8.500%	02/15/2015	200,000	209,000
Yankee Acquisition Corp. (Health Care Providers & Svs.)		9.750%	02/15/2017	1,725,000	1,806,938
Bio-Rad Laboratories, Inc. (Life Sciences Tools & Svs.)		8.000%	09/15/2016	300,000	327,000

					24,289,393

INDUSTRIALS – 11.8%
Alliant Techsystems, Inc. (Aerospace & Defense)		6.750%	04/01/2016	500,000	520,625
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. (Aerospace & Defense)		9.750%	04/01/2017	200,000	114,500
L-3 Communications Corp. (Aerospace & Defense)		6.375%	10/15/2015	225,000	232,875
Sequa Corp. (Aerospace & Defense)	(b)	11.750%	12/01/2015	300,000	322,500
Sequa Corp. (Aerospace & Defense)	(b)	13.500%	12/01/2015	183,054	198,842
TransDigm, Inc. (Aerospace & Defense)	(b)	7.750%	12/15/2018	1,475,000	1,534,000
CEVA Group PLC (Air Freight & Logistics)	(b)	11.625%	10/01/2016	300,000	330,750
CHC Helicopter SA (Air Freight & Logistics)	(b)	9.250%	10/15/2020	625,000	650,000
Associated Materials LLC (Building Products)	(b)	9.125%	11/01/2017	100,000	104,750
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	230,063
Nortek, Inc. (Building Products)		11.000%	12/01/2013	725,000	775,750
Nortek, Inc. (Building Products)	(b)	10.000%	12/01/2018	425,000	440,938
Ply Gem Industries, Inc. (Building Products)		11.750%	06/15/2013	600,000	645,000
RBS Global, Inc. / Rexnord LLC (Building Products)		8.500%	05/01/2018	1,250,000	1,334,375
Thermon Industries, Inc. (Building Products)	(b)	9.500%	05/01/2017	575,000	615,250
Altegrity, Inc. (Commercial Svs. & Supplies)	(b)	11.750%	05/01/2016	625,000	641,406
Altegrity, Inc. (Commercial Svs. & Supplies)	(b)	10.500%	11/01/2015	425,000	438,281
ARAMARK Corp. (Commercial Svs. & Supplies)		8.500%	02/01/2015	900,000	945,000
ARAMARK Corp. (Commercial Svs. & Supplies)	(e)	3.787%	02/01/2015	250,000	245,625
Diversey Holdings, Inc. (Commercial Svs. & Supplies)		10.500%	05/15/2020	975,000	1,126,125
Diversey, Inc. (Commercial Svs. & Supplies)		8.250%	11/15/2019	350,000	381,500
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	950,000	1,023,625
Global Cash Access, Inc. / Global Cash Finance Corp. (Commercial Svs. & Supplies)		8.750%	03/15/2012	300,000	303,000
KAR Auction Services, Inc. (Commercial Svs. & Supplies)		8.750%	05/01/2014	1,000,000	1,045,000
KAR Auction Services, Inc. (Commercial Svs. & Supplies)		10.000%	05/01/2015	7,000	7,455
Maxim Crane Works LP (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	625,000	610,156
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		9.500%	12/01/2014	375,000	395,625
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)	(b)	10.000%	07/15/2017	175,000	197,750
RSC Equipment Rental, Inc. / RSC Holdings III LLC (Commercial Svs. & Supplies)		10.250%	11/15/2019	475,000	532,000
SGS International, Inc. (Commercial Svs. & Supplies)		12.000%	12/15/2013	900,000	931,500
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	925,000	945,813
West Corp. (Commercial Svs. & Supplies)		11.000%	10/15/2016	1,325,000	1,444,250
West Corp. (Commercial Svs. & Supplies)	(b)	8.625%	10/01/2018	175,000	186,375
West Corp. (Commercial Svs. & Supplies)	(b)	7.875%	01/15/2019	800,000	816,000
Atkore International, Inc. (Electrical Equip.)	(b)	9.875%	01/01/2018	275,000	287,375
Baldor Electric Co. (Electrical Equip.)		8.625%	02/15/2017	875,000	984,375
Belden, Inc. (Electrical Equip.)		7.000%	03/15/2017	450,000	457,875
Belden, Inc. (Electrical Equip.)		9.250%	06/15/2019	200,000	220,250
General Cable Corp. (Electrical Equip.)		7.125%	04/01/2017	600,000	621,000
International Wire Group, Inc. (Electrical Equip.)	(b)	9.750%	04/15/2015	625,000	656,250
Sensus USA, Inc. (Electrical Equip.)		8.625%	12/15/2013	525,000	535,500
Viasystems, Inc. (Electrical Equip.)	(b)	12.000%	01/15/2015	525,000	589,313

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

INDUSTRIALS (continued)
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	$200,000	$213,250
ArvinMeritor, Inc. (Machinery)		10.625%	03/15/2018	775,000	875,750
Case New Holland, Inc. (Machinery)	(b)	7.875%	12/01/2017	225,000	246,938
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	525,000	509,250
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	600,000	666,000
Navistar International Corp. (Machinery)		8.250%	11/01/2021	400,000	432,000
Stena AB (Marine)		7.000%	12/01/2016	175,000	172,375
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)		9.625%	03/15/2018	925,000	1,001,312
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (Road & Rail)	(b)	8.250%	01/15/2019	575,000	583,625
Hertz Corp. / The (Road & Rail)		8.875%	01/01/2014	800,000	822,000
Hertz Corp. / The (Road & Rail)	(b)	7.500%	10/15/2018	100,000	104,250
Hertz Corp. / The (Road & Rail)	(b)	7.375%	01/15/2021	475,000	482,125
Kansas City Southern Railway (Road & Rail)		8.000%	06/01/2015	250,000	270,000
Interline Brands, Inc. (Trading Companies & Distributors)		8.125%	06/15/2014	400,000	416,480
Interline Brands, Inc. (Trading Companies & Distributors)	(b)	7.000%	11/15/2018	250,000	255,000

					31,668,997

INFORMATION TECHNOLOGY – 8.1%
Seagate HDD Cayman (Computers & Peripherals)	(b)	6.875%	05/01/2020	375,000	360,000
Seagate HDD Cayman (Computers & Peripherals)	(b)	7.750%	12/15/2018	400,000	407,000
Seagate Technology HDD Holdings (Computers & Peripherals)		6.800%	10/01/2016	575,000	580,750
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	12.250%	05/01/2016	775,000	826,344
Kemet Corp. (Electronic Equip., Instr. & Comp.)	(b)	10.500%	05/01/2018	700,000	756,000
Bankrate, Inc. (Internet Software & Svs.)	(b)	11.750%	07/15/2015	500,000	557,500
Terremark Worldwide, Inc. (Internet Software & Svs.)		12.000%	06/15/2017	875,000	1,006,250
Ceridian Corp. (IT Svs.)		11.250%	11/15/2015	575,000	572,125
Compucom Systems, Inc. (IT Svs.)	(b)	12.500%	10/01/2015	1,125,000	1,215,000
Fidelity National Information Services, Inc. (IT Svs.)	(b)	7.625%	07/15/2017	1,025,000	1,083,938
Fidelity National Information Services, Inc. (IT Svs.)	(b)	7.875%	07/15/2020	125,000	132,813
iPayment, Inc. (IT Svs.)		9.750%	05/15/2014	350,000	330,750
Lender Processing Services, Inc. (IT Svs.)		8.125%	07/01/2016	700,000	721,000
Mantech International Corp. (IT Svs.)		7.250%	04/15/2018	200,000	210,000
Stream Global Services, Inc. (IT Svs.)		11.250%	10/01/2014	775,000	784,688
SunGard Data Systems, Inc. (IT Svs.)		10.250%	08/15/2015	1,250,000	1,317,188
SunGard Data Systems, Inc. (IT Svs.)		10.625%	05/15/2015	975,000	1,079,813
SunGard Data Systems, Inc. (IT Svs.)	(b)	7.375%	11/15/2018	175,000	176,750
SunGard Data Systems, Inc. (IT Svs.)	(b)	7.625%	11/15/2020	175,000	178,063
Unisys Corp. (IT Svs.)		12.500%	01/15/2016	225,000	250,875
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(b)	7.750%	08/01/2020	175,000	182,438
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		8.125%	12/15/2017	725,000	772,125
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	801,125
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	10.750%	08/01/2020	1,125,000	1,231,875
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	980,500
Spansion LLC (Semiconductors & Equip.)	(b)	7.875%	11/15/2017	700,000	696,500
Activant Solutions, Inc. (Software)		9.500%	05/01/2016	725,000	732,250
Allen Systems Group, Inc. (Software)	(b)	10.500%	11/15/2016	725,000	734,063
Aspect Software, Inc. (Software)	(b)	10.625%	05/15/2017	950,000	979,688
Serena Software, Inc. (Software)		10.375%	03/15/2016	850,000	873,375
SS&C Technologies, Inc. (Software)		11.750%	12/01/2013	325,000	337,188
SSI Investments II / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	975,000	1,062,750

					21,930,724

MATERIALS – 9.5%
Ashland, Inc. (Chemicals)		9.125%	06/01/2017	600,000	694,500
Celanese U.S. Holdings LLC (Chemicals)	(b)	6.625%	10/15/2018	150,000	155,250
CF Industries, Inc. (Chemicals)		6.875%	05/01/2018	75,000	80,438
Ferro Corp. (Chemicals)		7.875%	08/15/2018	500,000	530,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	1,150,000	1,234,813
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC (Chemicals)	(b)	9.000%	11/15/2020	250,000	265,000
Huntsman International LLC (Chemicals)		5.500%	06/30/2016	725,000	705,063
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	550,000	600,875
Huntsman International LLC (Chemicals)	(b)	8.625%	03/15/2021	525,000	569,625
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	575,000	619,563
Momentive Performance Materials, Inc. (Chemicals)	(b)	9.000%	01/15/2021	675,000	713,813
Nalco Co. (Chemicals)		8.250%	05/15/2017	575,000	626,031
Nalco Co. (Chemicals)	(b)	6.625%	01/15/2019	250,000	256,875
Nalco Finance Holdings, Inc. (Chemicals)	(f)	9.000%	02/01/2014	66,000	67,650
Omnova Solutions, Inc. (Chemicals)	(b)	7.875%	11/01/2018	250,000	253,125

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

MATERIALS (continued)
OXEA Finance (Chemicals)	(b)	9.500%	07/15/2017	$700,000	$762,125
Scotts Miracle-Gro Co. / The (Chemicals)	(b)	6.625%	12/15/2020	550,000	552,750
Solutia, Inc. (Chemicals)		8.750%	11/01/2017	1,025,000	1,127,500
Solutia, Inc. (Chemicals)		7.875%	03/15/2020	150,000	161,250
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	108,402
Union Carbide Corp. (Chemicals)		7.500%	06/01/2025	50,000	51,973
Vertellus Specialties, Inc. (Chemicals)	(b)	9.375%	10/01/2015	375,000	398,438
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,000,000	1,045,000
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	675,000	680,063
BWAY Holding Co. (Containers & Packaging)	(b)	10.000%	06/15/2018	900,000	975,375
BWAY Parent Co., Inc. (Containers & Packaging)	(b)(d)	10.125%	11/01/2015	525,000	532,875
Cascades, Inc. (Containers & Packaging)		7.875%	01/15/2020	400,000	420,000
Crown Americas LLC / Crown Americas Capital Corp. II (Containers & Packaging)		7.625%	05/15/2017	75,000	80,625
Crown Americas LLC / Crown Americas Capital Corp. (Containers & Packaging)		7.750%	11/15/2015	1,050,000	1,097,250
Graham Packaging Co. LP / GPC Capital Corp. I (Containers & Packaging)		8.250%	10/01/2018	425,000	448,375
Graham Packaging Co. LP / GPC Capital Corp. I (Containers & Packaging)		8.250%	01/01/2017	1,200,000	1,254,000
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	08/15/2013	460,000	471,500
Graphic Packaging International, Inc. (Containers & Packaging)		9.500%	06/15/2017	950,000	1,041,438
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	522,500
Owens-Brockway Glass Container, Inc. (Containers & Packaging)		7.375%	05/15/2016	200,000	213,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	9.000%	04/15/2019	550,000	572,688
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.125%	04/15/2019	175,000	178,938
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.750%	10/15/2016	1,100,000	1,168,750
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	8.500%	05/15/2018	775,000	782,750
Rock-Tenn Co. (Containers & Packaging)		9.250%	03/15/2016	450,000	492,750
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	301,125
Aleris International, Inc. (Acquired 12/13/2006 through 05/30/2007, Cost $256,970) (Metals & Mining)	(a)(h)(i)	10.000%	12/15/2016	250,000	628
Aleris International, Inc. (Acquired 12/13/2006, Cost $175,000) (Metals & Mining)	(a)(h)(i)	9.000%	12/15/2014	175,000	788
Boise Paper Holdings LLC Co. (Paper & Forest Products)		9.000%	11/01/2017	875,000	960,313
Clearwater Paper Corp. (Paper & Forest Products)		10.625%	06/15/2016	125,000	143,438
Clearwater Paper Corp. (Paper & Forest Products)	(b)	7.125%	11/01/2018	125,000	129,688
Georgia-Pacific LLC (Paper & Forest Products)	(b)	8.250%	05/01/2016	900,000	1,020,375
NewPage Corp. (Paper & Forest Products)		11.375%	12/31/2014	225,000	212,625
PE Paper Escrow GmbH (Paper & Forest Products)	(b)	12.000%	08/01/2014	375,000	434,498

					25,716,914

TELECOMMUNICATION SERVICES – 5.0%
Clear Channel Worldwide Holdings, Inc. (Diversified Telecom. Svs.)		9.250%	12/15/2017	925,000	1,017,500
Clear Channel Worldwide Holdings, Inc. (Diversified Telecom. Svs.)		9.250%	12/15/2017	325,000	355,063
GXS Worldwide, Inc. (Diversified Telecom. Svs.)		9.750%	06/15/2015	1,050,000	1,042,125
tw telecom holdings, Inc. (Diversified Telecom. Svs.)		8.000%	03/01/2018	375,000	400,313
Windstream Corp. (Diversified Telecom. Svs.)		8.125%	09/01/2018	950,000	1,002,250
Buccaneer Merger Sub, Inc. (Wireless Telecom. Svs.)	(b)	9.125%	01/15/2019	100,000	103,750
Digicel Group Ltd. (Acquired 01/09/2009 through 07/15/2009, Cost $339,432) (Wireless Telecom. Svs.)	(b)(g)(i)	8.875%	01/15/2015	425,000	431,375
Digicel Group Ltd. (Acquired 02/22/2007 through 07/01/2010, Cost $966,555) (Wireless Telecom. Svs.)	(b)(g)(i)	9.125%	01/15/2015	987,000	1,004,273
Digicel Ltd. (Acquired 03/06/2009 through 01/05/2010, Cost $654,007) (Wireless Telecom. Svs.)	(b)(g)(i)	12.000%	04/01/2014	650,000	758,875
Digicel Ltd. (Acquired 11/23/2009 through 06/25/2010, Cost $413,931) (Wireless Telecom. Svs.)	(b)(g)(i)	8.250%	09/01/2017	425,000	437,750
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	800,000	834,000
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	450,000	429,750
Nextel Communications, Inc. (Wireless Telecom. Svs.)		7.375%	08/01/2015	1,200,000	1,207,500
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	3,450,000	3,424,125
Sprint Nextel Corp. (Wireless Telecom. Svs.)		6.000%	12/01/2016	725,000	704,156
Sprint Nextel Corp. (Wireless Telecom. Svs.)		8.375%	08/15/2017	325,000	350,188

					13,502,993

UTILITIES – 2.5%
Edison Mission Energy (Electric Utilities)		7.750%	06/15/2016	250,000	216,250
Edison Mission Energy (Electric Utilities)		7.000%	05/15/2017	500,000	398,750
Energy Future Intermediate Holding Co. LLC, Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	518,137
NV Energy, Inc. (Electric Utilities)		6.750%	08/15/2017	425,000	440,700
Texas Competitive Electric Holdings Co. LLC (Electric Utilities)		10.250%	11/01/2015	850,000	484,500
AmeriGas Partners LP (Gas Utilities)		7.250%	05/20/2015	425,000	438,813
AmeriGas Partners LP / AmeriGas Eagle Finance Corp. (Gas Utilities)		7.125%	05/20/2016	400,000	416,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.500%	05/01/2021	250,000	245,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	03/15/2020	200,000	214,500
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	800,000	792,000

(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

UTILITIES (continued)
Dynegy Holdings, Inc. (Ind. Power Prod. & Energy Traders)		7.750%	06/01/2019	$525,000	$353,063
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.250%	02/01/2014	175,000	178,938
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.375%	02/01/2016	775,000	796,313
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.375%	01/15/2017	200,000	206,500
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	8.250%	09/01/2020	750,000	772,500
FPL Energy National Wind Portfolio LLC (Multi-Utilities)	(b)	6.125%	03/25/2019	217,144	206,439

					6,678,403

Total Corporate Bonds (Cost $247,588,056)					$263,147,406

Convertible Bonds – 0.1%		Rate	Maturity	Face Amount	Value

INDUSTRIALS – 0.1%
School Specialty, Inc. (Professional Svs.)		3.750%	11/30/2026	$225,000	$220,500

Total Convertible Bonds (Cost $206,865)					$220,500

Preferred Stocks – 0.1%				Shares	Value

FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$327,024

Total Preferred Stocks (Cost $0)					$327,024

Other – 0.0%				Shares	Value

SuperMedia, Inc. Litigation Trust Interests (Acquired 01/04/2010, Cost $0)	(a)(c)(i)			625,000	$4,688

Total Other (Cost $0)					$4,688

Total Investments (Cost $247,794,921) – 97.7%	(j)				$263,699,618
Other Assets in Excess of Liabilities – 2.3%					6,087,545

Net Assets – 100.0%					$269,787,163

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At December 31, 2010, the value of these securities totaled $89,032,918 or 33.0% of the Portfolio’s net assets. Unless also noted with (i), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at December 31, 2010. As discussed in Note 2 of the Notes to Financial of Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. This security represents $4,688 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Coupon stated is the rate stated for the cash option.

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly, or semi-annually, in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2010.

(f)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at December 31, 2010.

(g)	Denotes a restricted security that is subject to a contractual restriction on public sales. At December 31, 2010, the value of these securities totaled $2,632,273 or 1.0% of the Portfolio’s net assets.

(h)	Represents a security that is in default. Unless also noted by (i), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(i)	Represents a security deemed to be illiquid. At December 31, 2010, the value of illiquid securities in the Portfolio totaled $2,638,377 or 1.0% of the Portfolio’s net assets.

(j)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Capital Growth Portfolio

 Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing in and actively managing equity securities of small-cap growth companies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	36.42%
Five years	9.43%
Ten years	2.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Capital Growth Portfolio returned 36.42% versus 29.09% for the current benchmark, the Russell 2000 Growth Index.

To end the year, small cap equities continued the sharp rally that began in late August; broadly reflecting a surge in takeover activity, a rebound from overly pessimistic sentiment earlier in the year, and a capitulation by the Obama administration on effective tax increases. Notably, the rally seemingly began after the Federal Reserve’s announcement of a second round of quantitative easing (QEII). We think the positive benefit to the stock market was an intended consequence of the Federal Reserve’s decision. With interest rates already so low, the Federal Reserve must believe pushing people out on the risk curve and bringing money back into the equity markets is the only way to improve consumer net worth and confidence.

The Russell 2000 Growth Index appreciated 29.09% in 2010, with growth outperforming value (the Russell 2000 Value Index finished up 24.5 percent). All sectors in the benchmark posted strong returns, with the majority of returns coming from the back half of the year. Energy (44.0 percent), Information Technology (37.0 percent), Materials (33.2 percent) and Consumer Discretionary (32.5 percent) were up most significantly while even the relative laggards — Financials (10.7 percent), Industrials (13.8 percent) and Health Care (22.5 percent) — were also up double-digits. Utilities, a tiny sector that makes up less than one-fifth of one percent of the index, was up only 2.9 percent.

The Portfolio significantly outperformed the benchmark. The Portfolio had very strong absolute and relative returns, finishing ahead of the index in Energy, Consumer Discretionary, Information Technology and Materials. The top five stocks for the year were Rovi Corp., Riverbed Technology, Inc., TIBCO Software, Inc., Lufkin Industries, Inc. and Netezza Corp. Shares of Rovi Corp., a provider of television guides for set-top boxes, appreciated due to a new patent license agreement with Apple, Inc. Rovi Corp. will receive license fees for Apple, Inc.’s use of Rovi Corp.’s patents in its AppleTV platform. We believe this bodes well for Rovi Corp.’s ability to earn license fees from other companies with streaming on-line video technologies. Riverbed Technology, Inc. sells hardware and software appliances that help reduce network-bandwidth costs and accelerate the delivery of application data across corporate networks. The company is seeing very high growth rates with an exceptionally strong competitive position. TIBCO Software, Inc., a provider of enterprise middleware software, has had strong results and has also been discussed as a potential acquisition candidate. Lufkin Industries, Inc. manufactures pump jacks with a focus on products with enhanced oil recovery. The stock has benefited from strong oil prices and an increase in the number of active drilling rigs. IBM acquired Netezza Corp., a vendor of data-warehouse appliances that help facilitate business-intelligence analytics software, for $27 per share.(1)

We had positive absolute returns across all sectors, though Financials and Industrials were our most significant underperforming sectors on a relative basis. Our worst-performing stocks were FormFactor, Inc., Compellent Technologies, Inc., Genoptix, Inc., Amedisys, Inc., and ON Semiconductor Corp. FormFactor, Inc., a supplier of testing equipment for computer memory, was supposed to benefit from a recovery in sales of computers and servers. However, the company has had several execution missteps, including trying to transition manufacturing to a lower-cost region during the recovery. We sold the stock. Compellent Technologies, Inc. disappointed investors with a deceleration in revenue growth and increased operating expenses. We sold the stock fearing those trends could continue. Genoptix, Inc. is an independent clinical laboratory. It has grown very rapidly, consistently beating estimates, but it hired a significant number of new sales representatives in anticipation of ongoing growth. The stock has recently recovered some of the ground lost this year with solid returns in the fourth quarter. Amedisys, Inc. is the country’s largest provider of home-care services. The Senate Finance Committee and Securities and Exchange Commission (SEC) are investigating companies in the industry over Medicare-reimbursement coding practices. Given the near-term uncertainty, we sold the stock. ON Semiconductor Corp. makes power- and data-management semiconductor components. We sold the stock due to continued gross margins pressure.(1)

Our overweight position in Energy reflects our positive view on the sector, as well as our recent strong stock selection that boosted weightings. Within the sector, we maintain our positive bias toward oil over natural gas, which remains oversupplied as the industry has fallen victim of its success in exploiting unconventional reservoirs to boost production. As a result, exploration-and-production (E&P) operators have shifted their focus to “liquids-rich” opportunities that offer superior returns given the current oil-to-gas price ratio of approximately 20 to 1 compared to an historic average of 6 to 1. In 2011, we believe these operators will apply the same technologies used in natural-gas drilling to significantly enhance the performance of oil wells and prove the commercial viability of untapped source rock in emerging areas such as the Williston Basin in North Dakota/Montana and the Permian Basin in Texas. A current holding that should benefit from this trend is Oasis Petroleum, Inc.(1)

Within the Industrials and Materials sectors, we continue to favor companies with exposure to aerospace and agriculture markets. Notwithstanding the delays in Boeing’s maligned 787 program, the aerospace industry shows continued improvement as global traffic continues to grow, aircraft production rates increase and previously retired aircraft are brought back into service. Against this backdrop, we believe Triumph Group, Inc. is well positioned and titanium producers such as RTI International Metals and Titanium Metals Corp. should begin to see an increase in order rates and mill utilization. Grain prices moved higher in the fourth quarter as dry weather in South America lowered expectations for the soybean

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

crop, which should further tighten global supplies. Fertilizer producer Intrepid Potash, Inc. should continue to benefit from improving farm economics.(1)

Within the Information Technology sector, we are cautiously optimistic that the macroeconomic recovery will continue. However, we do expect stock-price volatility to increase due to global economic concerns and more difficult year-over-year comparisons. We continue to focus on secular growth themes including: “cloud computing” (on-demand applications and infrastructure delivered over the Internet) with current holdings SuccessFactors, Inc. and Progress Software Corp.; increased workforce mobility (via smartphones and tablets) with EMS Technologies, Inc.; security software with holdings Fortinet, Inc. and NICE Systems Ltd.; and more sophisticated network-hardware-appliance and software-management tools to cope with increasing amounts of data and video traffic with holdings DTS, Inc., NetLogic Microsystems, Inc., Riverbed Technology, Inc., and Rovi Corp. We also expect to see continued acquisition activity as large-cap companies use their cash to bolster modest growth rates and consolidate strategic assets by acquiring small-cap and mid-cap growth companies. We believe we have identified prime takeout candidates and are well-positioned for the months ahead. In addition, we are finding attractive risk/reward investment profiles of medium-growth companies that we believe are likely to see accelerating fundamentals and are still reasonably valued, while hyper-growth companies appear relatively expensive, in our view. In the event of a market correction, we may increase our exposure to these hyper-growth companies at more reasonable valuations.(1)

Health care expenditures for 2010 likely will have grown about half as fast as they have previously. Health care expenditures have risen at a rate of 6 percent-7 percent per year over the past 50 years. For 2010, those expenditures may be up only 3 percent-4 percent. This reduction in growth has been traced to unemployment and a sluggish economy and their impact on insurance coverage and higher co-pays, which reduce healthcare utilization. The lower growth rate of health care expenditures has dampened the revenue growth of many health care industry groups, including pharmaceuticals, medical devices, medical and surgical supplies, hospitals, clinical laboratories, and hospital equipment providers.

Given this backdrop, we have a modest relative underweight in Health Care. However, we still believe there are several areas within Health Care that should show better-than-expected growth as we move into the first quarter of 2011. Health care information technology (IT), for example, is poised for growth, in our view. The American Recovery and Reinvestment Act (ARRA), among other factors, will provide billions of dollars in grants to be distributed to those who adopt electronic health records. The government has announced it will send the first stimulus checks in May 2011. That means health care IT vendors, such as Portfolio holdings Quality Systems, Inc. and Allscripts Healthcare Solutions, Inc., should soon show accelerating revenue growth. Congestive heart failure is one of the most expensive chronic conditions burdening America. It costs Americans an estimated $40 billion to treat this condition, primarily with drugs. But these therapies are only a “patch” as drugs lose their effectiveness. There are only two definitive therapies for congestive heart failure: heart transplants and left-ventricular-assist devices (LVADs). The lack of availability of donor hearts limits transplants to only around 2,500 each year; enough for a mere 1 percent of patients with late-stage heart failure. Portfolio holding Thoratec Corp. has the only FDA-approved LVAD for destination therapy.(1)

In Financial Services, we are currently biased toward names that have strong balance sheets (e.g., optionsXpress Holdings Inc.), a history of operational competence (e.g., Redwood Trust, Inc.), and/or a positive demand outlook (e.g., Dupont Fabros Technology, Inc.). The unemployment rate is not expected to fall below 9 percent in the near future and many of the unemployed have been jobless for more than six months. We believe this will continue to feed demand for services of the pawn-shop operator Cash America International, Inc. Changing capital requirements due to the Basel III standards, a new Consumer Financial Protection Bureau, and other regulatory developments could put pressure on firms without adequate capital, which is one of the reasons we like banks like UMB Financial Corp. that have been able to navigate the difficult past few years without needing emergency financing.(1)

Mature consumer stocks typically generate high levels of free-cash flow, making them attractive targets for leveraged buyouts. High-end hotels are beginning to see increased occupancy and pricing, which we believe should benefit Orient-Express Hotels Ltd. Casual restaurants, such as holdings BJ’s Restaurants, Inc. and Buffalo Wild Wings, Inc., are seeing higher traffic due to a shrinking industry and modest improvements in consumer confidence. Long-term holding Genesco, Inc. continues to grow its franchise in sporting goods (e.g., Lids). Also, continued expansion of gaming makes a case for strong performance from Bally Technologies, Inc. and Pinnacle Entertainment, Inc.(1)

Corporate America remains flush with cash, the bar for economic growth has been reset at lower levels, and investor sentiment remains generally pessimistic. With that said, a short-term correction — particularly in small caps — would not surprise us given the strength of the rally. However, we have no reason to believe most major indices won’t show solid gains for the full year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

 Change in Value of $10,000 Investment

	Capital Growth	Russell 2000
	Portfolio	Growth Index
12/31/2000	10000	10000
06/30/2001	9379	10004
12/31/2001	8539	9077
06/30/2002	6097	7503
12/31/2002	4948	6330
06/30/2003	5904	7554
12/31/2003	6932	9403
06/30/2004	7492	9937
12/31/2004	8298	10748
06/30/2005	8168	10363
12/31/2005	8515	11195
06/30/2006	9225	11874
12/31/2006	10229	12689
06/30/2007	11875	13873
12/31/2007	11378	13583
06/30/2008	10716	12370
12/31/2008	7241	8348
06/30/2009	7849	9296
12/31/2009	9794	11226
06/30/2010	9814	10966
12/31/2010	13362	14491

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	99.2
Money Market Funds Less Net Liabilities	0.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Lufkin Industries, Inc.	3.1
2.	Genesco, Inc.	2.9
3.	Rovi Corp.	2.6
4.	Riverbed Technology, Inc.	2.2
5.	Vitamin Shoppe, Inc.	2.2
6.	WABCO Holdings., Inc.	2.2
7.	GrafTech International Ltd.	2.1
8.	Huntsman Corp.	2.0
9.	TIBCO Software, Inc.	2.0
10.	DTS, Inc.	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	26.5
Consumer Discretionary	20.3
Health Care	16.4
Industrials	16.1
Energy	7.5
Materials	5.6
Financials	5.0
Consumer Staples	1.8

99.2

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 99.2%		Shares	Value

CONSUMER DISCRETIONARY – 20.3%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	66,528	$855,550
Gentex Corp. (Auto Components)		19,060	563,414
Sotheby’s (Diversified Consumer Svs.)		16,600	747,000
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	20,431	861,984
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	26,000	921,180
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	8,095	354,966
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	28,175	365,993
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	42,039	589,387
Shuffle Master, Inc. (Hotels, Restaurants & Leisure)	(a)	77,946	892,482
Universal Electronics, Inc. (Household Durables)	(a)	25,136	713,108
Chico’s FAS, Inc. (Specialty Retail)		53,630	645,169
Genesco, Inc. (Specialty Retail)	(a)	40,271	1,509,760
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	33,718	1,134,273
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	12,019	501,433

			10,655,699

CONSUMER STAPLES – 1.8%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	11,685	481,422
Herbalife Ltd. (Personal Products)		6,890	471,069

			952,491

ENERGY – 7.5%
Lufkin Industries, Inc. (Energy Equip. & Svs.)		25,680	1,602,175
OYO Geospace Corp. (Energy Equip. & Svs.)	(a)	10,445	1,035,204
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	24,436	567,648
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	26,580	720,850

			3,925,877

FINANCIALS – 5.0%
Duff & Phelps Corp. Class A (Capital Markets)		21,180	357,095
optionsXpress Holdings, Inc. (Capital Markets)		16,810	263,413
UMB Financial Corp. (Commercial Banks)		5,200	215,384
Cash America International, Inc. (Consumer Finance)		23,628	872,582
DuPont Fabros Technology, Inc. (Real Estate Investment Trusts)		10,845	230,673
Redwood Trust, Inc. (Real Estate Investment Trusts)		26,406	394,241
MGIC Investment Corp. (Thrifts & Mortgage Finance)	(a)	27,877	284,067

			2,617,455

HEALTH CARE – 16.4%
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	21,260	572,532
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	11,565	379,679
Seattle Genetics, Inc. (Biotechnology)	(a)	20,510	306,624
American Medical Systems Holdings, Inc. (Health Care Equip. & Supplies)	(a)	35,785	674,905
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	12,675	393,685
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	16,515	689,997
Thoratec Corp. (Health Care Equip. & Supplies)	(a)	24,814	702,732
Catalyst Health Solutions, Inc. (Health Care Providers & Svs.)	(a)	8,834	410,693
Centene Corp. (Health Care Providers & Svs.)	(a)	19,421	492,128
Genoptix, Inc. (Health Care Providers & Svs.)	(a)	17,145	326,098
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	34,089	656,895
MedAssets, Inc. (Health Care Technology)	(a)	26,426	533,541
Quality Systems, Inc. (Health Care Technology)		10,162	709,511
Vital Images, Inc. (Health Care Technology)	(a)	17,925	250,591
Bruker Corp. (Life Sciences Tools & Svs.)	(a)	37,304	619,246
ICON PLC – ADR (Life Sciences Tools & Svs.)	(a)	20,883	457,338
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	9,245	434,145

			8,610,340

INDUSTRIALS – 16.1%
Triumph Group, Inc. (Aerospace & Defense)		5,697	509,369
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	9,315	520,056
JetBlue Airways Corp. (Airlines)	(a)	75,605	499,749
Geo Group, Inc. / The (Commercial Svs. & Supplies)	(a)	37,375	921,667
Waste Connections, Inc. (Commercial Svs. & Supplies)		29,622	815,494
Northwest Pipe Co. (Construction & Engineering)	(a)	15,825	380,275
GrafTech International Ltd. (Electrical Equip.)	(a)	54,805	1,087,331
Regal-Beloit Corp. (Electrical Equip.)		11,067	738,833
ArvinMeritor, Inc. (Machinery)	(a)	38,150	782,838
WABCO Holdings, Inc. (Machinery)	(a)	18,506	1,127,571
FTI Consulting, Inc. (Professional Svs.)	(a)	14,107	525,909
Landstar System, Inc. (Road & Rail)		12,690	519,529

			8,428,621

INFORMATION TECHNOLOGY – 26.5%
EMS Technologies, Inc. (Communications Equip.)	(a)	27,785	549,587
Riverbed Technology, Inc. (Communications Equip.)	(a)	32,545	1,144,608
Coherent, Inc. (Electronic Equip., Instr. & Comp.)	(a)	17,095	771,668
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,130	1,036,426
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	15,630	369,337
Netlogic Microsystems, Inc. (Semiconductors & Equip.)	(a)	18,135	569,620
Teradyne, Inc. (Semiconductors & Equip.)	(a)	37,075	520,533
Varian Semiconductor Equipment Associates, Inc. (Semiconductors & Equip.)	(a)	16,575	612,778
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	12,130	521,105
ANSYS, Inc. (Software)	(a)	16,730	871,131
Compuware Corp. (Software)	(a)	62,113	724,859
Fortinet, Inc. (Software)	(a)	15,731	508,898
Informatica Corp. (Software)	(a)	23,095	1,016,873
NICE Systems Ltd. – ADR (Software)	(a)	15,257	532,469
Progress Software Corp. (Software)	(a)	14,418	610,170
Radiant Systems, Inc. (Software)	(a)	29,195	571,346
Rovi Corp. (Software)	(a)	22,330	1,384,683
SuccessFactors, Inc. (Software)	(a)	18,897	547,257
TIBCO Software, Inc. (Software)	(a)	52,721	1,039,131

			13,902,479

MATERIALS – 5.6%
Huntsman Corp. (Chemicals)		66,786	1,042,529
Intrepid Potash, Inc. (Chemicals)	(a)	15,807	589,443
Texas Industries, Inc. (Construction Materials)		12,570	575,455
RTI International Metals, Inc. (Metals & Mining)	(a)	13,771	371,542
Titanium Metals Corp. (Metals & Mining)	(a)	21,466	368,786

			2,947,755

Total Common Stocks (Cost $36,272,892)			$52,040,717

(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	December 31, 2010

Warrants – 0.0%		Quantity	Value

INFORMATION TECHNOLOGY – 0.0%
Lantronix, Inc. (Communications Equipment)
Expiration: February, 2011,
Exercise Price: $28.08	(a)(b)	305	$—

Total Warrants (Cost $0)			$—

Money Market Funds – 1.7%		Shares	Value

Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		860,000	$860,000

Total Money Market Funds (Cost $860,000)			$860,000

Total Investments – 100.9% (Cost $37,132,892)	(c)		$52,900,717
Liabilities in Excess of Other Assets – (0.9)%			(489,311)

Net Assets – 100.0%			$52,411,406

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Market quotations for these investments were not readily available at December 31, 2010. As discussed in Note 2 of the Notes to Financial Statements, prices for these issues were derived from estimates of fair market value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board. At December 31, 2010, the value of these securities totaled $0 or 0.0% of the Portfolio’s net assets.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

 Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	19.38%
Five years	6.12%
Ten years	-0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Nasdaq-100® Index Portfolio returned 19.38% versus 20.14% for the current benchmark, the Nasdaq-100® Index.

The correlation to the index for the year was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.

The largest contributors to the index return for 2010 were Apple, Inc., Baidu, Inc. — ADR, Oracle Corp., Amazon.com, Inc., and Starbucks Corp. The largest detractors for the index in 2010 were Microsoft Corp., Cisco Systems, Inc., Gilead Sciences, Inc., Research In Motion Ltd., and Google, Inc. Class A.(1)

2010 turned out to be a pretty good year for stocks. U.S. equity indexes had double digit returns, rallying the last several months of the year. This was due to the economy stabilizing, and the Federal Reserve’s continued stance on stimulative policies such as quantitative easing.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

 Change in Value of $10,000 Investment

	Nasdaq-100ﬁ Index	Nasdaq-100ﬁ Index
	Portfolio
12/31/2000	10000	10000
06/30/2001	7768	7817
12/31/2001	6733	6738
06/30/2002	4467	4494
12/31/2002	4221	4209
06/30/2003	5124	5145
12/31/2003	6241	6292
06/30/2004	6438	6508
12/31/2004	6865	6968
06/30/2005	6323	6434
12/31/2005	6963	7101
06/30/2006	6668	6814
12/31/2006	7423	7618
06/30/2007	8162	8404
12/31/2007	8803	9083
06/30/2008	7752	8022
12/31/2008	5108	5308
06/30/2009	6241	6496
12/31/2009	7850	8206
06/30/2010	7358	7699
12/31/2010	9372	9858

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the National Market tier of The NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	99.3
Exchange Traded Funds Less Net Liabilities	0.7

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	19.9
2.	QUALCOMM, Inc.	4.7
3.	Google, Inc. Class A	4.3
4.	Microsoft Corp.	4.0
5.	Oracle Corp.	3.2
6.	Amazon.com, Inc.	2.6
7.	Intel Corp.	2.0
8.	Cisco Systems, Inc.	1.9
9.	Teva Pharmaceutical Industries Ltd. – ADR	1.8
10.	Starbucks Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	64.0
Consumer Discretionary	15.7
Health Care	12.7
Industrials	3.5
Telecommunication Services	1.8
Consumer Staples	1.2
Materials	0.4

99.3

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 99.3%		Shares	Value

CONSUMER DISCRETIONARY – 15.7%
Apollo Group, Inc. Class A (Diversified Consumer Svs.)	(a)	3,975	$156,973
Ctrip.com International Ltd. – ADR (Hotels, Restaurants & Leisure)	(a)	4,050	163,822
Starbucks Corp. (Hotels, Restaurants & Leisure)		27,350	878,755
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		3,575	371,228
Garmin Ltd. (Household Durables)		4,750	147,202
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	7,900	1,422,000
Expedia, Inc. (Internet & Catalog Retail)		7,200	180,648
Liberty Media Corp. – Interactive (Internet & Catalog Retail)	(a)	14,575	229,848
NetFlix, Inc. (Internet & Catalog Retail)	(a)	1,325	232,802
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,375	549,381
Mattel, Inc. (Leisure Equip. & Products)		10,900	277,187
Comcast Corp. Class A (Media)		38,447	844,681
DIRECTV Class A (Media)	(a)	16,100	642,873
News Corp. Class A (Media)		37,900	551,824
Virgin Media, Inc. (Media)		8,750	238,350
Dollar Tree, Inc. (Multiline Retail)	(a)	3,500	196,280
Sears Holdings Corp. (Multiline Retail)	(a)	3,050	224,937
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	9,250	454,637
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	3,700	223,554
Ross Stores, Inc. (Specialty Retail)		3,225	203,981
Staples, Inc. (Specialty Retail)		12,900	293,733
Urban Outfitters, Inc. (Specialty Retail)	(a)	4,300	153,983

			8,638,679

CONSUMER STAPLES – 1.2%
Costco Wholesale Corp. (Food & Staples Retailing)		6,035	435,787
Whole Foods Market, Inc. (Food & Staples Retailing)	(a)	4,800	242,832

			678,619

HEALTH CARE – 12.7%
Amgen, Inc. (Biotechnology)	(a)	11,697	642,165
Biogen Idec, Inc. (Biotechnology)	(a)	6,875	460,969
Celgene Corp. (Biotechnology)	(a)	12,375	731,858
Cephalon, Inc. (Biotechnology)	(a)	1,950	120,354
Genzyme Corp. (Biotechnology)	(a)	8,625	614,100
Gilead Sciences, Inc. (Biotechnology)	(a)	21,225	769,194
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,650	197,919
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,625	123,866
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	1,050	270,637
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)	12,450	672,922
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,450	150,405
Cerner Corp. (Health Care Technology)	(a)	2,200	208,428
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,250	205,855
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	5,025	278,887
QIAGEN NV (Life Sciences Tools & Svs.)	(a)	6,250	122,187
Mylan, Inc. (Pharmaceuticals)	(a)	11,725	247,749
Teva Pharmaceutical Industries Ltd. – ADR (Pharmaceuticals)		19,235	1,002,721
Warner Chilcott PLC Class A (Pharmaceuticals)		6,675	150,588

			6,970,804

INDUSTRIALS – 3.5%
CH Robinson Worldwide, Inc. (Air Freight & Logistics)		4,350	348,827
Expeditors International of Washington, Inc. (Air Freight & Logistics)		5,525	301,665
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,375	192,185
Joy Global, Inc. (Machinery)		2,700	234,225
PACCAR, Inc. (Machinery)		10,839	622,375
Fastenal Co. (Trading Companies & Distributors)		3,750	224,663

			1,923,940

INFORMATION TECHNOLOGY – 64.0%
Cisco Systems, Inc. (Communications Equip.)	(a)	52,550	1,063,087
F5 Networks, Inc. (Communications Equip.)	(a)	2,050	266,828
QUALCOMM, Inc. (Communications Equip.)		51,770	2,562,097
Research In Motion Ltd. (Communications Equip.)	(a)	13,875	806,554
Apple, Inc. (Computers & Peripherals)	(a)	33,945	10,949,299
Dell, Inc. (Computers & Peripherals)	(a)	18,975	257,111
NetApp, Inc. (Computers & Peripherals)	(a)	9,910	544,654
SanDisk Corp. (Computers & Peripherals)	(a)	6,325	315,365
Seagate Technology PLC (Computers & Peripherals)	(a)	12,500	187,875
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(a)	22,050	173,093
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	4,400	130,900
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,850	228,193
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	7,275	702,256
eBay, Inc. (Internet Software & Svs.)	(a)	25,810	718,292
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,000	2,375,880
VeriSign, Inc. (Internet Software & Svs.)		4,305	140,644
Yahoo!, Inc. (Internet Software & Svs.)	(a)	16,635	276,640
Automatic Data Processing, Inc. (IT Svs.)		9,250	428,090
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	7,850	575,327
Fiserv, Inc. (IT Svs.)	(a)	4,937	289,111
Infosys Technologies Ltd. – ADR (IT Svs.)		2,975	226,338
Paychex, Inc. (IT Svs.)		9,095	281,126
Altera Corp. (Semiconductors & Equip.)		11,675	415,397
Applied Materials, Inc. (Semiconductors & Equip.)		18,325	257,466
Broadcom Corp. Class A (Semiconductors & Equip.)		11,050	481,228
First Solar, Inc. (Semiconductors & Equip.)	(a)	2,000	260,280
Intel Corp. (Semiconductors & Equip.)		51,845	1,090,300
KLA-Tencor Corp. (Semiconductors & Equip.)		5,375	207,690
Lam Research Corp. (Semiconductors & Equip.)	(a)	3,375	174,758
Linear Technology Corp. (Semiconductors & Equip.)		8,005	276,893
Marvell Technology Group Ltd. (Semiconductors & Equip.)	(a)	16,475	305,611
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,725	182,465
Microchip Technology, Inc. (Semiconductors & Equip.)		4,125	141,116
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	27,075	217,142
NVIDIA Corp. (Semiconductors & Equip.)	(a)	14,962	230,415
Xilinx, Inc. (Semiconductors & Equip.)		9,130	264,587
Activision Blizzard, Inc. (Software)		28,575	355,473
Adobe Systems, Inc. (Software)	(a)	13,230	407,219
Autodesk, Inc. (Software)	(a)	6,275	239,705
BMC Software, Inc. (Software)	(a)	5,475	258,092
CA, Inc. (Software)		13,050	318,942
Check Point Software Technologies Ltd. (Software)	(a)	5,445	251,886
Citrix Systems, Inc. (Software)	(a)	5,925	405,329
Electronic Arts, Inc. (Software)	(a)	8,880	145,454
Intuit, Inc. (Software)	(a)	10,455	515,432
Microsoft Corp. (Software)		78,150	2,181,948
Oracle Corp. (Software)		55,635	1,741,376
Symantec Corp. (Software)	(a)	21,548	360,714

			35,185,678

MATERIALS – 0.4%
Sigma-Aldrich Corp. (Chemicals)		3,100	206,336

TELECOMMUNICATION SERVICES – 1.8%
Millicom International Cellular SA (Wireless Telecom. Svs.)		2,775	265,290
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	4,375	195,388
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		19,375	512,081

			972,759

Total Common Stocks (Cost $40,003,632)			$54,576,815

(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2010

Exchange Traded Funds – 1.3%		Shares	Value

PowerShares QQQ		12,765	$695,310

Total Exchange Traded Funds (Cost $689,796)			$695,310

Total Investments – 100.6% (Cost $40,693,428)	(b)		$55,272,125
Liabilities in Excess of Other Assets – (0.6)%			(333,728)

Net Assets – 100.0%			$54,938,397

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bristol Portfolio

 Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	13.10%
Five years	2.76%
Since inception (5/1/02)	4.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Bristol Portfolio returned 13.10% versus 15.06% for the current benchmark, the S&P 500 Index.

2010 ended being a year where success could be attributed to taking on more portfolio risk, either through concentration in buyout names, economically leveraged industries, or smaller than average cap over-weighting. This can be seen simply by observing the 2010 returns by market capitalization, with the S&P 500 Index having the largest median cap stock return (just over 15%); then the Russell 1000 Index, having a slightly lower median cap, returning 16.1%; the Russell 2500 Mid-Cap Index returning 25.5%; and the Russell 2000 Small Cap Index returning almost 26.9%. Within each of these cap ranges, growth outperformed value, indicating a preference for the perception of fundamental growth over valuation. Though this factor bet typically works coming out of a recession, 2010 was somewhat atypical, as the economic outlook actually declined as we progressed through the year, as unemployment actually moved up, and Gross Domestic Product (GDP) forecasts were cut. GDP forecasts were finally raised in the fourth quarter after the Federal Reserve announced the next phase of its quantitative easing and the Bush tax cuts appeared to remain intact. The largest difference between growth and value indices was in the small cap sector, where growth outperformed value by over 450 basis points. There appeared to be a demand by investors for top-line growth stocks at any price, a situation which typically has negative consequences for the market when the mania subsides. As our investment process always considers an attractive stock valuation as the first requirement for Portfolio inclusion, not participating in the momentum, risk-taking driven market negatively affected our relative performance.

The Portfolio’s relative performance was also negatively impacted by a few stocks. One of the worst performers was Sunpower Corp., which twice during the year announced that it was pushing back the earnings contributions from its slightly delayed solar projects. The stock was cheap, and got cheaper. It is now trading at approximately 8 times 2011 projected earnings. This seems like an attractive multiple for a fairly well-positioned company, and if the company actually does what it says it can do, it may have a decent year. We continue to hold it. Hewlett-Packard Co. also had a disappointing year, being down 17% in 2010. Their chairman was forced to resign under rather unpleasant circumstances and the price per earnings multiple contracted, as investors worried about their positioning in tablets, a slowing growth in printer sales, their loss of market share to Acer and Lenovo in laptops, and a questionable purchase of Palm on which to focus their wireless phone strategy. Somehow, they did not miss their earnings per share (EPS) projections, but the multiple contracted regardless.(1)

Even though Financials made a stellar comeback in the final quarter, during the year the Portfolio’s relative performance was negatively impacted by a few stocks, namely Wells Fargo & Co., Morgan Stanley, and Bank of America Corp. All three were the result of continuing legal unknowns from the mortgage fiasco, with Bank of America Corp. and Wells Fargo & Co. perhaps more exposed to mortgage push backs from both government sponsored enterprises (GSEs) as well as private intermediaries; and Morgan Stanley perhaps suffering from an unknown fate similar to Goldman Sachs on potential underwriting concerns and lawsuits. The three financials cost the Portfolio approximately 54 basis points of relative performance combined.(1)

The Portfolio was not without its individual successes, including Apple, Inc., adding over 100 basis points, Citigroup, Inc. adding 70, Freeport-McMoRan Copper and Gold, Inc. adding over 50, and Industrials such as Honeywell International, Inc. and Johnson Controls, Inc. combining to add to 99 basis points.(1)

At the beginning of 2010, we took the position that the economy would improve, that emerging markets would provide most of the economic growth, that consumers would still be constrained in their spending, and that margins would tighten in consumer oriented products, as raw material pricing increased and companies were not so able to raise selling prices to pass through the higher costs. These are similar themes to what we believe now. We are cognizant that China is taking, and will continue to take, steps to slow inflation in their country, and of the potential impact to pricing of commodities. However, there is still huge economic growth ahead for China and India, as their consumers begin to spend some of their earnings and start to raise their standards of living. They are far behind the U.S. and other developed nations, but the gap is narrowing. Eventually, we see both India and China being able to grow their economies self-sustainably, without a constantly increasing reliance on exports. Trying to avoid U.S.-centric companies, with little growing exposure to emerging economies, continues to be a major driver in our research and investments.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

 Change in Value of $10,000 Investment

		S&P 500
	Bristol Portfolio	Index
05/01/2002	10000	10000
06/30/2002	8950	9138
12/31/2002	7900	8197
06/30/2003	8811	9161
12/31/2003	10464	10548
06/30/2004	10695	10911
12/31/2004	11366	11696
06/30/2005	11954	11601
12/31/2005	12734	12270
06/30/2006	13174	12602
12/31/2006	14824	14208
06/30/2007	15878	15197
12/31/2007	15974	14989
06/30/2008	14413	13203
12/31/2008	9497	9443
06/30/2009	10744	9742
12/31/2009	12900	11942
06/30/2010	11844	11148
12/31/2010	14590	13741

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.6
Money Market Funds Less Net Liabilities	1.4

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	3.0
2.	JPMorgan Chase & Co.	2.6
3.	Citigroup, Inc.	2.2
4.	Lincoln National Corp.	2.2
5.	Bank of New York Mellon Corp. / The	2.1
6.	Huntington Bancshares, Inc.	2.1
7.	Pfizer, Inc.	2.1
8.	Chevron Corp.	2.1
9.	State Street Corp.	2.1
10.	St. Jude Medical, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	23.5
Information Technology	21.7
Consumer Discretionary	12.7
Industrials	10.7
Health Care	10.1
Energy	9.8
Materials	7.9
Consumer Staples	2.2

98.6

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.6%		Shares	Value

CONSUMER DISCRETIONARY – 12.7%
Johnson Controls, Inc. (Auto Components)		78,000	$2,979,600
Lear Corp. (Auto Components)	(a)	2,200	217,162
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	54,200	2,547,400
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		39,000	2,370,420
Walt Disney Co. / The (Media)		89,000	3,338,390
Target Corp. (Multiline Retail)		62,000	3,728,060
Tiffany & Co. (Specialty Retail)		21,100	1,313,897
Coach, Inc. (Textiles, Apparel & Luxury Goods)		43,300	2,394,923
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		27,900	2,383,218
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	34,400	1,894,408

			23,167,478

CONSUMER STAPLES – 2.2%
J.M. Smucker Co. / The (Food Products)		42,800	2,809,820
Procter & Gamble Co. / The (Household Products)		18,100	1,164,373

			3,974,193

ENERGY – 9.8%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	12,100	515,339
Halliburton Co. (Energy Equip. & Svs.)		63,800	2,604,954
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		30,900	2,078,025
Apache Corp. (Oil, Gas & Consumable Fuels)		18,900	2,253,447
Chevron Corp. (Oil, Gas & Consumable Fuels)		42,100	3,841,625
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		41,400	3,086,370
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		35,000	3,433,500

			17,813,260

FINANCIALS – 23.5%
Bank of New York Mellon Corp. / The (Capital Markets)		129,400	3,907,880
State Street Corp. (Capital Markets)		82,800	3,836,952
Huntington Bancshares, Inc. (Commercial Banks)		564,300	3,876,741
PNC Financial Services Group, Inc. (Commercial Banks)		61,800	3,752,496
Wells Fargo & Co. (Commercial Banks)		33,000	1,022,670
Bank of America Corp. (Diversified Financial Svs.)		256,800	3,425,712
Citigroup, Inc. (Diversified Financial Svs.)	(a)	841,600	3,980,768
JPMorgan Chase & Co. (Diversified Financial Svs.)		110,600	4,691,652
Hartford Financial Services Group, Inc. (Insurance)		121,200	3,210,588
Lincoln National Corp. (Insurance)		142,100	3,951,801
MetLife, Inc. (Insurance)		79,900	3,550,756
Prudential Financial, Inc. (Insurance)		64,700	3,798,537

			43,006,553

HEALTH CARE – 10.1%
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	89,600	3,830,400
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	43,900	2,436,450
Allergan, Inc. (Pharmaceuticals)		46,900	3,220,623
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		112,000	3,000,480
Merck & Co., Inc. (Pharmaceuticals)		57,100	2,057,884
Pfizer, Inc. (Pharmaceuticals)		219,400	3,841,694

			18,387,531

INDUSTRIALS – 10.7%
Honeywell International, Inc. (Aerospace & Defense)		70,600	3,753,096
United Parcel Service, Inc. Class B (Air Freight & Logistics)		44,100	3,200,778
Rockwell Automation, Inc. (Electrical Equip.)		51,600	3,700,236
Caterpillar, Inc. (Machinery)		27,900	2,613,114
Ingersoll-Rand PLC (Machinery)		80,100	3,771,909
SPX Corp. (Machinery)		34,300	2,452,107

			19,491,240

INFORMATION TECHNOLOGY – 21.7%
Cisco Systems, Inc. (Communications Equip.)	(a)	186,600	3,774,918
QUALCOMM, Inc. (Communications Equip.)		73,600	3,642,464
Apple, Inc. (Computers & Peripherals)	(a)	16,900	5,451,264
Hewlett-Packard Co. (Computers & Peripherals)		78,800	3,317,480
Google, Inc. Class A (Internet Software & Svs.)	(a)	6,200	3,682,614
International Business Machines Corp. (IT Svs.)		24,400	3,580,944
Applied Materials, Inc. (Semiconductors & Equip.)		109,700	1,541,285
Broadcom Corp. Class A (Semiconductors & Equip.)		58,700	2,556,385
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		153,600	3,628,032
SunPower Corp. Class B (Semiconductors & Equip.)	(a)	194,500	2,413,745
Citrix Systems, Inc. (Software)	(a)	33,400	2,284,894
Oracle Corp. (Software)		120,600	3,774,780

			39,648,805

MATERIALS – 7.9%
Air Products & Chemicals, Inc. (Chemicals)		34,700	3,155,965
Celanese Corp. (Chemicals)		43,100	1,774,427
E.I. du Pont de Nemours & Co. (Chemicals)		57,100	2,848,148
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		25,000	3,002,250
Rio Tinto PLC – ADR (Metals & Mining)		52,100	3,733,486

			14,514,276

Total Common Stocks (Cost $158,849,644)			$180,003,336

Money Market Funds – 2.1%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		3,933,000	$3,933,000

Total Money Market Funds (Cost $3,933,000)			$3,933,000

Total Investments – 100.7% (Cost $162,782,644)	(b)		$183,936,336
Liabilities in Excess of Other Assets – (0.7)%			(1,291,706)

Net Assets – 100.0%			$182,644,630

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bryton Growth Portfolio

 Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	24.04%
Five years	5.48%
Since inception (5/1/02)	3.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Bryton Growth Portfolio returned 24.04% versus 29.09% for the current benchmark, the Russell 2000 Growth Index.

The equity market was high in the early part of the year due to investors’ optimism that the U.S. economy would continue to recover. The sell off began in the spring and lasted through the later part of August. The benchmark declined nearly 20% from April’s high. Volatility flared up as we often witnessed 10% moves of the index in a matter of days. The reasons behind such volatility were the constant worry of a double-dip recession in the U.S., sovereign-debt crises that threatened the European common currency, and China’s attempts to slow its overheated real estate market. When the Federal Reserve began its discussion about the launch of QE2, which in essence lowers borrowing costs and helps stimulate the economy, the stock market did not look back and small cap growth stocks leaped over 30% since August.

We maintained an overweight relative to the index in the Information Technology, Energy, and Materials sectors throughout the year. These sectors were indeed the best performing sectors, which helped our performance. For most of the year, we were underweighted in the Health Care and Financials sectors, which also contributed to results. As we approached the end of the year, however, tiny micro cap stocks were better performers as micro cap growth outperformed small cap growth by over 400 basis points in the last quarter of the year. Since the entire return of the index came from the last part of the year, our performance was hurt by holding larger capitalized stocks, on average, than our benchmark held.(1)

Recently, we reduced our holdings in Information Technology, but we are still holding 31.4% of the Portfolio in that sector, compared to the benchmark’s 27.3% allocation. We sold Infinera Corp., an optical communications equipment maker, and athenahealth Inc., a healthcare IT provider, as those stocks reached our target valuations. We also sold Formfactor, Inc. as the company continued to lose market share, and Emulex due to lingering inventory issues and pricing pressures. We bought MaxLinear, Inc., a producer of semiconductor products for broadband applications, expecting broader adoption of its radio frequency products.(1)

We started the year over-weighted in the Consumer Discretionary sector. By late summer, we sold Tractor Supply Co. upon reaching our price target and Gymboree Corp. on an acquisition by Bain Capital. The Portfolio became a bit underweight in Consumer Discretionary as a result. This turned out to be a detractor for performance as Consumer Discretionary was one of the best performing sectors into December. We remain cautious in Consumer Discretionary as we believe that persistent high unemployment and rising mortgage rates will hamper the consumer’s propensity to spend. Rising commodity prices and wage inflation will be a headwind for most retailers. Furthermore, recent out-performance and moderating estimate revisions dampen the sector’s attractiveness.(1)

In 2010, positive contributors to performance included a position in TIBCO Software, Inc., which added 168 basis points, and Informatica Corp., which added 129 basis points. Both companies saw enterprise customers increasing spending due to the volume and complexity of data they have to work with. Merger and acquisition activities within the sector also helped these stocks to sustain higher valuation multiples. Fairchild Semiconductor International, Inc. added 132 basis points. The company saw higher demand for its higher value-added semiconductor products which led to better margin and higher earnings. TriQuint Semiconductor, Inc. added 139 basis points as the sales of its power amplifiers, used by smart-phones and tablets, exceeded expectations. Northern Oil & Gas, Inc. and Brigham Exploration Co. contributed 132 and 107 basis points, respectively, and were also our top contributors as they were successful in their exploratory efforts in the Bakken oil field and benefited from high oil prices.(1)

FormFactor, Inc., a semiconductor equipment maker, was a significant detractor. The company saw significant margin degradation as they had trouble ramping up the new Asian facility to meet improving demand. They, therefore, missed fulfilling some orders and lost market share, costing the Portfolio 90 basis points. Talbots, Inc. detracted from performance by 98 basis points. The company was trying to rebrand and attract younger customers; therefore, increasing marketing spending more than expected. Older customers found newer products less appealing, which led to lower sales and a higher inventory level. Affymetrix, Inc. continued to struggle against Ilumina and lost market share in gene sequencing, costing us 74 basis points. Arena Resources, Inc., detracted from performance 45 basis points due to disruption of production caused by an unreliable electricity provider. The company was eventually acquired by Sandridge Energy. Red Robin Gourmet Burger was a victim of fierce competition, and fell short on same store sales, as customers did not respond as expected to its marketing campaign, costing the Portfolio 45 basis points.(1)

The U.S. economy continued to expand moderately, assisted by the Federal Reserve’s easy money policy. Through the downturn, companies slashed costs and repaired balance sheets. Looking forward, we are optimistic on equity returns as we expect earnings will continue to improve. With a substantial amount of cash on companies’ balance sheets, we have seen increased mergers and acquisitions, especially in Information Technology and Financials sectors; supporting valuations. As mentioned above, we maintain a cautious stance on Consumer Discretionary. We remain over-weighted in the Information Technology sector where earnings expectations appear achievable as older equipment is being replaced and growth in areas such as smart-phones and tablets gains traction.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Bryton Growth	Russell 2000
	Portfolio	Growth Index
05/01/2002	10000	10000
06/30/2002	8170	8635
12/31/2002	6880	7286
06/30/2003	8140	8694
12/31/2003	9330	10822
06/30/2004	9280	11437
12/31/2004	10030	12370
06/30/2005	9580	11927
12/31/2005	10462	12884
06/30/2006	10902	13666
12/31/2006	12213	14604
06/30/2007	13673	15966
12/31/2007	13421	15633
06/30/2008	12525	14237
12/31/2008	8115	9608
06/30/2009	9333	10699
12/31/2009	11015	12920
06/30/2010	10330	12621
12/31/2010	13663	16678

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.0
Money Market Funds Less Net Liabilities	2.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Kenexa Corp.	2.1
2.	Genesee & Wyoming, Inc. Class A	2.1
3.	Acuity Brands, Inc.	2.1
4.	TIBCO Software, Inc.	2.1
5.	Cooper Tire & Rubber Co.	2.1
6.	Fairchild Semiconductor International, Inc.	2.0
7.	SAVVIS, Inc.	2.0
8.	Quest Software, Inc.	2.0
9.	Solutia, Inc.	2.0
10.	Warnaco Group, Inc. / The	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	31.4
Health Care	18.9
Consumer Discretionary	17.3
Industrials	14.1
Energy	7.7
Materials	6.8
Financials	1.8

98.0

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.0%		Shares	Value

CONSUMER DISCRETIONARY – 17.3%
Cooper Tire & Rubber Co. (Auto Components)		120,000	$2,829,600
California Pizza Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	120,000	2,073,600
P.F. Chang’s China Bistro, Inc. (Hotels, Restaurants & Leisure)		45,000	2,180,700
AnnTaylor Stores Corp. (Specialty Retail)	(a)	65,000	1,780,350
Bebe Stores, Inc. (Specialty Retail)		300,000	1,788,000
Childrens Place Retail Stores, Inc. / The (Specialty Retail)	(a)	47,000	2,333,080
Finish Line, Inc. / The Class A (Specialty Retail)		145,000	2,492,550
Men’s Wearhouse, Inc. / The (Specialty Retail)		80,100	2,000,898
Talbots, Inc. (Specialty Retail)	(a)	190,000	1,618,800
Liz Claiborne, Inc. (Textiles, Apparel & Luxury Goods)	(a)	270,100	1,933,916
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	50,000	2,753,500

			23,784,994

ENERGY – 7.7%
Brigham Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	90,000	2,451,600
Clean Energy Fuels Corp. (Oil, Gas & Consumable Fuels)	(a)	155,000	2,145,200
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	100,000	2,721,000
Paladin Energy Ltd. (Oil, Gas & Consumable Fuels)	(a)	200,000	1,010,000
Rosetta Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	60,000	2,258,400

			10,586,200

FINANCIALS – 1.8%
Knight Capital Group, Inc. Class A (Capital Markets)	(a)	180,000	2,482,200

HEALTH CARE – 18.9%
Allos Therapeutics, Inc. (Biotechnology)	(a)	260,000	1,198,600
Exelixis, Inc. (Biotechnology)	(a)	75,000	615,750
Incyte Corp Ltd. (Biotechnology)	(a)	100,000	1,656,000
Pharmasset, Inc. (Biotechnology)	(a)	55,000	2,387,550
Rigel Pharmaceuticals, Inc. (Biotechnology)	(a)	85,239	641,850
Targacept, Inc. (Biotechnology)	(a)	55,000	1,457,500
American Medical Systems Holdings, Inc. (Health Care Equip. & Supplies)	(a)	30,000	565,800
Arthrocare Corp. (Health Care Equip. & Supplies)	(a)	80,000	2,484,800
Masimo Corp. (Health Care Equip. & Supplies)		80,000	2,325,600
NxStage Medical, Inc. (Health Care Equip. & Supplies)	(a)	82,240	2,046,131
Healthsouth Corp. (Health Care Providers & Svs.)	(a)	120,000	2,485,200
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	90,000	2,506,500
Pacific Biosciences of California, Inc. (Life Sciences Tools & Svs.)	(a)	90,000	1,431,900
Nektar Therapeutics (Pharmaceuticals)	(a)	140,000	1,799,000
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	50,000	2,348,000

			25,950,181

INDUSTRIALS – 14.1%
Hawaiian Holdings, Inc. (Airlines)	(a)	200,000	1,568,000
Tetra Tech, Inc. (Commercial Svs. & Supplies)	(a)	90,000	2,255,400
MasTec, Inc. (Construction & Engineering)	(a)	165,000	2,407,350
Acuity Brands, Inc. (Electrical Equip.)		50,000	2,883,500
Satcon Technology Corp. (Electrical Equip.)	(a)	480,000	2,160,000
Actuant Corp. Class A (Machinery)		100,000	2,662,000
Astec Industries, Inc. (Machinery)	(a)	42,000	1,361,220
Columbus McKinnon Corp. (Machinery)	(a)	60,000	1,219,200
Genesee & Wyoming, Inc. Class A (Road & Rail)	(a)	55,000	2,912,250

			19,428,920

INFORMATION TECHNOLOGY – 31.4%
SMART Modular Technologies WWH, Inc. (Electronic Equip., Instr. & Comp.)	(a)	30,000	172,800
comScore, Inc. (Internet Software & Svs.)	(a)	90,000	2,007,900
Digital River, Inc. (Internet Software & Svs.)	(a)	70,000	2,409,400
RightNow Technologies, Inc. (Internet Software & Svs.)	(a)	113,217	2,679,846
SAVVIS, Inc. (Internet Software & Svs.)	(a)	110,000	2,807,200
Sapient Corp. (IT Svs.)		200,000	2,420,000
Cavium Networks, Inc. (Semiconductors & Equip.)	(a)	60,000	2,260,800
Fairchild Semiconductor International, Inc. (Semiconductors & Equip.)	(a)	180,000	2,809,800
MaxLinear, Inc. Class A (Semiconductors & Equip.)	(a)	214,652	2,309,656
Micrel, Inc. (Semiconductors & Equip.)		160,000	2,078,400
RF Micro Devices, Inc. (Semiconductors & Equip.)	(a)	357,900	2,630,565
Semtech Corp. (Semiconductors & Equip.)	(a)	93,125	2,108,350
TriQuint Semiconductor, Inc. (Semiconductors & Equip.)	(a)	200,000	2,338,000
Volterra Semiconductor Corp. (Semiconductors & Equip.)	(a)	110,000	2,547,600
Informatica Corp. (Software)	(a)	20,000	880,600
Kenexa Corp. (Software)	(a)	135,000	2,941,650
Quest Software, Inc. (Software)	(a)	100,000	2,774,000
Solera Holdings, Inc. (Software)		40,000	2,052,800
TIBCO Software, Inc. (Software)	(a)	145,000	2,857,950

			43,087,317

MATERIALS – 6.8%
Solutia, Inc. (Chemicals)	(a)	120,000	2,769,600
STR Holdings, Inc. (Chemicals)	(a)	110,000	2,200,000
Stillwater Mining Co. (Metals & Mining)	(a)	100,000	2,135,000
Thompson Creek Metals Co., Inc. (Metals & Mining)	(a)	150,000	2,208,000

			9,312,600

Total Common Stocks (Cost $106,945,659)			$134,632,412

Money Market Funds – 4.5%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		6,242,000	$6,242,000

Total Money Market Funds (Cost $6,242,000)			$6,242,000

Total Investments – 102.5% (Cost $113,187,659)	(b)		$140,874,412
Liabilities in Excess of Other Assets – (2.5)%			(3,462,600)

Net Assets – 100.0%			$137,411,812

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	U.S. Equity Portfolio

 Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	12.46%
Five years	-3.59%
Since inception (5/1/04)	0.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the U.S. Equity Portfolio returned 12.46% versus 16.38% for the current benchmark, the S&P Composite 1500 Index.

In spite of 2010 beginning on the heels of an approximate 60% rally from the March of 2009 lows, the stock market was able to post a strong year as the combination of an economic recovery and Federal Reserve-based stimulus lifted broad based indices into positive territory. While the end of year return was strong, the path was full of volatility as economic uncertainty remained a persistent theme during the year. From an economic perspective, the U.S. economy experienced two distinct periods during the calendar year. The first part of the year brought on two strong quarters of Gross Domestic Product (GDP) growth led by strength in the manufacturing sector of the economy as companies continued the inventory rebuilding process. Historically, periods of inventory rebuilding and manufacturing growth are followed by the emergence of the consumer as the economic recovery takes hold. However, housing declines, consumer de-leveraging, and persistent levels of high unemployment prevented this from happening. Fortunately, the Federal Reserve reacted aggressively to this slowdown in economic activity, which spurred the strongest September for equities since 1939.

The equity market itself experienced five distinct time periods during the 2010 calendar year. The year 2010 began with a 3% rally in just over three weeks as economic prospects showed continued promise both domestically and overseas. This initial move was quickly reversed as concerns over bank regulation and an economic slowdown in China resulted in an 8% sell-off. Going into the early part of February 2010, we had a value to price ratio of 1.18 for the market as a whole which was the largest reading we had seen in over seven months. As economic fears subsided, investors took advantage of these inexpensive valuations and pushed the market higher as the S&P Composite 1500 Index rose over 16% in just over 2 months. Again, highlighting the lack of conviction within the market, the S&P Composite 1500 Index tumbled by over 15% from the end of April to the beginning of July 2010. This time period also included the infamous “flash crash” as concerns about the solvency of many European countries sent an already shaky market to its lowest level of the year. As mentioned above, in response to debt driven concerns and a slowing economic recovery, many global central banks stepped in to provide a global economic backstop; specifically, the establishment of a massive $1 trillion bailout plan by the European Union and a promise by the U.S. Federal Reserve to keep rates historically low for “an extended period” of time. These actions gave investors the confidence to jump back into the equity markets and the S&P Composite 1500 Index rallied by over 20% to finish the year on a positive note.

The top sector contributors to performance during 2010 were Industrials, Materials, and Energy. Overweight positions relative to the benchmark and strong stock selection in these cyclically driven areas contributed positively to the Portfolio’s performance during the year. The top contributors on an individual holdings basis during 2010 were Caterpillar, Inc., Freeport-McMoRan Copper & Gold, Inc., Walter Energy, Inc., Massey Energy Co., and Apple, Inc.(1)

Top sector detractors from performance during calendar year 2010 were Information Technology, Health Care, and Utilities. While all three sectors detracted from overall performance during the year, underweight positions relative to the S&P Composite 1500 Index dampened the negative effect to the Portfolio. The largest detractors on an individual holdings basis during 2010 were Bank of America Corp., Hewlett-Packard Co., Microsoft Corp., Visa, Inc., and Google, Inc.(1)

There is an old saying that “Wall Street climbs a wall of worry.” Over the twenty two months from mid-March 2009 thru mid-January 2011, the stock market has been on a recovery path from the down market of 2008 and early 2009. Although the gains have been significant, the path has been choppy almost like two steps forward then one step back. We believe the fundamentals of valuation that have driven higher valuations over that twenty two month period are still in place. First, as we enter 2011, we see stocks priced a bit below our estimate of intrinsic value. Second, as we bring in 2011 earnings into our valuations and drop off old stale earnings, we expect a boost to valuations. Third, corporate bond credit spreads — the additional yields above Treasury bonds — have been dropping as investors have apparently realized the potential for default is not what they thought it was in late 2008. We see this as a sensible trend that we expect to continue. Starting the year with stocks on sale and expecting a boost in value due to earnings and credit spreads, conditions are right, in our opinion, to support a third straight year of above average market returns. Although surprise news events can cause a choppy path, we expect stock prices to keep climbing that wall of worry.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

 Change in Value of $10,000 Investment

	U.S. Equity	S&P Composite
	Portfolio	1500 Index
05/01/2004	10000	10000
06/30/2004	10210	10357
12/31/2004	11710	11142
06/30/2005	11700	11107
12/31/2005	12730	11772
06/30/2006	13310	12131
12/31/2006	13739	13578
06/30/2007	15023	14584
12/31/2007	15549	14320
06/30/2008	12872	12728
12/31/2008	8089	9061
06/30/2009	7731	9376
12/31/2009	9430	11530
06/30/2010	8431	10835
12/31/2010	10605	13419

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	92.1
Money Market Funds Less Net Liabilities	7.9

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Microsoft Corp.	3.0
2.	Aflac, Inc.	2.7
3.	Caterpillar, Inc.	2.6
4.	Apple, Inc.	2.5
5.	Chevron Corp.	2.3
6.	Steel Dynamics, Inc.	2.3
7.	Alpha Natural Resources, Inc.	2.3
8.	Time Warner Cable, Inc.	2.2
9.	General Electric Co.	2.1
10.	Wells Fargo & Co.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Industrials	27.6
Consumer Discretionary	16.4
Information Technology	14.4
Materials	11.9
Energy	9.6
Financials	8.4
Consumer Staples	2.0
Telecommunication Services	1.8

92.1

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 92.1%		Shares	Value

CONSUMER DISCRETIONARY – 16.4%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		2,070	$158,893
Tupperware Brands Corp. (Household Durables)		3,010	143,487
Omnicom Group, Inc. (Media)		2,220	101,676
Time Warner Cable, Inc. (Media)		4,900	323,547
Viacom, Inc. Class B (Media)		3,950	156,459
Walt Disney Co. / The (Media)		3,930	147,414
Family Dollar Stores, Inc. (Multiline Retail)		2,300	114,333
Target Corp. (Multiline Retail)		4,580	275,395
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,040	149,416
Guess?, Inc. (Specialty Retail)		3,360	158,995
Ross Stores, Inc. (Specialty Retail)		2,290	144,843
TJX Cos., Inc. (Specialty Retail)		2,750	122,073
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		2,500	213,550
VF Corp. (Textiles, Apparel & Luxury Goods)		1,060	91,351
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		2,480	79,062

			2,380,494

CONSUMER STAPLES – 2.0%
Coca-Cola Co. / The (Beverages)		2,210	145,352
Archer-Daniels-Midland Co. (Food Products)		4,740	142,579

			287,931

ENERGY – 9.6%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	5,440	326,563
Chevron Corp. (Oil, Gas & Consumable Fuels)		3,640	332,150
ConocoPhillips (Oil, Gas & Consumable Fuels)		4,190	285,339
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		2,990	218,629
Massey Energy Co. (Oil, Gas & Consumable Fuels)		1,370	73,501
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		6,640	153,517

			1,389,699

FINANCIALS – 8.4%
U.S. Bancorp (Commercial Banks)		6,060	163,438
Wells Fargo & Co. (Commercial Banks)		9,720	301,223
Cash America International, Inc. (Consumer Finance)		2,030	74,968
Dollar Financial Corp. (Consumer Finance)	(a)	2,480	71,002
EZCORP, Inc. Class A (Consumer Finance)	(a)	5,180	140,533
Aflac, Inc. (Insurance)		6,920	390,496
Hartford Financial Services Group, Inc. (Insurance)		2,800	74,172

			1,215,832

INDUSTRIALS – 27.6%
Alliant Techsystems, Inc. (Aerospace & Defense)	(a)	1,690	125,787
General Dynamics Corp. (Aerospace & Defense)		2,070	146,887
Honeywell International, Inc. (Aerospace & Defense)		1,420	75,487
FedEx Corp. (Air Freight & Logistics)		3,020	280,890
United Parcel Service, Inc. Class B (Air Freight & Logistics)		2,010	145,886
Cooper Industries PLC (Electrical Equip.)		4,290	250,064
Emerson Electric Co. (Electrical Equip.)		3,750	214,388
Thomas & Betts Corp. (Electrical Equip.)	(a)	5,050	243,915
General Electric Co. (Industrial Conglomerates)		17,030	311,479
Siemens AG – ADR (Industrial Conglomerates)		1,530	190,103
Tyco International Ltd. (Industrial Conglomerates)		6,850	283,864
Caterpillar, Inc. (Machinery)		4,090	383,069
Dover Corp. (Machinery)		2,460	143,787
Eaton Corp. (Machinery)		1,400	142,114
Illinois Tool Works, Inc. (Machinery)		4,060	216,804
Parker Hannifin Corp. (Machinery)		820	70,766
Kirby Corp. (Marine)	(a)	6,500	286,325
CSX Corp. (Road & Rail)		2,740	177,031
Union Pacific Corp. (Road & Rail)		1,920	177,907
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,050	145,016

			4,011,569

INFORMATION TECHNOLOGY – 14.4%
Cisco Systems, Inc. (Communications Equip.)	(a)	8,700	176,001
Research In Motion Ltd. (Communications Equip.)	(a)	1,550	90,102
Apple, Inc. (Computers & Peripherals)	(a)	1,110	358,042
Hewlett-Packard Co. (Computers & Peripherals)		6,660	280,386
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7,470	144,320
Google, Inc. Class A (Internet Software & Svs.)	(a)	370	219,769
Accenture PLC Class A (IT Svs.)		3,120	151,289
International Business Machines Corp. (IT Svs.)		1,650	242,154
Microsoft Corp. (Software)		15,520	433,318

			2,095,381

MATERIALS – 11.9%
Praxair, Inc. (Chemicals)		2,270	216,717
RPM International, Inc. (Chemicals)		6,030	133,263
Barrick Gold Corp. (Metals & Mining)		1,340	71,261
Cliffs Natural Resources, Inc. (Metals & Mining)		1,840	143,538
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		2,320	278,609
Kinross Gold Corp. (Metals & Mining)		5,740	108,830
Newmont Mining Corp. (Metals & Mining)		1,210	74,330
Nucor Corp. (Metals & Mining)		4,820	211,212
Steel Dynamics, Inc. (Metals & Mining)		18,070	330,681
Walter Energy, Inc. (Metals & Mining)		1,230	157,243

			1,725,684

TELECOMMUNICATION SERVICES – 1.8%
AT&T, Inc. (Diversified Telecom. Svs.)		8,660	254,431

Total Common Stocks (Cost $11,339,934)			$13,361,021

Money Market Funds – 7.9%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		726,000	$726,000
Federated Prime Cash Obligations Fund
Institutional Class		429,000	429,000

Total Money Market Funds (Cost $1,155,000)			$1,155,000

Total Investments – 100.0% (Cost $12,494,934)	(b)		$14,516,021
Liabilities in Excess of Other Assets – (0.0)%			(7,034)

Net Assets – 100.0%			$14,508,987

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depository Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Balanced Portfolio

 Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	7.78%
Five years	4.56%
Since inception (5/1/04)	5.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Balanced Portfolio returned 7.78% versus 13.14% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

In spite of 2010 beginning on the heels of an approximate 60% rally from the March of 2009 lows, the stock market was able to post a strong year as the combination of an economic recovery and Federal Reserve-based stimulus lifted broad based indices into positive territory. While the end of year return was strong, the path was full of volatility as economic uncertainty remained a persistent theme during the year. From an economic perspective, the U.S. economy experienced two distinct periods during the calendar year. The first part of the year brought on two strong quarters of Gross Domestic Product (GDP) growth led by strength in the manufacturing sector of the economy as companies continued the inventory rebuilding process. Historically, periods of inventory rebuilding and manufacturing growth are followed by the emergence of the consumer as the economic recovery takes hold. However, housing declines, consumer de-leveraging, and persistent levels of high unemployment prevented this from happening. Fortunately, the Federal Reserve reacted aggressively to this slowdown in economic activity, which spurred the strongest September for equities since 1939.

The equity market itself experienced five distinct time periods during the 2010 calendar year. 2010 began with a 3% rally in just over three weeks as economic prospects showed continued promise both domestically and overseas. This initial move was quickly reversed as concerns over bank regulation and an economic slowdown in China resulted in an 8% sell-off. Going into the early part of February 2010, we had a value to price ratio of 1.18 for the market as a whole which was the largest reading we had seen in over seven months. As economic fears subsided, investors took advantage of these inexpensive valuations and pushed the market higher as the S&P Composite 1500 Index rose over 16% in just over 2 months. Again, highlighting the lack of conviction within the market, the S&P Composite 1500 Index tumbled by over 15% from the end of April to the beginning of July 2010. This time period also included the infamous “flash crash” as concerns about the solvency of many European countries sent an already shaky market to its lowest level of the year. As mentioned above, in response to debt driven concerns and a slowing economic recovery, many global central banks stepped in to provide a global economic backstop; specifically, the establishment of a massive $1 trillion bailout plan by the European Union and a promise by the U.S. Federal Reserve to keep rates historically low for “an extended period” of time. These actions gave investors the confidence to jump back into the equity markets and the S&P Composite 1500 Index rallied by over 20% to finish the year on a positive note.

Bonds followed a very similar course as volatility and rapid theme changes dominated the fixed income space as well. For example, the yield on the 10 year on-the-run U.S. Treasury began the year at 3.84%, fell all the way down to 2.38% by October 7th 2010, and then rose significantly to finish the year at a value of 3.29%. This type of yield volatility is both highly unusual and reflective of the uncertain economic environment during the calendar year.

The top sector contributors to performance during calendar year 2010 were Industrials, Materials, and Financials. Overweight positions relative to the benchmark and strong stock selection in these cyclically driven areas contributed positively to the Portfolio’s performance. The top industry contributors to performance during calendar year 2010 were information technology consulting & other services, specialty chemicals, cable & satellite, and electrical components & equipment.(1)

Top sector detractors to relative performance during calendar year 2010 were Energy, Telecommunication Services, and Utilities. An underweight position in a strongly performing Energy sector and disappointing stock selection performance in Utilities were the largest detractors to the Portfolio’s relative performance and resulted in the Portfolio’s under-performance. Top industry detractors from performance included oil & gas drilling, packaged food & meats, and multi-utilities.(1)

Heading into 2011, we still find value in the equity market. With the continuation of the narrowing of credit spreads towards their ten-year average and better than predicted earnings reports, we expect to continue to see value in equities in the near term. The Portfolio is currently positioned at 60% equities and 40% bonds. Based on value and relative strength, the equity portion of the Portfolio continues to be over-weighted in Materials, Consumer Discretionary, and Information Technology. In the bond market, we see most value in medium to lower investment grade corporate bonds.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

 Change in Value of $10,000 Investment

		60% S&P
		Composite 1500
		Index/40% Barclays
		Capital U.S.
	Balanced Portfolio	Universal Index
05/01/2004	10000	10000
06/30/2004	10370	10219
12/31/2004	11330	10885
06/30/2005	11330	10978
12/31/2005	11723	11382
06/30/2006	12545	11572
12/31/2006	13262	12649
06/30/2007	14235	13268
12/31/2007	14893	13409
06/30/2008	13829	12561
12/31/2008	10881	10357
06/30/2009	11550	10753
12/31/2009	13592	12431
06/30/2010	13023	12252
12/31/2010	14651	14065

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	54.9
Corporate Bonds (3)	33.1
U.S. Government Agency Issues	1.7
U.S. Treasury Obligations	6.5
Money Market Funds and Other Net Assets	3.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	U.S. Treasury Note 2.625%, 11/15/2020	6.5
2.	PPL Energy Supply LLC 6.500%, 05/01/2018	1.9
3.	Exxon Mobil Corp.	1.6
4.	International Business Machines Corp.	1.6
5.	American International Group, Inc. 8.250%, 08/15/2018	1.6
6.	General Electric Co.	1.5
7.	Rohm and Haas Co. 5.600%, 03/15/2013	1.5
8.	Chevron Corp.	1.4
9.	Comcast Corp. Class A	1.4
10.	Toys R Us, Inc. 7.375%, 10/15/2018	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets

Financials	27.4
Industrials	11.0
Information Technology	10.1
Consumer Discretionary	9.2
Materials	7.8
Health Care	6.4
Utilities	5.2
Consumer Staples	5.0
Energy	5.0
Telecommunication Services	0.9

88.0

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 54.9%		Shares	Value

CONSUMER DISCRETIONARY – 6.2%
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	670	$67,811
Comcast Corp. Class A (Media)		9,000	197,730
Time Warner Cable, Inc. (Media)		1,500	99,045
Target Corp. (Multiline Retail)		1,520	91,398
Aeropostale, Inc. (Specialty Retail)	(a)	3,500	86,240
GameStop Corp. Class A (Specialty Retail)	(a)	2,500	57,200
Guess?, Inc. (Specialty Retail)		1,500	70,980
Lowe’s Cos., Inc. (Specialty Retail)		3,000	75,240
TJX Cos., Inc. (Specialty Retail)		3,590	159,360

			905,004

CONSUMER STAPLES – 2.4%
PepsiCo, Inc. (Beverages)		1,000	65,330
CVS Caremark Corp. (Food & Staples Retailing)		1,820	63,281
Kroger Co. / The (Food & Staples Retailing)		4,000	89,440
Sysco Corp. (Food & Staples Retailing)		2,200	64,680
Archer-Daniels-Midland Co. (Food Products)		2,000	60,160

			342,891

ENERGY – 4.2%
Tidewater, Inc. (Energy Equip. & Svs.)		1,410	75,914
Chevron Corp. (Oil, Gas & Consumable Fuels)		2,280	208,050
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		3,250	237,640
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		2,200	81,466

			603,070

FINANCIALS – 12.1%
U.S. Bancorp (Commercial Banks)		3,000	80,910
Wells Fargo & Co. (Commercial Banks)		5,000	154,950
World Acceptance Corp. (Consumer Finance)	(a)	1,660	87,648
Bank of America Corp. (Diversified Financial Svs.)		8,000	106,720
Citigroup, Inc. (Diversified Financial Svs.)	(a)	30,000	141,900
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,000	119,150
JPMorgan Chase & Co. (Diversified Financial Svs.)		3,000	127,260
Aflac, Inc. (Insurance)		1,700	95,931
Allstate Corp. / The (Insurance)		2,500	79,700
Delphi Financial Group, Inc. Class A (Insurance)		3,000	86,520
HCC Insurance Holdings, Inc. (Insurance)		4,500	130,230
MetLife, Inc. (Insurance)		1,500	66,660
Reinsurance Group of America, Inc. (Insurance)		1,000	53,710
Sun Life Financial, Inc. (Insurance)		2,500	75,250
Travelers Cos., Inc. / The (Insurance)		1,500	83,565
Willis Group Holdings PLC (Insurance)		3,500	121,205
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		7,800	139,776

			1,751,085

HEALTH CARE – 6.4%
Covidien PLC (Health Care Equip. & Supplies)		720	32,875
Stryker Corp. (Health Care Equip. & Supplies)		740	39,738
Aetna, Inc. (Health Care Providers & Svs.)		3,000	91,530
AmerisourceBergen Corp. (Health Care Providers & Svs.)		2,000	68,240
Cardinal Health, Inc. (Health Care Providers & Svs.)		1,000	38,310
Laboratory Corp of America Holdings (Health Care Providers & Svs.)	(a)	1,800	158,256
McKesson Corp. (Health Care Providers & Svs.)		2,000	140,760
Abbott Laboratories (Pharmaceuticals)		1,500	71,865
Eli Lilly & Co. (Pharmaceuticals)		1,000	35,040
Johnson & Johnson (Pharmaceuticals)		1,550	95,867
Merck & Co., Inc. (Pharmaceuticals)		2,000	72,080
Pfizer, Inc. (Pharmaceuticals)		5,000	87,550

			932,111

INDUSTRIALS – 8.0%
General Dynamics Corp. (Aerospace & Defense)		1,500	106,440
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,300	91,637
Lockheed Martin Corp. (Aerospace & Defense)		400	27,964
Northrop Grumman Corp. (Aerospace & Defense)		500	32,390
Delta Air Lines, Inc. (Airlines)	(a)	6,000	75,600
Cooper Industries PLC (Electrical Equip.)		1,220	71,114
Hubbell, Inc. Class B (Electrical Equip.)		2,000	120,260
Thomas & Betts Corp. (Electrical Equip.)	(a)	1,500	72,450
General Electric Co. (Industrial Conglomerates)		11,970	218,931
Danaher Corp. (Machinery)		2,000	94,340
FTI Consulting, Inc. (Professional Svs.)	(a)	2,500	93,200
Canadian National Railway Co. (Road & Rail)		1,040	69,129
CSX Corp. (Road & Rail)		1,230	79,470

			1,152,925

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)				Shares	Value

INFORMATION TECHNOLOGY – 8.3%
Comtech Telecommunications Corp. (Communications Equip.)				2,500	$69,325
Hewlett-Packard Co. (Computers & Peripherals)				2,580	108,618
Seagate Technology PLC (Computers & Peripherals)	(a)			4,000	60,120
Avnet, Inc. (Electronic Equip., Instr. & Comp.)	(a)			2,500	82,575
Accenture PLC Class A (IT Svs.)				1,220	59,158
Automatic Data Processing, Inc. (IT Svs.)				2,500	115,700
CACI International, Inc. Class A (IT Svs.)	(a)			1,500	80,100
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)			1,910	139,984
International Business Machines Corp. (IT Svs.)				1,600	234,816
Mastercard, Inc. Class A (IT Svs.)				520	116,537
Microsoft Corp. (Software)				5,020	140,158

					1,207,091

MATERIALS – 4.2%
Lubrizol Corp. (Chemicals)				1,200	128,256
Monsanto Co. (Chemicals)				1,700	118,388
Barrick Gold Corp. (Metals & Mining)				1,600	85,088
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)				1,000	120,090
Kinross Gold Corp. (Metals & Mining)				8,000	151,680

					603,502

TELECOMMUNICATION SERVICES – 0.9%
AT&T, Inc. (Diversified Telecom. Svs.)				2,300	67,574
SK Telecom Co. Ltd. – ADR (Wireless Telecom. Svs.)				3,500	65,205

					132,779

UTILITIES – 2.2%
Exelon Corp. (Electric Utilities)				1,690	70,372
FirstEnergy Corp. (Electric Utilities)				1,700	62,934
Consolidated Edison, Inc. (Multi-Utilities)				1,250	61,963
Public Service Enterprise Group, Inc. (Multi-Utilities)				1,950	62,030
RWE AG – ADR (Multi-Utilities)				1,000	66,390

					323,689

Total Common Stocks (Cost $7,026,022)					$7,954,147

Corporate Bonds – 33.1%		Rate	Maturity	Face Amount	Value

CONSUMER DISCRETIONARY – 3.0%
Daimler Finance North America LLC (Automobiles)		6.500%	11/15/2013	30,000	33,985
Fortune Brands, Inc. (Household Durables)		4.875%	12/01/2013	50,000	52,278
Time Warner Cable, Inc. (Media)		5.000%	02/01/2020	50,000	51,550
Dillard’s, Inc. (Multiline Retail)		9.125%	08/01/2011	46,000	47,955
J.C. Penney Corp., Inc. (Multiline Retail)		7.950%	04/01/2017	50,000	54,750
Toys R Us, Inc. (Specialty Retail)		7.375%	10/15/2018	200,000	197,000

					437,518

CONSUMER STAPLES – 2.6%
CVS Caremark Corp. (Food & Staples Retailing)		4.750%	05/18/2020	50,000	52,011
Dean Foods Co. (Food Products)		6.900%	10/15/2017	50,000	43,625
Kraft Foods, Inc. (Food Products)		6.125%	08/23/2018	100,000	114,517
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	50,000	51,730
Reynolds American, Inc. (Tobacco)		7.250%	06/01/2013	100,000	111,329

					373,212

ENERGY – 0.8%
Massey Energy Co. (Oil, Gas & Consumable Fuels)		6.875%	12/15/2013	50,000	50,875
Petrobras International Finance Co. – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	58,759

					109,634

FINANCIALS – 15.3%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.125%	01/15/2015	100,000	107,536
Merrill Lynch & Co., Inc. (Capital Markets)		5.000%	02/03/2014	10,000	10,356
Merrill Lynch & Co., Inc. (Capital Markets)		5.450%	02/05/2013	150,000	158,297
Merrill Lynch & Co., Inc. (Capital Markets)	(b)	3.190%	05/05/2014	150,000	151,693
Morgan Stanley (Capital Markets)		5.375%	10/15/2015	100,000	105,147
Morgan Stanley (Capital Markets)	(b)	0.769%	10/15/2015	100,000	93,866
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	48,086
UBS AG (Capital Markets)		5.875%	12/20/2017	100,000	110,141
Wachovia Corp. (Commercial Banks)		5.750%	02/01/2018	50,000	55,597
Wells Fargo Bank NA (Commercial Banks)	(b)	0.494%	05/16/2016	100,000	92,576
HSBC Finance Corp. (Consumer Finance)		7.000%	05/15/2012	50,000	53,665
HSBC Finance Corp. (Consumer Finance)		6.375%	11/27/2012	50,000	54,233
HSBC Finance Corp. (Consumer Finance)	(b)	3.370%	11/10/2013	100,000	101,593
Bank of America NA (Diversified Financial Svs.)	(b)	0.602%	06/15/2017	50,000	43,480
Bear Stearns Cos. LLC / The (Diversified Financial Svs.)	(b)	0.674%	11/21/2016	50,000	47,227
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	40,000	42,475
Citigroup, Inc. (Diversified Financial Svs.)		5.300%	10/17/2012	50,000	52,975
Citigroup, Inc. (Diversified Financial Svs.)		6.000%	08/15/2017	50,000	54,309
American International Group, Inc. (Insurance)		4.250%	05/15/2013	100,000	103,717

(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2010

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value

FINANCIALS (continued)
American International Group, Inc. (Insurance)		8.250%	08/15/2018	200,000	$231,080
American International Group, Inc. (Insurance)		5.375%	10/18/2011	50,000	51,662
Delphi Financial Group, Inc. (Insurance)		7.875%	01/31/2020	50,000	53,502
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	50,000	50,956
Hartford Financial Services Group, Inc. (Insurance)		6.300%	03/15/2018	100,000	106,646
Prudential Financial, Inc. (Insurance)		5.100%	09/20/2014	100,000	107,508
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	50,000	55,319
Swiss Re Solutions Holding Corp. (Insurance)		7.000%	02/15/2026	40,000	41,540
Unum Group (Insurance)		7.190%	02/01/2028	30,000	26,996

					2,212,178

INDUSTRIALS – 3.0%
L-3 Communications Corp. (Aerospace & Defense)		4.750%	07/15/2020	50,000	49,217
R.R. Donnelley & Sons Co. (Commercial Svs. & Supplies)		6.125%	01/15/2017	150,000	153,527
General Electric Co. (Industrial Conglomerates)		5.000%	02/01/2013	15,000	16,043
Ingersoll-Rand Global Holding Co. Ltd. (Machinery)		9.500%	04/15/2014	100,000	120,558
Ryder System, Inc. (Road & Rail)		5.000%	04/01/2011	100,000	100,879

					440,224

INFORMATION TECHNOLOGY – 1.8%
Fiserv, Inc. (IT Svs.)		4.625%	10/01/2020	50,000	48,658
Western Union Co. / The (IT Svs.)		5.400%	11/17/2011	100,000	103,980
Xerox Corp. (Office Electronics)		5.650%	05/15/2013	100,000	108,447

					261,085

MATERIALS – 3.6%
Rohm and Haas Co. (Chemicals)		5.600%	03/15/2013	200,000	213,949
Alcoa, Inc. (Metals & Mining)		5.720%	02/23/2019	150,000	152,374
AngloGold Ashanti Holdings PLC (Metals & Mining)		5.375%	04/15/2020	100,000	104,190
Southern Copper Corp. (Metals & Mining)		5.375%	04/16/2020	50,000	50,799

					521,312

UTILITIES – 3.0%
Arizona Public Service Co. (Electric Utilities)		6.375%	10/15/2011	50,000	52,079
Exelon Generation Co. LLC (Electric Utilities)		5.350%	01/15/2014	100,000	108,333
PPL Energy Supply LLC (Ind. Power Prod. & Energy Traders)		6.500%	05/01/2018	250,000	278,766

					439,178

Total Corporate Bonds (Cost $4,518,571)					$4,794,341

U.S. Government Agency Issues – 1.7%		Rate	Maturity	Face Amount	Value

Federal Home Loan Bank		5.375%	08/15/2018	$20,000	$22,994
Federal Home Loan Bank		4.500%	09/16/2013	20,000	21,853
Federal National Mortgage Association		5.500%	03/15/2011	100,000	101,055
Federal National Mortgage Association		5.250%	08/01/2012	100,000	106,871

Total U.S. Government Agency Issues (Cost $240,478)					$252,773

U.S. Treasury Obligations – 6.5%		Rate	Maturity	Face Amount	Value

U.S. Treasury Note		2.625%	11/15/2020	$1,000,000	$943,438

Total U.S. Treasury Obligations (Cost $961,335)					$943,438

Money Market Funds – 3.3%				Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I				483,000	$483,000

Total Money Market Funds (Cost $483,000)					$483,000

Total Investments – 99.5% (Cost $13,229,406)	(d)				$14,427,699
Other Assets in Excess of Liabilities – 0.5%					65,247

Net Assets – 100.0%					$14,492,946

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is a variable rate instrument in which the coupon rate is adjusted monthly or quarterly in concert with U.S. LIBOR or Consumer Price Index. Interest rates stated are those in effect at December 31, 2010.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at December 31, 2010.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Income Opportunity Portfolio

 Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	7.15%
Five years	1.61%
Since inception (5/1/04)	2.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Income Opportunity Portfolio returned 7.15% versus 16.38% for the current benchmark, the S&P Composite 1500 Index.

The Portfolio lagged its benchmark, but with significantly less volatility. The entire year was marked by several extreme market swings as ongoing concerns over global economic conditions roiled the U.S. equity market and sent it on a roller coaster ride. Persistent investor anxiety over the high unemployment rate, a possible double dip recession, and the perceived simultaneous threat of potential hyper-inflation and potential spiraling prices resulting in deflation all wreaked havoc on the mindset of investors. Distress in foreign nations exacerbated these domestic economic concerns. In the Eurozone, the risk of sovereign debt defaults, particularly in Greece, sent intermittent shockwaves through global financial markets. This extreme uncertainty translated into the severe market volatility that marked the year.

The Portfolio’s hedging strategy of writing S&P 500 Index call options and buying out-of-the money S&P 500 Index put options dampened the effect of market volatility on the Portfolio during the severe short-term market drops. However, the trade-off, as would be expected, resulted in the reduction of the Portfolio’s relative performance. The other primary factor that contributed to the Portfolio’s relative under-performance was the Portfolio’s composition. ICON’s active industry rotation management style can have a positive or negative impact on the Portfolio’s performance. In 2010, the stocks held in the portfolio under-performed the S&P Composite 1500 Index by about 2.6%.(1)

The Industrials and Consumer Discretionary sectors were the two major contributors to the Portfolio’s positive performance. Both are economically-sensitive sectors. Despite the market volatility, equities rose in 2010 as the economy continued its bumpy recovery. Cyclically oriented sectors such as Industrials and Consumer Discretionary were among the leaders as the broad based equity rally took all sectors higher. Positions in the Health Care and Utilities sectors were among the lowest contributors to performance. While adding to the Portfolio’s positive return for the year, they did not keep pace with the economically-sensitive sectors. Defensive-oriented sectors, while all positive, significantly lagged the broad market over the year.(1)

At the industry level, major contributors to the Portfolio’s performance were integrated oil & gas, construction & farm machinery, railroads, industrial machinery, and general merchandise stores. Just as was the case at the sector level, cyclically-oriented industries led the market higher over the year. Among industry detractors from the Portfolio’s performance were home improvement retail, other diversified financial services diversified capital markets, pharmaceuticals, and commodity chemicals. Despite its cyclical orientation it appears in hindsight that the home improvement retail industry was weighed down by ongoing weakness in the housing market.(1)

Drilling down to the individual stock level, the five top contributors to the Portfolio’s performance were Apple, Inc., Caterpillar, Inc., Union Pacific Corp., ConocoPhillips, and Altria Group, Inc. The top five detractors from the Portfolio’s performance were Bank of America Corp., Hewlett-Packard Co., Lowe’s Cos., Home Depot, Inc., and Google, Inc.(1)

On an absolute return basis, the top five performers were Vale S.A.-ADR, Eaton Corp., Time Warner Cable, Inc., Parker Hannifin Corp., and AutoZone, Inc. The bottom five performers were Bank of America Corp., Covance, Inc., Calgon Carbon Corp., Con-Way Inc., and Best Buy Co.(1)

Headed into 2011, our market value-to-price ratio of 1.06 indicates that there is still room for a continuation of the rally that began in March of 2009. The theme of this rally has been the leadership among economically-sensitive sectors. With interest rates on U.S. Treasuries still hovering at historically low levels, corporate earnings continuing to show strength, and the Federal Reserve remaining supportive to economic growth, we believe the cyclically-oriented sectors should continue to lead the market advance.

We are maintaining the Portfolio’s significant overweight position relative to the benchmark in the Industrials sector, as well as an overweight position in the Materials sector headed into the new calendar year. That said, with the market value-to-price ratio down to 1.06, we do not discount the possibility of lower equity returns relative to the past two years. So, while we remain bullish based on the market’s current valuation, the huge market rally we have experienced over about the past two years could be at a maturing stage. Thus, we enter the year with a more significant options hedge than we have had since the bull market began.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

 Change in Value of $10,000 Investment

	Income Opportunity	S&P Composite
	Portfolio	1500 Index
05/01/2004	10000	10000
06/30/2004	10230	10357
12/31/2004	10750	11142
06/30/2005	10700	11107
12/31/2005	11070	11772
06/30/2006	11080	12131
12/31/2006	11530	13578
06/30/2007	12170	14584
12/31/2007	12490	14320
06/30/2008	11850	12728
12/31/2008	9890	9061
06/30/2009	9760	9376
12/31/2009	11190	11530
06/30/2010	10810	10835
12/31/2010	11990	13419

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500, and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. The index presented herein includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	103.6
Written Options Outstanding	(3.0)
Purchased Options	0.1
Money Market Funds Less Net Liabilities	(0.7)

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	3.3
2.	International Business Machines Corp.	2.9
3.	Microsoft Corp.	2.4
4.	Chevron Corp.	2.3
5.	AT&T, Inc.	2.3
6.	Wells Fargo & Co.	2.2
7.	ConocoPhillips	2.1
8.	PepsiCo, Inc.	2.0
9.	Intel Corp.	1.9
10.	CSX Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Industrials	19.5
Information Technology	17.8
Financials	14.1
Consumer Discretionary	14.1
Consumer Staples	10.0
Energy	9.6
Materials	5.0
Utilities	5.0
Health Care	4.3
Telecommunication Services	4.2

103.6

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 103.6%		Shares	Value

CONSUMER DISCRETIONARY – 14.1%
Genuine Parts Co. (Distributors)		1,300	$66,742
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		1,400	65,016
McDonald’s Corp. (Hotels, Restaurants & Leisure)	(b)	1,700	130,492
DIRECTV Class A (Media)	(a)	1,600	63,888
Time Warner Cable, Inc. (Media)	(b)	1,800	118,854
Time Warner, Inc. (Media)		1,900	61,123
Viacom, Inc. Class B (Media)		2,200	87,142
Walt Disney Co. / The (Media)	(b)	3,700	138,787
Dollar Tree, Inc. (Multiline Retail)	(a)(b)	900	50,472
Family Dollar Stores, Inc. (Multiline Retail)	(b)	1,500	74,565
Target Corp. (Multiline Retail)	(b)	1,800	108,234
AutoZone, Inc. (Specialty Retail)	(a)(b)	400	109,036
Guess?, Inc. (Specialty Retail)		1,400	66,248
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)(b)	950	38,304
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	400	24,168
Ross Stores, Inc. (Specialty Retail)		700	44,275
TJX Cos., Inc. (Specialty Retail)	(b)	1,700	75,463
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		1,200	38,256

			1,361,065

CONSUMER STAPLES – 10.0%
Constellation Brands, Inc. Class A (Beverages)	(a)	2,000	44,300
PepsiCo, Inc. (Beverages)	(b)	2,892	188,934
Sysco Corp. (Food & Staples Retailing)	(b)	2,300	67,620
Wal-Mart Stores, Inc. (Food & Staples Retailing)		2,300	124,039
Archer-Daniels-Midland Co. (Food Products)		2,700	81,216
Bunge Ltd. (Food Products)		600	39,312
Campbell Soup Co. (Food Products)	(b)	3,300	114,675
ConAgra Foods, Inc. (Food Products)	(b)	3,100	69,998
Clorox Co. (Household Products)		800	50,624
Kimberly-Clark Corp. (Household Products)		800	50,432
Altria Group, Inc. (Tobacco)	(b)	3,600	88,632
Reynolds American, Inc. (Tobacco)		1,400	45,668

			965,450

ENERGY – 9.6%
Halliburton Co. (Energy Equip. & Svs.)		2,000	81,660
Tidewater, Inc. (Energy Equip. & Svs.)		1,000	53,840
Alliance Resource Partners LP (Oil, Gas & Consumable Fuels)		600	39,456
Chevron Corp. (Oil, Gas & Consumable Fuels)	(b)	2,400	219,000
China Petroleum & Chemical Corp. – ADR (Oil, Gas & Consumable Fuels)		500	47,845
ConocoPhillips (Oil, Gas & Consumable Fuels)	(b)	3,000	204,300
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		600	44,730
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	(b)	1,300	127,530
Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)		700	46,746
Southern Union Co. (Oil, Gas & Consumable Fuels)		1,200	28,884
TransCanada Corp. (Oil, Gas & Consumable Fuels)		800	30,432

			924,423

FINANCIALS – 14.1%
Ameriprise Financial, Inc. (Capital Markets)	(b)	500	28,775
Bank of New York Mellon Corp. / The (Capital Markets)		2,100	63,420
Goldman Sachs Group, Inc. / The (Capital Markets)		900	151,344
U.S. Bancorp (Commercial Banks)	(b)	2,900	78,213
Wells Fargo & Co. (Commercial Banks)	(b)	7,000	216,930
American Express Co. (Consumer Finance)		1,400	60,088
Ezcorp, Inc. Class A (Consumer Finance)	(a)(b)	2,900	78,677
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)	(a)	1,400	33,194
Allstate Corp. / The (Insurance)	(b)	2,200	70,136
American Financial Group, Inc. (Insurance)		1,300	41,977
Assurant, Inc. (Insurance)		1,100	42,372
Delphi Financial Group, Inc. Class A (Insurance)	(b)	1,500	43,260
Horace Mann Educators Corp. (Insurance)	(b)	4,600	82,984
Loews Corp. (Insurance)		2,000	77,820
Progressive Corp. / The (Insurance)		1,300	25,831
Prudential Financial, Inc. (Insurance)	(b)	1,800	105,678
Torchmark Corp. (Insurance)	(b)	1,300	77,662
Travelers Cos., Inc. / The (Insurance)	(b)	600	33,426
Annaly Capital Management, Inc. (Real Estate Investment Trusts)		1,600	28,672
Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)		3,800	26,600

			1,367,059

HEALTH CARE – 4.3%
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	1,100	76,208
Aetna, Inc. (Health Care Providers & Svs.)	(b)	800	24,408
AmerisourceBergen Corp. (Health Care Providers & Svs.)	(b)	900	30,708
Cardinal Health, Inc. (Health Care Providers & Svs.)	(b)	900	34,479
Express Scripts, Inc. (Health Care Providers & Svs.)	(a)(b)	600	32,430
Bristol-Myers Squibb Co. (Pharmaceuticals)		2,700	71,496
Eli Lilly & Co. (Pharmaceuticals)	(b)	2,300	80,592
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		800	21,432
Merck & Co., Inc. (Pharmaceuticals)		1,300	46,852

			418,605

INDUSTRIALS – 19.5%
General Dynamics Corp. (Aerospace & Defense)		500	35,480
Honeywell International, Inc. (Aerospace & Defense)		800	42,528
Northrop Grumman Corp. (Aerospace & Defense)	(b)	1,400	90,692
Raytheon Co. (Aerospace & Defense)		1,300	60,242
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	110,208
United Parcel Service, Inc. Class B (Air Freight & Logistics)	(b)	1,200	87,096
Alaska Air Group, Inc. (Airlines)	(a)	1,500	85,035
Delta Air Lines, Inc. (Airlines)	(a)	4,200	52,920
AMETEK, Inc. (Electrical Equip.)		1,050	41,213
Cooper Industries PLC (Electrical Equip.)		1,800	104,922
Thomas & Betts Corp. (Electrical Equip.)	(a)(b)	600	28,980
3M Co. (Industrial Conglomerates)	(b)	2,000	172,600
General Electric Co. (Industrial Conglomerates)	(b)	4,200	76,818
Siemens AG – ADR (Industrial Conglomerates)	(b)	300	37,275
Barnes Group, Inc. (Machinery)		2,400	49,608
Caterpillar, Inc. (Machinery)	(b)	1,700	159,222
Deere & Co. (Machinery)		800	66,440
Dover Corp. (Machinery)		700	40,915
Eaton Corp. (Machinery)	(b)	500	50,755
Ingersoll-Rand PLC (Machinery)		1,100	51,799
Parker Hannifin Corp. (Machinery)		400	34,520
CSX Corp. (Road & Rail)	(b)	2,700	174,447
Union Pacific Corp. (Road & Rail)	(b)	1,700	157,522
W.W. Grainger, Inc. (Trading Companies & Distributors)	(b)	500	69,055

			1,880,292

INFORMATION TECHNOLOGY – 17.8%
Cisco Systems, Inc. (Communications Equip.)	(a)	2,200	44,506
Harris Corp. (Communications Equip.)		1,400	63,420
Apple, Inc. (Computers & Peripherals)	(a)(b)	1,000	322,560
EMC Corp. (Computers & Peripherals)	(a)	2,700	61,830

(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

INFORMATION TECHNOLOGY (continued)
Hewlett-Packard Co. (Computers & Peripherals)	(b)	1,800	$75,780
Accenture PLC Class A (IT Svs.)		2,100	101,829
Automatic Data Processing, Inc. (IT Svs.)		2,400	111,072
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	500	36,645
International Business Machines Corp. (IT Svs.)		1,900	278,844
Altera Corp. (Semiconductors & Equip.)		2,500	88,950
Intel Corp. (Semiconductors & Equip.)	(b)	8,900	187,167
Texas Instruments, Inc. (Semiconductors & Equip.)		2,400	78,000
Intuit, Inc. (Software)	(a)	600	29,580
Microsoft Corp. (Software)	(b)	8,400	234,528

			1,714,711

MATERIALS – 5.0%
Ashland, Inc. (Chemicals)		800	40,688
Lubrizol Corp. (Chemicals)	(b)	700	74,816
Olin Corp. (Chemicals)	(b)	3,800	77,976
Barrick Gold Corp. (Metals & Mining)		600	31,908
BHP Billiton Ltd. – ADR (Metals & Mining)		400	37,168
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	(b)	700	84,063
Newmont Mining Corp. (Metals & Mining)	(b)	400	24,572
Nucor Corp. (Metals & Mining)	(b)	900	39,438
Steel Dynamics, Inc. (Metals & Mining)	(b)	1,600	29,280
Vale SA – ADR (Metals & Mining)		1,200	41,484

			481,393

TELECOMMUNICATION SERVICES – 4.2%
AT&T, Inc. (Diversified Telecom. Svs.)	(b)	7,400	217,412
Verizon Communications, Inc. (Diversified Telecom. Svs.)	(b)	3,500	125,230
America Movil SAB de CV – ADR (Wireless Telecom. Svs.)		1,200	68,808

			411,450

UTILITIES – 5.0%
American Electric Power Co., Inc. (Electric Utilities)	(b)	1,800	64,764
Entergy Corp. (Electric Utilities)		600	42,498
FirstEnergy Corp. (Electric Utilities)		1,900	70,338
Southern Co. (Electric Utilities)	(b)	2,300	87,929
AGL Resources, Inc. (Gas Utilities)	(b)	2,100	75,285
Wisconsin Energy Corp. (Multi-Utilities)	(b)	1,400	82,404
Xcel Energy, Inc. (Multi-Utilities)		2,400	56,520

			479,738

Total Common Stocks (Cost $8,574,928)			$10,004,186

Purchased Options – 0.1%	(c)	Contracts	Value

S&P 500 Index Put Option Expiration: January 2011, Exercise Price: $1,080.00		90	$4,950

Total Purchased Options (Cost $24,903)			$4,950

Money Market Funds – 1.3%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		124,000	$124,000

Total Money Market Funds (Cost $124,000)			$124,000

Total Investments – 105.0% (Cost $8,723,831)	(d)		$10,133,136
Total Written Options Outstanding – (3.0)% (see following schedule)			(295,280)
Liabilities in Excess of Other Assets – (2.0)%			(189,622)

Net Assets – 100.0%			$9,648,234

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Written Options Outstanding	December 31, 2010

	Contracts*	Value

S&P 500 Index Call Option
Expiration: January 2011, Exercise Price: $1,205.00	13	$77,870
S&P 500 Index Call Option
Expiration: January 2011,
Exercise Price: $1,240.00	6	17,160
S&P 500 Index Call Option
Expiration: January 2011,
Exercise Price: $1,220.00	45	200,250

Total Written Options Outstanding (Premiums received $190,784)	64	$295,280

* 100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Target VIP Portfolio

 Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	19.47%
Five years	-1.14%
Since inception (11/2/05)	-.84%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Target VIP Portfolio returned 19.47% versus 16.93% for the current benchmark, the Russell 3000 Index.

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot as Portugal, Ireland and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperform large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, while largely viewed as detrimental to industry profits, removed two lingering unknowns that allowed investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically-sensitive sectors such as Consumer Discretionary and Industrials led the rally, while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The Portfolio outperformed the Russell 3000 Index in 2010. The top performing stocks were the following: Netflix, Inc., up 218.9%; Deckers Outdoor Corp., up 135.2%; Baidu, Inc., up 134.7%; Baldor Electric Co., up 126.8%; Chart Industries, Inc., up 104.5%; WESCO International, Inc., up 95.5%; priceline.com, Inc., up 82.9%; Syniverse Holdings, Inc., up 76.5%; Middleby Corp., up 72.2%; and Herbalife Ltd., up 70.7%.(1)

Stock selection in Information Technology, Industrials, and Consumer Discretionary sectors was the main contributor to relative out-performance during the year. Consumer Staples also added to relative performance, primarily due to selection. Energy holdings in the Portfolio underperformed the benchmark on a relative basis, however. An underweight position in the sector also detracted from Portfolio performance during the year.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

 Change in Value of $10,000 Investment

	Target VIP	Russell 3000
	Portfolio	Index
11/02/2005	10000	10000
12/31/2005	10140	10316
06/30/2006	10140	10650
12/31/2006	11231	11938
06/30/2007	12051	12787
12/31/2007	12325	12551
06/30/2008	10652	11165
12/31/2008	6984	7869
06/30/2009	6727	8199
12/31/2009	8015	10099
06/30/2010	7434	9488
12/31/2010	9575	11809

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.2
Money Market Funds and Other Net Assets	1.8

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Cognizant Technology Solutions Corp. Class A	4.5
2.	priceline.com, Inc.	4.2
3.	Infosys Technologies Ltd. – ADR	3.7
4.	Microsoft Corp.	3.3
5.	Travelers Cos., Inc. / The	3.2
6.	International Business Machines Corp.	3.2
7.	Procter & Gamble Co. / The	3.0
8.	AT&T, Inc.	3.0
9.	Wal-Mart Stores, Inc.	2.9
10.	Merck & Co., Inc.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	20.6
Consumer Discretionary	17.7
Health Care	13.3
Consumer Staples	11.1
Telecommunication Services	10.7
Industrials	7.6
Energy	7.5
Financials	6.6
Utilities	2.5
Materials	0.6

98.2

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.2%		Shares	Value

CONSUMER DISCRETIONARY – 17.7%
Fuel Systems Solutions, Inc. (Auto Components)	(a)	751	$22,064
Lincoln Educational Services Corp. (Diversified Consumer Svs.)		2,520	39,085
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)		3,058	100,792
California Pizza Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	2,408	41,610
Peet’s Coffee & Tea, Inc. (Hotels, Restaurants & Leisure)	(a)	1,278	53,344
Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	(a)	6,987	119,967
Garmin Ltd. (Household Durables)		3,731	115,624
Tupperware Brands Corp. (Household Durables)		2,212	105,446
NetFlix, Inc. (Internet & Catalog Retail)	(a)	1,960	344,372
priceline.com, Inc. (Internet & Catalog Retail)	(a)	2,281	911,374
DISH Network Corp. Class A (Media)	(a)	3,908	76,831
Virgin Media, Inc. (Media)		6,258	170,468
Big 5 Sporting Goods Corp. (Specialty Retail)		1,820	27,791
Dress Barn, Inc. / The (Specialty Retail)	(a)	2,553	67,450
DSW, Inc. Class A (Specialty Retail)	(a)	1,190	46,529
Genesco, Inc. (Specialty Retail)	(a)	2,286	85,702
Guess?, Inc. (Specialty Retail)		3,233	152,986
Hibbett Sports, Inc. (Specialty Retail)	(a)	2,798	103,246
J. Crew Group, Inc. (Specialty Retail)	(a)	2,249	97,022
Jo-Ann Stores, Inc. (Specialty Retail)	(a)	937	56,426
Jos. A Bank Clothiers, Inc. (Specialty Retail)	(a)	2,662	107,332
Men’s Wearhouse, Inc. / The (Specialty Retail)		5,165	129,022
TJX Cos., Inc. (Specialty Retail)		3,717	164,998
Urban Outfitters, Inc. (Specialty Retail)	(a)	9,100	325,871
Coach, Inc. (Textiles, Apparel & Luxury Goods)		2,815	155,698
Culp, Inc. (Textiles, Apparel & Luxury Goods)	(a)	3,232	33,484
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	1,296	103,343
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	1,142	47,644
True Religion Apparel, Inc. (Textiles, Apparel & Luxury Goods)	(a)	2,449	54,515

			3,860,036

CONSUMER STAPLES – 11.1%
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	4,134	151,635
Wal-Mart Stores, Inc. (Food & Staples Retailing)		11,708	631,412
Mead Johnson Nutrition Co. (Food Products)		743	46,252
TreeHouse Foods, Inc. (Food Products)	(a)	3,164	161,649
Procter & Gamble Co. / The (Household Products)		10,359	666,394
Herbalife Ltd. (Personal Products)		2,133	145,833
Nu Skin Enterprises, Inc. (Personal Products)		2,196	66,451
Lorillard, Inc. (Tobacco)		577	47,349
Philip Morris International, Inc. (Tobacco)		6,881	402,745
Universal Corp. (Tobacco)		2,462	100,203

			2,419,923

ENERGY – 7.5%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	1,223	108,737
Hornbeck Offshore Services, Inc. (Energy Equip. & Svs.)	(a)	2,516	52,534
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		4,183	281,307
BP PLC – ADR (Oil, Gas & Consumable Fuels)		4,555	201,194
ENI SpA – ADR (Oil, Gas & Consumable Fuels)		5,190	227,011
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		2,670	170,827
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		567	20,588
Repsol YPF SA – ADR (Oil, Gas & Consumable Fuels)		9,829	274,622
Royal Dutch Shell PLC – ADR (Oil, Gas & Consumable Fuels)		4,366	291,561

			1,628,381

FINANCIALS – 6.6%
Franklin Resources, Inc. (Capital Markets)		2,490	276,913
GFI Group, Inc. (Capital Markets)		11,854	55,595
T. Rowe Price Group, Inc. (Capital Markets)		2,774	179,034
Banco Santander SA – ADR (Commercial Banks)		15,957	169,942
Travelers Cos., Inc. / The (Insurance)		12,649	704,676
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		1,764	66,062

			1,452,222

HEALTH CARE – 13.3%
Abaxis, Inc. (Health Care Equip. & Supplies)	(a)	2,112	56,707
Baxter International, Inc. (Health Care Equip. & Supplies)		4,160	210,579
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	2,059	530,707
Stryker Corp. (Health Care Equip. & Supplies)		2,743	147,299
Zoll Medical Corp. (Health Care Equip. & Supplies)	(a)	2,117	78,816
HMS Holdings Corp. (Health Care Providers & Svs.)	(a)	2,538	164,386
Kindred Healthcare, Inc. (Health Care Providers & Svs.)	(a)	3,862	70,945
Cerner Corp. (Health Care Technology)	(a)	1,537	145,615
Computer Programs & Systems, Inc. (Health Care Technology)		1,063	49,791
MedAssets, Inc. (Health Care Technology)	(a)	5,511	111,267
Dionex Corp. (Life Sciences Tools & Svs.)	(a)	1,714	202,269
Parexel International Corp. (Life Sciences Tools & Svs.)	(a)	5,651	119,971
Waters Corp. (Life Sciences Tools & Svs.)	(a)	649	50,434
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		6,231	244,380
Merck & Co., Inc. (Pharmaceuticals)		17,154	618,230
Warner Chilcott PLC Class A (Pharmaceuticals)		4,705	106,145

			2,907,541

INDUSTRIALS – 7.6%
GeoEye, Inc. (Aerospace & Defense)	(a)	1,850	78,421
National Presto Industries, Inc. (Aerospace & Defense)		669	86,977
United Technologies Corp. (Aerospace & Defense)		4,262	335,505
EnergySolutions, Inc. (Commercial Svs. & Supplies)		8,638	48,114
Foster Wheeler AG (Construction & Engineering)	(a)	1,058	36,522
Baldor Electric Co. (Electrical Equip.)		4,525	285,256
Chart Industries, Inc. (Machinery)	(a)	2,802	94,652
Flowserve Corp. (Machinery)		257	30,640
Joy Global, Inc. (Machinery)		1,922	166,733
Middleby Corp. (Machinery)	(a)	1,785	150,690
Robbins & Myers, Inc. (Machinery)		3,254	116,428
Dun & Bradstreet Corp. (Professional Svs.)		236	19,373
WESCO International, Inc. (Trading Companies & Distributors)	(a)	4,171	220,229

			1,669,540

INFORMATION TECHNOLOGY – 20.6%
Western Digital Corp. (Computers & Peripherals)	(a)	7,762	263,132
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		617	32,565
Scansource, Inc. (Electronic Equip., Instr. & Comp.)	(a)	2,569	81,951
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	4,951	477,920
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	13,272	972,705
Infosys Technologies Ltd. – ADR (IT Svs.)		10,757	818,393
International Business Machines Corp. (IT Svs.)		4,782	701,806
Teradata Corp. (IT Svs.)	(a)	624	25,684
Unisys Corp. (IT Svs.)	(a)	1,499	38,809
Wright Express Corp. (IT Svs.)	(a)	1,329	61,134
Lawson Software, Inc. (Software)	(a)	15,765	145,826
Microsoft Corp. (Software)		25,657	716,343
Progress Software Corp. (Software)	(a)	3,846	162,763

			4,499,031

(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2010

Common Stocks (Continued)		Shares	Value

MATERIALS – 0.6%
Koppers Holdings, Inc. (Chemicals)		1,968	$70,415
NewMarket Corp. (Chemicals)		530	65,386

			135,801

TELECOMMUNICATION SERVICES – 10.7%
AT&T, Inc. (Diversified Telecom. Svs.)		22,449	659,552
Cogent Communications Group, Inc. (Diversified Telecom. Svs.)	(a)	4,380	61,933
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		17,897	229,082
France Telecom SA – ADR (Diversified Telecom. Svs.)		10,389	219,000
Neutral Tandem, Inc. (Diversified Telecom. Svs.)	(a)	3,281	47,378
Telefonica SA – ADR (Diversified Telecom. Svs.)		3,153	215,728
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	8,896	397,295
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)	(a)	6,762	208,608
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,466	303,046

			2,341,622

UTILITIES – 2.5%
Questar Corp. (Gas Utilities)		566	9,854
National Grid PLC – ADR (Multi-Utilities)		4,867	215,997
Public Service Enterprise Group, Inc. (Multi-Utilities)		1,612	51,278
Sempra Energy (Multi-Utilities)		786	41,249
Veolia Environnement SA – ADR (Multi-Utilities)		7,951	233,441

			551,819

Total Common Stocks (Cost $18,292,425)			$21,465,916

Money Market Funds – 1.5%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		327,000	$327,000

Total Money Market Funds (Cost $327,000)			$327,000

Total Investments – 99.7% (Cost $18,619,425)	(b)		$21,792,916
Other Assets in Excess of Liabilities – 0.3%			63,339

Net Assets – 100.0%			$21,856,255

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Target Equity/Income Portfolio

 Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	23.23%
Five years	-1.69%
Since inception (11/2/05)	-1.39%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Target Equity/Income Portfolio returned 23.23% versus 16.93% for the current benchmark, the Russell 3000 Index.

U.S. equities backed up their stellar 2009 with another strong year in 2010 as corporate America posted solid earnings growth and economic data pointed toward improving conditions. When taking a step back, however, the year was not without its share of uncertainty. The best way to review the year is to divide it into three distinct segments.

Stocks got off to a sluggish start in January before moving higher amid strong earnings results and prospects of an improving economy. As the first quarter earnings season progressed, it became apparent that corporate America was benefiting not only from strict cost controls (resulting in strong margins), but also improving top line results. The March jobs report, which showed the largest monthly job gains in three years, further boosted equities. Through the end of April, the S&P 500 Index gained 7.0% while the small cap Russell 2000 Index rose 15.0%.

The balance of the second quarter saw a reversal that sent the major stock market averages into negative territory for the year. Fear of contagion in Europe spooked global markets, as Greece required a bailout and questions about the long-term viability of the Euro forced investors to take money (and risk) off the table. Greece was not the only trouble spot as Portugal, Ireland and Spain (the quartet somewhat derisively known as “the PIGS”) were also brought in to the picture. In fact, Ireland would require a bailout of its own in the fourth quarter. Stateside, continued sluggishness on the employment front following the March jobs report, along with stalled retail sales growth and major health care and financial legislation held back share prices. From April 30 to June 30, the S&P 500 Index lost 12.8% while the Russell 2000 Index shed 14.7%.

The remainder of the year saw stocks rally and small caps outperformed large caps by a healthy margin. The Russell 2000 Index gained 29.3% over the balance of the year. Large caps also performed well returning 23.2% as measured by the S&P 500 Index. The rally into year end was fed by several factors. Sovereign debt fears in Europe, while still very much a concern, subsided as investors determined likely outcomes were already factored into economic growth forecasts and equity prices. The passage of health care and financial reforms, while largely viewed as detrimental to industry profits, removed two lingering unknowns that allowed investors to more accurately gauge long-term impacts. A Republican takeover of the House of Representatives and substantial gains in the Senate during the November mid-term elections brought prospects of a more business friendly Washington. Finally, the Federal Reserve’s “QE2” asset purchases and a temporary extension of the Bush era tax cuts provided investors more reason to add risk back to their portfolios and equities were bid higher.

The end result was a very solid year for equities which saw the major market averages take back the levels last seen prior to the collapse of Lehman Brothers in the fall of 2008. While many remained skeptical, economic data continued to point toward improving conditions throughout the year. Economically-sensitive sectors such as Consumer Discretionary and Industrials led the rally while the more defensive Utilities and Health Care sectors lagged. Growth stocks outperformed value for the year as investors favored higher growth names, although value outperformed growth at the end of the year.

The Portfolio outperformed the Russell 3000 Index in 2010. The top performing stocks were the following: Netflix, Inc., up 218.9%; Deckers Outdoor Corp., up 135.2%; priceline.com, Inc., up 82.9%; Herbalife Ltd., up 70.7%; Jo-Ann Stores, Inc., up 66.2%; Cognizant Technology Solutions Corp., up 61.7%; United Bankshares, Inc., up 52.2%; Steven Madden Ltd., up 51.7%; FNB Corp., up 51.7%; and DSW, Inc. Class A, up 51.1%.(1)

Consumer Discretionary holdings posted the best relative performance against the benchmark during the year. The sector was boosted by top contributors Deckers Outdoor Corp., Netflix Inc., and Priceline.com. Strong performance from the Portfolio’s Information Technology and Financials holdings also added to relative out-performance against the benchmark. A significant underweight position in Industrials detracted from relative performance, however, as the sector was a top performer in the S&P 500 Index. Energy was not represented in the Portfolio, causing relative under-performance against the benchmark.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

 Change in Value of $10,000 Investment

	Target	Russell 3000
	Equity/Income Portfolio	Index
11/02/2005	10000	10000
12/31/2005	10130	10316
06/30/2006	9970	10650
12/31/2006	11078	11938
06/30/2007	11924	12787
12/31/2007	12233	12551
06/30/2008	10357	11165
12/31/2008	6719	7869
06/30/2009	6090	8199
12/31/2009	7548	10099
06/30/2010	7366	9488
12/31/2010	9301	11809

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	98.0
Money Market Funds and Other Net Assets	2.0

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Cognizant Technology Solutions Corp. Class A	9.1
2.	priceline.com, Inc.	7.5
3.	NetFlix, Inc.	4.5
4.	Intuitive Surgical, Inc.	4.2
5.	NII Holdings., Inc.	3.7
6.	Western Digital Corp.	3.2
7.	Urban Outfitters, Inc.	3.0
8.	FNB Corp.	3.0
9.	United Bankshares, Inc.	3.0
10.	Sensient Technologies Corp.	2.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Financials	26.2
Consumer Discretionary	25.8
Information Technology	13.7
Utilities	13.4
Consumer Staples	7.2
Health Care	4.2
Materials	3.8
Telecommunication Services	3.7

98.0

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 98.0%		Shares	Value

CONSUMER DISCRETIONARY – 25.8%
Fuel Systems Solutions, Inc. (Auto Components)	(a)	2,832	$83,204
Tupperware Brands Corp. (Household Durables)		8,346	397,854
NetFlix, Inc. (Internet & Catalog Retail)	(a)	6,792	1,193,354
priceline.com, Inc. (Internet & Catalog Retail)	(a)	4,957	1,980,569
Big 5 Sporting Goods Corp. (Specialty Retail)		6,869	104,890
Dress Barn, Inc. / The (Specialty Retail)	(a)	9,639	254,662
DSW, Inc. Class A (Specialty Retail)	(a)	4,495	175,754
Guess?, Inc. (Specialty Retail)		12,193	576,973
J. Crew Group, Inc. (Specialty Retail)	(a)	8,487	366,129
Jo-Ann Stores, Inc. (Specialty Retail)	(a)	3,542	213,299
Urban Outfitters, Inc. (Specialty Retail)	(a)	22,334	799,781
Culp, Inc. (Textiles, Apparel & Luxury Goods)	(a)	12,188	126,268
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	4,891	390,008
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,308	179,730

			6,842,475

CONSUMER STAPLES – 7.2%
Kraft Foods, Inc. Class A (Food Products)		20,195	636,344
Herbalife Ltd. (Personal Products)		8,054	550,652
Nu Skin Enterprises, Inc. (Personal Products)		8,284	250,674
Universal Corp. (Tobacco)		11,894	484,086

			1,921,756

FINANCIALS – 26.2%
BB&T Corp. (Commercial Banks)		21,723	571,098
FNB Corp. (Commercial Banks)		80,349	789,027
Trustmark Corp. (Commercial Banks)		24,352	604,904
United Bankshares, Inc. (Commercial Banks)		26,953	787,028
Allstate Corp. / The (Insurance)		18,185	579,738
Cincinnati Financial Corp. (Insurance)		21,016	665,997
Mercury General Corp. (Insurance)		13,980	601,280
Astoria Financial Corp. (Thrifts & Mortgage Finance)		44,347	616,867
First Niagara Financial Group, Inc. (Thrifts & Mortgage Finance)		39,572	553,217
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		38,264	721,276
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		33,068	463,283

			6,953,715

HEALTH CARE – 4.2%
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	4,297	1,107,552

INFORMATION TECHNOLOGY – 13.7%
Western Digital Corp. (Computers & Peripherals)	(a)	24,899	844,076
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	33,150	2,429,563
Unisys Corp. (IT Svs.)	(a)	5,658	146,486
Wright Express Corp. (IT Svs.)	(a)	5,020	230,920

			3,651,045

MATERIALS – 3.8%
NewMarket Corp. (Chemicals)		2,000	246,740
Sensient Technologies Corp. (Chemicals)		20,748	762,074

			1,008,814

TELECOMMUNICATION SERVICES – 3.7%
NII Holdings, Inc. (Wireless Telecom. Svs.)	(a)	21,828	974,838

UTILITIES – 13.4%
Northeast Utilities (Electric Utilities)		21,096	672,540
Unisource Energy Corp. (Electric Utilities)		16,769	601,001
DTE Energy Co. (Multi-Utilities)		12,519	567,361
NiSource, Inc. (Multi-Utilities)		35,501	625,528
PG&E Corp. (Multi-Utilities)		12,229	585,035
Sempra Energy (Multi-Utilities)		9,760	512,205

			3,563,670

Total Common Stocks (Cost $21,977,452)			$26,023,865

Money Market Funds – 2.0%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		533,000	$533,000

Total Money Market Funds (Cost $533,000)			$533,000

Total Investments – 100.0% (Cost $22,510,452)	(b)		$26,556,865
Other Assets in Excess of Liabilities – 0.0%			4,751

Net Assets – 100.0%			$26,561,616

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.	Bristol Growth Portfolio

 Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

 Performance as of December 31, 2010

Average Annual Total Returns:
One year	12.79%
Since inception (5/1/07)	-0.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

 Comments

For the year ended December 31, 2010, the Bristol Growth Portfolio returned 12.79% versus 16.71% for the current benchmark, the Russell 1000 Growth Index.

2010 ended being a year where success could be attributed to taking on more portfolio risk, either through concentration in buyout names, economically leveraged industries, or smaller than average cap over-weighting. This can be seen simply by observing the 2010 returns by market capitalization, with the S&P 500 Index having the largest median cap stock return (just over 15%); then the Russell 1000 Index, having a slightly lower median cap, returning 16.1%; the Russell 2500 Mid-Cap Index returning 25.5%; and the Russell 2000 Small Cap Index returning almost 26.9%. Within each of these cap ranges, growth outperformed value, indicating a preference for the perception of fundamental growth over valuation. Though this factor bet typically works coming out of a recession, 2010 was somewhat atypical, as the economic outlook actually declined as we progressed through the year, as unemployment actually moved up, and Gross Domestic Product (GDP) forecasts were cut. GDP forecasts were finally raised in the fourth quarter after the Federal Reserve announced the next phase of its quantitative easing and the Bush tax cuts appeared to remain intact. The largest difference between growth and value indices was in the small cap sector, where growth outperformed value by over 450 basis points. There appeared to be a demand by investors for top-line growth stocks at any price, a situation which typically has negative consequences for the market when the mania subsides. As our investment process always considers an attractive stock valuation as the first requirement for Portfolio inclusion, not participating in the momentum, risk-taking driven market negatively affected our relative performance.

The Portfolio’s relative performance was also negatively impacted by a few stocks. One of the worst performers was Sunpower Corp., which twice during the year announced that it was pushing back the earnings contributions from its slightly delayed solar projects. The stock was cheap, and got cheaper. It is now trading at approximately 8 times 2011 projected earnings. This seems like an attractive multiple for a fairly well-positioned company, and if the company actually does what it says it can do, it may have a decent year. We continue to hold it. Hewlett-Packard Co. also had a disappointing year, being down 17% in 2010. Their chairman was forced to resign under rather unpleasant circumstances and the price per earnings multiple contracted, as investors worried about their positioning in tablets, a slowing growth in printer sales, their loss of market share to Acer and Lenovo in laptops, and a questionable purchase of Palm on which to focus their wireless phone strategy. Somehow, they did not miss their earnings per share (EPS) projections, but the multiple contracted regardless.(1)

Even though Financials made a stellar comeback in the final quarter, during the year the Portfolio’s relative performance was negatively affected by a few stocks, namely Wells Fargo & Co., Morgan Stanley, and Bank of America Corp. All three were the result of continuing legal unknowns from the mortgage fiasco, with Bank of America Corp. and Wells Fargo & Co. perhaps more exposed to mortgage push backs from both government sponsored enterprises (GSEs) as well as private intermediaries; and Morgan Stanley perhaps suffering from an unknown fate similar to Goldman Sachs on potential underwriting concerns and lawsuits. The three financials cost the Portfolio approximately 54 basis points of relative performance combined.(1)

The Portfolio was not without its individual successes, including Apple, Inc., adding over 100 basis points; Exxon Mobil Corp., adding 80; Freeport-McMoRan Copper and Gold, Inc. adding over 50; and Industrials such as Honeywell International, Inc. and Johnson Controls, Inc. combining to add 119 basis points.(1)

At the beginning of 2010, we took the position that the economy would improve, that emerging markets would provide most of the economic growth, that consumers would still be constrained in their spending, and that margins would tighten in consumer oriented products, as raw material pricing increased and companies were not so able to raise selling prices to pass through the higher costs. These are similar themes to what we believe now. We are cognizant that China is taking, and will continue to take, steps to slow inflation in their country, and of the potential impact to pricing of commodities. However, there is still huge economic growth ahead for China and India, as their consumers begin to spend some of their earnings and start to raise their standards of living. They are far behind the U.S. and other developed nations, but the gap is narrowing. Eventually, we see both India and China being able to grow their economies self-sustainably, without a constantly increasing reliance on exports. Trying to avoid U.S.-centric companies, with little growing exposure to emerging economies, continues to be a major driver in our research and investments.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2010.

(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

 Change in Value of $10,000 Investment

	Bristol Growth	Russell 1000
	Portfolio	Growth Index
05/01/2007	10000	10000
06/30/2007	10230	10173
12/31/2007	10340	10520
06/30/2008	9520	9567
12/31/2008	6144	6477
06/30/2009	7163	7223
12/31/2009	8741	8886
06/30/2010	7992	8207
12/31/2010	9860	10371

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values. The index presented herein includes the effects of requested dividends.

 Portfolio Composition as of December 31, 2010 (1)

% of Net Assets

Common Stocks (3)	97.5
Money Market Funds Less Net Liabilities	2.5

100.0

 Top 10 Portfolio Holdings as of December 31, 2010 (1) (2)

	% of Net Assets

1.	Apple, Inc.	4.5
2.	Oracle Corp.	3.0
3.	Google, Inc. Class A	3.0
4.	International Business Machines Corp.	3.0
5.	Exxon Mobil Corp.	2.9
6.	Cisco Systems, Inc.	2.6
7.	QUALCOMM, Inc.	2.5
8.	Hewlett-Packard Co.	2.3
9.	Maxim Integrated Products, Inc.	2.3
10.	Chevron Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets

Information Technology	32.9
Consumer Discretionary	13.0
Energy	11.2
Industrials	10.6
Health Care	9.9
Financials	8.8
Materials	8.6
Consumer Staples	2.5

97.5

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2010

Common Stocks – 97.5%		Shares	Value

CONSUMER DISCRETIONARY – 13.0%
Johnson Controls, Inc. (Auto Components)		35,000	$1,337,000
Lear Corp. (Auto Components)	(a)	1,000	98,710
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	(a)	31,400	1,475,800
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		18,100	1,100,118
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,000	1,440,000
Target Corp. (Multiline Retail)		28,800	1,731,744
Tiffany & Co. (Specialty Retail)		9,500	591,565
Coach, Inc. (Textiles, Apparel & Luxury Goods)		21,600	1,194,696
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,600	1,247,132
Warnaco Group, Inc. / The (Textiles, Apparel & Luxury Goods)	(a)	16,400	903,148

			11,119,913

CONSUMER STAPLES – 2.5%
Coca-Cola Co. / The (Beverages)		19,000	1,249,630
Procter & Gamble Co. / The (Household Products)		13,600	874,888

			2,124,518

ENERGY – 11.2%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	5,600	238,504
Halliburton Co. (Energy Equip. & Svs.)		25,500	1,041,165
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		14,300	961,675
Chevron Corp. (Oil, Gas & Consumable Fuels)		19,400	1,770,250
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		34,000	2,486,080
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		18,900	1,408,995
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		16,300	1,599,030

			9,505,699

FINANCIALS – 8.8%
Discover Financial Services (Consumer Finance)		52,700	976,531
Bank of America Corp. (Diversified Financial Svs.)		50,600	675,004
JPMorgan Chase & Co. (Diversified Financial Svs.)		34,300	1,455,006
Hartford Financial Services Group, Inc. (Insurance)		60,900	1,613,241
Lincoln National Corp. (Insurance)		52,400	1,457,244
MetLife, Inc. (Insurance)		30,500	1,355,420

			7,532,446

HEALTH CARE – 9.9%
St. Jude Medical, Inc. (Health Care Equip. & Supplies)	(a)	41,200	1,761,300
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	27,500	1,526,250
Allergan, Inc. (Pharmaceuticals)		23,900	1,641,213
Medicis Pharmaceutical Corp. Class A (Pharmaceuticals)		55,900	1,497,561
Merck & Co., Inc. (Pharmaceuticals)		23,500	846,940
Pfizer, Inc. (Pharmaceuticals)		66,000	1,155,660

			8,428,924

INDUSTRIALS – 10.6%
Honeywell International, Inc. (Aerospace & Defense)		32,600	1,733,016
United Parcel Service, Inc. Class B (Air Freight & Logistics)		23,400	1,698,372
Rockwell Automation, Inc. (Electrical Equip.)		24,500	1,756,895
Caterpillar, Inc. (Machinery)		10,900	1,020,894
Ingersoll-Rand PLC (Machinery)		37,100	1,747,039
SPX Corp. (Machinery)		15,600	1,115,244

			9,071,460

INFORMATION TECHNOLOGY – 32.9%
Cisco Systems, Inc. (Communications Equip.)	(a)	108,300	2,190,909
QUALCOMM, Inc. (Communications Equip.)		43,600	2,157,764
Apple, Inc. (Computers & Peripherals)	(a)	11,950	3,854,592
Hewlett-Packard Co. (Computers & Peripherals)		46,800	1,970,280
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,310	2,560,011
International Business Machines Corp. (IT Svs.)		17,200	2,524,272
Applied Materials, Inc. (Semiconductors & Equip.)		50,900	715,145
Broadcom Corp. Class A (Semiconductors & Equip.)		31,600	1,376,180
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		82,200	1,941,564
SunPower Corp. Class B (Semiconductors & Equip.)	(a)	86,503	1,073,502
Texas Instruments, Inc. (Semiconductors & Equip.)		53,300	1,732,250
Citrix Systems, Inc. (Software)	(a)	25,800	1,764,978
Microsoft Corp. (Software)		58,700	1,638,904
Oracle Corp. (Software)		82,600	2,585,380

			28,085,731

MATERIALS – 8.6%
Air Products & Chemicals, Inc. (Chemicals)		18,700	1,700,765
Celanese Corp. (Chemicals)		19,900	819,283
E.I. du Pont de Nemours & Co. (Chemicals)		33,300	1,661,004
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		11,600	1,393,044
Rio Tinto PLC – ADR (Metals & Mining)		24,000	1,719,840

			7,293,936

Total Common Stocks (Cost $72,479,367)			$83,162,627

Money Market Funds – 4.0%		Shares	Value

Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		3,418,000	$3,418,000

Total Money Market Funds (Cost $3,418,000)			$3,418,000

Total Investments – 101.5% (Cost $75,897,367)	(b)		$86,580,627
Liabilities in Excess of Other Assets – (1.5)%			(1,284,454)

Net Assets – 100.0%			$85,296,173

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for Federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2010

						Capital		International
	Equity	Money Market	Bond	Omni	International	Appreciation	Millennium	Small-Mid Company
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$213,926,161	$275,684,389	$141,657,373	$41,097,196	$217,387,462	$131,994,351	$42,011,214	$78,770,685
Repurchase agreements	4,165,480	12,822,000	628,000	—	—	—	—	—
Cash	—	1,265,483	816	598	—	525	69	—
Foreign currencies, at value**	—	—	—	—	105,606	—	—	9,527
Receivable for securities sold	2,114,534	—	—	506,914	2,032,248	342,156	356,394	4,828
Due from adviser	—	29,406	—	—	—	—	—	—
Receivable for fund shares sold	525,798	4,700,660	4,505,785	24,886	45,852	33,403	28,064	17,822
Dividends and accrued interest receivable	125,950	7,089	1,575,116	145,245	64,396	103,178	1,833	33,676
Foreign tax reclaim receivable	—	—	—	—	131,455	—	—	47,718
Prepaid expenses and other assets	3,958	1,567	713	741	3,902	2,275	923	1,287

Total assets	220,861,881	294,510,594	148,367,803	41,775,580	219,770,921	132,475,888	42,398,497	78,885,543

Liabilities:
Net unrealized depreciation on foreign currency contracts	—	—	—	—	273,494	—	—	—
Payable for securities purchased	674,392	—	—	440,240	1,414,103	326,841	255,158	—
Payable for fund shares redeemed	572,340	952,440	88,305	117,808	4,791,711	2,233,299	19,974	83,721
Variation margin payable to broker	—	—	—	—	119	—	—	—
Payable for investment management services	145,804	61,638	69,610	20,905	147,536	87,278	28,358	65,270
Accrued custody expense	1,602	2,051	837	686	33,323	799	828	9,597
Accrued professional fees	11,866	11,983	11,737	11,569	11,858	11,719	11,571	11,628
Accrued accounting fees	12,318	19,457	12,357	4,877	456	7,668	2,947	456
Accrued printing and filing fees	12,077	16,088	7,915	2,275	11,785	7,225	2,328	4,243
Withholding tax payable	—	—	—	—	744	—	—	98,048

Total liabilities	1,430,399	1,063,657	190,761	598,360	6,685,129	2,674,829	321,164	272,963

Net assets	$219,431,482	$293,446,937	$148,177,042	$41,177,220	$213,085,792	$129,801,059	$42,077,333	$78,612,580

Net assets consist of:
Par value, $1 per share	$11,127,317	$29,344,706	$11,218,946	$2,561,501	$17,470,947	$6,372,887	$1,940,380	$3,383,181
Paid-in capital in excess of par value	309,590,931	264,102,231	139,106,426	42,380,393	244,389,150	136,418,245	48,896,522	71,853,653
Accumulated net realized gain (loss) on investments	(123,492,308)	—	(15,350,662)	(7,874,945)	(105,449,599)	(30,633,331)	(16,777,886)	(20,676,052)
Net unrealized appreciation (depreciation) on:
Investments	22,181,182	—	7,360,294	4,023,543	53,845,140	17,558,106	8,018,317	24,061,625
Foreign currency contracts	—	—	—	—	(273,494)	—	—	—
Futures contracts	—	—	—	—	(23,610)	—	—	—
Other foreign currency related transactions	—	—	—	—	20,987	—	—	(97,147)
Undistributed net investment income (loss)	24,360	—	5,842,038	86,728	3,106,271	85,152	—	87,320

Net assets	$219,431,482	$293,446,937	$148,177,042	$41,177,220	$213,085,792	$129,801,059	$42,077,333	$78,612,580

* Investments in securities, at cost	$191,744,979	$275,684,389	$134,297,079	$37,073,653	$163,542,322	$114,436,245	$33,992,897	$54,709,060

** Foreign currencies, at cost	$—	$—	$—	$—	$109,762	$—	$—	$9,399

Shares outstanding	11,127,317	29,344,706	11,218,946	2,561,501	17,470,947	6,372,887	1,940,380	3,383,181

Authorized Fund shares allocated to Portfolio	30,000,000	80,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$19.72	$10.00	$13.21	$16.08	$12.20	$20.37	$21.69	$23.24

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2010

	Aggressive	Small Cap	Mid Cap	S&P 500®		High Income		Nasdaq-100®
	Growth	Growth	Opportunity	Index	Strategic Value	Bond	Capital Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$29,865,513	$32,145,239	$70,621,342	$175,905,023	$24,187,040	$263,699,618	$52,900,717	$55,272,125
Cash	726	178	271	749	578	—	785	7,822
Receivable for securities sold	—	—	—	10,850	—	207	—	—
Receivable for fund shares sold	8,630	5,883	39,894	189,005	32,422	3,498,620	230,996	26,491
Dividends and accrued interest receivable	7,964	4,086	32,419	214,751	101,323	5,118,099	12,952	14,455
Foreign tax reclaim receivable	4,416	—	—	—	5,714	—	—	—
Net unrealized appreciation on foreign currency contracts	—	—	—	—	57,516	—	—	—
Prepaid expenses and other assets	484	458	1,191	2,941	390	1,005	753	831

Total assets	29,887,733	32,155,844	70,695,117	176,323,319	24,384,983	272,317,549	53,146,203	55,321,724

Liabilities:
Cash overdraft	—	—	—	—	—	1,264,614	—	—
Payable for securities purchased	34,718	—	150,310	—	—	—	235,249	—
Payable for fund shares redeemed	57,280	15,546	106,350	53,022	3,349	1,055,369	442,546	345,420
Payable for investment management services	20,139	23,735	50,447	55,884	14,926	156,425	38,832	18,663
Accrued custody expense	1,562	1,336	713	1,286	504	1,323	369	953
Accrued professional fees	11,550	11,553	11,617	11,793	11,540	11,946	11,587	11,593
Accrued accounting fees	2,804	2,519	4,369	12,630	2,318	25,761	3,377	3,645
Accrued printing and filing fees	1,644	1,720	3,868	9,650	1,311	14,948	2,837	3,053
Withholding tax payable	784	—	—	—	3,775	—	—	—

Total liabilities	130,481	56,409	327,674	144,265	37,723	2,530,386	734,797	383,327

Net assets	$29,757,252	$32,099,435	$70,367,443	$176,179,054	$24,347,260	$269,787,163	$52,411,406	$54,938,397

Net assets consist of:
Par value, $1 per share	$3,643,945	$2,496,572	$3,817,191	$13,332,390	$2,600,785	$21,912,292	$1,893,431	$9,647,812
Paid-in capital in excess of par value	23,605,394	26,978,596	91,581,725	142,660,146	27,689,190	217,614,579	40,269,019	33,947,728
Accumulated net realized gain (loss) on investments	(2,741,468)	(3,616,454)	(34,630,132)	(4,465,285)	(8,323,417)	(3,425,605)	(5,553,918)	(3,258,071)
Net unrealized appreciation (depreciation) on:
Investments	5,137,293	6,240,726	9,598,659	24,283,577	2,369,975	15,904,697	15,767,825	14,578,697
Foreign currency contracts	—	—	—	—	57,516	—	—	—
Other foreign currency related transactions	360	—	—	—	(220)	—	—	—
Undistributed net investment income (loss)	111,728	(5)	—	368,226	(46,569)	17,781,200	35,049	22,231

Net assets	$29,757,252	$32,099,435	$70,367,443	$176,179,054	$24,347,260	$269,787,163	$52,411,406	$54,938,397

* Investments in securities, at cost	$24,728,220	$25,904,513	$61,022,683	$151,621,446	$21,817,065	$247,794,921	$37,132,892	$40,693,428

Shares outstanding	3,643,945	2,496,572	3,817,191	13,332,390	2,600,785	21,912,292	1,893,431	9,647,812

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	10,000,000	60,000,000	10,000,000	25,000,000

Net asset value per share	$8.17	$12.86	$18.43	$13.21	$9.36	$12.31	$27.68	$5.69

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2010

					Income	Target	Target
	Bristol	Bryton Growth	U.S. Equity	Balanced	Opportunity	VIP	Equity/Income	Bristol Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Assets:
Investments in securities, at value*	$183,936,336	$140,874,412	$14,516,021	$14,427,699	$10,133,136	$21,792,916	$26,556,865	$86,580,627
Cash	308	393	808	52	—	301	593	124
Receivable for securities sold	9,390,970	4,279,173	—	—	—	59,119	—	3,455,721
Receivable for fund shares sold	115,603	116,967	4,657	2,043	6,029	1,025	1,560	73,654
Dividends and accrued interest receivable	140,311	942	14,372	87,413	15,359	33,042	45,847	49,391
Foreign tax reclaim receivable	—	—	—	—	142	1,787	—	—
Prepaid expenses and other assets	2,992	2,302	241	245	143	372	439	1,196

Total assets	193,586,520	145,274,189	14,536,099	14,517,452	10,154,809	21,888,562	26,605,304	90,160,713

Liabilities:
Cash overdraft	—	—	—	—	190,393	—	—	—
Options written, at value**	—	—	—	—	295,280	—	—	—
Payable for securities purchased	2,760,235	756,284	—	—	—	—	—	1,505,520
Payable for fund shares redeemed	8,028,326	6,977,934	3,847	587	339	5,606	14,952	3,277,680
Payable for investment management services	119,783	99,907	9,150	7,884	6,392	11,111	13,486	58,958
Accrued custody expense	1,194	795	93	96	303	488	201	816
Accrued professional fees	11,818	11,740	11,524	11,524	11,516	11,536	11,545	11,648
Accrued accounting fees	10,117	7,767	1,702	3,452	1,777	2,355	2,050	5,078
Accrued printing and filing fees	10,417	7,950	796	789	527	1,211	1,454	4,840
Withholding tax payable	—	—	—	174	48	—	—	—

Total liabilities	10,941,890	7,862,377	27,112	24,506	506,575	32,307	43,688	4,864,540

Net assets	$182,644,630	$137,411,812	$14,508,987	$14,492,946	$9,648,234	$21,856,255	$26,561,616	$85,296,173

Net assets consist of:
Par value, $1 per share	$14,600,305	$10,129,016	$1,418,843	$1,045,135	$804,826	$2,399,693	$3,086,104	$8,669,236
Paid-in capital in excess of par value	158,128,281	98,397,980	18,238,958	13,240,433	8,034,928	25,826,227	35,901,271	62,362,424
Accumulated net realized gain (loss) on investments	(11,340,942)	1,198,063	(7,185,302)	(1,039,973)	(566,418)	(9,571,823)	(16,530,672)	3,564,295
Net unrealized appreciation (depreciation) on:
Investments	21,153,692	27,686,753	2,021,087	1,198,293	1,409,305	3,173,491	4,046,413	10,683,260
Written options	—	—	—	—	(104,496)	—	—	—
Undistributed net investment income (loss)	103,294	—	15,401	49,058	70,089	28,667	58,500	16,958

Net assets	$182,644,630	$137,411,812	$14,508,987	$14,492,946	$9,648,234	$21,856,255	$26,561,616	$85,296,173

* Investments in securities, at cost	$162,782,644	$113,187,659	$12,494,934	$13,229,406	$8,723,831	$18,619,425	$22,510,452	$75,897,367

** Premiums received on options written	$—	$—	$—	$—	$190,784	$—	$—	$—

Shares outstanding	14,600,305	10,129,016	1,418,843	1,045,135	804,826	2,399,693	3,086,104	8,669,236

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	10,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$12.51	$13.57	$10.23	$13.87	$11.99	$9.11	$8.61	$9.84

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2010

						Capital		International
	Equity	Money Market	Bond	Omni	International	Appreciation	Millennium	Small-Mid Company
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$4,506	$548,954	$6,839,050	$569,487	$6,546	$8,857	$7,630	$1,379
Dividends, net of taxes withheld*	2,338,751	—	—	438,563	4,431,508	1,483,103	164,574	1,079,720

Total investment income	2,343,257	548,954	6,839,050	1,008,050	4,438,054	1,491,960	172,204	1,081,099

Expenses:
Management fees	1,703,275	838,318	846,215	243,368	1,671,537	984,625	607,807	690,074
Custodian fees	18,294	34,940	10,169	7,871	262,116	9,418	11,431	80,433
Directors’ fees	24,530	36,030	16,835	4,596	23,064	14,174	8,443	7,843
Professional fees	22,205	26,821	18,759	13,653	21,383	17,729	15,970	14,996
Accounting fees	75,424	115,748	74,618	30,648	80,687	46,770	31,278	45,492
Printing and filing fees	34,924	50,730	24,417	6,672	33,146	20,637	15,171	11,641
Compliance expense	6,390	6,390	6,390	6,390	6,390	6,390	6,390	6,390
Other	7,911	5,908	2,273	1,437	7,301	4,377	3,317	6,024

Total expenses	1,892,953	1,114,885	999,676	314,635	2,105,624	1,104,120	699,807	862,893

Less expenses reduced or reimbursed by adviser	—	(565,931)	—	—	—	—	—	—

Net expenses	1,892,953	548,954	999,676	314,635	2,105,624	1,104,120	699,807	862,893

Net investment income (loss)	450,304	—	5,839,374	693,415	2,332,430	387,840	(527,603)	218,206

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,138,078)	—	1,961,700	2,963,592	22,913,675	11,444,651	16,124,928	6,467,929
Futures contracts	—	—	—	—	(60,151)	—	—	—
Foreign currency contracts	—	—	—	—	2,279,010	—	—	—
Other foreign currency related transactions	—	—	—	(66)	(379,918)	(13,832)	—	(106,608)
Change in unrealized appreciation/depreciation on:
Investments	17,726,044	—	3,535,443	1,338,298	7,017,994	7,958,092	(9,539,756)	6,034,136
Futures contracts	—	—	—	—	(23,610)	—	—	—
Foreign currency contracts	—	—	—	—	(1,398,745)	—	—	—
Other foreign currency related transactions	—	—	—	—	18,389	—	—	(51,628)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	16,587,966	—	5,497,143	4,301,824	30,366,644	19,388,911	6,585,172	12,343,829

Change in net assets from operations	$17,038,270	$—	$11,336,517	$4,995,239	$32,699,074	$19,776,751	$6,057,569	$12,562,035

* Taxes withheld	$—	$—	$—	$669	$695,770	$36,764	$—	$93,171

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2010

	Aggressive	Small Cap	Mid Cap	S&P 500®		High Income		Nasdaq-100®
	Growth	Growth	Opportunity	Index	Strategic Value	Bond	Capital Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$1,931	$1,933	$3,840	$267	$732	$19,477,951	$1,123	$213
Dividends, net of taxes withheld*	324,802	103,369	394,580	3,334,333	1,079,223	24,155	217,410	428,798

Total investment income	326,733	105,302	398,420	3,334,600	1,079,955	19,502,106	218,533	429,011

Expenses:
Management fees	212,854	222,839	539,805	612,199	160,000	1,538,336	362,975	183,477
Custodian fees	23,023	13,464	7,923	14,754	4,206	14,361	4,025	8,266
Directors’ fees	3,064	2,829	7,205	18,264	2,428	25,414	4,571	5,300
Professional fees	12,989	12,906	14,986	19,440	12,723	21,868	13,655	13,926
Accounting fees	16,662	14,864	26,379	75,581	13,810	140,980	19,087	21,569
Printing and filing fees	4,478	4,546	15,165	26,830	3,587	36,556	7,105	7,885
Compliance expense	6,390	6,390	6,390	6,390	6,390	6,390	6,390	6,390
Other	925	797	2,101	5,509	659	2,940	1,319	1,592

Total expenses	280,385	278,635	619,954	778,967	203,803	1,786,845	419,127	248,405

Net investment income (loss)	46,348	(173,333)	(221,534)	2,555,633	876,152	17,715,261	(200,594)	180,606

Realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	340,133	2,457,248	5,891,311	(322,308)	(118,374)	(1,283,156)	4,848,954	2,684,393
Foreign currency contracts	—	—	—	—	(302,194)	—	—	—
Other foreign currency related transactions	480	(37)	—	—	(18,903)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	2,013,746	4,610,166	6,025,662	20,060,180	2,081,336	13,632,138	8,739,357	5,413,358
Foreign currency contracts	—	—	—	—	57,516	—	—	—
Other foreign currency related transactions	394	—	—	—	22	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency contracts, and other foreign currency related transactions	2,354,753	7,067,377	11,916,973	19,737,872	1,699,403	12,348,982	13,588,311	8,097,751

Change in net assets from operations	$2,401,101	$6,894,044	$11,695,439	$22,293,505	$2,575,555	$30,064,243	$13,387,717	$8,278,357

* Taxes withheld	$12,736	$1,564	$1,511	$—	$21,078	$—	$855	$4,011

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2010

					Income	Target	Target
	Bristol	Bryton Growth	U.S. Equity	Balanced	Opportunity	VIP	Equity/Income	Bristol Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment income:
Interest	$10,713	$11,536	$820	$260,643	$957	$670	$796	$3,805
Dividends, net of taxes withheld*	2,438,858	523,730	248,246	203,117	168,796	460,450	544,544	679,833

Total investment income	2,449,571	535,266	249,066	463,760	169,753	461,120	545,340	683,638

Expenses:
Management fees	1,205,457	1,011,606	99,609	86,900	62,673	119,135	139,905	349,369
Custodian fees	13,119	9,534	1,573	1,316	7,317	4,945	3,116	7,325
Directors’ fees	17,898	13,852	1,509	1,513	884	2,270	2,642	5,102
Professional fees	19,210	17,636	12,337	12,338	12,075	12,647	12,819	13,346
Accounting fees	56,714	45,566	10,387	20,656	10,570	13,848	12,066	18,978
Printing and filing fees	26,679	21,324	2,192	2,238	1,381	3,299	3,925	6,198
Compliance expense	6,390	6,390	6,390	6,390	6,390	6,390	6,390	6,390
Other	4,984	3,933	485	448	243	708	825	715

Total expenses	1,350,451	1,129,841	134,482	131,799	101,533	163,242	181,688	407,423

Less expenses voluntarily reduced or reimbursed by adviser	—	—	—	—	(1,858)	—	—	—

Net expenses	1,350,451	1,129,841	134,482	131,799	99,675	163,242	181,688	407,423

Net investment income (loss)	1,099,120	(594,575)	114,584	331,961	70,078	297,878	363,652	276,215

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	13,166,099	15,009,999	1,360,515	680,830	68,359	1,642,994	1,618,442	5,178,475
Foreign currency related transactions	(346)	—	—	37	11	—	—	(18)
Written options	—	—	—	—	(83,546)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	8,557,768	12,578,232	160,094	(1,008)	609,626	1,712,578	3,054,237	9,642,592
Foreign currency related transactions	—	—	—	(16)	—	—	—	—
Written options	—	—	—	—	(84,076)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	21,723,521	27,588,231	1,520,609	679,843	510,374	3,355,572	4,672,679	14,821,049

Change in net assets from operations	$22,822,641	$26,993,656	$1,635,193	$1,011,804	$580,452	$3,653,450	$5,036,331	$15,097,264

* Taxes withheld	$3,620	$—	$1,376	$4,224	$881	$17,146	$—	$620

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Equity		Money Market		Bond		Omni
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$450,304	$526,976	$—	$—	$5,839,374	$6,041,762	$693,415	$819,132
Net realized gain (loss) on investments and foreign currency related transactions	(1,138,078)	(37,830,132)	—	—	1,961,700	(7,436,754)	2,963,526	(2,391,937)
Change in unrealized appreciation/depreciation on investments	17,726,044	103,793,956	—	—	3,535,443	23,501,373	1,338,298	12,249,119

Change in net assets from operations	17,038,270	66,490,800	—	—	11,336,517	22,106,381	4,995,239	10,676,314

Distributions to shareholders:
Distributions from net investment income	(425,944)	(474,966)	—	—	—	—	(606,516)	(722,837)

Capital transactions:
Received from shares sold	21,954,910	24,521,613	305,026,132	417,820,442	57,209,206	46,255,877	3,734,570	3,952,680
Received from dividends reinvested	425,944	474,966	—	—	—	—	606,516	722,837
Paid for shares redeemed	(46,072,388)	(52,012,006)	(352,822,395)	(479,126,912)	(58,280,990)	(38,208,419)	(9,069,964)	(8,026,435)

Change in net assets from capital transactions	(23,691,534)	(27,015,427)	(47,796,263)	(61,306,470)	(1,071,784)	8,047,458	(4,728,878)	(3,350,918)

Change in net assets	(7,079,208)	39,000,407	(47,796,263)	(61,306,470)	10,264,733	30,153,839	(340,155)	6,602,559
Net Assets:
Beginning of year	226,510,690	187,510,283	341,243,200	402,549,670	137,912,309	107,758,470	41,517,375	34,914,816

End of year	$219,431,482	$226,510,690	$293,446,937	$341,243,200	$148,177,042	$137,912,309	$41,177,220	$41,517,375

Undistributed net investment income	$24,360	$52,010	$—	$—	$5,842,038	$6,044,426	$86,728	$96,307

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	International		Capital Appreciation		Millennium		International Small-Mid
	Portfolio		Portfolio		Portfolio		Company Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,332,430	$2,731,612	$387,840	$1,532,304	$(527,603)	$(423,177)	$218,206	$273,586
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	24,752,616	(40,222,432)	11,430,819	(21,856,408)	16,124,928	(3,066,143)	6,361,321	(1,297,839)
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	5,614,028	100,236,182	7,958,092	59,400,776	(9,539,756)	19,615,280	5,982,508	23,581,461

Change in net assets from operations	32,699,074	62,745,362	19,776,751	39,076,672	6,057,569	16,125,960	12,562,035	22,557,208

Distributions to shareholders:
Distributions from net investment income	—	—	(284,477)	(1,371,677)	—	—	—	—

Capital transactions:
Received from shares sold	24,045,087	20,610,913	12,695,267	13,406,834	20,100,436	74,284,850	12,335,886	16,188,203
Received from dividends reinvested	—	—	284,477	1,371,677	—	—	—	—
Paid for shares redeemed	(53,704,699)	(53,057,563)	(28,925,158)	(29,864,051)	(94,390,633)	(14,306,497)	(17,349,611)	(20,381,525)

Change in net assets from capital transactions	(29,659,612)	(32,446,650)	(15,945,414)	(15,085,540)	(74,290,197)	59,978,353	(5,013,725)	(4,193,322)

Change in net assets	3,039,462	30,298,712	3,546,860	22,619,455	(68,232,628)	76,104,313	7,548,310	18,363,886
Net Assets:
Beginning of year	210,046,330	179,747,618	126,254,199	103,634,744	110,309,961	34,205,648	71,064,270	52,700,384

End of year	$213,085,792	$210,046,330	$129,801,059	$126,254,199	$42,077,333	$110,309,961	$78,612,580	$71,064,270

Undistributed net investment income	$3,106,271	$1,339,628	$85,152	$156,600	$—	$—	$87,320	$79,256

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$46,348	$(50,630)	$(173,333)	$(130,618)	$(221,534)	$(191,871)	$2,555,633	$2,360,761
Net realized gain (loss) on investments and foreign currency related transactions	340,613	(757,700)	2,457,211	(1,455,200)	5,891,311	7,384,263	(322,308)	(937,053)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	2,014,140	8,725,649	4,610,166	8,483,045	6,025,662	14,668,798	20,060,180	31,621,689

Change in net assets from operations	2,401,101	7,917,319	6,894,044	6,897,227	11,695,439	21,861,190	22,293,505	33,045,397

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	(2,196,659)	(2,047,655)

Capital transactions:
Received from shares sold	9,372,757	8,748,197	10,622,179	7,889,316	9,304,135	37,239,976	32,754,237	62,219,156
Received from dividends reinvested	—	—	—	—	—	—	2,196,659	2,047,655
Paid for shares redeemed	(9,193,403)	(7,473,737)	(8,178,329)	(5,207,938)	(14,133,909)	(75,207,718)	(39,577,141)	(40,764,928)

Change in net assets from capital transactions	179,354	1,274,460	2,443,850	2,681,378	(4,829,774)	(37,967,742)	(4,626,245)	23,501,883

Change in net assets	2,580,455	9,191,779	9,337,894	9,578,605	6,865,665	(16,106,552)	15,470,601	54,499,625
Net Assets:
Beginning of year	27,176,797	17,985,018	22,761,541	13,182,936	63,501,778	79,608,330	160,708,453	106,208,828

End of year	$29,757,252	$27,176,797	$32,099,435	$22,761,541	$70,367,443	$63,501,778	$176,179,054	$160,708,453

Undistributed net investment income	$111,728	$66,891	$(5)	$—	$—	$—	$368,226	$312,026

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Strategic Value		High Income Bond		Capital Growth		Nasdaq-100® Index
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$876,152	$628,487	$17,715,261	$10,467,379	$(200,594)	$4,676	$180,606	$67,713
Net realized gain (loss) on investments, foreign currency contracts, and foreign currency related transactions	(439,471)	(1,846,420)	(1,283,156)	(967,160)	4,848,954	(2,009,614)	2,684,393	232,855
Change in unrealized appreciation/depreciation on investments, foreign currency contracts, and other foreign currency related transactions	2,138,874	3,343,973	13,632,138	34,205,835	8,739,357	11,786,408	5,413,358	15,353,126

Change in net assets from operations	2,575,555	2,126,040	30,064,243	43,706,054	13,387,717	9,781,470	8,278,357	15,653,694

Distributions to shareholders:
Distributions from net investment income	(591,141)	(553,534)	—	—	—	—	(158,375)	—
Return of capital distributions	(175,066)	—	—	—	—	—	—	—

Total distributions	(766,207)	(553,534)	—	—	—	—	(158,375)	—

Capital transactions:
Received from shares sold	9,495,133	9,094,435	152,858,080	89,610,175	13,911,151	10,662,186	18,796,999	18,529,577
Received from dividends reinvested	766,207	553,534	—	—	—	—	158,375	—
Paid for shares redeemed	(7,486,436)	(4,802,105)	(73,042,369)	(44,752,454)	(11,671,289)	(10,743,788)	(19,725,238)	(14,683,834)

Change in net assets from capital transactions	2,774,904	4,845,864	79,815,711	44,857,721	2,239,862	(81,602)	(769,864)	3,845,743

Change in net assets	4,584,252	6,418,370	109,879,954	88,563,775	15,627,579	9,699,868	7,350,118	19,499,437
Net Assets:
Beginning of year	19,763,008	13,344,638	159,907,209	71,343,434	36,783,827	27,083,959	47,588,279	28,088,842

End of year	$24,347,260	$19,763,008	$269,787,163	$159,907,209	$52,411,406	$36,783,827	$54,938,397	$47,588,279

Undistributed net investment income	$(46,569)	$37,519	$17,781,200	$10,467,379	$35,049	$4,676	$22,231	$69,016

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Bristol		Bryton Growth		U.S. Equity		Balanced
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,099,120	$860,602	$(594,575)	$(522,143)	$114,584	$116,369	$331,961	$335,815
Net realized gain (loss) on investments and foreign currency related transactions	13,165,753	(2,496,475)	15,009,999	(3,579,256)	1,360,515	(657,934)	680,867	(190,781)
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	8,557,768	35,271,355	12,578,232	30,818,101	160,094	2,721,449	(1,024)	2,509,467

Change in net assets from operations	22,822,641	33,635,482	26,993,656	26,716,702	1,635,193	2,179,884	1,011,804	2,654,501

Distributions to shareholders:
Distributions from net investment income	(995,109)	(753,303)	—	—	(99,183)	(97,286)	(282,940)	(289,620)

Capital transactions:
Received from shares sold	51,108,856	53,481,033	38,665,672	48,509,791	1,837,204	2,971,249	3,408,481	4,421,101
Received from dividends reinvested	995,109	753,303	—	—	99,183	97,286	282,940	289,620
Paid for shares redeemed	(34,085,789)	(25,861,068)	(41,681,638)	(20,811,898)	(3,593,412)	(3,541,722)	(3,509,686)	(3,118,826)

Change in net assets from capital transactions	18,018,176	28,373,268	(3,015,966)	27,697,893	(1,657,025)	(473,187)	181,735	1,591,895

Change in net assets	39,845,708	61,255,447	23,977,690	54,414,595	(121,015)	1,609,411	910,599	3,956,776
Net Assets:
Beginning of year	142,798,922	81,543,475	113,434,122	59,019,527	14,630,002	13,020,591	13,582,347	9,625,571

End of year	$182,644,630	$142,798,922	$137,411,812	$113,434,122	$14,508,987	$14,630,002	$14,492,946	$13,582,347

Undistributed net investment income	$103,294	$107,371	$—	$—	$15,401	$19,083	$49,058	$46,186

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Statements of Changes in Net Assets

	Income Opportunity		Target VIP		Target Equity/Income		Bristol Growth
	Portfolio		Portfolio		Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$70,078	$21,601	$297,878	$285,899	$363,652	$454,499	$276,215	$19,268
Net realized gain (loss) on investments, foreign currency related transactions, and written options	(15,176)	(290,802)	1,642,994	(11,189,698)	1,618,442	(17,723,261)	5,178,457	(87,067)
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	525,550	1,096,735	1,712,578	13,803,902	3,054,237	19,904,558	9,642,592	2,664,053

Change in net assets from operations	580,452	827,534	3,653,450	2,900,103	5,036,331	2,635,796	15,097,264	2,596,254

Distributions to shareholders:
Distributions from net investment income	—	—	(266,234)	(253,696)	(305,152)	(416,144)	(259,134)	—

Capital transactions:
Received from shares sold	3,876,875	3,291,911	3,229,205	6,226,014	6,337,967	6,217,680	73,946,057	4,010,986
Received from dividends reinvested	—	—	266,234	253,696	305,152	416,144	259,134	—
Paid for shares redeemed	(1,500,541)	(1,941,532)	(5,607,398)	(6,742,319)	(7,429,363)	(10,314,027)	(14,244,723)	(953,320)

Change in net assets from capital transactions	2,376,334	1,350,379	(2,111,959)	(262,609)	(786,244)	(3,680,203)	59,960,468	3,057,666

Change in net assets	2,956,786	2,177,913	1,275,257	2,383,798	3,944,935	(1,460,551)	74,798,598	5,653,920
Net Assets:
Beginning of year	6,691,448	4,513,535	20,580,998	18,197,200	22,616,681	24,077,232	10,497,575	4,843,655

End of year	$9,648,234	$6,691,448	$21,856,255	$20,580,998	$26,561,616	$22,616,681	$85,296,173	$10,497,575

Undistributed net investment income	$70,089	$20,040	$28,667	$32,199	$58,500	$38,355	$16,958	$19,274

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$18.31	$13.19	$29.65	$31.52	$29.55	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income (loss)	0.04	0.05	0.22	0.02	(0.01)	—	—	0.17	0.48	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.41	5.11	(16.48)	(1.88)	1.98	—	—	—	—	—

Total from operations	1.45	5.16	(16.26)	(1.86)	1.97	—	—	0.17	0.48	0.47

Distributions:
Distributions from net investment income	(0.04)	(0.04)	(0.20)	(0.01)	—	—	—	(0.17)	(0.48)	(0.47)

Net asset value, end of year	$19.72	$18.31	$13.19	$29.65	$31.52	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	7.91%	39.11%	–54.81%	–5.89%	6.67%	0.00%	0.00%	1.77%	4.92%	4.79%
Ratios and supplemental data:
Net assets at end of year (millions)	$219.4	$226.5	$187.5	$505.1	$550.1	$293.4	$341.2	$402.5	$336.2	$254.4
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.84%	0.84%	0.86%	0.17%	0.19%	0.32%	0.31%	0.32%
Net investment income (loss)	0.21%	0.27%	0.89%	0.05%	–0.04%	0.00%	0.00%	1.72%	4.79%	4.72%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87%	0.88%	0.84%	0.84%	0.86%	0.35%	0.36%	0.35%	0.32%	0.35%
Net investment income (loss)	0.21%	0.27%	0.89%	0.05%	–0.04%	–0.18%	–0.17%	1.68%	4.77%	4.70%
Portfolio turnover rate	50%	24%	39%	23%	13%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$12.25	$10.13	$11.44	$11.03	$10.96	$14.42	$11.02	$16.60	$15.79	$14.11
Operations:
Net investment income (loss)	0.52	0.49	1.04	0.58	0.55 (a)	0.28	0.29	0.40	0.34	0.27
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.44	1.63	(2.35)	(0.17)	(0.06)	1.62	3.36	(5.63)	0.76	1.61

Total from operations	0.96	2.12	(1.31)	0.41	0.49	1.90	3.65	(5.23)	1.10	1.88

Distributions:
Distributions from net investment income	—	—	—	—	(0.42)	(0.24)	(0.25)	(0.35)	(0.29)	(0.20)

Net asset value, end of year	$13.21	$12.25	$10.13	$11.44	$11.03	$16.08	$14.42	$11.02	$16.60	$15.79

Total return	7.84%	20.93%	–11.45%	3.72%	4.44%	13.19%	33.15%	–31.46%	6.99%	13.32%
Ratios and supplemental data:
Net assets at end of year (millions)	$148.2	$137.9	$107.8	$177.7	$171.1	$41.2	$41.5	$34.9	$61.8	$67.1
Ratios to average net assets:
Expenses	0.67%	0.69%	0.66%	0.63%	0.65%	0.78%	0.79%	0.74%	0.71%	0.71%
Net investment income (loss)	3.91%	5.06%	5.35%	4.99%	4.99%	1.71%	2.18%	2.43%	1.85%	1.69%
Portfolio turnover rate	22%	27%	15%	13%	25%	182%	157%	128%	143%	178%

(a)	Calculated using the average daily shares method.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	International Portfolio					Capital Appreciation Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$10.45	$7.56	$14.02	$12.81	$10.76	$17.45	$12.35	$20.45	$19.79	$17.08
Operations:
Net investment income (loss)	0.14	0.14	0.13	0.09	0.05	0.06	0.22	0.14	0.11	0.12
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	1.61	2.75	(6.59)	1.12	2.02	2.90	5.07	(8.12)	0.65	2.68

Total from operations	1.75	2.89	(6.46)	1.21	2.07	2.96	5.29	(7.98)	0.76	2.80

Distributions:
Distributions from net investment income	—	—	—	—	(0.02)	(0.04)	(0.19)	(0.12)	(0.10)	(0.09)

Net asset value, end of year	$12.20	$10.45	$7.56	$14.02	$12.81	$20.37	$17.45	$12.35	$20.45	$19.79

Total return	16.75%	38.23%	–46.08%	9.45%	19.23%	16.99%	42.84%	–39.01%	3.82%	16.37%
Ratios and supplemental data:
Net assets at end of year (millions)	$213.1	$210.0	$179.7	$389.2	$333.0	$129.8	$126.3	$103.6	$197.6	$222.5
Ratios to average net assets:
Expenses	1.03%	1.07%	0.91%	0.99%	1.03%	0.89%	0.90%	0.87%	0.84%	0.85%
Net investment income (loss)	1.15%	1.47%	1.03%	0.66%	0.58%	0.31%	1.38%	0.71%	0.46%	0.64%
Portfolio turnover rate	67%	168%	214%	123%	72%	58%	84%	79%	69%	80%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Millennium Portfolio					International Small-Mid Company Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$17.45	$14.44	$25.13	$19.94	$18.57	$19.41	$13.29	$27.29	$23.23	$18.87
Operations:
Net investment income (loss)	(0.27)	(0.07)	(0.16)	(0.16)	(0.13)	0.07	0.07	0.08	0.07	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.51	3.08	(10.53)	5.35	1.50	3.76	6.05	(14.08)	3.99	4.98

Total from operations	4.24	3.01	(10.69)	5.19	1.37	3.83	6.12	(14.00)	4.06	4.97

Distributions:
Distributions from net investment income	—	—	—	—	—	—	—	—	—	(0.03)
Distributions of net realized capital gains	—	—	—	—	—	—	—	—	—	(0.58)

Total distributions	—	—	—	—	—	—	—	—	—	(0.61)

Net asset value, end of year	$21.69	$17.45	$14.44	$25.13	$19.94	$23.24	$19.41	$13.29	$27.29	$23.23

Total return	24.30%	20.84%	–42.54%	26.03%	7.38%	19.73%	46.05%	–51.30%	17.48%	26.35%
Ratios and supplemental data:
Net assets at end of year (millions)	$42.1	$110.3	$34.2	$71.1	$62.6	$78.6	$71.1	$52.7	$113.0	$75.4
Ratios to average net assets:
Expenses	0.92%	0.93%	0.92%	0.89%	0.89%	1.25%	1.28%	1.19%	1.29%	1.34%
Net investment income (loss)	–0.69%	–0.67%	–0.70%	–0.70%	–0.59%	0.32%	0.47%	0.36%	0.27%	–0.01%
Portfolio turnover rate	254%	248%	224%	156%	219%	81%	125%	75%	53%	69%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Aggressive Growth Portfolio					Small Cap Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$7.43	$5.21	$9.25	$7.14	$6.75	$9.89	$6.56	$12.54	$10.94	$8.71
Operations:
Net investment income (loss)	0.01	(0.02)	(0.01)	0.02	0.02	(0.07)	(0.06)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.73	2.24	(4.03)	2.09	0.37	3.04	3.39	(5.90)	1.69	2.32

Total from operations	0.74	2.22	(4.04)	2.11	0.39	2.97	3.33	(5.98)	1.60	2.23

Net asset value, end of year	$8.17	$7.43	$5.21	$9.25	$7.14	$12.86	$9.89	$6.56	$12.54	$10.94

Total return	9.96%	42.61%	–43.68%	29.55%	5.78%	30.03%	50.76%	–47.69%	14.63%	25.60%
Ratios and supplemental data:
Net assets at end of year (millions)	$29.8	$27.2	$18.0	$28.8	$17.8	$32.1	$22.8	$13.2	$27.0	$20.8
Ratios to average net assets:
Expenses	1.05%	1.04%	0.98%	0.97%	1.06%	1.13%	1.21%	1.18%	1.15%	1.16%
Net investment income (loss)	0.17%	–0.23%	–0.04%	0.34%	0.22%	–0.70%	–0.77%	–0.84%	–0.77%	–0.92%
Portfolio turnover rate	37%	28%	43%	29%	105%	94%	50%	37%	74%	93%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Mid Cap Opportunity Portfolio					S&P 500® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$15.41	$10.96	$22.50	$19.09	$17.40	$11.69	$9.41	$15.36	$14.82	$12.99
Operations:
Net investment income (loss)	(0.06)	(0.05)	(0.07)	(0.09)	(0.09)	0.19	0.17	0.24	0.24	0.22
Net realized and unrealized gain (loss) on investments	3.08	4.50	(11.47)	3.50	1.78	1.50	2.26	(5.98)	0.51	1.77

Total from operations	3.02	4.45	(11.54)	3.41	1.69	1.69	2.43	(5.74)	0.75	1.99

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.17)	(0.15)	(0.21)	(0.21)	(0.16)

Net asset value, end of year	$18.43	$15.41	$10.96	$22.50	$19.09	$13.21	$11.69	$9.41	$15.36	$14.82

Total return	19.60%	40.60%	–51.29%	17.86%	9.71%	14.45%	25.83%	–37.30%	5.06%	15.30%
Ratios and supplemental data:
Net assets at end of year (millions)	$70.4	$63.5	$79.6	$115.4	$86.6	$176.2	$160.7	$106.2	$179.4	$182.1
Ratios to average net assets:
Expenses	0.98%	0.97%	0.94%	0.93%	0.94%	0.49%	0.51%	0.48%	0.45%	0.47%
Net investment income (loss)	–0.35%	–0.27%	–0.53%	–0.45%	–0.45%	1.59%	1.85%	1.85%	1.50%	1.45%
Portfolio turnover rate	56%	276%	297%	267%	209%	8%	21%	12%	7%	7%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Strategic Value Portfolio					High Income Bond Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$8.64	$7.97	$11.81	$13.10	$11.36	$10.79	$7.21	$9.68	$9.35	$8.49
Operations:
Net investment income (loss)	0.35	0.27	0.56	0.17	0.16	0.58	0.46	0.68	0.59	0.47
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.68	0.65	(3.91)	(1.31)	1.70	0.94	3.12	(3.15)	(0.26)	0.39

Total from operations	1.03	0.92	(3.35)	(1.14)	1.86	1.52	3.58	(2.47)	0.33	0.86

Distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.49)	(0.15)	(0.12)	—	—	—	—	—
Return of capital distributions	(0.07)	—	—	—	—	—	—	—	—	—

Total distributions	(0.31)	(0.25)	(0.49)	(0.15)	(0.12)	—	—	—	—	—

Net asset value, end of year	$9.36	$8.64	$7.97	$11.81	$13.10	$12.31	$10.79	$7.21	$9.68	$9.35

Total return	11.98%	11.52%	–28.27%	–8.74%	16.35%	14.09%	49.65%	–25.52%	3.53%	10.13%
Ratios and supplemental data:
Net assets at end of year (millions)	$24.3	$19.8	$13.3	$28.4	$34.8	$269.8	$159.9	$71.3	$89.0	$74.3
Ratios to average net assets:
Expenses	0.96%	1.02%	0.96%	0.87%	0.88%	0.81%	0.88%	0.88%	0.87%	0.91%
Net investment income (loss)	4.11%	4.31%	4.68%	1.18%	1.38%	8.03%	9.14%	8.77%	7.05%	7.12%
Portfolio turnover rate	31%	42%	162%	63%	65%	33%	20%	18%	32%	32%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Capital Growth Portfolio					Nasdaq-100® Index Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$20.29	$15.00	$23.57	$21.19	$17.64	$4.78	$3.11	$5.36	$4.52	$4.24
Operations:
Net investment income (loss)	(0.11)	—	(0.12)	(0.16)	(0.16)	0.02	0.01	—	—	—
Net realized and unrealized gain (loss) on investments	7.50	5.29	(8.45)	2.54	3.71	0.91	1.66	(2.25)	0.84	0.28

Total from operations	7.39	5.29	(8.57)	2.38	3.55	0.93	1.67	(2.25)	0.84	0.28

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.02)	—	—	—	—

Net asset value, end of year	$27.68	$20.29	$15.00	$23.57	$21.19	$5.69	$4.78	$3.11	$5.36	$4.52

Total return	36.42%	35.27%	–36.36%	11.23%	20.12%	19.38%	53.70%	–41.98%	18.58%	6.60%
Ratios and supplemental data:
Net assets at end of year (millions)	$52.4	$36.8	$27.1	$38.2	$32.9	$54.9	$47.6	$28.1	$48.6	$45.7
Ratios to average net assets:
Expenses	1.04%	1.07%	1.04%	1.02%	1.03%	0.54%	0.56%	0.54%	0.51%	0.53%
Net investment income (loss)	–0.50%	0.02%	–0.66%	–0.70%	–0.81%	0.39%	0.19%	0.01%	–0.01%	0.00%
Portfolio turnover rate	56%	67%	63%	63%	69%	30%	29%	27%	13%	36%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Bristol Portfolio					Bryton Growth Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$11.12	$8.23	$14.02	$13.08	$11.27	$10.94	$8.06	$13.33	$12.13	$10.46
Operations:
Net investment income (loss)	0.07	0.06	0.11	0.08	0.04	(0.06)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.39	2.89	(5.80)	0.93	1.81	2.69	2.93	(5.22)	1.25	1.78

Total from operations	1.46	2.95	(5.69)	1.01	1.85	2.63	2.88	(5.27)	1.20	1.75

Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.10)	(0.07)	(0.04)	—	—	—	—	(0.08)

Net asset value, end of year	$12.51	$11.12	$8.23	$14.02	$13.08	$13.57	$10.94	$8.06	$13.33	$12.13

Total return	13.10%	35.83%	–40.54%	7.75%	16.42%	24.04%	35.73%	–39.53%	9.89%	16.74%
Ratios and supplemental data:
Net assets at end of year (millions)	$182.6	$142.8	$81.5	$97.1	$62.4	$137.4	$113.4	$59.0	$65.2	$29.3
Ratios to average net assets:
Expenses	0.86%	0.89%	0.90%	0.89%	0.92%	0.93%	0.96%	0.96%	0.96%	1.04%
Net investment income (loss)	0.70%	0.79%	1.13%	0.69%	0.56%	–0.49%	–0.64%	–0.62%	–0.54%	–0.67%
Portfolio turnover rate	253%	223%	184%	176%	216%	118%	82%	54%	55%	99%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	U.S. Equity Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$9.16	$7.91	$15.45	$13.70	$12.73	$13.13	$10.74	$14.70	$13.09	$11.70
Operations:
Net investment income (loss)	0.08	0.07	0.14	0.06	0.05	0.32	0.29	0.25	0.20	0.17
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.06	1.24	(7.56)	1.74	0.96	0.70	2.39	(4.21)	1.41	1.37

Total from operations	1.14	1.31	(7.42)	1.80	1.01	1.02	2.68	(3.96)	1.61	1.54

Distributions:
Distributions from net investment income	(0.07)	(0.06)	(0.12)	(0.05)	(0.04)	(0.28)	(0.29)	—	—	(0.15)

Net asset value, end of year	$10.23	$9.16	$7.91	$15.45	$13.70	$13.87	$13.13	$10.74	$14.70	$13.09

Total return	12.46%	16.57%	–47.98%	13.17%	7.93%	7.78%	24.92%	–26.94%	12.30%	13.12%
Ratios and supplemental data:
Net assets at end of year (millions)	$14.5	$14.6	$13.0	$24.8	$21.7	$14.5	$13.6	$9.6	$11.0	$7.6
Ratios to average net assets:
Expenses	1.01%	1.04%	0.96%	0.91%	0.96%	0.99%	1.08%	1.09%	1.13%	1.31%
Net investment income (loss)	0.86%	0.90%	1.19%	0.41%	0.47%	2.48%	2.99%	2.29%	1.77%	1.95%
Portfolio turnover rate	98%	173%	216%	128%	139%	56%	72%	80%	81%	105%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Income Opportunity Portfolio					Target VIP Portfolio
	Years Ended December 31,					Years Ended December 31,
	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Selected Per-Share Data:
Net asset value, beginning of year	$11.19	$9.89	$12.49	$11.53	$11.07	$7.72	$6.81	$12.23	$11.23	$10.14
Operations:
Net investment income (loss)	0.08	0.01	0.10	0.00	0.01	0.13	0.11	0.12	0.09	0.02
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	0.72	1.29	(2.70)	0.96	0.45	1.37	0.90	(5.42)	1.00	1.07

Total from operations	0.80	1.30	(2.60)	0.96	0.46	1.50	1.01	(5.30)	1.09	1.09

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.11)	(0.10)	(0.12)	(0.09)	—

Net asset value, end of year	$11.99	$11.19	$9.89	$12.49	$11.53	$9.11	$7.72	$6.81	$12.23	$11.23

Total return	7.15%	13.14%	–20.82%	8.33%	4.16%	19.47%	14.77%	–43.34%	9.74%	10.76%
Ratios and supplemental data:
Net assets at end of year (millions)	$9.6	$6.7	$4.5	$5.2	$5.7	$21.9	$20.6	$18.2	$23.1	$10.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.27%	1.56%	1.62%	1.46%	1.52%	0.82%	0.83%	0.80%	0.83%	1.26%
Net investment income (loss)	0.89%	0.40%	0.98%	–0.04%	0.12%	1.50%	1.53%	1.45%	1.22%	0.53%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.30%	1.56%	1.62%	1.46%	1.52%	0.82%	0.83%	0.80%	0.83%	1.30%
Net investment income (loss)	0.87%	0.40%	0.98%	–0.04%	0.12%	1.50%	1.53%	1.45%	1.22%	0.48%
Portfolio turnover rate	92%	200%	203%	159%	140%	92%	91%	79%	52%	24%

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

 Financial Highlights

	Target Equity/Income Portfolio					Bristol Growth Portfolio
									Period from
	Years Ended December 31,					Years Ended December 31,			May 1, 2007* to
	2010	2009	2008	2007	2006	2010	2009	2008	December 31, 2007

Selected Per-Share Data:
Net asset value, beginning of period	$7.07	$6.41	$12.00	$11.01	$10.13	$8.75	$6.15	$10.35	$10.00
Operations:
Net investment income (loss)	0.12	0.15	0.19	0.16	0.08	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.52	0.64	(5.61)	0.99	0.87	1.10	2.59	(4.21)	0.34

Total from operations	1.64	0.79	(5.42)	1.15	0.95	1.12	2.60	(4.20)	0.35

Distributions:
Distributions from net investment income	(0.10)	(0.13)	(0.17)	(0.16)	(0.07)	(0.03)	—	—	—

Net asset value, end of period	$8.61	$7.07	$6.41	$12.00	$11.01	$9.84	$8.75	$6.15	$10.35

Total return	23.23%	12.33%	–45.07%	10.42%	9.36%	12.79%	42.28%	–40.58%	3.50	%(b)
Ratios and supplemental data:
Net assets at end of period (millions)	$26.6	$22.6	$24.1	$40.4	$20.9	$85.3	$10.5	$4.8	$7.3
Ratios to average net assets:
Expenses	0.78%	0.79%	0.74%	0.73%	0.88%	0.93%	1.29%	1.26%	1.30	%(a)
Net investment income (loss)	1.56%	2.03%	2.05%	1.83%	1.28%	0.63%	0.26%	0.18%	0.10	%(a)
Portfolio turnover rate	90%	95%	105%	54%	52%	268%	218%	175%	107%

(a)	Annualized.

(b)	Not annualized.

*	Represents date of commencement of operations.

The accompanying notes are an integral part of these financial statements.

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2010

(1) Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

■	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

■	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

■	Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

■	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

■	International Portfolio — Total return on assets by investing at least 80% of its assets in securities of foreign companies.

■	Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

■	Millennium Portfolio — Maximum capital growth by investing primarily in common stocks of small sized companies.

■	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

■	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

■	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

■	Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

■	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

■	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

■	High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Baa or lower by Moody’s, or BBB or lower by Standard & Poor’s or Fitch.

■	Capital Growth Portfolio — Long-term capital appreciation by investing in and actively managing equity securities of small cap growth companies.

■	Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

■	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

■	Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

■	U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

■	Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

■	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing within equity securities traded in the U.S.

■	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

■	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

■	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	30,000,000
Money Market	80,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	10,000,000
High Income Bond	60,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	10,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, with the exception of options, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Option securities are currently valued on a composite close price basis. Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent national pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices, as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close, each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2010:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Equity	Common Stocks	$213,926,161	$—	$—
	Repurchase Agreements	—	4,165,480	—

		$213,926,161	$4,165,480	$—

Money Market*	Commercial Paper	$—	$222,313,914	$—
	Asset-Backed Securities	—	3,971,522	—
	Money Market Funds	39,400,000	—	—
	U.S. Treasury Obligations	—	9,998,953	—
	Repurchase Agreements	—	12,822,000	—

		$39,400,000	$249,106,389	$—

Bond	Corporate Bonds	$—	$132,543,473	$—
	U.S. Treasury Obligations	—	4,113,908	—
	Commercial Paper	—	4,999,992	—
	Repurchase Agreements	—	628,000	—

		$—	$142,285,373	$—

Omni	Common Stocks	$30,268,262	$—	$—
	Corporate Bonds	—	8,783,782	—
	U.S. Treasury Obligations	—	153,152	—
	Money Market Funds	1,892,000	—	—

		$32,160,262	$8,936,934	$—

International	Common Stocks	$25,997,748	$187,872,614	$—
	U.S. Treasury Obligations	—	99,969	—
	Money Market Funds	3,417,131	—	—

		$29,414,879	$187,972,583	$—

	Foreign currency contracts	$(273,494)	$—	$—

	Futures contracts	$(23,610)	$—	$—

Capital Appreciation	Common Stocks	$124,787,805	$1,875,546	$—
	Money Market Funds	5,331,000	—	—

		$130,118,805	$1,875,546	$—

Millennium	Common Stocks	$41,632,214	$—	$—
	Money Market Funds	379,000	—	—

		$42,011,214	$—	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

International Small-Mid Company	Common Stocks	$17,811,569	$59,781,236	$—
	Exchange Traded Funds	899,923	—	—
	Money Market Funds	277,957	—	—

		$18,989,449	$59,781,236	$—

Aggressive Growth	Common Stocks	$23,884,801	$4,395,675	$—
	VVPR Strips	37	—	—
	Money Market Funds	1,585,000	—	—

		$25,469,838	$4,395,675	$—

Small Cap Growth	Common Stocks	$31,239,239	$—	$—
	Money Market Funds	906,000	—	—

		$32,145,239	$—	$—

Mid Cap Opportunity	Common Stocks	$68,133,342	$—	$—
	Money Market Funds	2,488,000	—	—

		$70,621,342	$—	$—

S&P 500® Index	Common Stocks	$174,024,248	$—	$—
	Exchange Traded Funds	1,757,775	—	—
	Commercial Paper	—	123,000	—

		$175,782,023	$123,000	$—

Strategic Value	Common Stocks	$19,438,719	$4,277,321	$—
	Money Market Funds	471,000	—	—

		$19,909,719	$4,277,321	$—

	Foreign currency contracts	$57,516	$—	$—

High Income Bond	Corporate Bonds	$—	$263,147,406	$—
	Convertible Bonds	—	220,500	—
	Preferred Stocks	—	327,024	—
	Other	—	—	4,688

		$—	$263,694,930	$4,688

Capital Growth	Common Stocks	$52,040,717	$—	$—
	Money Market Funds	860,000	—	—

		$52,900,717	$—	$—

Nasdaq-100® Index	Common Stocks	$54,576,815	$—	$—
	Exchange Traded Funds	695,310	—	—

		$55,272,125	$—	$—

Bristol	Common Stocks	$180,003,336	$—	$—
	Money Market Funds	3,933,000	—	—

		$183,936,336	$—	$—

Bryton Growth	Common Stocks	$134,632,412	$—	$—
	Money Market Funds	6,242,000	—	—

		$140,874,412	$—	$—

U.S. Equity	Common Stocks	$13,361,021	$—	$—
	Money Market Funds	1,155,000	—	—

		$14,516,021	$—	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3

Balanced	Common Stocks	$7,954,147	$—	$—
	Corporate Bonds	—	4,794,341	—
	U.S. Government Agency Issues	—	252,773	—
	U.S. Treasury Obligations	—	943,438	—
	Money Market Funds	483,000	—	—

		$8,437,147	$5,990,552	$—

Income Opportunity	Common Stocks	$10,004,186	$—	$—
	Purchased Options	4,950	—	—
	Money Market Funds	124,000	—	—

		$10,133,136	$—	$—

	Written Options Outstanding	$(295,280)	$—	$—

Target VIP	Common Stocks	$21,465,916	$—	$—
	Money Market Funds	327,000	—	—

		$21,792,916	$—	$—

Target Equity/Income	Common Stocks	$26,023,865	$—	$—
	Money Market Funds	533,000	—	—

		$26,556,865	$—	$—

Bristol Growth	Common Stocks	$83,162,627	$—	$—
	Money Market Funds	3,418,000	—	—

		$86,580,627	$—	$—

*	At December 31, 2010, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize significant transfers between fair value hierarchy levels at the reporting period end. The only transfer between Levels 1 and 2 for the year ended December 31, 2010 was related to a foreign security in which there was a change in the confidence interval measurement. This transfer was not determined to be significant, however.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2010:

Corporate Bonds	High Income Bond

Beginning Balance – January 1, 2010	$—
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	—
Purchases, issuances, and settlements	4,688
Transfers in and/or out of Level 3	—

Ending Balance – December 31, 2010	$4,688

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by Federal income tax regulations.

All Portfolios of the Fund, other than the Target VIP and Target Equity/Income Portfolios, may invest in securities of foreign issuers, although foreign securities purchased by the Money Market Portfolio must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Repurchase Agreements

The Portfolios may acquire repurchase agreements from member banks of the Federal Reserve System which are deemed creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. As such, no provisions for Federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e. the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were available to be issued, for purposes of recognition or disclosure in these financial statements, and there are no additional subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million
Millennium
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Capital Growth
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million	Money Market
0.30% of first $100 million(1)
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million
Small Cap Growth
0.90% of first $150 million
0.80% of next $150 million
0.75% over $300 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Bristol 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million U.S. Equity 0.75% of first $200 million 0.70% of next $300 million 0.65% over $500 million	Bryton Growth 0.85% of first $100 million 0.75% of next $400 million 0.70% over $500 million Income Opportunity 0.80% of first $200 million 0.75% of next $300 million 0.70% over $500 million
Balanced 0.65% of first $200 million 0.60% of next $300 million 0.55% over $500 million Target VIP 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million	Target Equity/Income 0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million Bristol Growth 0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

(1)	For the year ended December 31, 2010, ONI waived advisory fees in excess of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2010 was $50,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2010 would have been higher than the net expenses reflected in the Statements of Operations.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million
0.38% over $200 million
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million	Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million
0.50% of next $150 million
0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.60% of next $150 million
0.50% over $150 million

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Mid Cap Opportunity (GSAM)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million	Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million
0.25% over $500 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 83% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2010 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. The Income Opportunity Portfolio had expenses reimbursed during the year ended December 31, 2010 totaling $1,858. This reimbursement is not subject to recoupment in subsequent periods.

During the year ended December 31, 2010, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2010 was $515,931, of which $29,406 was receivable from ONI at year end. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the year ended December 31, 2010, the Fund incurred compliance expenses totaling $153,360, equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Each director of the Board is currently paid a quarterly retainer fee of $7,500, $2,750 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the year ended December 31, 2010, compensation of these directors by the Fund totaled $247,000.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the years ended December 31, 2010 and 2009 were as follows:

	Equity		Money Market		Bond
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	1,223,514	1,691,434	30,502,612	41,782,044	4,431,294	4,061,330
Capital shares issued on reinvested dividends	21,933	25,660	—	—	—	—
Capital shares redeemed	(2,490,299)	(3,558,752)	(35,282,239)	(47,912,691)	(4,470,717)	(3,440,642)

Net increase/(decrease)	(1,244,852)	(1,841,658)	(4,779,627)	(6,130,647)	(39,423)	620,688

	Omni		International		Capital Appreciation
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	250,970	312,835	2,373,065	2,665,036	707,427	902,182
Capital shares issued on reinvested dividends	38,339	49,851	—	—	14,274	78,247
Capital shares redeemed	(607,491)	(650,890)	(5,011,586)	(6,334,979)	(1,582,714)	(2,140,885)

Net increase/(decrease)	(318,182)	(288,204)	(2,638,521)	(3,669,943)	(861,013)	(1,160,456)

	Millennium		International Small-Mid Company		Aggressive Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	1,118,283	4,908,391	610,069	1,073,744	1,232,038	1,433,447
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(5,500,575)	(954,166)	(888,134)	(1,376,880)	(1,244,007)	(1,230,364)

Net increase/(decrease)	(4,382,292)	3,954,225	(278,065)	(303,136)	(11,969)	203,083

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	964,480	980,778	574,210	3,108,764	2,719,718	6,377,628
Capital shares issued on reinvested dividends	—	—	—	—	169,365	174,417
Capital shares redeemed	(769,998)	(689,601)	(878,425)	(6,253,894)	(3,306,639)	(4,084,406)

Net increase/(decrease)	194,482	291,177	(304,215)	(3,145,130)	(417,556)	2,467,639

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

	Strategic Value		High Income Bond		Capital Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	1,068,567	1,173,335	13,405,135	9,882,540	597,843	672,335
Capital shares issued on reinvested dividends	82,744	63,845	—	—	—	—
Capital shares redeemed	(838,057)	(624,258)	(6,312,809)	(4,957,356)	(517,165)	(665,264)

Net increase/(decrease)	313,254	612,922	7,092,326	4,925,184	80,678	7,071

	Nasdaq-100® Index		Bristol		Bryton Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	3,638,876	4,867,867	4,647,343	5,644,552	3,395,424	5,342,762
Capital shares issued on reinvested dividends	27,981	—	80,969	67,319	—	—
Capital shares redeemed	(3,966,054)	(3,951,131)	(2,975,049)	(2,776,615)	(3,633,074)	(2,297,640)

Net increase/(decrease)	(299,197)	916,736	1,753,263	2,935,256	(237,650)	3,045,122

	U.S. Equity		Balanced		Income Opportunity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	202,103	394,400	255,879	385,966	339,658	346,594
Capital shares issued on reinvested dividends	9,859	10,552	20,743	21,991	—	—
Capital shares redeemed	(390,570)	(454,184)	(266,039)	(269,350)	(132,957)	(204,725)

Net increase/(decrease)	(178,608)	(49,232)	10,583	138,607	206,701	141,869

	Target VIP		Target Equity/Income		Bristol Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Capital shares issued on sales	397,747	937,153	830,343	1,049,533	9,076,046	537,735
Capital shares issued on reinvested dividends	29,483	32,609	36,027	58,040	26,660	—
Capital shares redeemed	(693,534)	(976,438)	(981,024)	(1,662,506)	(1,633,468)	(125,964)

Net increase/(decrease)	(266,304)	(6,676)	(114,654)	(554,933)	7,469,238	411,771

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2010 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation

Purchases	$104,678,558	$27,730,480	$69,031,612	$134,011,911	$69,640,834
Sales	$126,292,052	$20,221,363	$73,303,094	$158,668,400	$84,713,560

		International
	Millennium	Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity

Purchases	$177,272,032	$54,824,674	$10,192,637	$24,530,788	$34,656,677
Sales	$248,446,405	$57,816,500	$9,518,663	$22,493,130	$39,581,587

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index

Purchases	$13,246,544	$8,770,245	$162,423,939	$24,332,213	$13,894,184
Sales	$17,195,526	$6,362,408	$69,138,627	$22,371,388	$14,630,627

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity

Purchases	$402,805,909	$136,939,874	$12,590,741	$6,591,925	$9,885,988
Sales	$382,606,236	$138,078,666	$14,751,933	$7,259,596	$7,214,193

	Target VIP	Target Equity/Income	Bristol Growth

Purchases	$17,876,552	$20,609,666	$164,900,146
Sales	$20,080,657	$21,428,418	$106,798,518

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2010 were as follows:

	Bond	Omni	Balanced_

Purchases	$12,308,875	$161,125	$961,250
Sales	$10,563,672	$—	$—

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

Each Portfolio, other than the Money Market Portfolio, for hedging purposes, may (a) write call options traded on a registered national securities exchange if such Portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the Portfolio would be hedged by options or futures contracts, and no more than 5% of any Portfolio’s total assets, at fair value, may be used for premiums on open options and initial margin deposits on futures contracts. The Small Cap Growth Portfolio may also participate in the above activities to protect against adverse changes in security prices or interest rates and may, for these purposes or hedging purposes, sell put options or purchase call options at any time. The S&P 500® Index and Income Opportunity Portfolios are not subject to the above limitations, as these Portfolios may engage in the purchase or selling of put or call options in accordance with those Portfolios’ stated investment objectives. The Portfolios making use of options bear the market risk of an unfavorable change in the price of securities or indices underlying the options and, for purchase options, are subject to the risk that the options will expire before being exercised. A further risk associated with investing in options is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position. To limit the risk, a Portfolio will invest only where there is an established market.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Income Opportunity Portfolio’s written options are collateralized by cash and/or securities held with the Portfolio’s prime broker and in a segregated account at the Portfolio’s custodian. Such collateral for the Portfolio is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the year ended December 31, 2010 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding, beginning of year	62	$120,692
Options written	2,737	4,681,192
Options exercised	—	—
Options expired	(8)	(2,366)
Options closed	(2,727)	(4,608,734)

Options outstanding, end of year	64	$190,784

Transactions involving purchased options by the Income Opportunity Portfolio for the year ended December 31, 2010 were: Purchases: $537,601, Sales: $287,973, Expirations: $32,888.

Futures Contracts

Each Portfolio, other than the Money Market Portfolio may, primarily for hedging purposes, purchase and sell futures contracts. Futures contracts are used for the purpose of hedging existing Portfolio securities, or securities that the Portfolio intends to purchase, against fluctuations in value caused by variations in market rates. Upon entering into a futures contract, a Portfolio is required to pledge to the broker an amount of cash or securities equal to a percentage of the contract amount, known as the initial margin deposit. Subsequent payments, known as “variation margin”, are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying contacts. The Portfolios recognize unrealized appreciation (depreciation) equal to the cumulative daily variation margin transactions. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts interest rates, and the underlying hedged assets. A further risk associated with investing in futures contracts is that there may not be enough buyers and sellers in the market to permit a Portfolio to close a position when it wants to do so. To limit the risk, a Portfolio will invest only where there is an established market. The S&P 500® Index Portfolio may purchase or sell stock index futures contracts and the Nasdaq-100® Index Portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100® Index in accordance with their stated investment objectives.

At December 31, 2010, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Variation
							Unrealized	Margin
			Number of		Contract at	Initial contract	Appreciation	Receivable
Type	Description	Expiration	contracts	Counterparty	value	amount	(Depreciation)	(Payable)

Long	Tokyo Price Index (TOPIX) Futures	March 11, 2011	29	JP Morgan	$3,200,394	$3,224,004	$(23,610)	$(119)

The International Portfolio’s holding of U.S. Treasury Bill #9127952H3 was pledged at December 31, 2010 as collateral for this contract. The principal cost and value of this instrument at December 31, 2010 were $100,000 and $99,969, respectively.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

This futures contract was executed for the purpose of increasing exposure to the Japanese stock market, beyond that evidenced by the Portfolio’s investment in stocks, while maintaining a necessary cash balance in the Portfolio in anticipation of year end shareholder rebalancing activities. There were also DAX Index futures contracts that were executed in the International Portfolio during the year ended December 31, 2010. These were executed for the purpose of gaining increased exposure to German equities while allowing the International Portfolio to have a desired level of liquidity until such time as an increased level of cash investment could be made. For the year ended December 31, 2010, the notional value of these futures contracts opened and closed prior to contract settlement date by the International Portfolio was approximately $5.9 million and approximately $6.0 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a foreign currency at a future date, at a negotiated rate. The value of a foreign currency contract will typically fluctuate with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. With respect to sales of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. A Portfolio incurs a realized gain if the value of the contract decreases between those dates. With respect to purchases of currency exchange contracts, a Portfolio would incur a realized loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

The use of foreign currency contracts might not successfully protect a Portfolio against a loss resulting from the movements of foreign currency in relation to the U.S. dollar and does not eliminate fluctuations in the prices of other currencies or securities. A Portfolio is also exposed to credit risk associated with counterparty nonperformance on these currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

Details of the contracts outstanding at December 31, 2010 are as follows:

Contracts to buy foreign currency:

International
						Unrealized
			Currency	Currency to	Contract at	Appreciation
Date of contract	Exchange date	Counterparty	to receive	deliver	value	(Depreciation)

November 18, 2010	February 22, 2011	HSBC	5,300,000 NZD	$4,092,660	$4,114,294	$21,634
November 29, 2010	February 24, 2011	SSB	31,191,810 SEK	$4,431,599	$4,629,507	$197,908

				$8,524,259	$8,743,801	$219,542

Strategic Value

December 15, 2010	February 28, 2011	BONY	540,000 CAD	$538,379	$542,437	$4,058
December 15, 2010	February 28, 2011	BONY	612,400 EUR	$811,518	$818,201	$6,683
December 15, 2010	February 28, 2011	BONY	980,000 GBP	$1,525,015	$1,527,217	$2,202

				$2,874,912	$2,887,855	$12,943

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

Contracts to sell foreign currency:

International
						Unrealized
			Currency	Currency to	Contract at	Appreciation
Date of contract	Exchange date	Counterparty	to receive	deliver	value	(Depreciation)

November 29, 2010	February 24, 2011	BONY	$10,464,671	7,996,295 EUR	$10,683,860	$(219,189)
November 30, 2010	February 7, 2011	HSBC	$10,000,000	11,680,850,000 KRW	$10,273,847	$(273,847)

			$20,464,671		$20,957,707	$(493,036)

Strategic Value

November 18, 2010	February 28, 2011	BONY	$527,421	540,000 CAD	$542,437	$(15,016)
November 18, 2010	February 28, 2011	BONY	$833,861	612,400 EUR	$818,201	$15,660
November 18, 2010	February 28, 2011	BONY	$1,571,146	980,000 GBP	$1,527,217	$43,929

			$2,932,428		$2,887,855	$44,573

Counterparties	Currencies

BONY – Bank of New York Mellon	EUR – Euro
HSBC – HSBC Bank USA	GBP – British Pound
SSB – State Street Bank	SEK – Swedish Krona
CAD – Canadian Dollar
KRW – South Korean Won
NZD – New Zealand Dollar

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Sweden and New Zealand. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that those currencies’ exchange rates might have on the Portfolio’s performance relative to the benchmark. The Portfolio was over-weighted in investments denominated in Euros and the South Korean Won and, likewise, executed contracts to sell those currencies in order to mitigate the effect that the currencies might have on relative performance.

The Portfolio entered into other foreign currency contracts during the year for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the year ended December 31, 2010, the notional value of other foreign currency contracts opened and closed by the International Portfolio was approximately $163.4 million for currencies bought and approximately $158.7 million for currencies sold.

Foreign currency contracts were also executed in the Strategic Value Portfolio. The Portfolio engaged in contracts to sell various currencies in order to hedge against the exchange rate movements of those currencies in relation to the U.S dollar. Contracts were executed only in foreign currencies in which a portion of the Portfolio’s equity investments were denominated and in amounts relative to the total value, by currency, of those equity investments. Contracts to purchase various currencies were used to effectively exit the hedge just prior to respective delivery dates of the contracts. For the year ended December 31, 2010, the notional value of other foreign currency contracts opened and closed by the Strategic Value Portfolio was approximately $6.3 million for currencies bought and approximately $6.0 million for currencies sold.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended, December 31, 2010, were as follows:

					Location on
			Value-	Value-	Statements of
			Asset	Liability	Assets and
Portfolio	Instrument	Primary Risk Type	Derivatives	Derivatives	Liabilities

International	Contracts to buy foreign currencies	Currency exchange rate	$8,743,801	$(8,524,259)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$20,464,671	$(20,957,707)	(1)

	Futures contracts	Equity price	$3,200,394	$(3,224,004)	(2)

Strategic Value	Contracts to buy foreign currencies	Currency exchange rate	$2,887,855	$(2,874,912)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$2,932,428	$(2,887,855)	(1)

Income Opportunity	Purchased options	Equity price	$4,950	$—	(3)

	Written options	Equity price	$—	$(295,280)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized depreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

				Change in Unrealized
			Realized Gain	Appreciation/
			(Loss) on	Depreciation on
			Derivatives	Derivatives	Location on
			Recognized in	Recognized in	Statements of
Portfolio	Instrument	Risk Type	Income	Income	Operations

International	Currency contracts	Currency exchange rate	$2,279,010	$(1,398,745)	(1), (2)

	Futures contracts	Equity price	$(60,151)	$(23,610)	(3), (4)

Strategic Value	Currency contracts	Currency exchange rate	$(302,194)	$57,516	(1), (2)

Income Opportunity	Purchased options	Equity price	$(244,814)	$(6,419)	(5), (6)

	Written options	Equity price	$(83,546)	$(84,076)	(7), (8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

(7) Federal Income Tax Information

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

		Undistributed				Total
	Undistributed	Long-Term		Accumulated	Unrealized	Accumulated
	Ordinary	Capital Gains	Accumulated	Capital and	Appreciation	Earnings
Portfolio	Income	(Losses)	Earnings	Other Losses	(Depreciation)(1)	(Deficit)

Equity	$24,360	$—	$24,360	$(119,187,916)	$17,876,790	$(101,286,766)
Money Market	—	—	—	—	—	—
Bond	5,839,374	—	5,839,374	(15,350,662)	7,362,958	(2,148,330)
Omni	85,853	—	85,853	(7,698,101)	3,847,574	(3,764,674)
International	4,698,567	—	4,698,567	(107,096,789)	53,623,917	(48,774,305)
Capital Appreciation	75,833	—	75,833	(29,715,237)	16,649,331	(12,990,073)
Millennium	—	—	—	(16,633,695)	7,874,126	(8,759,569)
International Small-Mid Company	227,790	—	227,790	(20,691,770)	23,839,726	3,375,746
Aggressive Growth	46,825	—	46,825	(2,711,455)	5,172,543	2,507,913
Small Cap Growth	—	—	—	(3,508,597)	6,132,864	2,624,267
Mid Cap Opportunity	—	—	—	(34,494,956)	9,463,483	(25,031,473)
S&P 500® Index	340,609	—	340,609	(3,372,018)	23,217,927	20,186,518
Strategic Value	—	—	—	(8,305,592)	2,362,877	(5,942,715)
High Income Bond	17,781,200	—	17,781,200	(3,425,604)	15,904,697	30,260,293
Capital Growth	—	—	—	(5,413,775)	15,662,731	10,248,956
Nasdaq-100® Index	22,231	—	22,231	(2,253,090)	13,573,716	11,342,857
Bristol	97,687	—	97,687	(10,167,697)	19,986,054	9,916,044
Bryton Growth	—	1,253,733	1,253,733	—	27,631,083	28,884,816
U.S. Equity	15,401	—	15,401	(7,185,302)	2,021,087	(5,148,814)
Balanced	49,058	—	49,058	(1,039,973)	1,198,293	207,378
Income Opportunity	70,012	—	70,012	(690,564)	1,429,032	808,480
Target VIP	28,667	—	28,667	(9,508,731)	3,110,399	(6,369,665)
Target Equity/Income	58,500	—	58,500	(16,426,102)	3,941,843	(12,425,759)
Bristol Growth	3,542,876	198,047	3,740,923	(54,334)	10,577,924	14,264,513

(1)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

Under current tax regulations, capital losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred post-October capital losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2011:

	Post-October	Post-October
Portfolio	Losses	Currency Losses

International	$—	$1,865,790
Capital Appreciation	—	686
International Small-Mid Company	—	17,949
Small Cap Growth	—	5
S&P 500® Index	109,340	—
High Income Bond	715,253	—
Income Opportunity	71,954	—
Bristol Growth	54,334	—

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2010 that are available to offset future realized gains, if any:

	Total Loss	Expiration Amount by Year
Portfolio	Carryforward	2011	2012	2013	2014	2015	2016	2017	2018

Equity	$119,187,916	$—	$—	$—	$—	$—	$68,747,789	$47,422,387	$3,017,740
Bond	15,350,662	—	—	—	718,762	—	5,109,146	9,522,754	—
Omni	7,698,101	—	—	—	—	—	2,402,376	5,295,725	—
International	105,230,999	—	—	—	—	—	39,438,869	65,792,130	—
Capital Appreciation	29,714,551	—	—	—	—	—	—	29,714,551	—
Millennium	16,633,695	1,610,585	—	—	—	—	7,511,040	7,512,070	—
International Small-Mid Company	20,673,821	—	—	—	—	—	9,781,388	10,892,433	—
Aggressive Growth	2,711,455	—	—	—	—	—	694,915	2,016,540	—
Small Cap Growth	3,508,592	—	—	—	—	—	785,300	2,723,292	—
Mid Cap Opportunity	34,494,956	—	—	—	—	—	20,843,496	13,651,460	—
S&P 500® Index	3,262,678	—	134,482	—	—	—	1,597,902	218,356	1,311,938
Strategic Value	8,305,592	75,015	—	—	—	—	5,765,741	2,272,799	192,037
High Income Bond	2,710,351	563,087	—	—	—	—	508,108	974,532	664,624
Capital Growth	5,413,775	—	—	—	—	—	—	5,413,775	—
Nasdaq-100® Index	2,253,090	—	206,000	531,984	215,042	30,818	—	1,269,246	—
Bristol	10,167,697	—	—	—	—	—	106,106	10,061,591	—
U.S. Equity	7,185,302	—	—	—	—	—	3,178,884	4,006,418	—
Balanced	1,039,973	—	—	—	—	—	498,379	541,594	—
Income Opportunity	618,610	—	—	—	—	—	—	478,170	140,440
Target VIP	9,508,731	—	—	—	—	—	—	9,508,731	—
Target Equity/Income	16,426,102	—	—	—	—	—	—	16,426,102	—

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Tax Information” section of the Notes to Financial Statements for the fiscal year ending December 31, 2011.

During the prior year, the Fund recorded reclassifications within the composition of net assets for permanent book/tax differences. These classifications were due principally to net operating losses, which for tax purposes cannot be used to offset future taxable income, and consent dividends. Consent dividends are constructive dividends in which distributions are deemed, for tax purposes, to be passed through from the Fund to shareholders upon written consent from all shareholders of the Fund. These classifications have no impact on the net asset values of the Fund and are designed to present the Fund’s accumulated net realized income and gain (loss) accounts on a tax basis.

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2010, were as follows:

		Net		Total
	Ordinary	Long-Term	Return of	Distribution
Portfolio	Income	Capital Gains	Capital	Paid

Equity	$425,944	$—	$—	$425,944
Omni	606,516	—	—	606,516
Capital Appreciation	284,477	—	—	284,477
S&P 500® Index	2,196,659	—	—	2,196,659
Strategic Value	591,141	—	175,066	766,207
Nasdaq-100® Index	158,375	—	—	158,375
Bristol	995,109	—	—	995,109
U.S. Equity	99,183	—	—	99,183
Balanced	282,940	—	—	282,940
Target VIP	266,234	—	—	266,234
Target Equity/Income	305,152	—	—	305,152
Bristol Growth	259,134	—	—	259,134

The tax characteristics of dividends paid to shareholders for the year ended December 31, 2009, were as follows:

		Net	Total
	Ordinary	Long-Term	Distribution
Portfolio	Income	Capital Gains	Paid

Equity	$474,966	$—	$474,966
Omni	722,837	—	722,837
Capital Appreciation	1,371,677	—	1,371,677
S&P 500® Index	2,047,655	—	2,047,655
Strategic Value	553,534	—	553,534
Bristol	753,303	—	753,303
U.S. Equity	97,286	—	97,286
Balanced	289,620	—	289,620
Target VIP	253,696	—	253,696
Target Equity/Income	416,144	—	416,144

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2010 for Federal income tax purposes.

					Capital
	Equity	Bond	Omni	International	Appreciation	Millennium

Gross unrealized:
Appreciation	$42,820,999	$7,934,851	$4,505,825	$54,820,892	$21,497,100	$8,141,955
Depreciation	(24,944,209)	(571,893)	(658,251)	(1,196,975)	(4,847,769)	(267,829)

Net unrealized appreciation	$17,876,790	$7,362,958	$3,847,574	$53,623,917	$16,649,331	$7,874,126

Aggregate cost of securities:	$200,214,851	$134,922,415	$37,249,622	$163,760,922	$115,345,020	$34,137,088

	International
	Small-Mid	Aggressive	Small Cap	Mid Cap
	Company	Growth	Growth	Opportunity	S&P 500® Index	Strategic Value

Gross unrealized:
Appreciation	$24,455,030	$6,409,787	$6,799,820	$10,700,946	$50,732,255	$2,857,604
Depreciation	(615,304)	(1,237,244)	(666,956)	(1,237,463)	(27,514,328)	(437,211)

Net unrealized appreciation	$23,839,726	$5,172,543	$6,132,864	$9,463,483	$23,217,927	$2,420,393

Aggregate cost of securities:	$54,833,812	$24,693,330	$26,012,375	$61,157,859	$152,687,096	$21,766,427

(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2010

	High Income	Capital	Nasdaq-100®
	Bond	Growth	Index	Bristol	Bryton Growth	U.S. Equity

Gross unrealized:
Appreciation	$18,382,256	$16,738,133	$16,938,651	$23,229,740	$30,530,060	$2,106,593
Depreciation	(2,477,559)	(1,075,402)	(3,364,935)	(3,243,686)	(2,898,977)	(85,506)

Net unrealized appreciation	$15,904,697	$15,662,731	$13,573,716	$19,986,054	$27,631,083	$2,021,087

Aggregate cost of securities:	$247,794,921	$37,237,986	$41,698,409	$163,950,282	$113,243,329	$12,494,934

		Income		Target
	Balanced	Opportunity	Target VIP	Equity/Income	Bristol Growth

Gross unrealized:
Appreciation	$1,530,239	$1,616,841	$3,967,588	$5,084,132	$11,246,581
Depreciation	(331,946)	(187,809)	(857,189)	(1,142,289)	(668,657)

Net unrealized appreciation	$1,198,293	$1,429,032	$3,110,399	$3,941,843	$10,577,924

Aggregate cost of securities:	$13,229,406	$8,599,608	$18,682,517	$22,615,022	$76,002,703

Ohio National Fund, Inc.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
  Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Millennium Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, U.S. Equity Portfolio, Balanced Portfolio, Income Opportunity Portfolio, Target VIP Portfolio, Target Equity/Income Portfolio and Bristol Growth Portfolio (each a Portfolio and collectively, the Portfolios, of the Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 18, 2011

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2010

(1)	Review and Approval of Advisory and Sub-advisory Agreements

Prior to October 12, 2010, First Trust Advisors L.P. (“First Trust”), the Sub-Adviser for the Target VIP and Target Equity/Income Portfolios, had one limited partner, Grace Partners of DuPage L.P. (“Grace Partners”), and one general partner, The Charger Corporation. First Trust was, thus, controlled by Grace Partners and The Charger Corporation. The Charger Corporation was an Illinois corporation controlled by the Robert Donald Van Kampen family. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement to sell 100% of the common stock of The Charger Corporation to Jim Bowen, the President of First Trust (the “Transaction”).

The consummation of the Transaction on October 12, 2010 was deemed to be an “assignment”, as defined in the Investment Company Act of 1940 (the “40 Act”), of the sub-advisory agreement between First Trust and ONI, the Fund’s adviser (the “Adviser”), with respect to the Portfolios. The Transaction resulted in the automatic termination of the former sub-advisory agreement for the Target VIP and Target Equity/Income Portfolios. Pursuant to an Exemptive Order received from the Securities and Exchange Commission (“SEC”), ONI may change sub-advisers or hire new sub-advisers for the Fund’s portfolios without obtaining shareholder approval if the sub-advisers are not affiliates of ONI.

Therefore, at a meeting held on September 22, 2010, in advance of the consummation of the Transaction, the Fund’s Board of Directors (the “Board”) approved the new sub-advisory agreement for the Target VIP and Target Equity/Income Portfolios. In evaluating the new sub-advisory agreement, the Board considered that they have generally been satisfied with the nature and quality of the services provided to the Target VIP and Target Equity/Income Portfolios by First Trust and that those Portfolios would be best served by an arrangement that appears likely to maintain the continuity and stability of the provider of these services. They noted that the two Portfolios are each based on a quantitative model that has fallen out of favor with the market, and that because those Portfolios are not actively managed, their performance does not reflect poorly on the sub-adviser, but is a function of the effectiveness of the model. In unanimously determining to approve the new sub-advisory agreement, the Board concluded that the terms of the agreement were fair and reasonable and that approval was in the best interests of each Portfolio and its shareholders. In reaching this determination, the Board considered, in addition to the factors discussed above, the following factors, among others: (1) that the consummation of the Transaction would be deemed to be an assignment under the 40 Act of the existing sub-advisory agreement; (2) that First Trust’s management team and key investment personnel would remain in place after the Transaction; (3) that the new sub-advisory agreement would be the same in all material respects as the existing sub-advisory agreement with First Trust; (4) that the advisory and sub-advisory fees, including breakpoints, would remain the same; and (5) that it was expected that First Trust would be able to maintain the current level and quality of Portfolio services, with which the Board continued to be satisfied.

At a meeting held on November 11, 2010, the Board, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement with ONI and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Sub-Adviser from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b)  fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Investment Advisory Agreement and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through September 30, 2010, (2) comparative performance, advisory fee and expense information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”); (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the total expenses of each Portfolio; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense information regarding each Portfolio provided to them periodically throughout the year. They also met with an independent consultant to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Independent Directors were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Independent Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and sub-advisory agreement and the weight to be given to each such factor.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his conclusions with respect to each Advisory and sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500® Index Portfolio, Nasdaq-100® Index Portfolio, and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices. The Directors also reviewed the performance record of each Portfolio or portion of a Portfolio managed by the applicable Sub-Adviser. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios.

Investment Performance

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended September 30, 2010, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board noted that on a quarterly basis it receives a report from an independent consultant with detailed information about each Portfolio’s performance results and investment strategies. The Board also receives a report from the consultant on those portfolios that the consultant has identified as underperforming. The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the fee’s difference from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group.

Additionally, the Board considered certain adjusted statistics for Portfolios whose Morningstar Peer Group’s average advisory fee was likely to be skewed by the inclusion of index funds and funds of funds. The Board looked at the average assets for each fund in the respective peer group, excluding index funds and funds of funds (the “Adjusted Peer Group”) and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had assets equal to the adjusted peer group’s average assets. The Board considered that comparison on an absolute and percentile ranking basis.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk, an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee (and advisory fee) for certain Portfolios. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed accounts and other accounts other than the Portfolios and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Profitability

The Board considered the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. The Directors noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Portfolio Sub-Advisers. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Portfolio Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers was not a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and therefore concluded that the profitability to Suffolk of its relationship to the applicable Portfolios was not a material factor in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from its sub-advisory arrangement with Suffolk was not a material factor in the Board’s deliberations.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had relatively few assets under management. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s assets increase.

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance, fees, and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ending September 30, 2010 and the advisory fee and expense data described below is through August 31, 2010 for a Portfolio’s Morningstar peer group and its Adjusted Peer Group.

Equity Portfolio (Adviser – ONI, Sub-Adviser – Legg Mason). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 1-, 3-, and 5-year periods. The Board noted that although the Portfolio was currently underperforming, it had significantly outperformed its benchmark index and peer group average for 2009. The Adviser pointed out that the Sub-Adviser’s style has been out of favor in recent years (with the exception of 2009) because the focus on real valuations is not being rewarded, and noted that the Portfolio would be included in the Adviser’s watchlist. The Directors agreed with the Adviser’s decision to add the Portfolio to the watchlist and noted the Adviser’s close monitoring of performance. They also noted that the Portfolio’s advisory fee was higher than the peer group average, but recognized that the Portfolio’s expense ratio was below average and that the Portfolio had had excellent relative performance for 2009 and periods beyond five years. In this regard, they remarked that the portfolio manager has a proven track record over the long term, outperforming the S&P 500 Index for a record number of years in a row. Based upon its review, the Board concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser – ONI). The Portfolio underperformed its peer group average for the year-to-date and trailing 1- and 3-year periods. The Adviser reported that the Portfolio’s underperformance was expected because the portfolio manager had moved the Portfolio in a more conservative direction to protect its value. The Directors noted that the Portfolio’s advisory fee and expense ratio were well below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser – ONI). Although the Portfolio underperformed its benchmark index for the year-to-date and 1-, 3- and 5-year periods and its peer group average for the 3- and 5-year periods, its recent performance has improved. The Board noted that for the year-to date and 1-year periods, the Portfolio’s performance was in the 27th and 31st percentile, respectively, for its peer group. The Board acknowledged that the Portfolio’s underperformance relative to its benchmark index reflected the volatility in interest rates and credit spreads during the past year. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. The Board considered the Adviser’s profitability for the Portfolio to be a reasonable amount. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Omni Portfolio outperformed its benchmark index and its peer group average for the 5-year period and was generally in line with both for the 3-year period. The Portfolio’s performance for the year-to-date and 1-year periods lagged that of its benchmark index and peer group average, although the Board noted that the Portfolio’s relative performance had improved during the October 2010 period. The Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The International Portfolio outperformed its benchmark index and slightly underperformed its peer group average for the year-to-date and 1-year periods. The Board considered that the Portfolio has a new portfolio manager who started in January 2009, and as a result, concluded that the Board should focus on performance under the new portfolio manager. The Board also noted that the Portfolio’s country allocation is model-driven and that the Sub-Adviser made changes in 2009 to the model that have benefited the Portfolio’s recent performance. The Board also noted that the Portfolio’s advisory fee and expense ratio were below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio outperformed its benchmark index (the S&P 500 Index) for the year-to-date period and 3- and 5-year periods, but lagged its peer group average for all periods except the 5-year period. The Board noted that the peer group of mid-cap funds might not accurately reflect the nature of the Portfolio, which is more value-oriented, and consequently, the Board also considered that the Portfolio had outperformed its benchmark for all time periods. The Portfolio’s advisory fee was higher than the peer group average, and the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Millennium Portfolio (Adviser – ONI, Sub-Adviser – Neuberger Berman). The Adviser reported that the Portfolio’s performance has been poor across all time periods. The Portfolio’s performance was below that of its benchmark index and peer group average year-to-date and for the 1-, 3- and 5-year periods. The Board noted that the Portfolio invests in small-cap companies that the Sub-Adviser believes are high-quality companies and that for the past few years the market has favored lower-quality small-cap companies over higher-quality ones. The Board also noted that the reverse case in 2007 demonstrated the Portfolio’s ability to generate more favorable returns, when the Portfolio outperformed its benchmark index by nearly 1,900 basis points. The Board also noted that the Portfolio was on the Adviser’s watchlist and that the Adviser would continue to monitor the Sub-Adviser’s performance closely. The Directors remarked that the advisory fee and expense ratio for the Portfolio were below average and concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

International Small-Mid Company Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Portfolio underperformed its benchmark index and peer group average for the year-to-date and 3-year periods, although the Portfolio outperformed both for the 1-year period. The Board noted that the nature of the Portfolio would result in strong performance during periods of economic growth and weaker performance during more negative economic periods. The Board considered that the Portfolio significantly outperformed its benchmark index for 2007, a period of strong economic growth. The Adviser noted that the Portfolio lagged its retail counterpart fund for the year-to-date period through October 2010 as a result of the cash drag effect from the Portfolio’s growth. The Portfolio’s advisory fee and expense ratio were both below average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio underperformed its benchmark index and peer group for the year-to-date and 1-year periods and outperformed them for the 5-year period. The Adviser noted that the Portfolio’s relative performance had improved during the October 2010 period. The Board noted that the nature of the Portfolio would result in strong performance during periods of economic growth and weaker performance during more negative economic periods. The Board considered that the Portfolio significantly outperformed its benchmark index for the 2007 and 2009 periods. The Portfolio’s advisory fee and expense ratio were both above average compared to its peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio has significantly outperformed its benchmark and peer group average for the 1-and 5-year periods, but underperformed its benchmark for the 3-year period as a result of its 2008 performance. The Adviser noted that the Portfolio underwent a change in portfolio managers, which has correlated to an improvement in the Portfolio’s performance relative to its benchmark. The Portfolio’s advisory fee and expense ratio were above its peer group average. The Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs). The Adviser reminded the Board that the Portfolio had changed to a new Sub-Adviser effective in December 2009, and thus only the year-to-date performance amounts were relevant. The Board noted that the Portfolio underperformed its benchmark index and peer group average for that period, although the Directors indicated that performance should be looked at over a longer term. The Board also acknowledged that the Adviser would be visiting the Sub-Adviser and closely monitoring the Portfolio’s performance. The Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark year-to-date, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was in line with the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio’s performance trailed its benchmark index for the year-to-date and 1-, 3- and 5-year periods, but outperformed its peer group average for the year-to-date and 1- and 3-year periods. The Adviser noted that the Portfolio is designed to have stronger performance in weaker markets, and the Board noted that that was reflected in the Portfolio’s strong 2008 and 2009 performance relative to its peer group. The Directors also noted that the Portfolio’s advisory fee and expense ratio were above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Portfolio’s performance trailed its benchmark index for the year-to-date and trailing 1-, 3- and 5-year periods, but outperformed its peer group average for the same periods. The Adviser noted that the bond market has been very volatile, which makes comparing the Portfolio to a benchmark more difficult. The Directors indicated that they were less concerned about the underperformance relative to the benchmark and noted that the Portfolio was in the top quartile of its peer group for the 5-year period. They noted that the advisory fee and expense ratio were above the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Growth Portfolio (Adviser – ONI, Sub-Adviser – Eagle). The Portfolio has significantly outperformed its benchmark index and peer group average for the year-to-date and 1-, 3- and 5-year periods. The Directors noted that although the advisory fee was above average for the peer group, the expense ratio was below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark year-to-date, the Board noted that its performance generally was in line with the Nasdaq-100® Index when expenses were excluded. The Board did not rely on peer group comparison figures for the Portfolio because the Board considers peer groups for index funds to be generally irrelevant. The Board noted that the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was significantly below the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark and peer group average for the year-to-date and 1- and 3-year periods and outperformed both for the 5-year period. The Directors noted that the Portfolio significantly outperformed its benchmark index for the 2009 period and that its 3-year period performance was close to that of its benchmark and peer group. The Directors also noted that the Portfolio’s advisory fee was above average and that the Portfolio’s expense ratio was slightly below average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average year-to-date and for the 1-year period, but outperformed its peer group average for the 3- and 5-year periods. The Adviser pointed out that the Portfolio outperformed its benchmark index for the 2005, 2006, 2007 and 2009 periods. The Board considered that the Portfolio’s advisory fee was close to the peer group average and the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

U.S. Equity Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio has significantly underperformed its benchmark index and peer group average for all periods. The Adviser noted that there had been changes made to the Portfolio’s model, but they have not significantly improved its performance. It appears that the Sub-Adviser’s style does not perform well in volatile markets. The Adviser indicated that the Portfolio remains on its watchlist. The Board considered that the Adviser continues to monitor the Portfolio’s performance closely and noted that the Portfolio significantly outperformed its benchmark in 2007 with a less volatile market. Based upon its review, the Directors also noted that the Portfolio’s advisory fee and expense ratio were above average. The Board concluded that appropriate action was being taken to address performance and that the advisory and sub-advisory fees were reasonable.

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio significantly underperformed its benchmark index and peer group average for the year-to-date and 1-year periods, and outperformed its peer group average for the 3- and 5-year periods. The Adviser pointed out that the Portfolio outperformed its benchmark index for the 2006, 2007 and 2009 periods. The Directors noted that the Portfolio’s longer term relative performance was above the average of its peer group. They also considered that the Portfolio’s advisory fee was slightly above the peer group average, and its expense ratio was above the peer group average. The Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

Income Opportunity Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio significantly underperformed its benchmark index and peer group average for the year-to-date and 1-year periods, significantly outperformed both for the 3-year period and was generally in line with its peer group average for the 5-year period. The Adviser pointed out that it would expect the Portfolio to trail in rising markets and outperform in falling markets. The Board considered that the Portfolio’s strategy is to provide downside protection at the expense of upside returns and noted that the Portfolio had significantly outperformed its benchmark index for the periods when the market was generally down. While the Portfolio’s advisory fee and expense ratio were above average, the Adviser pointed out that the size of the Portfolio has resulted in higher expenses. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio has significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but significantly trails both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the advisory fee and expense ratio were below its peer group average. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target Equity/Income Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio has significantly outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, but significantly trails both for the 3-year period. The Board considered that the Portfolio is based on a quantitative model that had fallen out of favor with the market, but has been performing better recently. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Adviser, but is a function of the effectiveness of the model. The Directors also noted that the advisory fee and expense ratio were below its peer group average. Based upon its review, the Board concluded that the performance of the Portfolio was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark and peer group average for the year-to-date and 1- and 3-year periods, but outperformed its benchmark index in 2009. The Directors noted that the Portfolio’s 3-year period performance was very close to its peer group average. The Directors also considered that the Portfolio’s advisory fee was above its peer group average and that its overall expense ratio was significantly above the peer group average, which the Board attributed largely to the Portfolio’s size. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement, respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including a majority of the Independent Directors, voted to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own shares of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2010 and held through December 31, 2010.

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	7/1/2010 – 12/31/2010
Portfolio	7/1/2010	12/31/2010	7/1/2010 – 12/31/2010	(Annualized)

Equity	$1,000.00	$1,213.68	$4.91	0.88%
Money Market	1,000.00	1,000.00	0.96	0.19%
Bond	1,000.00	1,022.45	3.42	0.67%
Omni	1,000.00	1,177.66	4.28	0.78%
International	1,000.00	1,314.66	6.13	1.05%
Capital Appreciation	1,000.00	1,236.51	4.96	0.88%
Millennium	1,000.00	1,275.88	5.62	0.98%
International Small-Mid Company	1,000.00	1,341.80	7.32	1.24%
Aggressive Growth	1,000.00	1,224.89	5.66	1.01%
Small Cap Growth	1,000.00	1,301.62	6.56	1.13%
Mid Cap Opportunity	1,000.00	1,261.46	5.59	0.98%
S&P 500® Index	1,000.00	1,228.63	2.70	0.48%
Strategic Value	1,000.00	1,190.09	5.24	0.95%
High Income Bond	1,000.00	1,094.22	4.17	0.79%
Capital Growth	1,000.00	1,361.53	6.13	1.03%
Nasdaq-100® Index	1,000.00	1,273.77	3.09	0.54%
Bristol	1,000.00	1,231.84	4.78	0.85%
Bryton Growth	1,000.00	1,322.61	5.44	0.93%
U.S. Equity	1,000.00	1,257.82	5.69	1.00%
Balanced	1,000.00	1,124.97	5.25	0.98%
Income Opportunity	1,000.00	1,109.16	6.49	1.22%
Target VIP	1,000.00	1,288.10	4.73	0.82%
Target Equity/Income	1,000.00	1,262.63	4.39	0.77%
Bristol Growth	1,000.00	1,233.69	5.12	0.91%

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending	Expense Paid	Expense Ratio
	Investment	Investment	During	During Period
	Value	Value	Period*	7/1/2010 – 12/31/2010
Portfolio	7/1/2010	12/31/2010	7/1/2010 – 12/31/2010	(Annualized)

Equity	$1,000.00	$1,020.77	$4.48	0.88%
Money Market	1,000.00	1,024.25	0.97	0.19%
Bond	1,000.00	1,021.83	3.41	0.67%
Omni	1,000.00	1,021.27	3.97	0.78%
International	1,000.00	1,019.91	5.35	1.05%
Capital Appreciation	1,000.00	1,020.77	4.48	0.88%
Millennium	1,000.00	1,020.27	4.99	0.98%
International Small-Mid Company	1,000.00	1,018.95	6.31	1.24%
Aggressive Growth	1,000.00	1,020.11	5.14	1.01%
Small Cap Growth	1,000.00	1,019.51	5.75	1.13%
Mid Cap Opportunity	1,000.00	1,020.27	4.99	0.98%
S&P 500® Index	1,000.00	1,022.79	2.45	0.48%
Strategic Value	1,000.00	1,020.42	4.84	0.95%
High Income Bond	1,000.00	1,021.22	4.02	0.79%
Capital Growth	1,000.00	1,020.01	5.24	1.03%
Nasdaq-100® Index	1,000.00	1,022.48	2.75	0.54%
Bristol	1,000.00	1,020.92	4.33	0.85%
Bryton Growth	1,000.00	1,020.52	4.74	0.93%
U.S. Equity	1,000.00	1,020.16	5.09	1.00%
Balanced	1,000.00	1,020.27	4.99	0.98%
Income Opportunity	1,000.00	1,019.06	6.21	1.22%
Target VIP	1,000.00	1,021.07	4.18	0.82%
Target Equity/Income	1,000.00	1,021.32	3.92	0.77%
Bristol Growth	1,000.00	1,020.62	4.63	0.91%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2010, and ordinary income consent dividends that were incurred in the 2010 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	57.91%
International	0.00%
Capital Appreciation	100.00%
Millennium	0.00%
International Small-Mid Company	0.00%
Aggressive Growth	0.00%
Small Cap Growth	0.00%
Mid Cap Opportunity	0.00%
S&P 500® Index	100.00%
Strategic Value	100.00%
High Income Bond	0.00%
Capital Growth	0.00%
Nasdaq-100® Index	100.00%
Bristol	100.00%
Bryton Growth	0.00%
U.S. Equity	100.00%
Balanced	46.91%
Income Opportunity	0.00%
Target VIP	80.15%
Target Equity/Income	100.00%
Bristol Growth	16.06%

(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2010

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2010:

			Portion of Ordinary
	Creditable Foreign	Per Share	Income Distribution Derived
	Taxes Paid	Amount	from Foreign Sourced Income

International	$677,302	0.0388	100.00%
International Small-Mid Company	$82,415	0.0244	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited)	December 31, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Independent Directors
James E. Bushman 100 W. Rivercenter Boulevard, 2C Covington, Kentucky	66	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	32	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company (1998-2008), Air Transport Services Group, Inc., The Littleford Group, Inc. (1984-2010), Hilltop Basic Resources, Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital, and The University of Cincinnati Foundation.

George M. Vredeveld University of Cincinnati Economics Center for Education & Research 90 West Daniels Cincinnati, Ohio	68	Lead Independent Director, Member of Audit and Independent Directors Committees	Since March 1996	32	Alpaugh Professor of Economics: University of Cincinnati; President: Economics Center for Education & Research.

John I. Von Lehman 10 Creek Side Drive Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Since August 2007	32	Former Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Interested Director
John J. Palmer 2283 E. Sentry Ridge Ct. Tucson, Arizona	71	Chairman of the Board and Director	Since July 1997	32	Insurance industry consultant (April 2010 to present), Director: NSLA and Fiduciary Capital Management, Inc. (Ohio National-affiliated companies); Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera. Prior to March 2010, was President of the Fund, Director and Vice Chairman of ONLIC; Prior to May 2010 was President and CEO of NSLA, Director of ONI and various other Ohio National-affiliated companies.

Officers
Christopher A. Carlson One Financial Way Cincinnati, Ohio	51	President	Since March 2000	32	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	57	Vice President	Since February 1998	32	Executive Vice President and Chief Marketing Officer — Institutional Sales: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

Dennis R. Taney One Financial Way Cincinnati, Ohio	63	Chief Compliance Officer	Since August 2004	32	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC, ONI, NSLA, and other Ohio National-affiliated companies.

R. Todd Brockman One Financial Way Cincinnati, Ohio	42	Treasurer	Since August 2004	32	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	36	Secretary	Since March 2005	32	Prior to August 2007 was Assistant Secretary, Senior Associate Counsel: ONLIC; Secretary: ONI and Suffolk; Assistant Secretary of various other Ohio National-affiliated companies.

(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2010

			Term served	Number of
			as Officer	Portfolios in	Principal Occupation and Other
Name and Address	Age	Position with the Fund	or Director	Fund Complex*	Directorships During Past Five Years

Catherine E. Gehr One Financial Way Cincinnati, Ohio	38	Assistant Treasurer	Since March 2005	32	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Katherine L. Carter One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Since August 2007	32	Assistant Counsel: ONLIC; Prior to July 2007 was Compliance Officer with Fifth Third Securities, Inc.

*	The Fund Complex is defined as Ohio National Fund, Inc. and The Dow® Target Variable Fund LLC.

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Ohio National Fund, Inc. Post Office Box 371 Cincinnati, Ohio 45201 Form 1320 Rev. 2-11

Item 2. Code Of Ethics.
As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. James E. Bushman. Mr. Bushman is independent for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.

Fiscal year ended December 31, 2010: $276,000 Fiscal year ended December 31, 2009: $276,000

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2010: $4,750 Fiscal year ended December 31, 2009: $4,600

(c)	Tax Fees.	None.
(d)	All Other Fees.	None.
(e)(1)	Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2010 and 2009, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.

(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.
Item 5. Audit Committee Of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson

Christopher A. Carlson
President
March 9, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson

Christopher A. Carlson
President
March 9, 2011

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
March 9, 2011